UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford HLS Funds

Annual Report

December 31, 2018

*Prior to November 1, 2018 the Hartford MidCap Growth HLS Fund was known as the Hartford Small/Mid Cap Equity HLS Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable insurance contract, retirement plan or pension plan or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or your insurance company. Your election to receive reports in paper will apply to all Hartford Funds available under your contract or plan and may apply to all funds held through your financial intermediary. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2018 through December 31, 2018.

Market Review

The market was volatile in 2018, particularly at the end of the year. For the first time since 2008, the S&P 500 Index1 closed the year with a negative return, -4.38%.

Rising interest rates, inflation anxiety, slowing global growth, and concerns surrounding U.S. tariffs and foreign policy have all contributed to increased volatility.

Throughout 2018, the U.S. Federal Reserve (Fed) continued its cycle of interest-rate increases. At the end of December 2018, short-term rates had risen to 2.5%. At the time of this writing, expectations were for two additional raises in 2019. Central banks overseas also began to unwind their accommodative policies by raising interest rates.

Domestic and foreign politics are likely to play a key role in market movements in 2019. For example, potential gridlock due to divided government and ongoing trade tensions with China could impact U.S. markets significantly. Abroad, uncertainties surrounding the future of the “Brexit” undertaking for the United Kingdom to leave the European Union may impact global markets.

Despite increased volatility, unemployment is low in the U.S. and the U.S. economy is supported by a strong job market, higher wages, and healthy consumer confidence.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford HLS Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 3/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-5.24%	5.02%	9.94%
Class IB	-5.50%	4.75%	9.67%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index	-2.41%	6.14%	9.25%
S&P 500 Index	-4.38%	8.49%	13.12%
Bloomberg Barclays Government/Credit Bond Index	-0.42%	2.53%	3.46%
ICE BofAML US 3-Month Treasury Bill Index	1.88%	0.63%	0.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index is calculated by Hartford Funds Management Company, LLC.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

You cannot invest directly in an index.

Performance information may reflect historical or current waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s prospectus dated May 1, 2018, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. The Fund filed a supplement to its prospectus, dated November 19, 2018, with the U.S. Securities and Exchange Commission that updated the Fund’s total annual fund operating expense table effective January 1, 2019. However, the information in this annual report is as of December 31, 2018 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are as follows: 0.63% (Class IA) and 0.88% (Class IB). The gross expense ratios shown in the supplement are as follows: 0.66% (Class IA) and 0.91% (Class IB). This contractual waiver will remain in effect through April 30, 2020 unless the Board of Directors of the Fund approves its earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Loren L. Moran, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned -5.24% for the twelve-month period ended December 31, 2018, underperforming the Fund’s custom benchmark (60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5% ICE BofAML US 3-Month Treasury Bill Index), which returned -2.41% for the same period. The S&P 500, Bloomberg Barclays Government/Credit Bond, and ICE BofAML US 3-Month Treasury Bill Indices returned -4.38%, -0.42% and 1.88%, respectively for the same period. During the same period, the Class IA shares of the Fund outperformed the -6.64% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve month period ending December 31, 2018. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

During the twelve-month period, three of the eleven sectors within the S&P 500 Index posted positive returns, led by Healthcare (+6%), Utilities (+4%), and Consumer Discretionary (+1%), while Energy (-18%) and Communication Services (-15%) fell the most.

U.S. fixed income markets largely generated negative total returns during the year, driven by corporate spread widening and higher yields as measured by the Bloomberg Barclays Global Aggregate Index. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including a temporary U.S. and China trade truce, survived confidence vote by U.K. Prime Minister May, and compromised budget plan between Italy and the European Union (EU).

Global monetary policy continued along a less accommodative path during the period. The Federal Reserve (Fed) increased rates four times and projected additional increases, but set expectations that the pace of tightening may slow. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate increase, slated for the second half of 2019.

Early in the period, U.S. yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, yields declined amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate increases in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year. The yield curve flattened substantially during the year as Fed rate increases propelled front-end rates higher.

During the period, asset allocation decisions detracted from the custom benchmark-relative performance during the period. The Fund was generally overweight equities and underweight fixed income and cash relative to the custom benchmark. The equity portion of the Fund underperformed the S&P 500 Index while the fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection. In particular, weak security selection in the Consumer Discretionary, Consumer Staples, and Finance sectors detracted from performance relative to the S&P 500 Index, which was partially offset by stronger selection in the Information Technology and Communication Services sector. Sector allocation, which is a residual of our bottom-up security selection process, contributed positively to relative performance during the period primarily due to the Fund’s overweight to the Healthcare sector and underweight to the Consumer Staples sector, which was slightly offset by an overweight to Energy and Materials sectors.

Stocks that detracted the most from returns relative to the S&P 500 Index and absolute returns in the equity portion of the Fund during the period were Invesco (Financials), British-American Tobacco (Consumer Staples), and Fortune Brands Home (Consumer Discretionary). Shares of the Invesco, a U.S.-based investment management company, fell over 52% as a result of broad market weakness, weak fund flows, and uncertainty about the impact of their recent acquisition of Oppenheimer. We maintained a position in the stock as of the end of the period. British-American Tobacco, a UK-based tobacco company, shares were impacted by concerns about the long-term trajectory of the U.S. cigarette business, due to increased Federal Drug Administration (FDA) regulation and the significant growth of the JUUL e-vapor product. The FDA is seeking to ban menthol in U.S. tobacco products, which would have a meaningful impact on the company’s U.S. business and their important Newport brand. We exited the position during the fourth quarter on concerns about greater FDA regulation and added risk from their

3

Hartford Balanced HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

balance sheet leverage. Shares of Fortune Brands Home, a U.S.-based manufacturer of home fixtures and hardware, declined due to softer-than-expected demand during the fourth quarter of 2018. In addition, underwhelming new construction end market shipments in the fourth quarter of 2018 and lower starts expectations in 2019 may limit organic growth for the company. We maintain a position in the stock at the end of the period. Invesco (Financials), Citigroup (Financials), and Philip Morris International (Consumer Staples) were the top detractors from absolute returns during the period.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included Eli Lilly (Healthcare), XL Group (Financials), and NextEra Energy (Energy). Eli Lilly, a U.S.-based global pharmaceutical company, returned more than 50% during the period, as the company reported strong third quarter results and released positive data on their diabetes franchise. Shares of XL Group, a global insurance and reinsurance company, rose sharply after the company agreed to be acquired by France-based insurer AXA. We eliminated the Fund’s position during the period. Shares of NextEra Energy, a U.S.-based clean energy company, rose during the period as the company reported strong second quarter earnings. The year-over-year earnings growth was led by solid contribution from both Florida Power & Light Company and NextEra Energy Resources segments. The enhanced growth was primarily due to new investments made at both the segments. Microsoft (Information Technology), Eli Lilly (Healthcare), and XL Group (Financials) were the top contributors to absolute returns during the period.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index during the period. Short duration/yield curve positioning was the primary contributor to relative performance. Investment grade credit positioning contributed positively overall, as positive impacts from an overweight to and security selection within the Industrials, Sovereigns and Taxable Municipals sectors more than offset a negative impact from an overweight to Financials and Utilities sectors. Out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) detracted from performance relative to the Bloomberg Barclays Government/Credit Bond Index, particularly in the last quarter of 2018 as TIPS underperformed duration-equivalent nominal U.S. Treasuries. An out of benchmark allocation to agency Mortgage-Backed Securities (MBS) pass-throughs and Collateralized Loan Obligations (CLOs) detracted modestly from relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Economic updates remained solid during the period, but rising uncertainty on a range of issues contributed to a deterioration in investor sentiment. Job growth remained steady through the period and the unemployment rate remained below 4%. Consumer confidence and retail sales have remained strong throughout the year, and initial reports from the holiday season have been solid. Inflation remains benign, partly thanks to lower oil prices, which we believe may benefit the consumer in 2019. The Fed highlighted in December that wages have started to increase which we believe may also help the U.S. consumer, but may also serve as a source of margin pressure in several domestic industries.

On the fixed income side, we have a cautious view of risk assets and as a result, the Fund has reduced exposure to corporate bonds. With better interest rate valuations, and as we expect the Fed to be more data dependent as we approach the terminal policy rate, and with much of the rise in short- term rates behind us, we have chosen to seek to limit the Fund’s interest rate risk relative to the benchmark and have reduced the Fund’s short duration positioning. Credit remains a main investment focus of the portfolio. While the Fund is positioned with an overweight to corporate credit, we favor higher quality and less cyclical sectors. We believe that the market should benefit from continued tailwinds of tax reform, deregulation, and fiscal stimulus. Despite the prolonged economic cycle and persistently strong earnings from the corporate sector, we are viewing the credit cycle as mature with most of the narrowing of spreads (corporate compared to Treasury) behind us.

Within equities, the Fund ended the period most overweight to the Healthcare sector and most underweight to the Consumer Discretionary sector. Within fixed income, the Fund ended the period with a moderately pro-cyclical risk posture, continuing to favor investment grade credit, particularly in the U.S. Financials sector. As of the end of the period, the Fund is positioned with an overweight to taxable municipal bonds for the diversification benefit we believe they provide and maintained long inflation break evens via an allocation to TIPS. The Fund owns out-of-benchmark allocations to securitized sectors MBS, Commercial Mortgage Backed Securities (CMBS), and Asset Backed Securities (ABS) as of the end of the period.

At the end of the period, the Fund’s equity exposure was at 67% compared to 60% in its custom benchmark.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Composition by Security Type(1)

as of December 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	65.1%

Total	65.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.7%
Corporate Bonds	18.4
Foreign Government Obligations	0.6
Municipal Bonds	1.1
U.S. Government Agencies	0.9
U.S. Government Securities	8.4

Total	33.1%

Short-Term Investments	1.6
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

4

Hartford Capital Appreciation HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 4/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-6.96%	5.39%	12.39%
Class IB	-7.18%	5.12%	12.11%
Class IC	-7.41%	4.86%	11.83%
Russell 3000 Index	-5.24%	7.91%	13.18%
S&P 500 Index	-4.38%	8.49%	13.12%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.68%, 0.93% and 1.18%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

5

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned -6.96% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned -5.24% and -4.38%, respectively, for the same period. For the same period, Class IA shares of the Fund outperformed the -7.87% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018 which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, eight of the eleven sectors in the Russell 3000 Index had negative returns. Energy (-20.0%), Materials (-16.4%), and Industrials (-14.1%) were the worst performers, while Healthcare (+5.3), Utilities (+4.6%), and Information Technology (+0.5%) performed best.

Security selection was the primary detractor from performance relative to the Russell 3000 Index during the period. Weak stock selection in the Healthcare, Consumer Discretionary, and Information Technology sectors was only partially offset by positive selection in the Industrials and Real Estate sectors. Sector allocation, a result of the Fund’s bottom-up security selection process, contributed positively to performance relative to the Russell 3000 Index during the period. An overweight to the Consumer Staples sector and an underweight to the Financials and Energy sectors contributed positively to returns relative to the Russell 3000 Index. This was only partially offset by an overweight to the Materials and Industrials sectors, which detracted from benchmark-relative performance. Factor impact on the Fund was neutral. Exposure to volatility factors was positive but was offset by exposure to dividend yield. International exposure (country and currency) also detracted from relative performance, in particular due to the Fund’s exposure within Europe (Switzerland, France, and the United Kingdom) and Emerging Markets (China and South Korea).

The largest detractors to performance relative to the Russell 3000 Index over the period were Amazon (Consumer Discretionary), Microsoft (Information Technology), and Halliburton (Energy). Underweight exposure to U.S.-based global e-commerce retailer Amazon detracted from performance relative to the Russell 3000 Index. The stock price rose after the company posted strong earnings during the period as investors continued to be bullish on the prospects of continued strong growth. We believe the fundamentals across Amazon’s three key business units remain robust and the company continues to expand its categories, many of which have a high likelihood of success. While we have added to the position over the period, we remained underweight relative to the Russell 3000 Index. Underweight exposure to Microsoft, a U.S.-based developer of software products and services, detracted from performance relative to the Russell 3000 Index. Microsoft’s stock price rose during the period as the company released strong quarterly and fiscal 2018 financial results driven by robust performance across all business segments (productivity and business processes, intelligent cloud, and personal computing). Halliburton is a U.S.-based oil service company. The stock price declined during the period with falling oil prices. Bank OZK (Financials) and Citigroup (Financials) were among the top absolute detractors during the period.

The largest contributors to performance relative to the Russell 3000 Index over the period were ServiceNow (Information Technology), Facebook (Communications Services), and General Electric (Industrials). ServiceNow is a U.S.-based provider of cloud-based services that automate enterprise IT operations. The stock price rose as underlying results and guidance were better than the market expected during each quarterly earnings report. The market continued to have confidence in the company’s strong fundamentals momentum, as it has been successful at selling their products more broadly. The Fund continued to have an overweight to ServiceNow at the end of the period. Facebook is a U.S.-based company that engages in the development of social media applications. Shares declined sharply after lower than expected second quarter results as Facebook’s privacy data issues have had more of an impact on users, usage, and advertising revenue than anticipated. The company provided a softer outlook for the second half of 2018 and given the increased near-term uncertainty on revenue growth, slowing user growth, and lower margin forecast we have eliminated the Fund’s position. Our decision not to own General Electric

6

Hartford Capital Appreciation HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

contributed positively to performance relative to the Russell 3000 Index during the period. GE is a U.S.-based multi-segment company that develops and manufactures products for the generation, transmission, distribution, control and utilization of electricity. The company is facing a number of controversies, including those relating to the company’s accounting practices. The stock price fell significantly in 2018 in the face of high leverage, poor power and gas business, and continued restructuring efforts. We continued to avoid the stock at the end of the period and remained unconvinced that the company’s turnaround plan will work. Atlassian (Information Technology) and Nike (Consumer Discretionary) were among the top contributors to absolute returns over the period.

The Fund, at times, uses derivative instruments such as currency forwards to hedge currency risk and equity index futures to hedge the market risk. During the period, the use of currency forwards did not have a significant impact on performance while the use of equity index futures slightly detracted from relative performance.

What is the outlook as of the end of the period?

Economic growth in the U.S. was tracking above the long-term average in the fourth quarter of 2018; however, we see signs of slowing growth ahead as durable goods orders remain sluggish and input costs are increasing on the back of higher tariffs. With inflation in-line with Fed’s forecasts and the Fed’s reiteration of a data-dependent monetary policy agenda, we could see further tightening in 2019. However, we expect to see a pause in this policy approach if macro fundamentals deteriorate.

In addition to the considerable uncertainty regarding the pace of tightening, we believe continued uncertainty stemming from ongoing trade tensions persists. Furthermore, the risk of an abrupt economic slowdown in China and political risk in Europe could have ramifications for the U.S. We expect the net impact of these uncertainties to lead to continued market volatility in 2019.

From a factor perspective, while we maintained the Fund’s exposure to value and growth factors for capital appreciation potential, we are increasingly looking to quality and low volatility to mitigate downside risk.

At the end of the period, the Fund’s largest overweights were to Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to Information Technology and Communications Services sectors, relative to the Russell 3000 Index.

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or portfolio management teams. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small- and mid-cap securities can have greater risk and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks are generally greater for investments in emerging markets. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	12.7
Consumer Staples	8.6
Energy	3.9
Financials	11.9
Health Care	16.7
Industrials	11.9
Information Technology	15.2
Materials	3.6
Real Estate	5.6
Utilities	2.2

Total	98.3%

Short-Term Investments	1.8
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

7

Hartford Disciplined Equity HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 5/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-1.99%	9.42%	13.77%
Class IB	-2.23%	9.15%	13.48%
S&P 500 Index	-4.38%	8.49%	13.12%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

8

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned -1.99% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmark, the S&P 500 Index, which returned -4.38% for the same period. During the same period, the Class IA shares of the Fund also outperformed the -5.43% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period ending December 31, 2018, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, three of the eleven sectors within the S&P 500 Index rose, led by Healthcare (+6%), Utilities (+4%), and Consumer Discretionary (+1%). Energy (-18%), Communication Services (-15%) and Materials (-15%) lagged on a relative basis.

Security selection was the primary contributor to returns relative to the S&P 500 Index during the period, primarily within Healthcare, Information Technology, and Communication Services sectors, which more than offset weaker selection within the Consumer Discretionary and Energy sectors, which detracted from performance relative to the S&P 500 Index. Sector allocation, which is a residual of our bottom-up security selection process, contributed positively to results relative to the S&P 500 Index driven by the Fund’s underweight to the Energy sector and overweight to Healthcare and Utilities sectors. This more than offset the negative impact from an overweight to the Industrials sector and an underweight to the Consumer Discretionary sector.

The top contributors to performance relative to the S&P 500 Index and absolute performance over the period were Mastercard (Information Technology), XL Group (Financials), and Eli Lilly (Healthcare). The top contributor to performance relative to the S&P 500 Index during the period was Mastercard, a U.S.-based electronic transactions company. The stock price of the company rose as the company continued to benefit from the ongoing secular shift away from cash and checks and towards electronic payments. XL Group, a U.S.-based global commercial Property & Casualty insurer was among the top contributors during the period. The company’s share price rose after the company agreed to be acquired by France-based insurer AXA. Eli Lilly, a global pharmaceutical company, contributed positively to performance relative to the S&P 500 Index during the period. Its shares traded higher on positive news from the company, including the U.S. Food and Drug Administration granting Breakthrough Therapy Designation to the company’s headache drug candidate Emgality.

The largest detractors from performance relative to the S&P 500 Index over the period were Amazon (Consumer Discretionary), Micron (Information Technology), and Fortune Brands (Industrials). An underweight position in Amazon, a U.S.-based global e-commerce retailer, detracted from performance relative to the S&P 500 Index as the company saw its share price rise; the company continued to expand its categories, such as its purchase of Whole Foods, to which the market reacted positively. Micron, a U.S.-based semiconductor company was among the top detractors from performance relative to the S&P 500 Index during the period. Share prices of the company came under pressure amid market concerns over global trade tensions and price weakness in the DRAM memory chip market. Fortune Brands, a U.S.-based home and security company, saw its share price decline during the period over concerns around rising interest rates and slowing housing starts. FedEx (Industrials) was a top absolute detractor from performance during the period.

9

Hartford Disciplined Equity HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

We believe the U.S. economy remains healthy, although leading indicators are suggesting some moderation in growth into next year. With unemployment levels low and trending lower, we see risks of higher U.S. inflation. Many companies are facing higher labor and material costs, creating some uncertainty around profitability. While we were concerned about the possibility of higher oil prices during the period given the prospect of Iran sanctions, the waivers granted by the U.S. government actually resulted in oversupply and declining crude prices. However, we believe the subsequent cuts should restore supply demand balance and allow oil prices to find a firmer footing in 2019.

Trade continues to dominate the narrative. We are hopeful that a satisfactory agreement with China will be arrived at, however some supply chain disruption and temporary pauses in capital investment cannot be ruled out. The U.K.’s exit from the E.U. has re-emerged as another near term uncertainty that we have to monitor. On the flip side, we believe the strong employment situation bodes well for the consumer and so far the government shutdown has had little economic impact. Also credit remains benign and does not appear to be a near term headwind to profitability.

We will be watching profitability trends in 2019, particularly in areas seeing inflationary pressures, to evaluate the ability for companies to pass on prices and still grow. Given the uncertainty of some of the aforementioned macroeconomic issues, we do expect volatility to remain somewhat elevated despite recent declines in the market.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Consumer Staples, and Utilities sectors, while the Fund’s largest underweights were to the Communication Services, Energy, and Information Technology sectors, relative to the S&P 500 Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.6%
Consumer Discretionary	10.5
Consumer Staples	9.2
Energy	2.1
Financials	14.0
Health Care	19.3
Industrials	10.4
Information Technology	18.0
Materials	2.3
Real Estate	1.1
Utilities	5.2

Total	98.7%

Short-Term Investments	1.2
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

10

Hartford Dividend and Growth HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 3/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-5.32%	7.53%	11.91%
Class IB	-5.56%	7.26%	11.63%
S&P 500 Index	-4.38%	8.49%	13.12%
Russell 1000 Value Index	-8.27%	5.95%	11.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.68% and 0.93%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

11

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned -5.32% for the twelve-month period ended December 31, 2018, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned -4.38% for the same period. Class IA shares of the Fund outperformed the Russell 1000 Value Index, its other benchmark, which returned -8.27% for the same period. During the same period, the Class IA shares of the Fund outperformed the -7.08% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February which led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, three of the eleven sectors within the S&P 500 Index posted positive returns, led by Healthcare (+6%), Utilities (+4%), and Consumer Discretionary

(+1%). Energy (-18%), Communication Services (-15%) and Materials (-15%) lagged on a relative basis.

Sector allocation, a result of our bottom up stock selection process, was the primary detractor from performance relative to the S&P 500 Index during the period. An overweight to the Financials and Energy sectors more than offset the positive impact of an overweight to the Utilities sector and an underweight to Consumer Staples sector. Security selection contributed positively to performance relative to the S&P 500 Index during the period. Strong selection within Communication Services, Healthcare, and Energy sectors was only partially offset by weaker selection within Consumer Discretionary and Financials sectors.

The Fund’s top detractors from performance relative to the S&P 500 Index were Amazon (Consumer Discretionary), Prudential Financial (Financials), and Principal Financial Group (Financials). Not owning Amazon, a constituent in the S&P 500 Index, a U.S.-based global e-commerce retailer, detracted from performance relative to the S&P 500 Index as the company reported strong organic growth and rising profit, along with increasing net sales year over year. Shares of U.S.-based life insurance and Financial Services company, Prudential, detracted from performance relative to the S&P 500 Index despite rising earnings expectations during the year. The stock fell along with those of many other insurers on concerns over potential charges associated with long-term care insurance and the fear of economic recession. Principal Financial Group, faltered during the period amid widespread weakness in the sector and earnings results that slightly lagged street estimates. Top absolute detractors during the period included Bank of America (Financials) and DXC Technology (Information Technology).

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Facebook (Communication Services), Verizon (Communication Services), and General Electric (Industrials). Not holding Facebook, a constituent in the S&P 500 Index, U.S.-based social media provider, contributed positively to benchmark-relative performance as the company faced ongoing concerns surrounding slowing growth and the potential for increased regulatory attention. Verizon, a U.S.-based communications technology company, saw its share price rise as the company reported strong quarterly results above street estimates and reduced its capital expenditure guidance. General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, underperformed as the company reported earnings results that were weaker than consensus estimates primarily driven by

12

Hartford Dividend and Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

another miss in the GE Power division. The Fund’s modest position in GE was eliminated at the beginning of the period. Top absolute performers during the period included Microsoft (Information Technology) and Merck (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

The economic outlook has weakened in the last six months, and we are now seeing the slowdown in China reverberating across Europe and the U.S. While we generally see the U.S. on the tail end of the slowdown, we believe that the wealth effect of weak equity market performance should impact consumer confidence. As of the end of the period, we remained optimistic about the Fund’s overweight to the Financials sector given the moderate valuations. We are cautious on more cyclical sectors of the economy and would not want to overexpose the portfolio to highly leveraged businesses at this stage of the cycle. However, as equities in the Industrials sector underperformed the broad market by the end of the period, we became interested in select opportunities. Many of the traditionally safe equities in the Consumers Staples sector appeared overly expensive in our valuation framework as of the end of the period.

We continue to rely on our process and philosophy as we construct the Fund.

At the end of the period, the Fund’s largest overweights relative to the to the S&P 500 Index were to the Financials, Energy, and Utilities sectors, while the Fund’s largest underweights were to Information Technology and Consumer Discretionary sectors.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.2%
Consumer Discretionary	4.8
Consumer Staples	5.4
Energy	8.6
Financials	20.4
Health Care	16.2
Industrials	8.4
Information Technology	13.1
Materials	4.3
Real Estate	2.6
Utilities	5.1

Total	98.1%

Short-Term Investments	1.9
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

Hartford Global Growth HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-3.81%	8.47%	12.92%
Class IB	-4.07%	8.21%	12.64%
MSCI World Growth Index (Net)	-6.74%	6.08%	11.04%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed markets.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.81% and 1.06%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

14

Hartford Global Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Matthew D. Hudson, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned -3.81% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmark, the MSCI World Growth Index (Net), which returned -6.74% for the same period. For the same period, Class IA shares of the Fund also outperformed the -7.94% average return of the Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equity markets lost ground over the twelve-month period ended December 31, 2018, as measured by the MSCI All Country World Index (Net), finishing the year in negative territory. Escalating inflation risks knocked the rallying market off course, leading to a sharp correction and a large spike in volatility at the onset of February of 2018. Through the late spring and summer of 2018, an intensification of trade war rhetoric, strong U.S. economic data, and a strengthening dollar formed a divergence between markets as the U.S. broadly outperformed international markets, most notably China and other developing economies. Global equities, U.S.-included, finished the year in a turbulent downtrend, weighed down by the cumulating stress of higher rates, tariff uncertainty, and shifts in political power.

The U.S. government saw a shift in power when Democrats gained control of the U.S. House of Representatives following November’s mid-term elections. U.S.-China trade relations remained especially volatile. By early July, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In Europe, the U.K.’s exit from the E.U. (“Brexit”) negotiations progressed after the European Union (EU) and the U.K. reached a deal that set the terms of the U.K.’s exit from the bloc. In Latin America, Brazil was a notable bright spot in the fourth quarter of 2018, as markets rallied on the news that Jair Bolsonaro was elected president.

On the monetary front, the U.S. Federal Reserve (Fed), the Bank of England, and the Bank of Canada raised interest rates. In the U.S., Fed Chairman Jerome Powell raised interest rates four times, bringing the Fed Funds rate to a range of 2.25-2.5%. The European Central Bank (ECB) announced that quantitative easing will not continue into 2019, but offered a dovish undertone pledging to keep policy rates unchanged at least through the summer of 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Central banks globally are concluding multifaceted economic support programs. However, on several occasions through the year the People’s Bank of China lowered the reserve-requirement ratio (RRR), the amount of cash banks must keep on reserve, in an effort to boost growth.

Global Manufacturing Purchasing Managers’ Index (PMI) fell through the course of the year, signaling moderated growth rates. In the U.S., unemployment continued to trend downward over the period, ending the year at a historically low 3.7%. Oil approached a four-year high amidst global supply uncertainties and strong global growth before plummeting over 25% through the end of the year as increased production was paired with tepid demand. China’s Gross Domestic Product (GDP) growth slowed; in the third quarter economic growth fell to its lowest level since the first quarter of 2009.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index (Net), respectively, and emerging market equities underperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index (Net) and MSCI World Index (Net), respectively. Within the MSCI World Growth Index (Net), all sectors posted negative returns. Energy (-24%), Materials (-17%), and Industrials (-14%) fell by the most during the period.

The Fund’s outperformance versus the Fund’s benchmark, was driven by security selection and sector allocation. In particular, selection in the Healthcare, Information Technology, and Consumer Discretionary sectors contributed positively to relative performance, which was partially offset by weaker selection in the Energy and Financials sectors, which detracted from performance. Sector allocation, a result of the Fund’s bottom-up security selection process, also contributed positively to relative performance. The Fund’s overweight to the Information Technology sector and underweights to the Materials and Energy sectors contributed positively to performance relative to the MSCI World Growth Index (Net). This was partially offset by an overweight to the Financials sector, which detracted from performance relative to the MSCI World Growth Index (Net).

Top contributors to performance relative to the MSCI World Growth Index (Net) were Adobe (Information Technology), ServiceNow (Information Technology), and salesforce.com (Information Technology). Shares of Adobe, a U.S. based multinational computer software company, outperformed driven by strong earnings, as the company has been able to transition to a subscription based model with sticky, recurring revenues, while raising prices. The Fund’s position in ServiceNow, a U.S. based provider of cloud-based services that automate enterprise IT operations, rose during the period as the market gained confidence in the company’s strong fundamental momentum, which continues to show impressive success with new products and market penetration. The stock price of salesforce.com, a U.S.-based developer of on-demand customer relationship management (CRM) software, posted positive results after the company reported strong revenue growth and provided next year’s guidance ahead of expectations. Amazon (Consumer Discretionary) was a top absolute contributor during the period.

15

Hartford Global Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

The top detractors from the Fund’s performance relative to the MSCI World Growth Index (Net) were EnCana (Energy), Flex (Information Technology), and Julius Baer Group (Financials). Shares of EnCana, a Canada based energy company, underperformed amid broader energy weakness. Additionally, at the beginning of November, EnCana announced it would acquire Newfield Exploration in an all-stock transaction further hindering EnCana’s performance. Given the Fund held both companies and the share price of Newfield Exploration increased following news of the acquisition, the Fund eliminated its Newfield Exploration holdings. Flex, a U.S.-based company that designs, manufactures, and services consumer electronics for original equipment manufacturers, announced the retirement of its CEO at the end of 2018, the cancellation of a strategic partnership with Nike, and lowered guidance for the quarter and 2019 during their third period’s earnings release. The Fund sold its position in order to seek to fund more attractive opportunities. The shares of Julius Baer Group, a Switzerland-based multinational private bank, underperformed primarily due to negative market sentiment in Europe and European financials, poor performance in Asia where transaction volumes were lower than expected, and a minor money laundering scandal in Panama. Top absolute detractors included Electronic Arts (Communication Services) and Schlumberger (Energy).

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Looking ahead, our focus remains on stock selection driven by bottom-up, fundamental research, regular meetings with the managements of leading companies globally, and leveraging the deep research capabilities of our firm. As of the end of the period, we believe risks remain on the horizon, including political risk in Europe, trade negotiations between the U.S. and China, and the potential ramifications of a sharp slowdown in economic growth in China. We remain focused on selecting companies with improving fundamentals and catalysts that we think should lead to accelerating earnings growth above consensus expectations.

At the end of the period, the Fund’s largest sector overweights were to the Healthcare, Consumer Discretionary, and Financials sectors, while the Fund’s largest underweights were to the Consumer Staples, Materials, and Industrials sectors, relative to the MSCI World Growth Index (Net).

Important Risks

Investing involves risk, including the possible loss of principal. The Fund seeks to achieve its investment objective by allocating assets among different asset classes and/or portfolio management teams. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Mid-cap securities can have greater risk and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Country(1)

as of December 31, 2018

Country	Percentage of Net Assets
Canada	1.6%
China	2.9
France	2.5
Germany	1.3
Hong Kong	1.5
India	0.6
Ireland	1.3
Italy	1.2
Japan	4.3
Luxembourg	0.6
Portugal	0.5
Russia	0.6
Sweden	1.0
Switzerland	3.6
Taiwan	0.5
United Kingdom	6.9
United States	68.2
Short-Term Investments	1.1
Other Assets & Liabilities	(0.2)

Total	100.0%

(1)

The table above is based on Bloomberg’s country of risk classifications. For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

16

Hartford Growth Opportunities HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 3/24/1987 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	0.53%	10.72%	14.81%
Class IB	0.29%	10.44%	14.52%
Class IC	0.04%	10.18%	14.24%
Russell 3000 Growth Index	-2.12%	9.99%	15.15%
Russell 1000 Growth Index	-1.51%	10.40%	15.29%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.66%, 0.91% and 1.16%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

17

Hartford Growth Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA, CMT

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 0.53% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned -2.12% and -1.51%, respectively, for the same period. For the same period, Class IA shares of the Fund also outperformed the -2.92% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018 which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December of 2018 were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, five of the eleven sectors within the Russell 3000 Growth Index rose, led by Utilities (+3%) and Healthcare (3%). Energy (-33%), Materials (-15%), and Communication Services (-12%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 3000 Growth Index was primarily driven by strong security selection within the Information Technology, Healthcare, and Consumer Staples sectors. Weaker selection in Consumer Discretionary partially offset positive results relative to the Russell 3000 Growth Index. Sector allocation, a residual of the bottom-up stock selection process, also contributed positively to returns relative to the Russell 3000 Growth Index, due primarily to an overweight allocation to the Information Technology sector and an underweight allocation to the Consumer Staples sector.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included The Trade Desk (Information Technology), Workday (Information Technology), and Facebook (Information Technology). Shares of The Trade Desk, a U.S.-based technology company providing ad buyers a platform to manage and display social, mobile, and video advertising, advanced during the period on strong earnings as revenues and guidance came in above consensus estimates. Results were strong across the board as sales, gross profit, and operating profit all increased year over year. The Fund’s position in The Trade Desk was eliminated during the period. Workday, a U.S.-based software-as-a-service (SaaS) provider for finance and human resources, reported strong earnings results during the period. The company displayed accelerated new business signings across their product platform, strong growth in their international and financials segments, and a significant increase in subscription revenue. Facebook, a U.S.-based social media provider, contributed positively to performance relative to the Russell 3000 Growth Index as the company faced ongoing concerns over data privacy issues. The Fund’s position in Facebook was eliminated during the period. Salesforce.com (Information Technology) was a top absolute contributor to performance during the period.

Stocks that detracted the most from performance relative to the Russell 3000 Growth Index during the period were Microsoft (Information Technology), Alphabet (Information Technology), and Floor & Decor (Consumer Discretionary). Shares of Microsoft, a U.S.-based developer of software products and services, rose due to strong revenue growth mainly attributable to the commercial cloud and the successful launch of newer hybrid server products. Not owning a position in the benchmark constituent detracted from performance relative to the Russell 3000 Growth Index. Shares of Alphabet, a U.S.-based internet search provider, fell during the period after announcing both revenue and margins were below consensus estimates, along with modest growth deceleration. We began selling the Fund’s shares of Alphabet and the Fund was

18

Hartford Growth Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

underweight at the end of the period. Shares of U.S.-based flooring and related accessory retailer, Floor & Decor, fell during the period after announcing softer than expected sales growth including lower same-store-sales and guidance below consensus estimates. ADT (Industrials) was a top absolute detractor from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In our view, the recent trade rhetoric between the U.S. and China has caused a further deceleration in global growth and started to have a material impact on U.S. companies. Near term we believe the current market volatility will continue, but do not view a recession as inevitable. However, we do acknowledge it as a possibility. We are using the periods of uncertainty and market depreciation to seek to upgrade the quality of the portfolio and have been adding to high conviction names that we think are overly discounting a negative scenario. We are particularly focused on companies that we believe can succeed in an environment of slower economic growth.

At the end of the period, our bottom-up investment approach resulted in overweight exposures to the Consumer Discretionary, Healthcare, and Communication Services sectors, relative to the Russell 3000 Growth Index. The Fund’s largest underweights relative to the Russell 3000 Growth Index were to Industrials, Consumer Staples, and Real Estate sectors, at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Mid-cap securities can have greater risk and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	11.0%
Consumer Discretionary	17.5
Consumer Staples	3.9
Energy	1.5
Financials	4.9
Health Care	17.3
Industrials	8.8
Information Technology	32.7
Materials	1.0
Real Estate	1.0

Total	99.6%

Short-Term Investments	1.2
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

19

Hartford Healthcare HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 5/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-2.67%	9.47%	15.18%
Class IB	-2.96%	9.18%	14.88%
S&P Composite 1500 Health Care Index	6.71%	11.40%	15.16%
S&P 500 Index	-4.38%	8.49%	13.12%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.90% and 1.15%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

20

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of the Hartford Healthcare HLS Fund returned -2.67% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned 6.71% for the same period. The Class IA shares of the Fund outperformed the S&P 500 Index, the Fund’s other benchmark, which returned -4.38% during the period. During the same period, Class IA shares of the Fund underperformed the -0.57% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (+7%) drastically outperformed the broader U.S. equity market (-4%) and global equity market (-9%) during the period, as measured by the S&P Composite 1500 Healthcare, S&P 500, and the MSCI All Country World (ACWI) Indices (Net), respectively. Within the S&P Composite 1500 Health Care Index, medical technology returned 15%, health care services returned 6%, large-cap biopharma returned 5%, small-cap biopharma returned -6%, and mid-cap biopharma returned -31%.

The Fund underperformed the S&P Composite 1500 Health Care Index, over the period due primarily to unfavorable sector allocation decisions. An overweight to mid- and small-cap biopharma detracted from results relative to the S&P Composite 1500 Health Care Index during the period, more than offsetting a positive contribution from an underweight to large-cap biopharma. Security selection also detracted modestly from performance relative to the S&P Composite 1500 Health Care Index. Security selection was weakest in small- and large-cap biopharma. This was partially offset by stronger selection in mid-cap biopharma and medical technology over the period.

Merck (large-cap biopharma), Portola Pharmaceuticals (mid-cap biopharma), and Pfizer (large-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index. Not holding benchmark constituent Merck, a U.S.-based pharmaceutical company, detracted from returns relative to the S&P Composite 1500 Health Care Index, as the stock moved higher on U.S. Food and Drug Administration (FDA) approval of both Lenvima for first-line liver cancer, and an expanded label for Keytruda. Shares of Portola Pharmaceuticals, a commercial-stage biotechnology company focused mainly on cardiovascular disease, underperformed after sales of Bevyxxa, one of the company’s two marketed products, posted disappointing sales and management indicated that the launch would remain slow. Not holding benchmark constituent Pfizer, a U.S.-based pharmaceutical company, detracted from returns relative to the S&P Composite 1500 Health Care Index during the period as the stock moved higher on a solid earnings report and European approval of Trazimera, Pfizer’s biosimilar to Herceptin. This marks Pfizer’s fourth biosimilar, and the first oncology biosimilar, to receive European Commission approval. Alkermes (biopharma) was a top detractor from absolute performance during the period.

Johnson & Johnson (large-cap biopharma), Loxo Oncology (mid-cap biopharma), and Boston Scientific (medical technology) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Johnson & Johnson, a U.S.-based pharmaceutical company, ended the period lower as a result of the FDA’s commitment to targeting high drug pricing on less innovative products and legal battles over the safety of the company’s baby powder. An underweight position during the period contributed positively to performance relative to the S&P Composite 1500 Health Care Index; we later eliminated the name from the Fund. Shares of Loxo Oncology, a U.S.-based biopharmaceutical company specializing in medicines that target genetically-defined cancers, rose after the company announced that its lead drug Larotrectinib was accepted for priority review by the FDA for treating certain cancers. In addition, the company presented compelling clinical data for its second molecule, LOXO-292, in treating tumors driven by the RET gene at the American Society of Clinical Oncology annual meeting. Shares of Boston Scientific, a U.S.-based developer and manufacturer of medical devices, rose on strong earnings reports, and FDA approval for its innovative vascular stent, Eluvia. Eli Lilly (biopharma) was a top contributor to absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Looking back, we believe that the significant market valuation correction of this past quarter – while painful – has expanded our range of opportunities going forward. The recent stock market gyrations should almost certainly continue, but with valuations broadly lower, we look to 2019 with cautious optimism. We believe innovation in the

21

Hartford Healthcare HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

biopharmaceutical and medical technology sectors is alive and well – indeed, the FDA approved a record number of new drugs in 2018 – and that fundamental innovation plus renewed interest in merger and acquisition (M&A) activity among larger drug companies may ultimately lead the sector higher.

Pressure on pricing and payment models will be ongoing in these sectors, but we continue to believe that fundamental structural reform is unlikely in the foreseeable future. The Trump Administration Healthcare blueprint seeks to address high drug prices by increasing competition, fostering pricing transparency, and wringing out inefficiencies in the pharmaceutical market. Importantly, it appears supportive of biomedical innovation and of the economic model thereof.

In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines may continue to drive growth of the sector.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Subsector(1)

as of December 31, 2018

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	24.5%
Health Care Equipment & Supplies	22.9
Health Care Providers & Services	19.9
Health Care Technology	3.0
Life Sciences Tools & Services	4.7
Pharmaceuticals	23.9

Total	98.9%

Short-Term Investments	2.2
Other Assets & Liabilities	(1.1)

Total	100.0%

(1)

A subsector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

22

Hartford High Yield HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 9/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-3.44%	3.11%	10.00%
Class IB	-3.66%	2.85%	9.73%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-2.08%	3.83%	11.12%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012 HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

23

Hartford High Yield HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned -3.44% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned -2.08% for the same period. During the same period, the Class IA shares of the Fund underperformed the -2.53% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period, global fixed income markets largely generated negative total returns as measured by the Bloomberg Barclays Global Aggregate Index, driven by corporate spread widening and higher yields in the U.S. and select emerging markets government bond markets. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including the U.S. and China temporary trade truce, survived confidence vote by United Kingdom (UK) Prime Minister May, and compromised budget plan between Italy and the European Union (EU).

Global monetary policy continued along a less accommodative path during the period. The Federal Reserve (Fed) increased rates four times and projected additional increases, but set expectations that the pace of tightening may slow. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate increase, slated for the second half of 2019. The Bank of England increased rates once, but later kept them on hold as the U.K. continued to negotiate terms of its exit from the EU (“Brexit”).

Early in the period, sovereign debt yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, sovereign debt yields declined across most markets amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate increases in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year. Brexit worries and weakening European growth indicators contributed to lower core European sovereign debt yields while U.K. yields rose. Italian bond yields rose sharply on debt sustainability concerns but declined after the government announced a budget agreement that will allow the country to dodge a painful EU sanctions process.

Absolute returns were positive for most securitized sectors but negative for corporate sectors during the year. On an excess return basis relative to duration-equivalent treasuries, most major credit risk sectors posted negative returns over the period, with greater underperformance across lower-rated sectors.

High-yield markets were adversely impacted by both increasing interest rates and widening credit spreads during the year amid a backdrop of ongoing geopolitical uncertainty in Europe and elevated tensions between the U.S. and its trading partners, namely China. High yield held up well during the first three quarters of the year, but spreads widened sharply during the fourth quarter of 2018 amid a spike in equity market volatility, lack of progress on key political issues in Europe, and a sharp selloff in energy prices.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned -2.08% for the twelve months ended December 31, 2018 and outperformed duration-equivalent Treasuries by -3.58%. The Option-Adjusted Spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 5.26% on December 31, 2018, wider than twelve months ago (3.43% as of December 31, 2017).

During the period, sector allocation contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, mainly driven by the Fund’s underweight allocations to the Energy and Automotive sectors. This was partially offset by underweights to Healthcare and Utilities sectors, which detracted from returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Overall, security selection decisions detracted from returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, primarily driven by selection within the Metals and Mining and financial institutions sectors. This was partially offset by stronger selection in the Energy and home constructions sectors, which contributed positively to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Quality positioning contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the period, primarily due to an underweight to BB-rated securities along with an overweight to CCC and below-rated securities.

Over the period, the Fund had a small position in the High Yield Credit Default Swap Index (CDX). During the period, the Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This position contributed positively to relative performance.

What is the outlook as of the end of the period?

We remain constructive on high yield given what we view as the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and continued demand for yield-producing assets. We believe valuations appear attractive following recent spread widening given the strong economy and solid company fundamentals. While geo-political events and tighter-than-expected central bank monetary policy are risks, we believe spreads offer ample cushion given our expectation for a benign default environment over the next year.

24

Hartford High Yield HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. However, we also acknowledge that high yield spreads in Europe and emerging markets have widened significantly and we are finding select investment opportunities in these regions. We continue to monitor the possible impact on global growth from increased political uncertainty and potentially more protectionist policies.

We believe high yield continues to be an attractive asset class and the ongoing “search for yield,” caused in part by low absolute levels of interest rates around much of the globe, may continue to provide a tailwind for the asset class going forward.

The Fund ended the year most overweight in the Gaming and Packaging sectors, and was most underweight to the Energy and Automotive sectors relative to Bloomberg Barclay U.S Corporate High Yield Bond Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.9%
Escrows	0.0 *

Total	0.9%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%*
Convertible Bonds	1.1
Corporate Bonds	88.6
Senior Floating Rate Interests	5.8

Total	95.5%

Short-Term Investments	2.1
Other Assets & Liabilities	1.5

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

25

Hartford International Opportunities HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 7/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-18.74%	0.18%	6.84%
Class IB	-18.96%	-0.07%	6.57%
MSCI ACWI ex USA Index (Net)	-14.20%	0.68%	6.57%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.73% and 0.98%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

26

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of the Hartford International Opportunities HLS Fund returned -18.74% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the MSCI All Country World (ACWI) ex USA Index (Net) which returned -14.20% for the same period. During the same period, the Class IA shares of the Fund also underperformed the -13.70% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equity markets lost ground over the period, finishing the year in negative territory, as measured by the MSCI ACWI ex USA Index (Net). Escalating inflation risks knocked the rallying market off course, leading to a sharp correction and a large spike in volatility at the onset of February 2018. Through the late spring and summer, an intensification of trade war rhetoric, strong U.S. economic data, and a strengthening U.S. dollar formed a divergence between markets as the U.S. broadly outperformed international markets, most notably China and other developing economies. Global equities, U.S. included, finished the year in a turbulent downtrend, weighed down by the cumulating stress of higher rates, tariff uncertainty, and shifts in political power, as measured by the MSCI ACWI Index (Net).

The U.S. government saw a shift in power when Democrats gained control of the U.S. House of Representatives following November’s mid-term elections. U.S.-China trade relations remained especially volatile. By early July of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In Latin America, Brazil was a notable bright spot in the fourth quarter, as markets rallied on the news that Jair Bolsonaro was elected president.

On the monetary front, the U.S. Federal Reserve (Fed), the Bank of England, and the Bank of Canada raised interest rates. In the U.S., Fed Chairman Jerome Powell raised benchmark interest rates four times, bringing the Fed Funds rate to a range of 2.25-2.5%. The European Central Bank announced that quantitative easing will not continue into 2019, but offered a dovish undertone pledging to keep policy rates unchanged at least through the summer of 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Central banks globally are concluding multifaceted economic support programs. However, on several occasions through the year the People’s Bank of China lowered the reserve-requirement ratio (RRR), the amount of cash banks must keep on reserve, in an effort to boost growth.

Global Manufacturing Purchasing Managers’ Index (PMI) declined over the course of the year, signaling moderated growth rates. In the U.S., unemployment continued to trend downward, ending the year at a historically low 3.7%. Oil approached a four-year high amidst global supply uncertainties and strong global growth before plummeting over 25% through the end of the year as increased production was paired with tepid demand. China’s GDP growth slowed; in the third quarter economic growth fell to its lowest level since the first quarter of 2009.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index (Net), respectively, and developed market equities outperformed their emerging market counterparts, as measured by the MSCI World Index (Net) and MSCI Emerging Markets Index (Net), respectively. Within the MSCI ACWI ex USA Index (Net), all eleven sectors posted negative returns during the period; Consumer Discretionary (-20%), Information Technology (-19%), and Financials (-16%) fell the most.

Security selection effects drove underperformance relative to the MSCI ACWI ex USA Index (Net) during the period. Selection was weakest within the Information Technology, Energy, and Financials sectors. This was partially offset by stronger selection within the Communication Services, Industrials, and Utilities sectors. Sector allocation, a result of our bottom-up security selection process, was a slight contributor to performance relative to the MSCI ACWI ex USA Index (Net) during the period. A relative underweight to the Financials sector benefited results while an overweight to the Consumer Discretionary sector partially detracted from relative performance. On a regional basis, security selection within Europe and emerging markets detracted markedly from relative performance.

Top detractors from performance relative to the MSCI ACWI ex USA Index (Net) during the period included AMS AG (Information Technology), British-American Tobacco (Consumer Staples), and Valeo (Consumer Discretionary). Although they are in different sectors, Valeo and AMS share similarities. They are suppliers of competitive, technology-driven solutions to their end markets – automotive in Valeo’s case and smartphones in AMS’ case – and have been benefiting from secular trends for higher technology content per unit. Both companies have been gaining market share due to their intellectual property, and, in our view, are managed by CEOs that are investing with a long-term mindset. While we believe the secular trend to higher content will drive the long-term outcomes of these businesses, the cyclical impact of slowing unit demand proved to be more important in the fourth quarter, and the degree of slowdown priced into these companies’ valuations surprised us. We added to the Fund’s holding in Valeo, where we believe the depth of downturn in the company’s valuation is factoring in a sufficiently dire scenario, and we sold out of AMS, where we believe a

27

Hartford International Opportunities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

prolonged weakness in smartphone demand could further decrease its valuation. Shares of British-American Tobacco, the UK-based tobacco company, fell during the fourth quarter 2018 as investors expressed concerns about regulations, specifically the U.S. Federal Drug Administration’s (FDA) announcement of restrictions on the sale of flavored e-vapor products and a proposed ban on the sale of menthol cigarettes. We continue to hold the stock and believe the market underappreciates the company’s ability to sustain its return on invested capital (ROIC) driven by its strong pricing, expanding margins, and the potential of its next-generation products business. EnCana (Energy) and UBS Group (Financials) were top absolute detractors during the period.

Top contributors to returns relative to the MSCI ACWI ex USA Index (Net) included Safran (Industrials), China Tower (Communication Services), and Tokio Marine (Financials). Safran, a France-based technology company producing aircraft and rocket engines, propulsion systems, and aerospace equipment, was the top contributor relative to the MSCI ACWI ex USA Index (Net) during the period. The stock performed well after the company reported better-than-expected first quarter sales driven by strong organic growth mainly in the civil aftermarket. The stock price of China Tower, a China-based telecom tower operator, rose following the company’s site tour in which management maintained a positive outlook on demand for 5G and improving cash flow. It was a strong year for Japanese insurer Tokio Marine as the company demonstrated a clear commitment to better capital allocation. ENN Energy Holdings (Utilities) and Mocler (Consumer Discretionary) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

In general, we remain constructive on the global economy, but are mindful that the global economic cycle faces challenges from rising interest rates and ongoing trade disputes. At the same time, we continue to watch for potential stimulus measures in China and Europe.

In the latter part of the year, financial markets were focused on cyclical issues such as the Apple supply chain, ongoing trade frictions and the slowdown in China. But taking a longer term perspective, we still see many investment opportunities where companies’ return on capital appears to be mispriced due to the nature of their businesses or because their valuations provide greater insulation from cyclical change.

Across sectors, we continue to favor companies that are able to exploit technologies to bring significant positive change for the market they are addressing. This could be in terms of a company’s unique business model, differentiated process, or a new product or service. In our view, the long term winners will be those companies that can most effectively optimize their technology to increase productivity.

We remain excited about the long-term prospects for China and continue to maintain the Fund’s exposure to Chinese companies and companies with significant exposure to the Chinese market where we believe the market is mispricing the future returns on capital. We continue to think that despite the government’s efforts to slow the trajectory of growth, we may see stable growth from this market. Although we do believe this is where we want to have exposure in the Fund, we’re also mindful that we have limited transparency around the path of certain policy issues that are weighing on the market and that the uncertainty around the future state of issues like trade may lead to continued bouts of volatility that may impact the portfolio in the near-term.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors, geographic regions or countries may increase its volatility and risk of loss if adverse developments occur.

Composition by Currency

as of December 31, 2018

Description	Percentage of Net Assets
Australian Dollar	0.9%
British Pound	13.2
Canadian Dollar	4.3
Danish Krone	0.5
Euro	29.4
Hong Kong Dollar	8.7
Indian Rupee	2.0
Japanese Yen	14.6
Norwegian Krone	0.5
South Korean Won	2.1
Swiss Franc	11.3
Taiwanese Dollar	2.6
United States Dollar	9.9
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.1%
Consumer Discretionary	12.2
Consumer Staples	9.7
Energy	7.8
Financials	16.4
Health Care	11.5
Industrials	11.4
Information Technology	6.3
Materials	3.9
Real Estate	6.6
Utilities	4.1

Total	97.0%

Short-Term Investments	3.0
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

28

Hartford MidCap HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 7/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-7.44%	7.86%	13.76%
Class IB	-7.65%	7.59%	13.47%
S&P MidCap 400 Index	-11.08%	6.03%	13.68%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

29

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of the Hartford MidCap HLS Fund returned -7.44% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -11.08% for the same period. For the same period, the Class IA shares of the Fund underperformed the -5.42% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve month period ending December 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust U.S. earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Within the S&P MidCap 400 Index, nine of eleven sectors posted negative returns during the period. The Energy (-30%), Materials (-20%), and Consumer Discretionary (-17%) sectors posted the lowest returns while Utilities (8%) posted positive returns and Communication Services was roughly neutral for the period.

The Fund’s outperformance relative to the S&P MidCap 400 Index during the period was driven primarily by security selection in the Industrials, Financials, and Information Technology sectors. This more than offset weaker selection in Healthcare and Energy. Sector allocation, a result of the bottom-up security selection process, also contributed positively to returns relative to the S&P MidCap 400 Index over the period. An overweight to the Healthcare sector and Information Technology sectors contributed positively to relative returns, which more than offset negative relative performance from underweights to the Utilities and Real Estate sectors.

The top contributors to performance relative to the S&P MidCap 400 Index during the period were VeriSign (Information Technology), Veeva Systems (Healthcare), and CDW (Information Technology). Shares of Veeva Systems, a cloud-computing company focused on the life sciences industries, rose after the company reported very strong second quarter financial results primarily due to its Vault system, which manages regulated documents and data for clients. VeriSign, an internet domain name registry, was a strong performer in 2018. Shares rose after the company filed a request with their price regulator which will allow them to raise prices in the future, thus potentially increasing their organic growth rate. The stock price of CDW rose as the IT services provider for education, business, and government, continued to steadily grow profits. GrubHub (Consumer Discretionary) and Keysight Technologies (Information Technology) were among the top absolute contributors to performance during the period.

The top detractors from performance relative to the S&P MidCap 400 Index and absolute performance during the period were CommScope Holding Company (Information Technology), Newfield Exploration (Energy), and Alkermes (Healthcare). CommScope, a communications network infrastructure provider, reported earnings below market expectations. The company announced during the period that it was acquiring Arris, a telecomm equipment manufacturer; we thought that the deal would be beneficial so we added modestly to its position. Newfield Exploration, a petroleum and natural gas exploration and production company, saw its share price drop during the period as oil prices fell dramatically during the fourth quarter 2018 amidst ongoing concerns about excess supply and lower demand growth. The Fund continued to hold its position at the end of the period based on what we considered to be the company’s attractive oil and gas reserves and favorable production costs. Shares of Alkermes, a biopharmaceutical company that focuses on diseases of the central nervous system, declined as the Food and Drug Administration (FDA) initially refused to consider trial data for a new medication that aims to treat major depressive disorder. The FDA subsequently reversed this decision and the company expects the drug to be very successful at treating depression. Our view is that Alkermes has a broad pipeline with a number of attractive opportunities so the Fund continued to hold the stock although we trimmed its position slightly near the end of the period.

30

Hartford MidCap HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Despite the recent market selloff, we believe the fundamentals of the U.S. economy are solid and we continue to find what we consider to be attractive company-specific opportunities to add to the portfolio. Higher levels of volatility may persist as the market absorbs the effects of higher interest rates, trade policy, slower growth, and political uncertainty.

Based on our bottom-up, company specific research and stock selection, at the end of the period, the Fund was most overweight the Information Technology, Healthcare, and Industrials sectors, and most underweight the Real Estate, Consumer Discretionary, and Materials sectors, relative to the S&P MidCap 400 Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risk and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	6.9
Energy	3.1
Financials	14.5
Health Care	19.1
Industrials	18.9
Information Technology	27.4
Materials	2.8
Real Estate	1.4
Utilities	2.6

Total	99.2%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund)

Fund Overview

December 31, 2018 (Unaudited)

Inception 5/01/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-10.05%	3.74%	13.42%
Class IB	-10.25%	3.49%	13.13%
Russell Midcap Growth Index	-4.75%	7.42%	15.12%
Russell 2500 Index	-10.00%	5.15%	13.15%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information prior to June 4, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of June 4, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Performance information prior to November 1, 2018 includes the Fund’s performance when it pursued different strategies. For more information, please see the Fund’s statutory prospectus.

Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Effective November 1, 2018, the Fund changed its benchmark to the Russell Midcap Growth Index from the Russell 2500 Index because Hartford Funds Management Company, LLC believes it better reflects the Fund’s revised investment strategy.

Russell 2500 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.92% and 1.17%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

32

Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund)

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Timothy N. Manning

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Growth HLS Fund* returned -10.05% for the twelve-month period ended December 31, 2018, underperforming its new benchmark**, the Russell Midcap Growth Index, which returned -4.75%. The Fund also underperformed its former benchmark, the Russell 2500 Index, which returned -10.00% for the same period. For the same period, Class IA shares of the Fund underperformed the -5.43% average return of the Lipper Mid-Cap Growth Funds*** peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018 and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Four of the eleven sectors in the custom benchmark**** posted positive absolute returns during the period. Utilities (+6%), Information Technology (+4%), and Healthcare (+2%) rose the most while Energy (-24%) and Materials (-19%) posted negative returns.

The Fund’s underperformance relative to the custom benchmark**** was driven by weak stock selection, particularly in the Industrials, Information Technology, and Healthcare sectors. This was partially offset by stronger selection in the Energy and Consumer Staples sectors. Sector allocation, a product of our bottom up stock-selection process, slightly aided returns relative to the custom benchmark**** during the period. An underweight to the Materials sector and an overweight to Utilities sector contributed positively to performance relative to the custom benchmark****, partially offset by the negative impact from the Fund’s overweight allocations to the Consumer Staples and Consumer Discretionary sectors.

The largest detractors from performance relative to the custom benchmark**** during the period were Aramark (Consumer Discretionary), BWX Technologies (Industrials), and Acadia Healthcare (Healthcare). Aramark, a U.S.-based food service, facilities, and uniform services provider, detracted from relative performance after indicating modestly lower organic revenue guidance, which caused the stock to decline below what we believe to be its intrinsic value. The Fund used this as an opportunity to add to the position. BWX Technologies, a leading supplier of nuclear components and fuel to the U.S. government, was down after reporting a large one time charge and the delay of a new product launch. These issues are isolated from its core business and the Fund continued to hold the position at the end of the reporting period. Acadia Healthcare, a U.S.-based Healthcare services company, declined due to management lowering the company’s guidance and political pressures surrounding a new opioid bill being reviewed by the U.S. House of Representatives and the Senate. Gartner (Information Technology) was among the top absolute detractors during the period.

The largest contributors to performance relative to the custom benchmark**** and absolute performance during the period were Medifast (Consumer Staples), Fortinet (Information Technology), and Popular (Financials). Shares of Medifast, a U.S.-based healthy-living product and program specialist, rose on strong earnings announcements during the first part of the period. This small cap security was sold as part of the Fund’s transition. Fortinet, a network security company, rose in price as revenue growth accelerated and the company increased guidance during their second quarter earnings release. Shares of Popular, the holding company of Puerto Rico’s largest bank, Banco Popular de Puerto Rico, rallied as the company returned to pre-hurricane levels of profitability.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Despite recent volatility and the ensuing sell off in U.S. equities, we continue to believe the U.S. economy is on solid footing. We do recognize there are some pockets of heightened macro risk in the near term. We will continue to gauge signs that the economy is decelerating from where it stands at the end of the reporting period and will position accordingly.

*	Effective November 1, 2018, the Fund changed its name from the Hartford Small/Mid Cap Equity HLS Fund to Hartford MidCap Growth HLS Fund and changed its principal investment strategy.
**	Effective November 1, 2018, the benchmark changed from Russell 2500 Index to Russell Midcap Growth Index.
***	During the period, the peer group changed from Lipper Mid-Cap Core Funds to Lipper Mid-Cap Growth Funds
****

Custom benchmark returns and attribution results represent the Russell 2500 Index from January 1, 2018 through October 31, 2018 and the Russell Midcap Growth Index from November 1, 2018 through December 31, 2018.

33

Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund)

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risk and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.2%
Consumer Discretionary	22.4
Financials	4.5
Health Care	17.9
Industrials	15.7
Information Technology	31.0
Real Estate	3.4

Total	98.1%

Short-Term Investments	1.6
Other Assets & Liabilities	0.3

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

Hartford MidCap Value HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-14.57%	3.17%	12.46%
Class IB	-14.77%	2.92%	12.18%
Russell 2500 Value Index	-12.36%	4.16%	11.62%
Russell MidCap Value Index	-12.29%	5.44%	13.03%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is designed to measure the performance of the 2,500 smallest U.S. companies based on their market capitalization and current index membership.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s prospectus dated May 1, 2018, the total annual fund operating expense ratios for Class IA and Class IB were 0.86% and 1.11%, respectively. The Fund filed a supplement to its prospectus, dated November 19, 2018, with the U.S. Securities and Exchange Commission that updated the Fund’s total annual fund operating expense table effective January 1, 2019. However, the information in this annual report is as of December 31, 2018 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are as follows: 0.82% (Class IA) and 1.07% (Class IB). The gross expense ratios shown in the supplement are as follows: 0.86% (Class IA) and 1.11% (Class IB). This contractual waiver, which became effective January 1, 2019, will remain in effect through April 30, 2020 unless the Board of Directors of the Fund approves its earlier termination. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

35

Hartford MidCap Value HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Gregory J. Garabedian

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned -14.57% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned -12.36% and-12.29%, respectively, for the same period. For the same period, Class IA shares of the Fund also underperformed the -11.06% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018 and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

The Fund’s underperformance relative to the Russell 2500 Value Index was largely driven by weak security selection. Negative stock selection within the Financials, Consumer Discretionary, and Industrials sectors more than offset positive stock selection within Real Estate, Information Technology, and Healthcare. Sector allocation, a result of the bottom-up security selection process, also detracted from results relative to the Russell 2500 Value Index over the period, primarily due to an overweight position in the Materials and Energy sectors. An overweight to the Information Technology sector and an underweight to the Consumer Discretionary sector, which contributed positively, partially offset weak relative performance over the period.

The largest detractors from returns relative to the Russell 2500 Value Index included Unum Group (Financials), Newfield Exploration (Energy), and JELD-WEN (Industrials). Shares of Unum Group, an insurance company, fell over the period due to weak earnings reports. Shares of Newfield Exploration, an oil and gas exploration company, struggled due to a sharp decline in oil prices. JELD-WEN, a leading manufacturer of residential windows and doors, preannounced a weak third quarter. Diamondback Energy (Energy) was a top absolute detractor from performance during the period.

The largest contributors to performance relative to the Russell 2500 Value Index included XL Group (Financials), UGI (Utilities), and Microsemi (Information Technology). XL Group, a global insurance and reinsurance company, rose sharply after the company agreed to be acquired by France-based insurer AXA. Shares of UGI, a natural gas and electric operator, rose during the period as the company reported strong earnings. Microsemi, a semiconductor manufacturing company, rose on news that it agreed to be acquired by Microchip Technology. Keysight (Information Technology) was a top absolute contributor to performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

Although U.S. fundamentals remain solid, the combination of the Fed’s balance sheet runoff and higher policy rates proved too much for the financial markets to bear as concerns over slowing global growth continued to emerge. We maintain our belief that supply-side impacts of the tax cut and regulatory easing have yet to be fully realized, and combined with lower oil prices, the backdrop appears strong for the biggest part of the U.S. economy, the consumer. While we expect continued volatility in the near term, we have begun to evaluate new opportunities where moves in stock prices appear overdone and offer attractive valuations in multiple economic scenarios in our view. In fact, at the end of the period, the equity risk premium (the earnings yield over Treasury yields) was over 3%, signaling valuations are becoming increasingly attractive, especially amongst cyclicals where the Fund remained overweight relative to the benchmark.

The Fund ended the year most overweight in the Information Technology, Materials, and Energy sectors, and most underweight the Consumer Discretionary, Real Estate, and Financials sectors, relative to the Russell 2500 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risk and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in

36

Hartford MidCap Value HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.3%
Consumer Discretionary	4.4
Consumer Staples	3.5
Energy	6.6
Financials	20.3
Health Care	3.7
Industrials	14.9
Information Technology	15.5
Materials	9.5
Real Estate	12.1
Utilities	5.8

Total	98.6%

Short-Term Investments	2.1
Other Assets & Liabilities	(0.7)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

37

Hartford Small Cap Growth HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 5/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-11.70%	4.63%	14.87%
Class IB	-11.89%	4.37%	14.58%
Russell 2000 Growth Index	-9.31%	5.13%	13.52%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.66% and 0.91%, respectively. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

38

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Small Cap Growth HLS Fund returned -11.70% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -9.31%. For the same period, the Class IA shares of the Fund also underperformed the average return of the Lipper Small-Cap Growth Funds peer group -4.57%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018 which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Three of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Energy (-48%), Materials (-25%), and Industrials (-21%) lagged the broader index, while Information Technology (6%) rose during the period.

Security selection was the primary detractor from the Fund’s performance relative to the Russell 2000 Growth Index. Selection was weakest within the Healthcare, Consumer Discretionary, and Materials sectors, which was partially offset by stronger selection within the Information Technology and Energy sectors. Sector allocation, which is a result of our bottom-up security selection process, contributed positively to performance relative to the Russell 2000 Growth Index driven by underweights to Industrials and Materials and an overweight to Information Technology. An underweight to Utilities detracted from performance relative to the Russell 2000 Growth Index during the period.

Among the top detractors from performance relative to the Russell 2000 Growth Index during the period were JELD-WEN (Industrials), Floor & Decor (Consumer Discretionary) and Altra (Industrials). JELD-WEN is a designer, manufacturer and distributor of doors and aluminum windows. Shares fell after the company’s earnings came in lower than estimates due to difficult conditions in the housing market. Floor & Decor, a surface and flooring company declined during the period over concerns around rising interest rates and slowing housing starts. Shares of Altra, a manufacturer of motion control and transmission products, fell during the period on concerns that tariffs on aluminum and steel could diminish margins. JELD-WEN (Industrials) and Altra (Industrials) were among the top absolute detractors during the period.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Wingstop (Consumer Discretionary), Etsy (Consumer Discretionary), and MongoDB (Information Technology). Shares of Wingstop, an owner and operator of restaurants and franchises, rose on the back of high same-store sales growth and optimism about the company’s roll out of delivery services in 2019. Shares of Etsy, an e-commerce company, rose during the period on the back of strong sales and revenue growth. The company also raised its revenue guidance and remained active with their share repurchase program. Shares of MongoDB, a database platform company, rose because of strong subscription growth and continued traction in their cloud-hosted database offering. Etsy (Consumer Discretionary) was the top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

39

Hartford Small Cap Growth HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

What is the outlook as of the end of the period?

We believe the U.S. economy remains healthy, although leading indicators are suggesting some moderation in growth later in 2019. With unemployment levels low and trending lower, we still believe risks to U.S. inflation are to the upside. Many companies are facing higher labor and material costs creating some uncertainty around profitability. While we were concerned about the possibility of higher oil prices in the last quarter of 2018 given the prospect of Iran sanctions, the waivers granted by the U.S. government actually resulted in oversupply and declining crude prices. However, we believe the subsequent cuts should restore supply demand balance and allow oil prices to find a firmer footing in 2019.

Trade continues to dominate the narrative. In the first quarter of 2019, trade representatives will be starting conversations in China. We are hopeful that a satisfactory agreement will be arrived at, however some supply chain disruption and temporary pauses in capital investment cannot be ruled out. The U.K.’s exit from the E.U. (Brexit) has re-emerged as another near term uncertainty that we have to monitor. On the flip side, the strong employment situation bodes well for the consumer and so far the government shutdown has had little economic impact. Also credit remains benign and does not appear to be a near term headwind to profitability.

We will be watching profitability trends during the first quarter of 2019, particularly in areas seeing inflationary pressures to evaluate the ability for companies to pass on prices and still grow. Given the uncertainty of some of the aforementioned macroeconomic issues, we do expect volatility to remain somewhat elevated despite recent declines in the market.

At the end of the period, the Fund’s largest overweights were to the Information Technology, Consumer Staples, and Financials sectors, while the Fund’s largest underweights were to the communication services, industrial, and Consumer Discretionary sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risk and volatility than large-cap securities. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.2%
Consumer Discretionary	12.9
Consumer Staples	4.1
Energy	1.5
Financials	12.2
Health Care	25.5
Industrials	15.5
Information Technology	19.5
Materials	2.9
Real Estate	2.8

Total	98.1%

Short-Term Investments	5.3
Other Assets & Liabilities	(3.4)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

40

Hartford Small Company HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 8/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-4.23%	3.95%	12.13%
Class IB	-4.51%	3.69%	11.85%
Russell 2000 Growth Index	-9.31%	5.13%	13.52%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.78% and 1.03%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

Performance information through July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, Hartford Investment Management Company (“HIMCO”). As of July 21, 2010, HIMCO no longer serves as an additional sub-adviser to the Fund.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

41

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John V. Schneider, CFA

Vice President and Equity Research Analyst

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned -4.23% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned -9.31% for the same period. For the same period, Class IA shares of the Fund also outperformed the -4.58% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with returns in December representing the largest U.S. equity market monthly decline seen this decade, culminating in the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Three of the eleven sectors in the Russell 2000 Growth Index had positive returns during the period. Energy (-48%), Materials (-25%), and Industrials (-21%) lagged the broader index, while Information Technology (+6%) rose the most during the period.

Stock selection was the main driver of outperformance versus the Russell 2000 Growth Index, primarily due to selection within the Information Technology, Healthcare, and Energy sectors. This was partially offset by weaker selection in the Financials, Consumer

Discretionary and Communication Services sectors, which detracted from performance relative to the Russell 2000 Growth Index. Sector allocation, which is the result of bottom-up stock selection, contributed positively to relative returns, primarily due to an overweight to the Information Technology sector and an underweight to the Industrial sector. This more than offset negative relative performance from an underweight allocation to the Healthcare sector, and an overweight allocation to the Materials sector.

Top contributors to performance relative the Russell 2000 Growth Index during the period included The Trade Desk (Information Technology), Planet Fitness (Consumer Discretionary), and Zebra Technologies (Information Technology). The Trade Desk, a digital advertising platform for media buyers, announced results which exceeded market expectations as more ad dollars continue to shift to digital. We trimmed the Fund’s position through the period but remained overweight to conclude the year. Planet Fitness is a national fitness center operator whose financial results exceeded consensus earnings expectations. The company raised its forward guidance as it grew its footprint and experienced strong growth in its franchise segment; as a result, the stock price of the company rose. We maintained the Fund’s position in the security as of year-end, though we trimmed it throughout the year as it has outperformed. Zebra Technologies, a barcode scanning and radio frequency identification company, was a top contributor in the Information Technology sector. Management is focused on growth and expanding margins with Motorola Solution’s enterprise acquisition now fully integrated, and the company continues to benefit from secular demand as the market increasingly moves from 2 day delivery to 2 hour delivery. Okta (Information Technology) was a top absolute contributor during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Floor & Decor (Consumer Discretionary), Marriott Vacations Worldwide (Consumer Discretionary), and Tower Semiconductor (Information Technology). Floor & Decor, a surface and flooring company, saw its stock price decline during the period over concerns around rising interest rates and slowing housing starts. The share price of Marriott Vacations Worldwide, a global timeshare operator, fell as rising interest rates and a slowdown in the residential housing market caused sentiment to weigh negatively on the stock. We continued to hold an overweight position in the company as we believe the industry is less cyclical than other areas of consumer discretionary spending, and that the company has attractive growth opportunities with a strong balance sheet and attractive free cash flow yield as of year-end. The stock price of Tower Semiconductor, an Israeli-based manufacturer of analog chips, fell during the period following multiple estimate cuts related to Apple/smartphone supply chain weakness and broader concerns over a cyclical downturn in the industry.

42

Hartford Small Company HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

We tactically eliminated the position earlier in the year, and then reinitiated the position following further weakness given strong management and an underappreciated secular demand driver as more end markets require the company’s technology. Skyline Champion (Consumer Discretionary) was a top absolute detractor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

The Russell 2000 Index has corrected -27% peak-to-troughs since late August 2018, with over two-thirds of the index constituents down more than -20%. In our view, this broad based correction seems to be pricing in a late cycle slowdown and is not discriminating between long term, secular growers and companies that will be facing more challenges from this type of environment. While this rapid and steep downturn is disappointing in the near term, we believe it has presented us with an opportunity to both add to high conviction positions as well as to initiate positions in the aforementioned strong, secular growers that may be able to outperform in a challenging, late cycle macro environment. With valuations trading in line with large caps as of year-end, despite better growth prospects, and with consensus earnings growth for small caps expected to accelerate in the second quarter of 2019, we are cautiously optimistic heading into the new year.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary, Healthcare, and Information Technology sectors, while the Fund’s largest underweights were to the Industrial, Communication Services, and Utilities sectors, relative to the Russell 2000 Growth Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risk and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	0.8%
Consumer Discretionary	18.9
Consumer Staples	2.7
Energy	1.5
Financials	7.1
Health Care	27.5
Industrials	12.1
Information Technology	19.6
Materials	3.6
Real Estate	3.4

Total	97.2%

Short-Term Investments	6.3
Other Assets & Liabilities	(3.5)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

43

Hartford Stock HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-0.14%	8.01%	13.58%
Class IB	-0.38%	7.74%	13.30%
Russell 1000 Index	-4.78%	8.21%	13.28%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index, which is designed to measure the performance of the 3,000 largest U.S. companies, based on total market capitalization.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.52% and 0.77%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

44

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned -0.14% for the twelve-month period ended December 31, 2018, outperforming the Fund’s benchmark, the Russell 1000 Index, which returned -4.78% for the same period. For the same period, Class IA shares of the Fund also outperformed the -5.43% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the year, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February of 2018, which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, only three of the eleven sectors within the Russell 1000 Index rose, led by Healthcare (+6%) and Utilities (+5%). Energy (-19%), Materials (-16%), Industrials (-14%) and Communication Services (-14%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Index was primarily driven by strong security selection within Consumer Discretionary, Consumer Staples, Materials, and Information Technology sectors. Weaker selection in the Energy sector partially offset positive results. Sector allocation, a residual of the bottom-up stock selection process, detracted from returns relative to the Russell 1000 Index, due primarily to an underweight allocation to the Information Technology sector and an overweight to the Industrials sector.

Top contributors to performance relative to the Russell 1000 Index during the period included TJX Companies (Consumer Discretionary), Nike (Consumer Discretionary), and American Tower (Real Estate). Shares of TJX Companies, a U.S.-based global-off price apparel and home goods retailer, advanced during the period on strong adjusted earnings per share. Results were strong across the board as sales, gross profit, and operating profit all increased year over year. Nike, a U.S.-based provider of athletic footwear, apparel and accessories, reported strong earnings during the period. The company announced that its new innovation platforms are all working, sales are accelerating across all regions and channels (including the US), gross margins exceeded expectations, and inventory issues are in the rearview mirror. The stock price of American Tower, a U.S.-based owner and operator of wireless communications real estate, rose during the period after management reported another strong period with adjusted earnings per share above consensus estimates. Microsoft (Information Technology) was a top absolute contributor to relative performance during the period.

Stocks that detracted the most from performance relative to the Russell 1000 Index during the period were Amazon (Consumer Discretionary), Schlumberger (Energy), and General Dynamics (Industrials). Not owning benchmark constituent Amazon, a U.S.-based global e-commerce retailer, detracted from performance relative to the Russell 1000 Index as the company reported strong organic growth and rising profit, along with increasing net sales year over year. Shares of Schlumberger, a U.S.-based provider of services and equipment used in drilling, evaluation, completion, production, and maintenance of oil and natural gas wells, fell during the period along with other Energy companies as the price of oil plunged. We trimmed the Fund’s position in Schlumberger in the fourth quarter of 2018. Shares of U.S.-based aerospace and defense company, General Dynamics, fell during the period, along with the Russell 1000 Index, as ongoing trade tensions and China related growth concerns hampered the sector. Colgate-Palmolive (Consumer Staples) was a top absolute detractor from performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

During the fourth quarter, equity markets in Europe, Japan and the U.S. finally succumbed to the ebbing tide of global liquidity. The effects of the liquidity drought have been rolling through various risk assets around the world throughout the year, so we view the recent equity market turmoil as part of this broader theme rather than a one-off event.

The drop in share prices has presented some opportunities in our view, but on the whole our concerns remain: a levered global economy late in an economic cycle, with intrinsic valuations that are difficult to ascertain,

45

Hartford Stock HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

suffering through a gradual tightening of liquidity, and buffeted by all sorts of risks such as trade wars and volatile geopolitics. We remain cautious.

Late in the year, we rebalanced the portfolio a bit by taking profits from some strong performers in order to add to existing holdings where we believe that there is higher earnings potential. We will be looking for further opportunities to add new companies to the portfolio if market volatility continues, as we think likely.

We continue to look for companies that can sustainably grow their dividends over time.

At the end of the period, our bottom-up investment approach resulted in overweight exposures to the Consumer Staples, Industrials, and Healthcare sectors, relative to the Russell 1000 Index. The Fund’s largest underweights relative to the Russell 1000 Index were to the Information Technology, Communication Services, and Utilities sectors, at the end of the period.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.7%
Consumer Staples	16.9
Energy	1.8
Financials	12.2
Health Care	17.0
Industrials	19.2
Information Technology	9.2
Materials	4.8
Real Estate	6.4

Total	99.2%

Short-Term Investments	0.9
Other Assets & Liabilities	(0.1)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

46

Hartford Total Return Bond HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-0.81%	2.79%	4.88%
Class IB	-0.91%	2.55%	4.62%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower.

As shown in the Fund’s current prospectus dated May 1, 2018, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

47

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned -0.81% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01% for the same period. For the same period, Class IA shares of the Fund also underperformed the -0.53% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets generated negative total returns, driven by higher United States (U.S.) and select emerging markets government bond yields and corporate spread widening. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including the U.S. and China temporary trade truce, survived confidence vote by United Kingdom (U.K.) Prime Minister May, and compromised budget plan between Italy and the European Union (EU).

Global monetary policy continued along a less accommodative path during the period. The U.S. Federal Reserve (Fed) increased rates four times and projected additional increases, but set expectations that the pace of tightening may slow. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate increase, slated for the second half of 2019. The Bank of England increased rates once, but later kept them on hold as the U.K. continued to negotiate terms of its exit from the EU (“Brexit”). The Riksbank (Sweden) embarked on a tightening cycle for the first time since 2011, however policy rates still remain below zero. The Bank of Japan amended its yield curve targeting policy to allow longer-term bond yields to fluctuate more freely around its 0% target.

Early in the period, sovereign debt yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, sovereign debt yields declined across most markets amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate increases in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year. Brexit worries and weakening European growth indicators contributed to lower core European sovereign debt yields while U.K. yields rose. Italian bond yields rose sharply on debt sustainability concerns but declined after the government announced a budget agreement that will allow the country to dodge a painful EU sanctions process.

Over the period, the Japanese yen (JPY) and U.S. dollar (USD) rallied relative to most other currencies. The JPY was the top performer among major currencies as elevated U.S.-China trade uncertainty and global equity market weakness led to safe-haven flows. Sharp currency declines in Turkey and Argentina over the summer sparked emerging markets (EM) contagion fears before policymakers intervened with various stabilization measures. The Chinese renminbi declined as the People’s Bank of China eased monetary policy as part of a moderate step back on the policy-driven deleveraging campaign, especially given the increased downside growth risks due to the prospect of deeper tensions in the U.S.-China bilateral relationship.

The agency mortgage-backed securities (MBS) market returned 0.99% as measured by the Barclays MBS Fixed Rate Index, while underperforming duration equivalent Treasuries by 0.66% (as measured by Wellington Management Company LLP). Bouts of heightened market volatility across global financial markets – particularly in the first and fourth quarters of 2018 – drove credit spreads wider, dragging agency MBS spreads along with them. Still, Agency MBS fared much better than investment-grade corporates in this flight-to-quality environment. Higher coupon conventionals (Fannie Mae (FNMA), Freddie Mac (FHLMC)) lagged the most, especially toward the end of the year when the rally in interest rates sparked prepayment concerns. However, higher coupon Ginnie Mae MBS (GNMA) suffered less, aided by slowing prepayment expectations due to GNMA’s efforts to reign in the aggressive refinancing of mortgage loans guaranteed by the Department of Veterans Affairs. Given their shorter spread durations in a weak environment, 15-year MBS outperformed their 30-year counterparts.

High-yield markets were adversely impacted by both increasing interest rates and widening credit spreads during the year amid a backdrop of ongoing geopolitical uncertainty in Europe and elevated tensions between the U.S. and its trading partners, namely China. High yield held up well during the first three quarters of 2018, but spreads widened sharply during the fourth quarter amid a spike in equity market volatility, lack of progress on key political issues in Europe, and a sharp selloff in energy prices.

The Bloomberg Barclays U.S. Corporate High Yield Index returned -2.08% for the twelve months ended December 31, 2018 and

48

Hartford Total Return Bond HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

outperformed duration-equivalent Treasuries by -3.58%. The Option-Adjusted Spread (OAS) of the High Yield index was 5.26% on December 31, 2018, wider than twelve months ago (3.43%).

Similar to high yield, bank loans struggled during the fourth quarter, but still managed to generate positive returns for the year. The Credit Suisse Leveraged Loan index returned 1.14% for 2018. Demand for bank loans weakened as a result of expectations for a slower pace of Fed rate increases in 2019. Bank loans had benefited from rate increases due to their floating rate nature.

The primary driver of the Fund’s underperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was the Fund’s duration positioning, particularly during the fourth quarter; the Fund was primarily positioned for short duration, which overall had a negative impact on performance as rates fell amid a global flight-to-quality. The Fund’s allocation to commercial mortgage-backed securities (CMBS), non-agency Mortgage-Backed Securities (MBS), and positioning within agency MBS had a positive impact on relative returns. An allocation to collateralized loan obligations (CLOs) had a modest positive contribution to performance relative to Bloomberg Barclays U.S. Aggregate Bond Index.

Investment grade (IG) credit positioning, particularly security selection within the Industrials sector, also generated positive returns relative to Bloomberg Barclays U.S. Aggregate Bond Index. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS) which detracted from performance relative to Bloomberg Barclays U.S. Aggregate Bond Index during the period as TIPS underperformed duration-equivalent nominal U.S. Treasuries.

The Fund held an underweight to IG credit in favor of bank loans and high yield credit. Allocations to high yield credit and bank loans had a negative impact on results, as those higher-yielding sectors underperformed investment grade credit in the fourth quarter, reversing the outperformance from earlier in the period.

During the period, the Fund used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Fund also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. The Fund’s currency hedges had an overall positive effect on performance, offsetting the negative effect from non-USD currency exposure in the underlying positions being hedged. The use of interest rate derivatives had an overall negative effect on performance. Credit Default Swaps (CDS) were used to manage credit exposure and Investment Grade and High Yield CDS index positions were used to seek liquidity and to manage overall portfolio risk, and these instruments overall had a positive contribution to performance. The High Yield hedges were additive to relative performance while the Investment Grade CDS positions also had a small positive impact on relative performance.

What is the outlook as of the end of the period?

As of the end of the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we considered to be positive U.S. economic fundamentals. Inflation expectations declined meaningfully towards the end of the period based on TIPS breakevens (a market-based measure of expected inflation). The Fund’s inflation breakeven positioning is near neutral, but we would consider adding to the position if the interest rate environment stabilizes. The Fund ended the period with an underweight positioning in investment grade credit. The Fund held an overweight to agency MBS and maintained an out-of-benchmark allocation to select non-agency residential MBS. The Fund also held CMBS and CLOs as of the end of the period based on what we consider to be attractive valuations. Within corporate credit we continued to favor bank loans. The Fund also held high yield and contingent convertibles (CoCos) of large European banks, as well as select exposure to EM debt where valuations appear to be attractive.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2018

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*
Escrows	0.0 *
Preferred Stocks	0.1
Warrants	0.0 *

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.9%
Corporate Bonds	28.6
Foreign Government Obligations	1.0
Municipal Bonds	0.9
Senior Floating Rate Interests	2.3
U.S. Government Agencies	59.8
U.S. Government Securities	8.4

Total	135.9%

Short-Term Investments	0.7
Purchased Options	0.3
Other Assets & Liabilities	(37.0)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

49

Hartford Ultrashort Bond HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 8/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	Since Inception[1]
Class IA	1.57%	0.75%	0.72%
Class IB	1.27%	0.50%	0.47%
Bloomberg Barclays Short Treasury 9-12 Month Index	1.91%	0.75%	0.72%

[1]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2018.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Bloomberg Barclays Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.45% and 0.70%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

50

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 1.57% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays Short Treasury 9-12 Month Index, which returned 1.91% for the same period. During the same period, the Class IA shares of the Fund outperformed the 0.52% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

U.S. fixed income markets largely generated negative total returns during the year, driven by corporate spread widening and higher yields as measured by the Bloomberg Barclays Global Aggregate Index. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including a temporary U.S. and China trade truce, survived confidence vote by U.K. Prime Minister May, and compromised budget plan between Italy and the European Union (EU).

Global monetary policy continued along a less accommodative path during the period ended December 31, 2018. The Federal Reserve (Fed) increased rates four times and projected additional increases, but set expectations that the pace of tightening may slow. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate increase, slated for the second half of 2019.

Early in the period, U.S. yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, yields declined amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate increases in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year. The yield curve flattened substantially during the year as Fed rate increases propelled front-end rates higher.

Absolute returns were positive for most securitized sectors but negative for corporate sectors during the year. On an excess return basis (returns over U.S. Treasuries), most major credit risk sectors posted negative returns over the period, with greater underperformance across lower-rated sectors.

Front-end markets (i.e. credit with shorter-dated maturities) largely generated positive total returns, aided by coupon income and more modest spread widening compared to their longer-dated peers.

The Fund underperformed the Bloomberg Barclays Short Treasury 9-12 Month Index, primarily due to an out of benchmark allocation to investment grade corporate credit in the Financials sector. Conversely, the Fund’s shorter duration versus the Bloomberg Barclays Short Treasury 9-12 Month Index and its yield curve positioning contributed positively to relative performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. We expect U.S. economic growth to decelerate in 2019, but the risk of recession is low in our view. We believe that growth will be underpinned by the consumer, the labor market, and fiscal policy – the strongest parts of the economy. We believe U.S. inflation may trend higher. Global central bank policy normalization and trade tensions could continue to be a source of market volatility.

We expect the Fed to be increasingly data dependent. The Fed’s median forecast at their December meeting was for two rate increases in 2019 and one in 2020; however, recent Federal Open Market Committee (FOMC) rhetoric indicates the pace of tightening could slow. It appears that tightening financial conditions and signs of spillover to the real economy have caught the Fed’s attention. As a result, we believe the Fed is effectively on hold. The bond market now appears to be pricing in a small probability of a rate cut over the next twelve months, though we believe this is less likely. As a result, the portfolio is positioned with a short duration bias.

As of the end of the period, the Fund continued to be positioned with out-of-benchmark allocations to investment grade corporates, asset-backed securities (ABS), and mortgage-backed securities. Within investment grade corporates, we favor U.S. banks, as balance sheets are less risky on improved capital ratios and regulation in our view. Within ABS, we favor auto, credit card and equipment deals. As of the end of the period, the Fund also continued to hold government agency debt because we believe it is attractively valued relative to U.S. Treasuries.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk.

51

Hartford Ultrashort Bond HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

• Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities. • Repurchase agreements may increase the Fund’s risk and volatility.

Composition by Security Type(1)

as of December 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	31.6%
Corporate Bonds	38.5
Municipal Bonds	0.3
U.S. Government Agencies	4.6
U.S. Government Securities	18.9

Total	93.9%

Short-Term Investments	7.4
Other Assets & Liabilities	(1.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

52

Hartford U.S. Government Securities HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 3/24/1987 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	0.85%	1.61%	2.20%
Class IB	0.55%	1.37%	1.94%
Bloomberg Barclays Intermediate Government Bond Index	1.43%	1.46%	1.83%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information through March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of March 5, 2012, HIMCO no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.51% and 0.76%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

53

Hartford U.S. Government Securities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP.

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP.

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 0.85% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Bloomberg Barclays Intermediate Government Bond Index, which returned 1.43% for the same period. During the same period, Class IA shares of the Fund outperformed the 0.73% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

U.S. fixed income markets largely generated negative total returns during the period, driven by corporate spread widening and higher yields as measured by the Bloomberg Barclays Global Aggregate Index. Geopolitical uncertainty remained elevated despite some seemingly positive developments, including U.S. and China temporary trade truce, survived confidence vote by United Kingdom (UK) Prime Minister May, and compromised budget plan between Italy and the European Union (EU).

Global monetary policy continued along a less accommodative path during the period. The U.S. Federal Reserve (Fed) increased rates four times and projected additional increases, but set expectations that the pace of tightening may slow. The European Central Bank (ECB) concluded its asset purchase program but announced it would continue reinvestments for an extended period after the first rate increase, slated for the second half of 2019.

Early in the period, U.S. yields generally moved higher, driven by continued global growth momentum and rising inflation expectations. However, late in the year, yields declined amid a spike in equity market volatility and increasing concerns about slowing global growth. The prospect of fewer Fed rate increases in 2019 amid a deteriorating global economic outlook contributed to a decline in U.S. yields late in the period but they still finished higher for the year.

Absolute returns were positive for most securitized sectors but negative for corporate sectors during the year. On an excess return basis, relative to duration-equivalent Treasuries, most major credit risk sectors posted negative returns over the period, with greater underperformance across lower-rated sectors.

The agency Mortgage-Backed Securities (MBS) market returned 0.99% as measured by the Barclays MBS Fixed Rate Index, while underperforming duration equivalent Treasuries by 0.66% (as measured by Wellington Management Company LLP). Bouts of heightened market volatility across global financial markets – particularly in the first and fourth quarters of 2018 – drove credit spreads wider, dragging agency MBS spreads along with them. Still, Agency MBS fared much better than investment-grade corporates in this flight to quality environment. Higher coupon conventionals (Fannie Mae (FNMA), Freddie Mac (FHLMC)) lagged the most, especially toward the end of the year when the rally in interest rates sparked prepayment concerns. However, higher coupon Ginnie Mae (GNMA) MBS suffered less, aided by slowing prepayment expectations due to GNMA’s efforts to reign in the aggressive refinancing of mortgage loans guaranteed by the Department of Veterans Affairs. Given their shorter spread durations in a weak environment, 15-year MBS outperformed their 30-year counterparts.

Out-of-benchmark allocations to U.S. Treasury Inflation-Protected Securities (TIPS) and agency MBS) pass-throughs were the primary drivers of underperformance relative to the Bloomberg Barclays U.S. Intermediate Government Bond Index over the period. This was partially offset by positive effects from out-of-benchmark allocations to multi-family Fannie Mae Delegated Underwriting and Servicing Bonds (FNMA DUS), Collateralized Mortgage Obligations (CMOs) and asset-backed securities (ABS). An allocation to non-agency residential mortgage-backed securities (RMBS) also contributed modestly, while an allocation to commercial mortgage-backed securities (CMBS) had a neutral impact. During the period, we used Treasury futures and interest rate swaps to manage the Fund’s duration and yield curve exposures; overall, these components had a positive impact on absolute performance over the period.

What is the outlook as of the end of the period?

As of the end of the period, the Fund was overweight agency MBS relative to the Fund’s benchmark. We have a bias toward assets that generate income and provide more stable cash flows in our view, such as FNMA DUS, agency CMOs and high quality securitized credit such as CMBS, non-agency RMBS, and ABS.

Valuations in MBS are fair to slightly cheap in our view. We believe mortgages have become more attractive as spreads relative to Treasuries are well off their narrowest point in 2017.

From a technical perspective, the Fed’s balance sheet normalization process is expected to bring predictable, extra supply to the market. Given the out of the money status of the majority of the MBS market, paydowns may remain below the monthly $20 billion cap. We believe agency MBS spreads are likely to be supported by growth in the Federal budget deficit as the supply of Treasuries is set to rise relative to agency MBS. Additionally, we believe MBS may continue to benefit from lower leverage in the system and a more stable buyer-base of long-term investors who do not hedge.

54

Hartford U.S. Government Securities HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

We have a constructive outlook on most non-agency RMBS, given the healthy U.S. housing market and positive technical tailwinds. We believe valuations have cheapened amid the broader macro volatility, though decelerating U.S. growth in 2019 could affect spreads. Securitizations in non-traditional sectors, such as re-securitizations and non-qualified mortgages, are attractive opportunities in our view.

Our longer-term CMBS outlook is constructive due to favorable commercial Real Estate and economic fundamentals. We believe areas of structural weakness exist, such as retail and oil-patch regions, requiring judicious credit analysis and security selection. We favor FHLMC multi-family and single-asset single-borrower deals, as well as interest-only tranches from conduit deals.

We are constructive on the ABS sector based on what we consider to be the strength of the U.S. consumer, but we are being selective as the credit cycle matures. Lenders are passing on higher borrowing costs to consumers, which could slow activity; however, positive fundamentals (low unemployment, increasing wages, benign inflation) may be supportive of collateral performance. We maintained the Fund’s allocations to the traditional ABS sectors given our favorable view of the U.S. consumer. We believe there are also attractive opportunities in niche subsectors, including unsecured consumer loans, fleet lease deals, and other select esoteric debt sectors.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Privately placed, restricted (Rule 144A) securities may be more difficult to sell and price than other securities.

Composition by Security Type(1)

as of December 31, 2018

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.2%
U.S. Government Agencies	64.1
U.S. Government Securities	22.7

Total	102.0%

Short-Term Investments	3.0
Other Assets & Liabilities	(5.0)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

55

Hartford Value HLS Fund

Fund Overview

December 31, 2018 (Unaudited)

Inception 4/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns

for the Periods Ending 12/31/18

	1 Year	5 Years	10 Years
Class IA	-10.18%	4.94%	10.63%
Class IB	-10.40%	4.66%	10.35%
Russell 1000 Value Index	-8.27%	5.95%	11.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2018, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.

You cannot invest directly in an index.

Performance information may reflect historical waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2018.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

56

Hartford Value HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

Portfolio Managers

Adam H. Illfelder, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Manager Discussion

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned -10.18% for the twelve-month period ended December 31, 2018, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -8.27% for the same period. For the same period, Class IA shares of the Fund underperformed the -8.19% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% four times during the twelve-month period, in line with expectations, although they signaled a more dovish path heading into 2019. (“Dovish” describes a monetary policy that favors lower interest rates to encourage economic growth.) Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February which led to heightened levels of volatility, a theme that continued for the remainder of the year. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

During the period, returns varied by market-cap, as large-cap equities, as measured by the S&P 500 Index, outperformed both small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. During the twelve-month period, two of the eleven sectors within the Russell 1000 Value Index rose, led by Healthcare (+8%) and Utilities (+5%). Industrials (-19%), Energy (-18%), and Materials (-17%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Value Index during the period was primarily driven by weak security selection, most notably within the Consumer Staples, Financials, and Consumer

Discretionary sectors. Negative performance was partially offset by strong security selection within the Information Technology, Communication Services, and Healthcare sectors. Sector allocation, a residual of the bottom up stock selection process, was a modest contributor to relative performance mainly driven by the overweight position in the Information Technology sector and the underweight position in the Consumer Staples sector.

The Fund’s top detractors from returns relative to the Russell 1000 Value Index over the period were Invesco (Financials), Pfizer (Healthcare), and Halliburton (Energy). Shares of Invesco, a U.S.-based investment manager, struggled during the period. This was due to broad market weakness, weak fund flows, and uncertainty about the impact of their recent acquisition of Oppenheimer. Pfizer is a multinational pharmaceutical company that is not held in the portfolio. The stock remained flat due to strong earnings and its more defensive orientation during a bout of market weakness. Not owning this benchmark constituent during the period weighed on relative performance. Shares of Halliburton, a U.S.-based oilfield services company, declined in line with the Energy sector as it experienced weakness from OPEC oversupply and a related drop in the oil price. We continued to hold this stock at the end of the period. Top absolute detractors during the period included Citigroup (Financials) and Philip Morris (Consumer Staples).

The largest contributors to returns relative to the Russell 1000 Value Index were Eli Lilly (Healthcare), XL Group (Financials), and General Electric (Industrials). Shares of Eli Lilly, a U.S.-based pharmaceutical company, rose during the period on strong earnings that beat consensus expectations. The firm’s new diabetes drug, Trulicity, was approved this year and will provide a new source of incremental revenue growth for the firm. We continue to hold the Fund’s position in this stock at the end of the period. Shares of XL Group, a global insurance and reinsurance company, rose sharply after the company agreed to be acquired by France-based insurer AXA. We sold the stock once it reached our valuation target. Not owning shares of benchmark constituent General Electric, a U.S.-based global Industrials conglomerate, for most of the period contributed positively to returns relative to the Russell 1000 Value Index, as the stock struggled on a host of execution and legacy issues that ultimately saw the dividend cut and the CEO terminated. We eliminated this stock in a position of strength early in the period. Top absolute contributors during the period included Merck (Healthcare) and Eli Lilly (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

57

Hartford Value HLS Fund

Fund Overview – (continued)

December 31, 2018 (Unaudited)

What is the outlook as of the end of the period?

Economic updates remained solid during the fourth quarter, but rising uncertainty on a range of issues contributed to a deterioration in investor sentiment. Job growth remained steady through the end of the year and the unemployment rate remained below 4% as of December 31, 2018. Consumer confidence and retail sales have remained strong throughout the year, and initial reports from the holiday season have been solid. Inflation remained benign as of year-end, partly thanks to lower oil prices, which we believe may benefit the consumer in 2019. The Fed highlighted in December that wages have started to increase which we believe may also help the U.S. consumer, but may also serve as a source of margin pressure in several domestic industries.

Company results for the third quarter were solid. However, the market traded lower due to the potential negative implications of a trade war between the U.S. and China, additional Fed Funds rate increases, the U.K.’s exit from the E.U. (“Brexit”), and the U.S. government shut-down at the end of December.

Given the increase in economic uncertainty, we are tightly monitoring business confidence and the potential negative impact on 2019 corporate spending plans. We expect continued volatility in the near term, and we’re evaluating new opportunities in companies where stock price moves appear overdone, offering attractive valuations in multiple economic scenarios in our view.

Based on individual stock decisions, the Fund ended the period most overweight the Information Technology, Energy, and Financials sectors, and most underweight the Real Estate, Utilities, and Consumer Staples sectors, relative to the Russell 1000 Value Index.

Important Risks

Investing involves risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if adverse developments occur. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector(1)

as of December 31, 2018

Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.2%
Consumer Discretionary	4.2
Consumer Staples	6.2
Energy	10.6
Financials	23.3
Health Care	16.3
Industrials	8.3
Information Technology	11.9
Materials	3.7
Real Estate	3.1
Utilities	4.7

Total	98.5%

Short-Term Investments	1.4
Other Assets & Liabilities	0.1

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

58

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2018 through December 31, 2018. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class’ annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses paid during the period July 1, 2018 through December 31, 2018	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses paid during the period July 1, 2018 through December 31, 2018	Annualized expense ratio
Hartford Balanced HLS Fund

Class IA	$1,000.00	$945.50	$3.09	$1,000.00	$1,022.03	$3.21	0.63%
Class IB	$1,000.00	$944.10	$4.31	$1,000.00	$1,020.77	$4.48	0.88%

Hartford Capital Appreciation HLS Fund

Class IA	$1,000.00	$901.10	$3.21	$1,000.00	$1,021.83	$3.41	0.67%
Class IB	$1,000.00	$900.00	$4.41	$1,000.00	$1,020.57	$4.69	0.92%
Class IC	$1,000.00	$898.80	$5.60	$1,000.00	$1,019.31	$5.96	1.17%

Hartford Disciplined Equity HLS Fund

Class IA	$1,000.00	$945.20	$3.78	$1,000.00	$1,021.32	$3.92	0.77%
Class IB	$1,000.00	$943.70	$5.00	$1,000.00	$1,020.06	$5.19	1.02%

Hartford Dividend and Growth HLS Fund

Class IA	$1,000.00	$952.40	$3.35	$1,000.00	$1,021.78	$3.47	0.68%
Class IB	$1,000.00	$951.60	$4.57	$1,000.00	$1,020.52	$4.74	0.93%

Hartford Global Growth HLS Fund

Class IA	$1,000.00	$891.60	$3.81	$1,000.00	$1,021.17	$4.08	0.80%
Class IB	$1,000.00	$890.30	$5.00	$1,000.00	$1,019.91	$5.35	1.05%

Hartford Growth Opportunities HLS Fund

Class IA	$1,000.00	$876.00	$3.07	$1,000.00	$1,021.93	$3.31	0.65%
Class IB	$1,000.00	$874.90	$4.25	$1,000.00	$1,020.67	$4.58	0.90%
Class IC	$1,000.00	$873.90	$5.43	$1,000.00	$1,019.41	$5.85	1.15%

Hartford Healthcare HLS Fund

Class IA	$1,000.00	$921.20	$4.31	$1,000.00	$1,020.72	$4.53	0.89%
Class IB	$1,000.00	$919.60	$5.52	$1,000.00	$1,019.46	$5.80	1.14%

59

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses paid during the period July 1, 2018 through December 31, 2018	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses paid during the period July 1, 2018 through December 31, 2018	Annualized expense ratio

Hartford High Yield HLS Fund

Class IA	$1,000.00	$970.30	$3.77	$1,000.00	$1,021.37	$3.87	0.76%
Class IB	$1,000.00	$969.40	$5.01	$1,000.00	$1,020.11	$5.14	1.01%

Hartford International Opportunities HLS Fund

Class IA	$1,000.00	$842.00	$3.44	$1,000.00	$1,021.48	$3.77	0.74%
Class IB	$1,000.00	$840.80	$4.59	$1,000.00	$1,020.22	$5.04	0.99%

Hartford MidCap HLS Fund

Class IA	$1,000.00	$860.90	$3.24	$1,000.00	$1,021.73	$3.52	0.69%
Class IB	$1,000.00	$860.10	$4.41	$1,000.00	$1,020.47	$4.79	0.94%

Hartford MidCap Growth HLS Fund

Class IA	$1,000.00	$864.20	$4.28	$1,000.00	$1,020.62	$4.63	0.91%
Class IB	$1,000.00	$863.00	$5.45	$1,000.00	$1,019.36	$5.90	1.16%

Hartford MidCap Value HLS Fund

Class IA	$1,000.00	$847.60	$3.96	$1,000.00	$1,020.92	$4.33	0.85%
Class IB	$1,000.00	$846.20	$5.12	$1,000.00	$1,019.66	$5.60	1.10%

Hartford Small Cap Growth HLS Fund

Class IA	$1,000.00	$812.20	$2.92	$1,000.00	$1,021.98	$3.26	0.64%
Class IB	$1,000.00	$811.30	$4.06	$1,000.00	$1,020.72	$4.53	0.89%

Hartford Small Company HLS Fund

Class IA	$1,000.00	$848.80	$3.68	$1,000.00	$1,021.22	$4.02	0.79%
Class IB	$1,000.00	$847.30	$4.84	$1,000.00	$1,019.96	$5.30	1.04%

Hartford Stock HLS Fund

Class IA	$1,000.00	$979.60	$2.54	$1,000.00	$1,022.64	$2.60	0.51%
Class IB	$1,000.00	$978.50	$3.79	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Total Return Bond HLS Fund

Class IA	$1,000.00	$1,007.10	$2.58	$1,000.00	$1,022.64	$2.60	0.51%
Class IB	$1,000.00	$1,006.10	$3.84	$1,000.00	$1,021.37	$3.87	0.76%

Hartford Ultrashort Bond HLS Fund

Class IA	$1,000.00	$1,009.60	$2.23	$1,000.00	$1,022.99	$2.24	0.44%
Class IB	$1,000.00	$1,007.70	$3.49	$1,000.00	$1,021.73	$3.52	0.69%

Hartford U.S. Government Securities HLS Fund

Class IA	$1,000.00	$1,013.40	$2.69	$1,000.00	$1,022.53	$2.70	0.53%
Class IB	$1,000.00	$1,012.40	$3.96	$1,000.00	$1,021.27	$3.97	0.78%

Hartford Value HLS Fund

Class IA	$1,000.00	$909.00	$3.42	$1,000.00	$1,021.63	$3.62	0.71%
Class IB	$1,000.00	$907.30	$4.62	$1,000.00	$1,020.37	$4.89	0.96%

60

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.1%
	Banks - 6.2%
1,094,340	Bank of America Corp.	$26,964,538
443,280	Citigroup, Inc.	23,077,157
349,610	JP Morgan Chase & Co.	34,128,928
133,650	PNC Financial Services Group, Inc.	15,625,021
443,120	Wells Fargo & Co.	20,418,970

		120,214,614

	Capital Goods - 4.9%
149,520	Caterpillar, Inc.	18,999,506
232,150	Eaton Corp. plc	15,939,419
339,910	Fortune Brands Home & Security, Inc.	12,913,181
148,290	Ingersoll-Rand plc	13,528,497
68,510	Lockheed Martin Corp.	17,938,658
160,670	United Technologies Corp.	17,108,142

		96,427,403

	Consumer Durables & Apparel - 0.5%
267,050	Newell Brands, Inc.	4,964,459
242,600	Skechers USA, Inc. Class A*	5,553,114

		10,517,573

	Consumer Services - 0.8%
203,816	Hilton Worldwide Holdings, Inc.	14,633,989

	Diversified Financials - 0.5%
580,530	Invesco Ltd.	9,718,072

	Energy - 4.0%
101,640	Concho Resources, Inc.*	10,447,576
150,610	EOG Resources, Inc.	13,134,698
313,690	Exxon Mobil Corp.	21,390,521
393,430	Halliburton Co.	10,457,369
86,710	Pioneer Natural Resources Co.	11,404,099
393,440	Suncor Energy, Inc.	11,004,517

		77,838,780

	Food & Staples Retailing - 0.8%
516,760	US Foods Holding Corp.*	16,350,286

	Food, Beverage & Tobacco - 2.2%
283,186	Kraft Heinz Co.	12,188,325
334,320	Mondelez International, Inc. Class A	13,382,830
268,170	Philip Morris International, Inc.	17,903,029

		43,474,184

	Health Care Equipment & Services - 5.5%
65,500	Anthem, Inc.	17,202,265
383,270	Boston Scientific Corp.*	13,544,762
373,230	Koninklijke Philips N.V.	13,085,253
249,815	Medtronic plc	22,723,172
110,260	UnitedHealth Group, Inc.	27,467,971
107,330	Universal Health Services, Inc. Class B	12,510,385

		106,533,808

	Household & Personal Products - 0.7%
269,680	Unilever N.V. ADR	14,508,784

	Insurance - 2.4%
412,020	American International Group, Inc.	16,237,708
184,240	Intact Financial Corp.	13,386,146
216,040	Marsh & McLennan Cos., Inc.	17,229,190

		46,853,044

	Materials - 2.5%
435,700	DowDuPont, Inc.	23,301,236
190,720	FMC Corp.	14,105,651
299,910	Sealed Air Corp.	10,448,865

		47,855,752

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.1% - (continued)
	Media & Entertainment - 5.3%
58,845	Alphabet, Inc. Class C*	$60,940,470
924,030	Comcast Corp. Class A	31,463,222
458,180	Viacom, Inc. Class B	11,775,226

		104,178,918

	Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
117,080	Allergan plc	15,648,913
450,710	AstraZeneca plc ADR	17,117,966
398,020	Bristol-Myers Squibb Co.	20,689,079
126,130	Eisai Co., Ltd.	9,764,962
239,520	Eli Lilly & Co.	27,717,254
90,100	Nektar Therapeutics*	2,961,587
188,520	Novartis AG	16,145,643
66,825	Roche Holding AG	16,589,897
74,070	Vertex Pharmaceuticals, Inc.*	12,274,140

		138,909,441

	Real Estate - 1.0%
178,010	Crown Castle International Corp. REIT	19,337,226

	Retailing - 4.1%
11,702,200	Allstar Co.*(1)(2)(3)	2,457,462
10,500	Booking Holdings, Inc.*	18,085,410
153,060	Home Depot, Inc.	26,298,769
691,040	Qurate Retail, Inc.*	13,489,101
340,860	TJX Cos., Inc.	15,250,076
67,006	Tory Burch LLC*(1)(2)(3)	3,731,574

		79,312,392

	Semiconductors & Semiconductor Equipment - 5.4%
212,220	Analog Devices, Inc.	18,214,842
60,010	Broadcom, Inc.	15,259,343
495,870	Intel Corp.	23,271,179
90,240	KLA-Tencor Corp.	8,075,578
249,700	Maxim Integrated Products, Inc.	12,697,245
476,470	QUALCOMM, Inc.	27,115,908

		104,634,095

	Software & Services - 3.1%
601,450	Microsoft Corp.	61,089,276

	Technology Hardware & Equipment - 3.8%
86,640	Apple, Inc.	13,666,594
631,790	Cisco Systems, Inc.	27,375,461
229,160	NetApp, Inc.	13,673,977
3,167,170	Nokia Oyj	18,385,789

		73,101,821

	Telecommunication Services - 1.6%
548,420	Verizon Communications, Inc.	30,832,172

	Transportation - 1.1%
152,800	Union Pacific Corp.	21,121,544

	Utilities - 1.6%
179,920	Dominion Energy, Inc.	12,857,083
104,920	NextEra Energy, Inc.	18,237,195

		31,094,278

	Total Common Stocks (cost $1,074,465,760)	$1,268,537,452

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.7%
	Asset-Backed - Automobile - 0.4%
$206,607	ARI Fleet Lease Trust 1.91%, 04/15/2026	$205,115
655,000	Canadian Pacer Auto Receivables Trust 2.05%, 03/19/2021	650,382
	Chesapeake Funding LLC
925,019	1.91%, 08/15/2029	913,090

The accompanying notes are an integral part of these financial statements.

61

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.7% - (continued)
	Asset-Backed - Automobile - 0.4% - (continued)
$671,288	1 mo. USD LIBOR + 0.450%, 2.91%, 05/15/2029(4)	$672,462
803,726	1 mo. USD LIBOR + 1.000%, 3.46%, 06/15/2028(4)	805,744
	Enterprise Fleet Financing LLC
591,879	1.97%, 01/20/2023	587,300
265,487	2.13%, 07/20/2022	263,917
775,023	2.13%, 05/22/2023	768,167
	First Investors Auto Owner Trust
125,354	1.86%, 10/15/2021	124,754
501,000	2.00%, 03/15/2022	498,628
645,000	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021	641,021
	Securitized Term Auto Receivables Trust
445,860	1.52%, 03/25/2020	444,414
550,000	2.04%, 04/26/2021	544,038
	Wheels SPV LLC
55,420	1.59%, 05/20/2025	55,270
505,264	1.88%, 04/20/2026	501,303

		7,675,605

	Asset-Backed - Finance & Insurance - 2.1%
2,374,748	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(5)	2,343,998
1,780,000	ALM VI Ltd. 3 mo. USD LIBOR + 1.400%, 3.84%, 07/15/2026(4)	1,739,836
3,480,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 3.74%, 01/16/2030(4)	3,462,109
1,148,522	Bayview Koitere Fund Trust 3.50%, 07/28/2057(5)	1,138,430
	Bayview Opportunity Master Fund Trust
600,707	3.50%, 01/28/2055(5)	595,384
630,009	3.50%, 06/28/2057(5)	624,339
594,228	4.00%, 11/28/2053(5)	596,249
818,072	4.00%, 10/28/2064(5)	820,719
3,500,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.050%, 3.54%, 04/24/2030(4)	3,445,085
	Ford Credit Floorplan Master Owner Trust
2,575,000	1.75%, 07/15/2021	2,556,174
430,000	2.09%, 03/15/2022	425,090
	GreatAmerica Leasing Receivables Funding LLC
1,040,000	2.36%, 01/20/2023	1,031,786
470,000	2.60%, 06/15/2021	467,479
332,000	2.83%, 06/17/2024	331,083
1,465,000	KKR Clo 17 Ltd. 3 mo. USD LIBOR + 1.340%, 3.78%, 04/15/2029(4)	1,458,454
2,635,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 0.750%, 3.19%, 04/15/2029(4)	2,569,786
2,690,000	Magnetite VII Ltd. 3 mo. USD LIBOR + 0.800%, 3.24%, 01/15/2028(4)	2,639,697
	Magnetite XVIII Ltd.
1,443,000	3 mo. USD LIBOR + 1.080%, 3.70%, 11/15/2028(4)	1,436,609
1,615,000	3 mo. USD LIBOR + 1.500%, 4.07%, 11/15/2028(4)	1,583,659
	MMAF Equipment Finance LLC
75,281	1.73%, 05/18/2020	75,157
665,000	2.21%, 10/17/2022	654,711
1,000,000	2.21%, 12/15/2032	973,751
182,092	Nationstar HECM Loan Trust 2.04%, 09/25/2027(5)	181,393
	OneMain Financial Issuance Trust
440,000	3.66%, 02/20/2029	440,799
224,164	4.10%, 03/20/2028	224,691
1,565,000	SBA Tower Trust 2.90%, 10/15/2044(6)	1,555,775
	Springleaf Funding Trust
429,758	2.90%, 11/15/2029	427,260
443,458	3.16%, 11/15/2024	442,846

Shares or Principal Amount		Market Value†

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.7% - (continued)
	Asset-Backed - Finance & Insurance - 2.1% - (continued)
$755,000	3.48%, 05/15/2028	$752,562
615,000	SPS Servicer Advance Receivables Trust 3.62%, 10/17/2050	617,528
	Towd Point Mortgage Trust
1,080,003	2.75%, 10/25/2056(5)	1,056,463
276,194	2.75%, 04/25/2057(5)	270,107
790,287	2.75%, 06/25/2057(5)	768,936
384,127	3.00%, 01/25/2058(5)	377,110
2,635,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.070%, 3.54%, 10/20/2028(4)	2,625,440
808,208	Vantage Data Centers Issuer LLC 4.07%, 02/16/2043	809,825

		41,520,320

	Commercial Mortgage - Backed Securities - 0.6%
840,000	BAMLL Commercial Mortgage Securities Trust 4.09%, 08/10/2038(5)	872,552
	CSAIL Commercial Mortgage Trust
2,000,000	3.50%, 06/15/2057	1,998,940
3,400,000	3.51%, 04/15/2050	3,408,626
2,220,000	CSMC Trust 2.76%, 04/05/2033	2,200,426
	FREMF Mortgage Trust
230,000	3.15%, 04/25/2046(5)	229,506
385,000	3.36%, 05/25/2045(5)	384,615
1,015,000	4.08%, 09/25/2025(5)	1,012,857
525,000	5.50%, 04/25/2020(5)	538,551
710,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 01/15/2049	725,734
1,000,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(5)	939,792

		12,311,599

	Other ABS - 0.2%
1,226,479	AASET US Ltd. 4.45%, 11/16/2038	1,238,951
1,225,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.450%, 4.10%, 11/20/2028(4)	1,190,596
1,797,395	SoFi Consumer Loan Program Trust 3.54%, 11/26/2027	1,799,316

		4,228,863

	Whole Loan Collateral CMO - 0.4%
349,605	Angel Oak Mortgage Trust LLC 2.71%, 11/25/2047(5)	346,792
	COLT Mortgage Loan Trust
625,940	2.93%, 02/25/2048(5)	618,771
521,024	3.69%, 10/26/2048(5)	520,467
	Deephaven Residential Mortgage Trust
446,928	2.45%, 06/25/2047(5)	439,564
370,653	2.58%, 10/25/2047(5)	365,929
169,828	2.73%, 12/26/2046(5)	168,149
605,181	2.98%, 12/25/2057(5)	599,388
258,964	Finance of America Structured Securities Trust 2.32%, 11/25/2027(5)	258,806
750,341	MetLife Securitization Trust 3.00%, 04/25/2055(5)	738,475
	Mill City Mortgage Loan Trust
331,603	2.50%, 04/25/2057(5)	324,470
855,653	2.75%, 01/25/2061(5)	835,985
1,025,665	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(5)	1,031,852
743,918	Towd Point Mortgage Trust 2.25%, 04/25/2056(5)	726,839

		6,975,487

	Total Asset & Commercial Mortgage Backed Securities (cost $73,973,899)	$72,711,874

The accompanying notes are an integral part of these financial statements.

62

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4%
	Aerospace/Defense - 0.2%
$850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025	$842,713
	Lockheed Martin Corp.
500,000	4.07%, 12/15/2042	477,093
256,000	4.50%, 05/15/2036	264,148
560,000	4.85%, 09/15/2041	595,601
685,000	United Technologies Corp. 3.95%, 08/16/2025	679,695

		2,859,250

	Agriculture - 0.5%
	Altria Group, Inc.
560,000	4.50%, 05/02/2043	466,068
1,995,000	4.75%, 05/05/2021	2,038,977
3,160,000	BAT Capital Corp. 3.56%, 08/15/2027	2,805,279
	BAT International Finance plc
685,000	2.75%, 06/15/2020	673,058
2,775,000	3.25%, 06/07/2022	2,668,204
290,000	3.50%, 06/15/2022	283,732
1,065,000	Imperial Brands Finance plc 3.75%, 07/21/2022	1,056,424
325,000	Philip Morris International, Inc. 4.88%, 11/15/2043	322,223

		10,313,965

	Airlines - 0.3%
2,831,229	Continental Airlines, Inc. 5.98%, 10/19/2023	2,956,369
1,790,441	Southwest Airlines Co. 6.15%, 02/01/2024	1,881,396
170,000	United Airlines Class B Pass Through Trust 4.60%, 09/01/2027	170,071

		5,007,836

	Auto Manufacturers - 0.5%
	Daimler Finance North America LLC
150,000	2.25%, 07/31/2019	148,898
1,440,000	2.30%, 02/12/2021	1,405,037
4,200,000	Ford Motor Credit Co. LLC 3.10%, 05/04/2023	3,796,716
	General Motors Financial Co., Inc.
3,185,000	3.70%, 05/09/2023	3,030,302
1,245,000	3.95%, 04/13/2024	1,182,389
580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019	574,470

		10,137,812

	Beverages - 0.3%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
1,750,000	3.65%, 02/01/2026	1,654,709
310,000	4.70%, 02/01/2036	287,493
280,000	4.90%, 02/01/2046	259,668
	Anheuser-Busch InBev Worldwide, Inc.
1,125,000	3.50%, 01/12/2024	1,100,414
220,000	4.38%, 04/15/2038	196,284
1,300,000	Coca-Cola Femsa S.A.B. de C.V. 3.88%, 11/26/2023	1,310,397
765,000	Molson Coors Brewing Co. 3.50%, 05/01/2022	760,421

		5,569,386

	Biotechnology - 0.1%
1,340,000	Biogen, Inc. 2.90%, 09/15/2020	1,330,021
770,000	Celgene Corp. 3.55%, 08/15/2022	761,542
335,000	Gilead Sciences, Inc. 2.55%, 09/01/2020	332,291

		2,423,854

	Chemicals - 0.1%
2,740,000	CNAC HK Synbridge Co., Ltd. 5.00%, 05/05/2020	2,748,412

	Commercial Banks - 4.6%
	Banco Santander S.A.
1,200,000	3.13%, 02/23/2023	1,134,535
600,000	3.85%, 04/12/2023	582,998

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Commercial Banks - 4.6% - (continued)
	Bank of America Corp.
$1,220,000	2.63%, 10/19/2020	$1,207,213
1,799,000	3 mo. USD LIBOR + 1.040%, 3.42%, 12/20/2028(4)	1,680,535
1,610,000	3 mo. USD LIBOR + 1.370%, 3.59%, 07/21/2028(4)	1,526,794
2,950,000	4.20%, 08/26/2024	2,925,810
2,740,000	Barclays plc 3.20%, 08/10/2021	2,662,858
1,660,000	BB&T Corp. 3.20%, 09/03/2021	1,658,370
	BNP Paribas S.A.
1,000,000	3.38%, 01/09/2025	941,077
2,410,000	3.50%, 11/16/2027	2,219,904
	BPCE S.A.
2,025,000	3.50%, 10/23/2027	1,839,868
2,225,000	5.15%, 07/21/2024	2,234,221
3,625,000	5.70%, 10/22/2023	3,753,412
1,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	1,828,703
	Citigroup, Inc.
1,220,000	2.50%, 07/29/2019	1,215,833
2,355,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(4)	2,196,251
533,000	5.30%, 05/06/2044	531,180
290,000	8.13%, 07/15/2039	402,332
1,695,000	Citizens Bank NA 2.55%, 05/13/2021	1,657,844
	Credit Agricole S.A.
950,000	2.50%, 04/15/2019	948,526
1,025,000	3.25%, 10/04/2024	958,358
535,000	3.75%, 04/24/2023	523,519
790,000	4.38%, 03/17/2025	764,808
	Credit Suisse AG
855,000	3.00%, 10/29/2021	844,158
250,000	3.63%, 09/09/2024	245,297
	Credit Suisse Group AG
530,000	3.57%, 01/09/2023	517,032
260,000	3 mo. USD LIBOR + 1.410%, 3.87%, 01/12/2029(4)	241,881
345,000	3 mo. USD LIBOR + 1.240%, 4.02%, 06/12/2024(4)	339,799
	Credit Suisse Group Funding Guernsey Ltd.
1,425,000	3.75%, 03/26/2025	1,358,819
1,885,000	3.80%, 09/15/2022	1,871,248
775,000	Danske Bank A/S 3.88%, 09/12/2023	746,072
	Deutsche Bank AG
1,925,000	3.15%, 01/22/2021	1,860,280
2,210,000	4.25%, 10/14/2021	2,160,833
	Goldman Sachs Group, Inc.
250,000	3 mo. USD LIBOR + 1.158%, 3.81%, 04/23/2029(4)	233,406
2,590,000	6.25%, 02/01/2041	2,954,042
	HSBC Holdings plc
1,030,000	3.40%, 03/08/2021	1,027,327
3,625,000	3.60%, 05/25/2023	3,604,301
590,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(4)	584,831
1,490,000	Huntington National Bank 2.40%, 04/01/2020	1,474,155
	ING Groep N.V.
345,000	3.15%, 03/29/2022	339,218
1,100,000	3.95%, 03/29/2027	1,055,497
	JP Morgan Chase & Co.
2,240,000	3.25%, 09/23/2022	2,222,213
2,000,000	4.95%, 03/25/2020	2,042,325
470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020	465,835
2,215,000	Macquarie Group Ltd. 3 mo. USD LIBOR + 1.330%, 4.15%, 03/27/2024(4)	2,215,253

The accompanying notes are an integral part of these financial statements.

63

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Commercial Banks - 4.6% - (continued)
	Morgan Stanley
$4,875,000	2.50%, 01/24/2019	$4,873,011
1,450,000	3.13%, 07/27/2026	1,340,719
1,800,000	3.63%, 01/20/2027	1,710,716
1,000,000	3.70%, 10/23/2024	983,390
250,000	5.63%, 09/23/2019	253,700
4,905,000	NBK SPC Ltd. 2.75%, 05/30/2022	4,718,120
1,755,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	1,684,185
1,775,000	Societe Generale S.A. 3.25%, 01/12/2022	1,737,782
640,000	SunTrust Bank 3.30%, 05/15/2026	606,448
	UBS Group Funding Switzerland AG
1,665,000	2.95%, 09/24/2020	1,647,396
1,900,000	3.00%, 04/15/2021	1,885,306
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,396,109
850,000	4.75%, 12/07/2046	818,422

		90,454,075

	Commercial Services - 0.5%
	Catholic Health Initiatives
1,854,000	2.95%, 11/01/2022	1,813,388
245,000	4.35%, 11/01/2042	221,617
	ERAC USA Finance LLC
655,000	2.35%, 10/15/2019	650,571
1,800,000	4.50%, 08/16/2021	1,836,481
1,500,000	5.63%, 03/15/2042	1,639,936
2,545,000	Total System Services, Inc. 3.80%, 04/01/2021	2,544,494

		8,706,487

	Diversified Financial Services - 0.5%
265,000	GE Capital International Funding Co. 4.42%, 11/15/2035	221,955
1,910,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019	1,909,288
6,190,369	Postal Square L.P. 8.95%, 06/15/2022	6,918,981

		9,050,224

	Electric - 1.9%
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028	1,867,181
	Dominion Energy, Inc.
725,000	2.96%, 07/01/2019(6)	722,422
1,750,000	4.10%, 04/01/2021(6)	1,760,107
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,439,544
1,375,000	Electricite de France S.A. 10 year USD Swap + 3.041%, 5.63%, 01/22/2024(4)(7)(8)	1,265,000
365,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	355,582
1,000,000	FirstEnergy Corp. 3.90%, 07/15/2027	969,209
1,705,000	Fortis, Inc. 3.06%, 10/04/2026	1,556,478
	Georgia Power Co.
170,000	4.30%, 03/15/2042	156,600
245,000	4.75%, 09/01/2040	242,244
1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037	1,605,723
515,000	Infraestructura Energetica Nova S.A.B. de C.V. 4.88%, 01/14/2048	403,703
645,000	Niagara Mohawk Power Corp. 4.28%, 12/15/2028	667,051
750,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	777,480
	Oncor Electric Delivery Co. LLC
385,000	2.95%, 04/01/2025	374,914
1,185,000	4.10%, 06/01/2022	1,213,868
	Pacific Gas & Electric Co.
695,000	3.85%, 11/15/2023	622,000
20,000	4.00%, 12/01/2046	15,084
45,000	4.30%, 03/15/2045	35,639

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Electric - 1.9% - (continued)
$310,000	4.75%, 02/15/2044	$254,530
725,000	5.13%, 11/15/2043	624,932
1,390,000	5.40%, 01/15/2040	1,232,719
996,000	5.80%, 03/01/2037	923,052
155,000	6.05%, 03/01/2034	143,616
320,000	6.25%, 03/01/2039	300,583
55,000	6.35%, 02/15/2038	51,935
	SCANA Corp.
2,031,000	4.13%, 02/01/2022(7)	2,031,653
2,780,000	4.75%, 05/15/2021(7)	2,814,192
1,100,000	6.25%, 04/01/2020	1,127,065
	South Carolina Electric & Gas Co.
395,000	3.50%, 08/15/2021	396,109
465,000	4.25%, 08/15/2028	482,075
215,000	4.35%, 02/01/2042	211,944
205,000	4.60%, 06/15/2043	210,006
1,180,000	6.05%, 01/15/2038	1,391,505
360,000	6.63%, 02/01/2032	436,478
2,000,000	Southern California Edison Co. 5.55%, 01/15/2037	2,170,349
	Southern Co.
1,450,000	2.75%, 06/15/2020	1,433,934
2,050,000	2.95%, 07/01/2023	1,979,675
	State Grid Overseas Investment Ltd.
1,485,000	2.75%, 05/04/2022	1,448,271
1,490,000	3.50%, 05/04/2027	1,435,297

		37,149,749

	Engineering & Construction - 0.1%
	SBA Tower Trust
1,235,000	2.88%, 07/15/2046	1,212,349
225,000	3.45%, 03/15/2048	223,617

		1,435,966

	Food - 0.3%
	Conagra Brands, Inc.
455,000	4.60%, 11/01/2025	456,441
330,000	5.30%, 11/01/2038	311,830
	Kraft Heinz Foods Co.
530,000	3.00%, 06/01/2026	472,804
2,030,000	4.00%, 06/15/2023	2,024,680
1,890,000	4.38%, 06/01/2046	1,557,032
1,065,000	Kroger Co. 4.00%, 02/01/2024	1,074,011
680,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026	634,957

		6,531,755

	Gas - 0.1%
330,000	Boston Gas Co. 3.15%, 08/01/2027	314,804
1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026	1,741,091

		2,055,895

	Healthcare-Products - 0.1%
	Medtronic, Inc.
775,000	3.15%, 03/15/2022	772,861
1,230,000	3.50%, 03/15/2025	1,225,140
310,000	3.63%, 03/15/2024	312,972

		2,310,973

	Healthcare-Services - 0.7%
	Anthem, Inc.
421,000	3.30%, 01/15/2023	414,252
1,360,000	4.10%, 03/01/2028	1,332,985
675,000	4.65%, 08/15/2044	649,142
590,000	Catholic Health Initiatives 4.20%, 08/01/2023	598,322
955,000	Cigna Corp. 4.38%, 10/15/2028	960,330

The accompanying notes are an integral part of these financial statements.

64

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Healthcare-Services - 0.7% - (continued)
	Dignity Health
$180,000	2.64%, 11/01/2019	$178,949
714,000	3.81%, 11/01/2024	718,880
1,353,000	4.50%, 11/01/2042	1,269,397
1,770,000	Humana, Inc. 2.90%, 12/15/2022	1,720,725
1,400,000	Mercy Health 3.56%, 08/01/2027	1,354,910
1,155,000	PeaceHealth Obligated Group 4.79%, 11/15/2048	1,221,017
	UnitedHealth Group, Inc.
920,000	3.35%, 07/15/2022	924,216
1,440,000	3.75%, 07/15/2025	1,457,664
910,000	3.85%, 06/15/2028	919,917

		13,720,706

	Household Products - 0.2%
3,566,208	Procter & Gamble - Esop 9.36%, 01/01/2021	3,781,400

	Insurance - 0.4%
1,000,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	981,675
	Chubb INA Holdings, Inc.
495,000	2.30%, 11/03/2020	487,921
840,000	3.35%, 05/15/2024	834,613
200,000	Five Corners Funding Trust 4.42%, 11/15/2023	205,756
550,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023	554,519
	MetLife, Inc.
2,205,000	3.60%, 04/10/2024	2,220,186
795,000	4.88%, 11/13/2043	829,533
2,220,000	Trinity Acquisition plc 4.40%, 03/15/2026	2,206,049

		8,320,252

	Internet - 0.4%
	Alibaba Group Holding Ltd.
200,000	2.50%, 11/28/2019	198,909
1,775,000	3.40%, 12/06/2027	1,641,269
1,045,000	3.60%, 11/28/2024	1,022,213
	Amazon.com, Inc.
1,250,000	2.50%, 11/29/2022	1,222,576
1,020,000	4.80%, 12/05/2034	1,092,563
480,000	4.95%, 12/05/2044	532,141
1,095,000	Tencent Holdings Ltd. 3.60%, 01/19/2028	1,028,821

		6,738,492

	IT Services - 0.1%
	Apple, Inc.
546,000	3.25%, 02/23/2026	532,965
1,360,000	3.45%, 05/06/2024	1,366,447

		1,899,412

	Machinery - Construction & Mining - 0.1%
1,500,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	1,491,015

	Media - 0.9%
	21st Century Fox America, Inc.
385,000	4.00%, 10/01/2023	394,971
1,275,000	4.50%, 02/15/2021	1,309,033
485,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047	439,492
	Comcast Corp.
1,140,000	3.95%, 10/15/2025	1,153,495
2,050,000	4.40%, 08/15/2035	1,983,161
585,000	4.60%, 10/15/2038	590,720
	Cox Communications, Inc.
80,000	4.60%, 08/15/2047	71,966
2,320,000	4.80%, 02/01/2035	2,115,190

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Media - 0.9% - (continued)
	Sky Ltd.
$1,265,000	2.63%, 09/16/2019	$1,255,450
2,386,000	3.75%, 09/16/2024	2,377,252
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	405,365
250,000	7.30%, 07/01/2038	271,014
480,000	8.25%, 04/01/2019	485,387
40,000	8.75%, 02/14/2019	40,223
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	148,307
	Viacom, Inc.
835,000	3.88%, 12/15/2021	839,999
2,175,000	4.25%, 09/01/2023	2,166,512
2,325,000	Warner Media LLC 3.60%, 07/15/2025	2,202,059

		18,249,596

	Mining - 0.1%
1,575,000	Glencore Finance Canada Ltd. 4.25%, 10/25/2022	1,570,016

	Miscellaneous Manufacturing - 0.0%
370,000	General Electric Co. 4.13%, 10/09/2042	289,096

	Oil & Gas - 1.2%
1,326,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	1,357,665
1,200,000	BG Energy Capital plc 4.00%, 10/15/2021	1,216,814
655,000	BP Capital Markets America, Inc. 3.25%, 05/06/2022	649,321
	BP Capital Markets plc
140,000	3.99%, 09/26/2023	142,907
2,850,000	4.75%, 03/10/2019	2,858,667
130,000	ConocoPhillips Co. 4.95%, 03/15/2026	139,119
	Equinor ASA
340,000	2.25%, 11/08/2019	337,390
160,000	2.45%, 01/17/2023	155,459
1,850,000	2.90%, 11/08/2020	1,843,167
210,000	3.25%, 11/10/2024	209,121
45,000	3.70%, 03/01/2024	45,839
920,000	Marathon Oil Corp. 2.70%, 06/01/2020	906,406
	Petroleos Mexicanos
40,000	5.38%, 03/13/2022	39,180
2,900,000	5.50%, 01/21/2021	2,888,313
670,000	6.35%, 02/12/2048	536,000
2,425,000	6.75%, 09/21/2047	2,005,208
3,540,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	3,678,552
3,950,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020	3,901,462
1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,343,199

		24,253,789

	Oil & Gas Services - 0.1%
940,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020	931,853

	Pharmaceuticals - 1.3%
	Allergan Funding SCS
645,000	3.45%, 03/15/2022	634,708
975,000	3.80%, 03/15/2025	951,818
600,000	4.85%, 06/15/2044	566,509
	Allergan Sales LLC
142,000	4.88%, 02/15/2021	145,447
800,000	5.00%, 12/15/2021	823,119
	Bayer U.S. Finance LLC
260,000	2.38%, 10/08/2019	257,922
1,230,000	4.25%, 12/15/2025	1,197,111

The accompanying notes are an integral part of these financial statements.

65

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Pharmaceuticals - 1.3% - (continued)
	Cardinal Health, Inc.
$990,000	2.40%, 11/15/2019	$983,005
445,000	3.08%, 06/15/2024	417,881
880,000	3.50%, 11/15/2024	847,087
785,000	4.50%, 11/15/2044	665,296
	CVS Health Corp.
3,130,000	4.10%, 03/25/2025	3,098,770
600,000	5.13%, 07/20/2045	584,045
2,015,000	EMD Finance LLC 2.95%, 03/19/2022	1,985,256
1,525,000	Express Scripts Holding Co. 2.25%, 06/15/2019	1,518,509
	McKesson Corp.
100,000	2.85%, 03/15/2023	96,594
650,000	3.80%, 03/15/2024	643,101
	Merck & Co., Inc.
1,960,000	2.75%, 02/10/2025	1,896,080
1,640,000	2.80%, 05/18/2023	1,617,917
2,325,000	Mylan N.V. 3.95%, 06/15/2026	2,119,035
	Mylan, Inc.
1,025,000	4.55%, 04/15/2028	955,327
455,000	5.20%, 04/15/2048	375,168
755,000	Teva Pharmaceutical Finance Co. B.V. 3.65%, 11/10/2021	715,334
1,725,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	1,485,649

		24,580,688

	Pipelines - 0.6%
872,000	Energy Transfer Operating LP 7.60%, 02/01/2024	963,386
375,000	Energy Transfer Partners LP 4.50%, 11/01/2023	375,122
2,395,000	EQT Midstream Partners L.P. 4.75%, 07/15/2023	2,389,850
2,425,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	2,329,783
	Sunoco Logistics Partners Operations L.P.
1,200,000	3.90%, 07/15/2026	1,108,219
509,000	4.40%, 04/01/2021	514,700
800,000	5.35%, 05/15/2045	708,108
2,470,000	Western Gas Partners L.P. 4.00%, 07/01/2022	2,448,848

		10,838,016

	Real Estate - 0.2%
1,920,000	WEA Finance LLC 4.13%, 09/20/2028	1,921,503
	WEA Finance LLC / Westfield UK & Europe Finance plc
730,000	2.70%, 09/17/2019	726,768
1,400,000	3.25%, 10/05/2020	1,398,056

		4,046,327

	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
975,000	3.45%, 09/15/2021	974,817
375,000	4.40%, 02/15/2026	374,707
1,110,000	5.00%, 02/15/2024	1,148,226
760,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	764,362
1,950,000	Brandywine Operating Partnership L.P. 3.95%, 11/15/2027	1,852,714
	Crown Castle International Corp.
635,000	3.65%, 09/01/2027	588,671
525,000	3.80%, 02/15/2028	496,803
2,960,000	HCP, Inc. 4.00%, 06/01/2025	2,897,591
1,735,000	Scentre Group Trust 2.38%, 11/05/2019	1,718,294

		10,816,185

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.4% - (continued)
	Retail - 0.1%
	CVS Health Corp.
$2,100,000	4.00%, 12/05/2023	$2,106,001
685,000	4.88%, 07/20/2035	662,020

		2,768,021

	Semiconductors - 0.1%
1,855,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.63%, 01/15/2024	1,755,017
810,000	Microchip Technology, Inc. 3.92%, 06/01/2021	803,510

		2,558,527

	Software - 0.2%
	Microsoft Corp.
1,605,000	2.40%, 08/08/2026	1,496,417
1,000,000	3.70%, 08/08/2046	957,983
2,300,000	Oracle Corp. 3.25%, 11/15/2027	2,218,313

		4,672,713

	Telecommunications - 0.7%
635,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	622,267
	AT&T, Inc.
355,000	3.95%, 01/15/2025	347,139
800,000	4.13%, 02/17/2026	781,762
2,185,000	4.45%, 04/01/2024	2,221,256
715,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045	703,486
576,000	Orange S.A. 9.00%, 03/01/2031	795,846
2,440,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029	2,394,250
	Verizon Communications, Inc.
2,300,000	2.95%, 03/15/2022	2,275,768
2,486,000	4.52%, 09/15/2048	2,330,015
425,000	4.67%, 03/15/2055	390,277
715,000	4.75%, 11/01/2041	693,227
283,000	4.81%, 03/15/2039	277,138

		13,832,431

	Transportation - 0.3%
1,285,000	FedEx Corp. 5.10%, 01/15/2044	1,265,032
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,685,000	3.20%, 07/15/2020	1,676,597
1,100,000	3.38%, 02/01/2022	1,087,720
1,525,000	3.95%, 03/10/2025	1,493,926

		5,523,275

	Water - 0.0%
625,000	American Water Capital Corp. 2.95%, 09/01/2027	590,532

	Total Corporate Bonds (cost $365,067,910)	$358,227,981

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
	Qatar - 0.4%
	Qatar Government International Bond
4,990,000	2.38%, 06/02/2021	$4,872,186
1,680,000	3.88%, 04/23/2023	1,699,035
645,000	5.10%, 04/23/2048	677,411

		7,248,632

	Saudi Arabia - 0.2%
	Saudi Government International Bond
935,000	2.38%, 10/26/2021	899,988
1,680,000	2.88%, 03/04/2023	1,614,893

The accompanying notes are an integral part of these financial statements.

66

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 0.6% - (continued)
	Saudi Arabia - 0.2% - (continued)
$760,000	4.00%, 04/17/2025	$753,292

		3,268,173

	Total Foreign Government Obligations (cost $10,581,350)	$10,516,805

MUNICIPAL BONDS - 1.1%
	General - 0.4%
	Chicago, IL, Transit Auth Rev
205,000	6.30%, 12/01/2021	$216,706
900,000	6.90%, 12/01/2040	1,149,741
365,000	City of Sacramento, CA 6.42%, 08/01/2023	412,851
1,345,000	Kansas, Development FA 4.93%, 04/15/2045	1,477,267
2,895,000	New York State Urban Development Corp. 2.10%, 03/15/2022	2,855,078
600,000	San Jose Redev. Agcy. Successor Agcy. 3.38%, 08/01/2034	564,762

		6,676,405

	General Obligation - 0.5%
	California State, GO Taxable
420,000	7.35%, 11/01/2039	579,806
540,000	7.55%, 04/01/2039	773,577
685,000	Chicago, IL, Metropolitan Water Reclamation, GO 5.72%, 12/01/2038	823,445
785,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	966,673
3,780,000	Illinois State, GO 5.10%, 06/01/2033	3,603,965
700,000	South Carolina Public Service Auth 6.45%, 01/01/2050	887,215
2,065,000	State of Connecticut, GO 2.99%, 01/15/2023	2,045,961

		9,680,642

	Power - 0.0%
485,000	New York, Utility Debt Securitization Auth 3.44%, 12/15/2025	486,140

	Transportation - 0.1%
875,000	Illinois State Toll Highway Auth 6.18%, 01/01/2034	1,098,090
570,000	New York and New Jersey PA, Taxable Rev 6.04%, 12/01/2029	692,077
645,000	North Texas Tollway Auth, Rev 6.72%, 01/01/2049	887,558

		2,677,725

	Utility - Electric - 0.1%
	Municipal Electric Auth Georgia
1,363,000	6.64%, 04/01/2057	1,441,018
410,000	6.66%, 04/01/2057	450,000

		1,891,018

	Total Municipal Bonds (cost $20,403,158)	$21,411,930

U.S. GOVERNMENT AGENCIES - 0.9%
	Mortgage-Backed Agencies - 0.9%
	FHLMC - 0.6%
11,011,331	3.50%, 08/01/2048	$11,008,415
29,600	4.00%, 03/01/2041	30,457
23,000	1 year CMT + 2.249%, 4.26%, 04/01/2029(4)	23,895

		11,062,767

	FNMA - 0.1%
926,655	1 mo. USD LIBOR + 0.400%, 2.70%, 10/25/2024(4)	925,428
55,436	4.50%, 11/01/2023	57,394
131,543	4.50%, 03/01/2038	137,749

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 0.9% - (continued)
	FNMA - 0.1% - (continued)
$73,243	4.50%, 11/01/2039	$76,692
46,090	4.50%, 04/01/2040	48,276
114,272	4.50%, 08/01/2040	119,693
41,533	4.50%, 02/01/2041	43,504
562,818	4.50%, 04/01/2041	589,517
349,277	4.50%, 06/01/2041	365,846
486,165	4.50%, 07/01/2041	509,005
178,892	4.50%, 09/01/2041	187,048
71,974	4.50%, 07/01/2044	74,578
38	5.00%, 02/01/2019	39
2,281	5.00%, 04/01/2019	2,321

		3,137,090

	GNMA - 0.2%
88,703	5.00%, 07/15/2037	93,999
11,612	6.00%, 06/15/2024	12,458
5,282	6.00%, 07/15/2026	5,667
5,473	6.00%, 01/15/2028	5,871
1,883	6.00%, 03/15/2028	2,020
47,246	6.00%, 04/15/2028	50,744
71,810	6.00%, 05/15/2028	77,041
19,071	6.00%, 06/15/2028	20,461
45,244	6.00%, 07/15/2028	48,540
17,147	6.00%, 08/15/2028	18,395
45,088	6.00%, 09/15/2028	48,373
99,083	6.00%, 10/15/2028	106,301
99,303	6.00%, 11/15/2028	106,537
104,562	6.00%, 12/15/2028	112,180
2,605	6.00%, 12/15/2031	2,854
24,536	6.00%, 09/15/2032	26,991
9,038	6.00%, 11/15/2032	9,944
1,970	6.00%, 04/15/2033	2,113
87,127	6.00%, 06/15/2033	94,420
33,837	6.00%, 10/15/2033	36,801
4,528	6.00%, 11/15/2033	4,924
61,267	6.00%, 10/15/2034	65,856
58,114	6.00%, 01/15/2035	62,348
7,301	6.00%, 05/15/2035	7,832
11,444	6.00%, 06/15/2035	12,279
531	6.50%, 03/15/2026	571
4,584	6.50%, 01/15/2028	4,937
45,222	6.50%, 03/15/2028	48,701
108,725	6.50%, 04/15/2028	117,089
31,052	6.50%, 05/15/2028	33,442
168,874	6.50%, 06/15/2028	181,864
6,685	6.50%, 10/15/2028	7,199
2,883	6.50%, 02/15/2035	3,222
17,177	7.00%, 11/15/2031	18,860
8,621	7.00%, 03/15/2032	9,486
1,149,606	7.00%, 11/15/2032	1,333,383
156,704	7.00%, 01/15/2033	178,564
166,537	7.00%, 05/15/2033	188,945
30,421	7.00%, 07/15/2033	34,218
198,573	7.00%, 11/15/2033	225,462
79,426	7.50%, 09/16/2035	88,429
164	8.00%, 09/15/2026	176
100	8.00%, 11/15/2026	104
8,987	8.00%, 12/15/2026	10,098
134	8.00%, 09/15/2027	137
5,977	8.00%, 07/15/2029	6,846
2,584	8.00%, 11/15/2029	2,588
13,149	8.00%, 12/15/2029	13,612
4,095	8.00%, 01/15/2030	4,181
5,743	8.00%, 02/15/2030	5,853
879	8.00%, 03/15/2030	888
22,126	8.00%, 04/15/2030	22,297

The accompanying notes are an integral part of these financial statements.

67

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 0.9% - (continued)
	GNMA - 0.2% - (continued)
$5,215	8.00%, 05/15/2030	$5,364
38,125	8.00%, 06/15/2030	40,023
2,209	8.00%, 07/15/2030	2,289
68,079	8.00%, 08/15/2030	69,481
15,600	8.00%, 09/15/2030	15,922
7,953	8.00%, 11/15/2030	8,046
127,977	8.00%, 12/15/2030	140,433
251	8.00%, 02/15/2031	260
3,171	9.00%, 06/15/2022	3,195

		3,861,114

		18,060,971

	Total U.S. Government Agencies (cost $17,686,323)	$18,060,971

U.S. GOVERNMENT SECURITIES - 8.4%
	U.S. Treasury Securities - 8.4%
	U.S. Treasury Bonds - 4.2%
19,450,000	2.50%, 02/15/2045(9)	$17,626,562
2,280,000	2.50%, 05/15/2046	2,056,186
1,905,000	2.75%, 08/15/2047	1,804,169
6,964,000	2.75%, 11/15/2047	6,589,413
10,450,800	2.88%, 05/15/2043	10,202,185
925,000	3.00%, 02/15/2048	920,050
1,265,000	3.00%, 08/15/2048	1,259,021
8,195,000	3.13%, 08/15/2044	8,365,622
2,260,000	3.13%, 05/15/2048	2,302,905
4,630,000	3.38%, 05/15/2044	4,931,312
21,300,000	4.38%, 02/15/2038	26,091,668

		82,149,093

	U.S. Treasury Notes - 4.2%
23,370,480	0.38%, 01/15/2027(10)	22,198,000
7,960,367	0.50%, 01/15/2028(10)	7,596,761
18,125,000	1.50%, 03/31/2023	17,398,584
405,000	2.13%, 12/31/2022	399,289
8,730,000	2.63%, 06/30/2023	8,775,355
20,550,000	2.75%, 09/30/2020	20,627,062
1,900,000	2.75%, 05/31/2023	1,920,707
870,000	2.88%, 10/31/2020	875,438
185,000	2.88%, 09/30/2023	188,006
525,000	2.88%, 05/15/2028	533,060

		80,512,262

		162,661,355

	Total U.S. Government Securities (cost $159,112,298)	$162,661,355

	Total Long-Term Investments (cost $1,721,290,698)	$1,912,128,368

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 0.6%
11,514,884	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(11)	$11,514,884

	Securities Lending Collateral - 0.2%
225,285	Citibank NA DDCA, 2.39%, 1/2/2019(11)	225,285
2,977,066	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(11)	2,977,066
213,539	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(11)	213,539

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.6% - (continued)
	Securities Lending Collateral - 0.2% - (continued)
155,714	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(11)	$155,714
866,805	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(11)	866,805
67,288	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(11)	67,288

		4,505,697

	U.S. Treasury Bills - 0.8%
9,400,000	2.35%, 02/19/2019(12)	9,369,933
7,000,000	2.36%, 02/19/2019(12)	6,977,486

		16,347,419

	Total Short-Term Investments (cost $32,368,000)	$32,368,000

Total Investments (cost $1,753,658,698)	99.8%	$1,944,496,368
Other Assets and Liabilities	0.2%	3,053,010

Total Net Assets	100.0%	$1,947,549,378

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $6,189,036, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $6,189,036 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	11,702,200	$5,090,681	$2,457,462
11/2013	Tory Burch LLC	67,006	5,251,707	3,731,574

			$10,342,388	$6,189,036

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

(4)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2018.

(5)

Variable or floating rate security, for which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	Current yield as of period end.

(12)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at December 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	60	03/29/2019	$12,738,750	$82,235
U.S. Treasury 5-Year Note Future	97	03/29/2019	11,124,688	181,231

Total				$263,466

Short position contracts:
U.S. Treasury 10-Year Ultra Future	21	03/20/2019	$2,731,641	$(85,351)

Total futures contracts				$178,115

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
CMT	Constant Maturity Treasury Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
FHLMC	Federal Home Loan Mortgage Corp.

Other Abbreviations: – (continued)
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Municipal Abbreviations:
Auth	Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$120,214,614	$120,214,614	$—	$—
Capital Goods	96,427,403	96,427,403	—	—
Consumer Durables & Apparel	10,517,573	10,517,573	—	—
Consumer Services	14,633,989	14,633,989	—	—
Diversified Financials	9,718,072	9,718,072	—	—
Energy	77,838,780	77,838,780	—	—
Food & Staples Retailing	16,350,286	16,350,286	—	—
Food, Beverage & Tobacco	43,474,184	43,474,184	—	—
Health Care Equipment & Services	106,533,808	93,448,555	13,085,253	—
Household & Personal Products	14,508,784	14,508,784	—	—
Insurance	46,853,044	46,853,044	—	—
Materials	47,855,752	47,855,752	—	—
Media & Entertainment	104,178,918	104,178,918	—	—
Pharmaceuticals, Biotechnology & Life Sciences	138,909,441	96,408,939	42,500,502	—
Real Estate	19,337,226	19,337,226	—	—
Retailing	79,312,392	73,123,356	—	6,189,036
Semiconductors & Semiconductor Equipment	104,634,095	104,634,095	—	—
Software & Services	61,089,276	61,089,276	—	—
Technology Hardware & Equipment	73,101,821	54,716,032	18,385,789	—
Telecommunication Services	30,832,172	30,832,172	—	—
Transportation	21,121,544	21,121,544	—	—
Utilities	31,094,278	31,094,278	—	—
Asset & Commercial Mortgage Backed Securities	72,711,874	—	72,711,874	—
Corporate Bonds	358,227,981	—	358,227,981	—
Foreign Government Obligations	10,516,805	—	10,516,805	—
Municipal Bonds	21,411,930	—	21,411,930	—
U.S. Government Agencies	18,060,971	—	18,060,971	—
U.S. Government Securities	162,661,355	—	162,661,355	—
Short-Term Investments	32,368,000	16,020,581	16,347,419	—
Futures Contracts(2)	263,466	263,466	—	—

Total	$1,944,759,834	$1,204,660,919	$733,909,879	$6,189,036

Liabilities
Futures Contracts(2)	$(85,351)	$(85,351)	$—	$—

Total	$(85,351)	$(85,351)	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

70

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2%
	Automobiles & Components - 0.9%
85,395	Ferrari N.V.	$8,497,146
392,459	General Motors Co.	13,127,753
17,857	Tesla, Inc.*	5,942,810
263,112	Valeo S.A.	7,673,815

		35,241,524

	Banks - 3.3%
516,126	Bank OZK	11,783,157
517,691	Citigroup, Inc.	26,950,993
97,304	First Republic Bank	8,455,718
94,967	HDFC Bank Ltd. ADR	9,837,631
17,247	HDFC Bank Ltd.	524,142
587,789	KeyCorp.	8,687,521
517,853	People’s United Financial, Inc.	7,472,619
434,427	PNC Financial Services Group, Inc.	50,788,860
284,011	Sumitomo Mitsui Financial Group, Inc.	9,362,440

		133,863,081

	Capital Goods - 5.2%
110,578	3M Co.	21,069,532
220,107	AerCap Holdings N.V.*	8,716,237
81,197	Airbus SE	7,741,301
274,700	Fortune Brands Home & Security, Inc.	10,435,853
206,325	General Dynamics Corp.	32,436,353
60,113	Harris Corp.	8,094,216
350,600	Harry’s, Inc.(1)(2)(3)	4,641,944
35,081	IDEX Corp.	4,429,327
158,587	Ingersoll-Rand plc	14,467,892
341,900	Johnson Controls International plc	10,137,335
64,102	L3 Technologies, Inc.	11,131,953
103,978	Lockheed Martin Corp.	27,225,600
47,600	Middleby Corp.*	4,889,948
23,936	Roper Technologies, Inc.	6,379,423
103,705	Safran S.A.	12,437,850
1,031,730	Sanwa Holdings Corp.	11,714,166
175,467	Xylem, Inc.	11,707,158

		207,656,088

	Commercial & Professional Services - 3.2%
81,087	CoStar Group, Inc.*	27,353,888
71,209	Equifax, Inc.	6,631,694
360,459	Herman Miller, Inc.	10,903,885
230,363	IHS Markit Ltd.*	11,050,513
106,668	Intertek Group plc	6,528,382
290,229	Republic Services, Inc.	20,922,609
963,441	Steelcase, Inc. Class A	14,287,830
257,897	TransUnion	14,648,549
5,700	Upwork, Inc.*(4)	103,227
197,015	Waste Connections, Inc.	14,628,364

		127,058,941

	Consumer Durables & Apparel - 2.3%
559,868	Newell Brands, Inc.	10,407,946
620,758	NIKE, Inc. Class B	46,022,998
61,932	Polaris Industries, Inc.	4,748,946
506,259	Skechers USA, Inc. Class A*	11,588,269
143,727	Sony Corp.	6,929,024
216,647	Tapestry, Inc.	7,311,836
69,234	Under Armour, Inc. Class A*	1,223,365
205,654	Under Armour, Inc. Class C*(4)	3,325,425

		91,557,809

	Consumer Services - 2.9%
42,274	Domino’s Pizza, Inc.	10,483,529
514,432	DraftKings, Inc.*(1)(2)(3)	1,311,575
62,426	Grand Canyon Education, Inc.*	6,001,636
140,368	Hilton Grand Vacations, Inc.*	3,704,311

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Consumer Services - 2.9% - (continued)
78,688	Marriott Vacations Worldwide Corp.	$5,548,291
272,791	McDonald’s Corp.	48,439,498
324,881	Melco Resorts & Entertainment Ltd. ADR	5,724,403
123,860	New Oriental Education & Technology Group, Inc. ADR*	6,788,767
128,410	Norwegian Cruise Line Holdings Ltd.*	5,443,300
131,921	Planet Fitness, Inc. Class A*	7,073,604
84,354	Royal Caribbean Cruises Ltd.	8,248,978
44,131	Vail Resorts, Inc.	9,303,697

		118,071,589

	Diversified Financials - 3.1%
496,581	American Express Co.	47,334,101
191,885	Intercontinental Exchange, Inc.	14,454,697
1,502,670	SLM Corp.*	12,487,188
719,540	TD Ameritrade Holding Corp.	35,228,678
334,443	UBS Group AG*	4,171,588
228,000	Voya Financial, Inc.	9,151,920

		122,828,172

	Energy - 3.9%
125,303	Anadarko Petroleum Corp.	5,493,284
733,717	Canadian Natural Resources Ltd.	17,704,591
199,300	Chevron Corp.	21,681,847
202,315	Cimarex Energy Co.	12,472,720
101,865	Concho Resources, Inc.*	10,470,703
143,481	Diamondback Energy, Inc.	13,300,689
490,900	Enbridge, Inc.	15,257,172
694,090	Encana Corp.	4,006,321
146,329	EOG Resources, Inc.	12,761,352
382,406	Halliburton Co.	10,164,352
942,062	Laredo Petroleum, Inc.*	3,410,264
534,763	Marathon Oil Corp.	7,668,501
364,540	Tenaris S.A. ADR	7,771,993
241,801	TOTAL S.A.	12,753,820

		154,917,609

	Food & Staples Retailing - 1.6%
97,920	Costco Wholesale Corp.	19,947,283
298,535	Kroger Co.	8,209,713
313,701	Walgreens Boots Alliance, Inc.	21,435,189
179,729	Walmart, Inc.	16,741,756

		66,333,941

	Food, Beverage & Tobacco - 6.0%
352,529	Altria Group, Inc.	17,411,407
212,871	Archer-Daniels-Midland Co.	8,721,325
336,841	British American Tobacco plc	10,717,948
981,842	Coca-Cola Co.	46,490,219
1,168,756	Diageo plc	41,764,790
83,626	Hershey Co.	8,963,035
158,486	Lamb Weston Holdings, Inc.	11,658,230
566,029	Monster Beverage Corp.*	27,859,947
393,049	PepsiCo., Inc.	43,424,054
233,001	Philip Morris International, Inc.	15,555,147
706,938	Treasury Wine Estates Ltd.	7,371,798

		239,937,900

	Health Care Equipment & Services - 8.2%
66,938	Align Technology, Inc.*	14,018,825
227,470	Baxter International, Inc.	14,972,075
96,221	Becton Dickinson and Co.	21,680,516
329,300	CVS Health Corp.	21,575,736
381,210	Danaher Corp.	39,310,375
73,422	DexCom, Inc.*	8,795,956
64,109	Edwards Lifesciences Corp.*	9,819,575
109,541	Haemonetics Corp.*	10,959,577

The accompanying notes are an integral part of these financial statements.

71

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Health Care Equipment & Services - 8.2% - (continued)
91,639	Insulet Corp.*	$7,268,805
434,278	Koninklijke Philips N.V. ADR	15,247,501
235,879	Koninklijke Philips N.V.	8,269,797
126,802	McKesson Corp.	14,007,817
618,134	Medtronic plc	56,225,469
47,915	Penumbra, Inc.*	5,855,213
126,821	Stryker Corp.	19,879,192
62,883	Teleflex, Inc.	16,253,998
127,477	UnitedHealth Group, Inc.	31,757,070
50,607	WellCare Health Plans, Inc.*	11,947,807

		327,845,304

	Household & Personal Products - 1.0%
593,818	Colgate-Palmolive Co.	35,344,047
736,971	Coty, Inc. Class A	4,834,530

		40,178,577

	Insurance - 5.5%
379,750	Aflac, Inc.	17,301,410
457,250	American International Group, Inc.	18,020,223
317,873	Chubb Ltd.	41,062,834
585,800	CNO Financial Group, Inc.	8,716,704
228,649	Fidelity National Financial, Inc.	7,188,725
905,877	Lancashire Holdings Ltd.	6,990,628
144,030	Lincoln National Corp.	7,390,179
340,187	Marsh & McLennan Cos., Inc.	27,129,913
840,763	MetLife, Inc.	34,521,729
959,111	Ping An Insurance Group Co. of China Ltd. Class H(4)	8,461,291
90,996	RenaissanceRe Holdings Ltd.	12,166,165
226,313	Tokio Marine Holdings, Inc.	10,751,837
744,401	Unum Group	21,870,501

		221,572,139

	Materials - 3.6%
286,900	Alcoa Corp.*	7,625,802
252,204	Anglo American plc	5,639,448
177,091	Cabot Corp.	7,604,288
222,299	Celanese Corp.	20,000,241
391,429	CRH plc	10,361,859
129,043	Eastman Chemical Co.	9,434,334
90,470	FMC Corp.	6,691,161
170,211	Linde plc	26,559,724
153,333	Nucor Corp.	7,944,183
146,062	Nutrien Ltd.	6,860,164
112,806	Packaging Corp. of America	9,414,789
282,270	Reliance Steel & Aluminum Co.	20,089,156
54,374	Vulcan Materials Co.	5,372,151

		143,597,300

	Media & Entertainment - 4.0%
7,833	Alphabet, Inc. Class C*	8,111,933
10,949	Alphabet, Inc. Class A*	11,441,267
28,778	Charter Communications, Inc. Class A*	8,200,867
874,400	Comcast Corp. Class A	29,773,320
80,678	Netflix, Inc.*	21,594,274
203,714	Spotify Technology S.A.*	23,121,539
55,634	Take-Two Interactive Software, Inc.*	5,726,964
229,703	Tencent Holdings Ltd.	9,206,570
58,846	TripAdvisor, Inc.*	3,174,153
126,498	Walt Disney Co.	13,870,506
521,558	Yandex N.V. Class A*	14,264,611
187,664	Zillow Group, Inc. Class C*	5,926,429
156,621	Zillow Group, Inc. Class A*	4,922,598

		159,335,031

	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
246,737	Agilent Technologies, Inc.	16,644,878
301,967	Alkermes plc*	8,911,046

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.5% - (continued)
83,393	Allergan plc	$11,146,308
194,023	Alnylam Pharmaceuticals, Inc.*	14,146,217
312,879	Bausch Health Cos., Inc.*	5,778,875
66,103	BeiGene Ltd. ADR*	9,271,607
39,445	Biogen, Inc.*	11,869,789
11,579	Bluebird Bio, Inc.*(4)	1,148,637
1,005,069	Bristol-Myers Squibb Co.	52,243,487
12,700	Elanco Animal Health, Inc.*	400,431
270,998	Exact Sciences Corp.*	17,099,974
125,641	Five Prime Therapeutics, Inc.*	1,168,461
7,400	Galapagos N.V. ADR*	678,876
52,057	Galapagos N.V.*	4,771,598
83,795	Gilead Sciences, Inc.	5,241,377
136,206	Incyte Corp.*	8,661,340
370,797	Ionis Pharmaceuticals, Inc.*	20,045,286
324,186	Johnson & Johnson	41,836,203
330,000	Merck & Co., Inc.	25,215,300
26,400	Mettler-Toledo International, Inc.*	14,931,312
518,307	Mylan N.V.*	14,201,612
629,144	Pfizer, Inc.	27,462,136
31,412	Sage Therapeutics, Inc.*	3,008,956
157,329	Seattle Genetics, Inc.*	8,914,261
209,655	Teva Pharmaceutical Industries Ltd. ADR	3,232,880
50,955	Thermo Fisher Scientific, Inc.	11,403,219

		339,434,066

	Real Estate - 5.6%
350,200	Acadia Realty Trust REIT	8,320,752
347,337	American Tower Corp. REIT	54,945,240
90,809	AvalonBay Communities, Inc. REIT	15,805,306
668,664	Brixmor Property Group, Inc. REIT	9,822,674
517,800	Columbia Property Trust, Inc. REIT	10,019,430
61,049	Crown Castle International Corp. REIT	6,631,753
74,608	Equinix, Inc. REIT	26,303,796
1,062,847	Host Hotels & Resorts, Inc. REIT	17,717,660
417,600	Mitsui Fudosan Co., Ltd. REIT	9,275,690
186,529	Public Storage REIT	37,755,335
73,034	Simon Property Group, Inc. REIT	12,268,982
202,147	Welltower, Inc. REIT	14,031,023

		222,897,641

	Retailing - 6.6%
165,334	Alibaba Group Holding Ltd. ADR*	22,662,331
8,451,700	Allstar Co.*(1)(2)(3)	1,774,857
30,429	Amazon.com, Inc.*	45,703,445
11,694	Booking Holdings, Inc.*	20,141,980
194,448	CarMax, Inc.*	12,197,723
295,706	Delivery Hero SE*(5)	11,039,881
208,362	Expedia Group, Inc.	23,471,979
198,686	Floor & Decor Holdings, Inc. Class A*	5,145,967
108,998	Genuine Parts Co.	10,465,988
136,486	Home Depot, Inc.	23,451,025
162,546	Industria de Diseno Textil S.A.	4,148,932
1,742,340	Just Eat plc*	13,029,708
85,700	Lowe’s Cos., Inc.	7,915,252
209,054	Ross Stores, Inc.	17,393,293
706,674	TJX Cos., Inc.	31,616,595
115,140	Tory Burch LLC*(1)(2)(3)	6,412,129
95,539	Wayfair, Inc. Class A*(4)	8,606,153

		265,177,238

	Semiconductors & Semiconductor Equipment - 2.1%
363,491	Advanced Micro Devices, Inc.*	6,710,044
101,077	Broadcom, Inc.	25,701,859
153,172	KLA-Tencor Corp.	13,707,362
512,147	Marvell Technology Group Ltd.	8,291,660

The accompanying notes are an integral part of these financial statements.

72

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.2% - (continued)
	Semiconductors & Semiconductor Equipment - 2.1% - (continued)
222,524	QUALCOMM, Inc.	$12,663,841
1,532,190	Taiwan Semiconductor Manufacturing Co., Ltd.	11,125,583
82,853	Teradyne, Inc.	2,599,927
39,388	Universal Display Corp.(4)	3,685,535

		84,485,811

	Software & Services - 10.1%
259,114	2U, Inc.*	12,883,148
199,499	Accenture plc Class A	28,131,354
86,602	Adobe, Inc.*	19,592,836
222,822	Amdocs Ltd.	13,052,913
45,298	Autodesk, Inc.*	5,825,776
81,410	FleetCor Technologies, Inc.*	15,119,465
1,184,494	Genpact Ltd.	31,969,493
230,445	Global Payments, Inc.	23,765,793
89,430	GoDaddy, Inc. Class A*	5,868,397
247,692	Guidewire Software, Inc.*	19,872,329
420,550	Microsoft Corp.	42,715,263
277,259	PayPal Holdings, Inc.*	23,314,709
222,657	salesforce.com, Inc.*	30,497,329
185,553	ServiceNow, Inc.*	33,037,712
46,969	Shopify, Inc. Class A*	6,502,858
55,509	Splunk, Inc.*	5,820,119
122,256	VeriSign, Inc.*	18,129,342
209,556	Visa, Inc. Class A	27,648,819
56,665	WEX, Inc.*	7,936,500
183,284	Workday, Inc. Class A*	29,266,789
110,121	Zuora, Inc. Class A*	1,997,595

		402,948,539

	Technology Hardware & Equipment - 1.9%
191,975	CDW Corp.	15,559,574
69,000	Coherent, Inc.*	7,293,990
476,316	Flex Ltd.*	3,624,765
144,765	Logitech International S.A.	4,570,850
236,486	Samsung Electronics Co., Ltd.	8,232,477
221,175	TE Connectivity Ltd.	16,727,465
363,580	Western Digital Corp.	13,441,552
43,007	Zebra Technologies Corp. Class A*	6,848,005

		76,298,678

	Telecommunication Services - 2.0%
677,416	AT&T, Inc.	19,333,453
174,049	T-Mobile US, Inc.*	11,071,257
908,632	Verizon Communications, Inc.	51,083,291

		81,488,001

	Transportation - 3.5%
588,576	Canadian National Railway Co.	43,591,356
99,919	CSX Corp.	6,207,967
198,581	Delta Air Lines, Inc.	9,909,192
174,430	Expeditors International of Washington, Inc.	11,876,939
363,972	Southwest Airlines Co.	16,917,419
242,978	Union Pacific Corp.	33,586,849
169,063	United Parcel Service, Inc. Class B	16,488,714

		138,578,436

	Utilities - 2.2%
144,536	Dominion Energy, Inc.	10,328,543
130,818	Edison International	7,426,538
1,338,121	Iberdrola S.A.	10,744,949
462,977	NRG Energy, Inc.	18,333,889
303,741	OGE Energy Corp.	11,903,610
101,142	Sempra Energy	10,942,553
401,719	Southern Co.	17,643,498

		87,323,580

	Total Common Stocks (cost $4,083,621,319)	$3,888,626,995

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.1%
	Consumer Services - 0.0%
16,619	Airbnb, Inc. Series E*(1)(2)(3)	$1,821,110

	Diversified Financials - 0.0%
85,350	Social Finance, Inc. Series F*(1)(2)(3)	1,387,791

	Software & Services - 1.1%
29,504	Magic Leap, Inc. Series C*(1)(2)(3)	796,608
50,200	Nanigans, Inc. Series D*(1)(2)(3)	207,326
793,410	Pinterest, Inc. Series G*(1)(2)(3)	3,863,907
20,891	Sharecare Series B2*(1)(2)(3)	4,668,303
749,645	Uber Technologies, Inc. Series D*(1)(2)(3)	32,572,075

		42,108,219

	Total Preferred Stocks (cost $26,666,595)	$45,317,120

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C*(1)(2)(3)	$1,259,169

	Total Convertible Preferred Stocks (cost $1,097,607)	$1,259,169

ESCROWS - 0.0%(6)
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.*(1)(2)(3)	$23,025

	Telecommunication Services - 0.0%
22,145	Docusign, Inc. Earnout*(1)(2)(3)	49,826

	Total Escrows (cost $—)	$72,851

	Total Long-Term Investments (cost $4,111,385,521)	$3,935,276,135

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.6%
65,454,986	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.40%(7)	$65,454,986

	Securities Lending Collateral - 0.2%
352,256	Citibank NA DDCA, 2.39%, 1/2/2019(7)	352,256
4,654,948	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(7)	4,654,948
333,890	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(7)	333,890
243,475	Invesco Governmesnt & Agency Portfolio, Institutional Class, 2.30%(7)	243,475
1,355,338	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(7)	1,355,338
105,211	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(7)	105,211

		7,045,118

	Total Short-Term Investments (cost $72,500,104)	$72,500,104

Total Investments (cost $4,183,885,625)	100.1%	$4,007,776,239
Other Assets and Liabilities	(0.1)%	(4,576,256)

Total Net Assets	100%	$4,003,199,983

The accompanying notes are an integral part of these financial statements.

73

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

* Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $60,789,645, which represented 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $60,789,645 or 1.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
06/2015	Airbnb, Inc. Series E	16,619	$1,547,136	$1,821,110
08/2011	Allstar Co.	8,451,700	3,676,649	1,774,857
05/2018	Docusign, Inc. Earnout	22,145	—	49,826
07/2015	DraftKings, Inc.	514,432	1,938,196	1,311,575
06/2015	Harry’s, Inc.	350,600	4,713,607	4,641,944
08/2014	Honest Co. Series C	40,566	1,097,607	1,259,169
12/2015	Magic Leap, Inc. Series C	29,504	679,566	796,608
03/2015	Nanigans, Inc. Series D	50,200	548,109	207,326
01/2014	One Kings Lane, Inc.	127,917	—	23,025
03/2015	Pinterest, Inc. Series G	793,410	5,695,963	3,863,907
03/2015	Sharecare Series B2	20,891	5,220,034	4,668,303
09/2015	Social Finance, Inc. Series F	85,350	1,346,507	1,387,791
11/2013	Tory Burch LLC	115,140	9,024,247	6,412,129
06/2014	Uber Technologies, Inc. Series D	749,645	11,629,280	32,572,075

			$47,116,901	$60,789,645

(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of this security was $11,039,881, representing 0.3% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	351	03/15/2019	$43,966,260	$(2,656,926)

Total futures contracts				$(2,656,926)

Foreign Currency Contracts Outstanding at December 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,621,630	USD	5,793,000	EUR	BOA	03/20/19	$—	$(60,930)
9,229,120	USD	1,035,944,000	JPY	BCLY	03/20/19	—	(284,652)

Total						$—	$(345,582)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

74

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$35,241,524	$19,070,563	$16,170,961	$—
Banks	133,863,081	123,976,499	9,886,582	—
Capital Goods	207,656,088	171,120,827	31,893,317	4,641,944
Commercial & Professional Services	127,058,941	120,530,559	6,528,382	—
Consumer Durables & Apparel	91,557,809	84,628,785	6,929,024	—
Consumer Services	118,071,589	116,760,014	—	1,311,575
Diversified Financials	122,828,172	118,656,584	4,171,588	—
Energy	154,917,609	142,163,789	12,753,820	—
Food & Staples Retailing	66,333,941	66,333,941	—	—
Food, Beverage & Tobacco	239,937,900	180,083,364	59,854,536	—
Health Care Equipment & Services	327,845,304	319,575,507	8,269,797	—
Household & Personal Products	40,178,577	40,178,577	—	—
Insurance	221,572,139	195,368,383	26,203,756	—
Materials	143,597,300	127,595,993	16,001,307	—
Media & Entertainment	159,335,031	150,128,461	9,206,570	—
Pharmaceuticals, Biotechnology & Life Sciences	339,434,066	334,662,468	4,771,598	—
Real Estate	222,897,641	213,621,951	9,275,690	—
Retailing	265,177,238	228,771,731	28,218,521	8,186,986
Semiconductors & Semiconductor Equipment	84,485,811	73,360,228	11,125,583	—
Software & Services	402,948,539	402,948,539	—	—
Technology Hardware & Equipment	76,298,678	63,705,177	12,593,501	—
Telecommunication Services	81,488,001	81,488,001	—	—
Transportation	138,578,436	138,578,436	—	—
Utilities	87,323,580	76,578,631	10,744,949	—
Preferred Stocks	45,317,120	—	—	45,317,120
Convertible Preferred Stocks	1,259,169	—	—	1,259,169
Escrows	72,851	—	—	72,851
Short-Term Investments	72,500,104	72,500,104	—	—

Total	$4,007,776,239	$3,662,387,112	$284,599,482	$60,789,645

Liabilities
Foreign Currency Contracts(2)	$(345,582)	$—	$(345,582)	$—
Futures Contracts(2)	(2,656,926)	(2,656,926)	—	—

Total	$(3,002,508)	$(2,656,926)	$(345,582)	$—

(1)	For the year ended December 31, 2018, investments valued at $2,347,051 were transferred out of Level 3 due to the expiration of trading restrictions. There were no transfers into level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

75

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2018

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2018:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$14,720,609	$46,021,366	$1,238,075	$—	$61,980,050
Conversions*	(31,979)	—	—	31,979	—
Purchases	—	—	—	—	—
Sales	(193,230)	(2,385,595)	—	—	(2,578,825)
Total realized gain/(loss)	(28,067,350)	1,369,258	—	—	(26,698,092)
Net change in unrealized appreciation/depreciation	28,943,823	1,427,774	21,094	40,872	30,433,563
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,231,368)	(1,115,683)	—	—	(2,347,051)

Ending balance	$14,140,505	$45,317,120	$1,259,169	$72,851	$60,789,645

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2018 was $3,262,089.

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

76

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Banks - 8.1%
587,456	Bank of America Corp.	$14,474,916
192,942	Fifth Third Bancorp	4,539,925
159,836	JP Morgan Chase & Co.	15,603,191
99,586	PNC Financial Services Group, Inc.	11,642,599

		46,260,631

	Capital Goods - 6.9%
90,923	AMETEK, Inc.	6,155,487
36,659	Boeing Co.	11,822,528
123,774	Fortune Brands Home & Security, Inc.	4,702,174
31,278	General Dynamics Corp.	4,917,214
49,571	Illinois Tool Works, Inc.	6,280,150
36,955	Snap-on, Inc.	5,369,192

		39,246,745

	Commercial & Professional Services - 2.5%
34,380	Equifax, Inc.	3,201,809
92,944	IHS Markit Ltd.*	4,458,524
92,140	Republic Services, Inc.	6,642,373

		14,302,706

	Consumer Durables & Apparel - 3.1%
138,767	NIKE, Inc. Class B	10,288,185
99,810	VF Corp.	7,120,446

		17,408,631

	Consumer Services - 3.6%
178,860	Aramark	5,181,574
69,453	Hilton Worldwide Holdings, Inc.	4,986,725
57,031	McDonald’s Corp.	10,126,995

		20,295,294

	Diversified Financials - 2.1%
63,570	American Express Co.	6,059,492
79,762	Capital One Financial Corp.	6,029,210

		12,088,702

	Energy - 2.1%
107,321	Continental Resources, Inc.*	4,313,231
87,277	EOG Resources, Inc.	7,611,427

		11,924,658

	Food & Staples Retailing - 3.5%
44,709	Costco Wholesale Corp.	9,107,670
119,663	Walmart, Inc.	11,146,609

		20,254,279

	Food, Beverage & Tobacco - 1.3%
15,338	Constellation Brands, Inc. Class A	2,466,657
99,256	Monster Beverage Corp.*	4,885,381

		7,352,038

	Health Care Equipment & Services - 12.2%
119,400	Abbott Laboratories	8,636,202
37,126	Anthem, Inc.	9,750,401
150,547	Baxter International, Inc.	9,909,004
57,250	Danaher Corp.	5,903,620
131,314	Hologic, Inc.*	5,397,005
45,093	Laboratory Corp. of America Holdings*	5,697,951
106,075	Medtronic plc	9,648,582
59,547	UnitedHealth Group, Inc.	14,834,349

		69,777,114

	Household & Personal Products - 4.4%
142,188	Colgate-Palmolive Co.	8,463,030
31,024	Estee Lauder Cos., Inc. Class A	4,036,222
135,531	Procter & Gamble Co.	12,458,010

		24,957,262

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Insurance - 3.8%
88,839	Allstate Corp.	$7,340,767
93,966	Athene Holding Ltd. Class A*	3,742,666
81,392	Chubb Ltd.	10,514,218

		21,597,651

	Materials - 2.3%
92,510	DowDuPont, Inc.	4,947,435
54,900	Ecolab, Inc.	8,089,515

		13,036,950

	Media & Entertainment - 4.4%
3,854	Alphabet, Inc. Class C*	3,991,241
15,322	Alphabet, Inc. Class A*	16,010,877
40,013	Facebook, Inc. Class A*	5,245,304

		25,247,422

	Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
34,664	Allergan plc	4,633,190
110,153	Bristol-Myers Squibb Co.	5,725,753
101,484	Eli Lilly & Co.	11,743,728
133,531	Merck & Co., Inc.	10,203,104
37,452	Thermo Fisher Scientific, Inc.	8,381,383

		40,687,158

	Real Estate - 1.1%
40,478	American Tower Corp. REIT	6,403,215

	Retailing - 3.8%
3,745	Amazon.com, Inc.*	5,624,878
4,284	Booking Holdings, Inc.*	7,378,847
197,272	TJX Cos., Inc.	8,825,949

		21,829,674

	Semiconductors & Semiconductor Equipment - 1.8%
115,472	Micron Technology, Inc.*	3,663,927
183,303	ON Semiconductor Corp.*	3,026,332
119,183	Teradyne, Inc.	3,739,963

		10,430,222

	Software & Services - 11.4%
126,204	GoDaddy, Inc. Class A*	8,281,506
114,825	Leidos Holdings, Inc.	6,053,574
57,890	Mastercard, Inc. Class A	10,920,949
161,571	Microsoft Corp.	16,410,766
53,994	salesforce.com, Inc.*	7,395,558
111,760	SS&C Technologies Holdings, Inc.	5,041,494
63,662	Total System Services, Inc.	5,175,084
36,837	Workday, Inc. Class A*	5,882,132

		65,161,063

	Technology Hardware & Equipment - 4.8%
68,440	Apple, Inc.	10,795,726
54,882	CDW Corp.	4,448,186
62,836	Motorola Solutions, Inc.	7,228,653
79,967	NetApp, Inc.	4,771,631

		27,244,196

	Telecommunication Services - 2.2%
219,524	Verizon Communications, Inc.	12,341,639

	Transportation - 1.0%
36,936	Norfolk Southern Corp.	5,523,409

	Utilities - 5.2%
135,707	American Electric Power Co., Inc.	10,142,741
68,561	NextEra Energy, Inc.	11,917,273

The accompanying notes are an integral part of these financial statements.

77

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Utilities - 5.2% - (continued)
88,913	Pinnacle West Capital Corp.	$7,575,388

		29,635,402

	Total Common Stocks (cost $460,398,770)	$563,006,061

	Total Long-Term Investments (cost $460,398,770)	$563,006,061

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
6,643,831	BlackRock Liquidity Funds Fed Fund Portfolio, Institutional Class, 2.40%(1)	$6,643,831

	Total Short-Term Investments (cost $6,643,831)	$6,643,831

Total Investments (cost $467,042,601)	99.9%	$569,649,892
Other Assets and Liabilities	0.1%	530,354

Total Net Assets	100.0%	$570,180,246

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$46,260,631	$46,260,631	$—	$—
Capital Goods	39,246,745	39,246,745	—	—
Commercial & Professional Services	14,302,706	14,302,706	—	—
Consumer Durables & Apparel	17,408,631	17,408,631	—	—
Consumer Services	20,295,294	20,295,294	—	—
Diversified Financials	12,088,702	12,088,702	—	—
Energy	11,924,658	11,924,658	—	—
Food & Staples Retailing	20,254,279	20,254,279	—	—
Food, Beverage & Tobacco	7,352,038	7,352,038	—	—
Health Care Equipment & Services	69,777,114	69,777,114	—	—
Household & Personal Products	24,957,262	24,957,262	—	—
Insurance	21,597,651	21,597,651	—	—
Materials	13,036,950	13,036,950	—	—
Media & Entertainment	25,247,422	25,247,422	—	—
Pharmaceuticals, Biotechnology & Life Sciences	40,687,158	40,687,158	—	—
Real Estate	6,403,215	6,403,215	—	—
Retailing	21,829,674	21,829,674	—	—
Semiconductors & Semiconductor Equipment	10,430,222	10,430,222	—	—
Software & Services	65,161,063	65,161,063	—	—
Technology Hardware & Equipment	27,244,196	27,244,196	—	—
Telecommunication Services	12,341,639	12,341,639	—	—
Transportation	5,523,409	5,523,409	—	—
Utilities	29,635,402	29,635,402	—	—
Short-Term Investments	6,643,831	6,643,831	—	—

Total	$569,649,892	$569,649,892	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

78

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Automobiles & Components - 0.3%
116,615	Autoliv, Inc.	$8,189,871

	Banks - 10.0%
3,961,713	Bank of America Corp.	97,616,608
394,537	Bank of Nova Scotia	19,675,560
550,993	Citigroup, Inc.	28,684,696
1,027,271	JP Morgan Chase & Co.	100,282,195
429,375	PNC Financial Services Group, Inc.	50,198,231

		296,457,290

	Capital Goods - 5.6%
239,848	Deere & Co.	35,778,126
240,606	Eaton Corp. plc	16,520,008
209,553	General Dynamics Corp.	32,943,827
874,398	Johnson Controls International plc	25,925,901
77,450	Lockheed Martin Corp.	20,279,508
313,689	United Technologies Corp.	33,401,605

		164,848,975

	Consumer Services - 1.0%
404,117	Hilton Worldwide Holdings, Inc.	29,015,601

	Diversified Financials - 3.1%
69,804	BlackRock, Inc.	27,420,407
472,969	Intercontinental Exchange, Inc.	35,628,755
351,407	Northern Trust Corp.	29,374,111

		92,423,273

	Energy - 8.6%
337,319	BP plc ADR	12,791,136
705,822	Chevron Corp.	76,786,375
427,509	ConocoPhillips	26,655,186
1,468,196	Encana Corp.	8,486,173
662,193	Exxon Mobil Corp.	45,154,941
815,123	Halliburton Co.	21,665,969
771,701	Hess Corp.	31,253,891
1,156,712	Suncor Energy, Inc.	32,353,235

		255,146,906

	Food & Staples Retailing - 1.7%
418,362	Sysco Corp.	26,214,563
249,970	Walmart, Inc.	23,284,705

		49,499,268

	Food, Beverage & Tobacco - 3.0%
599,322	Coca-Cola Co.	28,377,897
382,759	PepsiCo., Inc.	42,287,214
258,527	Philip Morris International, Inc.	17,259,262

		87,924,373

	Health Care Equipment & Services - 5.6%
323,523	Abbott Laboratories	23,400,419
500,977	CVS Health Corp.	32,824,013
552,546	Medtronic plc	50,259,584
169,437	UnitedHealth Group, Inc.	42,210,145
137,716	Universal Health Services, Inc. Class B	16,052,177

		164,746,338

	Household & Personal Products - 0.7%
384,346	Unilever N.V. ADR	20,677,815

	Insurance - 7.3%
648,704	American International Group, Inc.	25,565,425
48,361	Brighthouse Financial, Inc.*	1,474,043
502,720	Chubb Ltd.	64,941,370
309,651	Marsh & McLennan Cos., Inc.	24,694,667
379,336	MetLife, Inc.	15,575,536
608,746	Principal Financial Group, Inc.	26,888,311
688,666	Prudential Financial, Inc.	56,160,712

		215,300,064

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Materials - 4.3%
212,983	Ball Corp.	$9,792,958
636,641	DowDuPont, Inc.	34,047,561
285,082	FMC Corp.	21,084,665
767,091	International Paper Co.	30,959,793
312,363	PPG Industries, Inc.	31,932,869

		127,817,846

	Media & Entertainment - 5.0%
77,079	Alphabet, Inc. Class A*	80,544,472
2,010,902	Comcast Corp. Class A	68,471,213

		149,015,685

	Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
358,334	Agilent Technologies, Inc.	24,173,211
1,384,533	AstraZeneca plc ADR	52,584,563
1,159,164	Bristol-Myers Squibb Co.	60,253,345
301,565	Eli Lilly & Co.	34,897,102
651,624	Merck & Co., Inc.	49,790,590
396,133	Novartis AG ADR	33,992,173
1,366,438	Pfizer, Inc.	59,645,019

		315,336,003

	Real Estate - 2.6%
210,026	American Tower Corp. REIT	33,224,013
35,985	Essex Property Trust, Inc. REIT	8,823,882
213,198	Simon Property Group, Inc. REIT	35,815,132

		77,863,027

	Retailing - 3.5%
60,755	Alibaba Group Holding Ltd. ADR*	8,327,688
171,110	Expedia Group, Inc.	19,275,542
161,412	Home Depot, Inc.	27,733,810
271,075	Lowe’s Cos., Inc.	25,036,487
556,102	TJX Cos., Inc.	24,880,003

		105,253,530

	Semiconductors & Semiconductor Equipment - 2.8%
1,003,676	Intel Corp.	47,102,515
223,241	KLA-Tencor Corp.	19,977,837
106,662	QUALCOMM, Inc.	6,070,134
93,847	Texas Instruments, Inc.	8,868,542

		82,019,028

	Software & Services - 6.0%
126,956	Accenture plc Class A	17,902,066
375,190	DXC Technology Co.	19,948,852
129,139	International Business Machines Corp.	14,679,230
1,221,149	Microsoft Corp.	124,032,104

		176,562,252

	Technology Hardware & Equipment - 4.3%
187,596	Apple, Inc.	29,591,393
887,976	Cisco Systems, Inc.	38,476,000
1,409,714	HP, Inc.	28,842,749
269,332	Motorola Solutions, Inc.	30,983,953

		127,894,095

	Telecommunication Services - 4.2%
706,266	AT&T, Inc.	20,156,832
1,841,593	Verizon Communications, Inc.	103,534,358

		123,691,190

	Transportation - 2.8%
401,761	Delta Air Lines, Inc.	20,047,874
262,699	Union Pacific Corp.	36,312,883
282,454	United Parcel Service, Inc. Class B	27,547,738

		83,908,495

The accompanying notes are an integral part of these financial statements.

79

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Utilities - 5.1%
620,580	Dominion Energy, Inc.	$44,346,647
442,387	Edison International	25,114,310
725,790	Exelon Corp.	32,733,129
280,704	NextEra Energy, Inc.	48,791,969

		150,986,055

	Total Common Stocks (cost $2,340,147,541)	$2,904,576,980

	Total Long-Term Investments (cost $2,340,147,541)	$2,904,576,980

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
56,455,893	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(1)	$56,455,893

	Total Short-Term Investments (cost $56,455,893)	$56,455,893

Total Investments (cost $2,396,603,434)	100.0%	$2,961,032,873
Other Assets and Liabilities	0.0%	(7,056)

Total Net Assets	100.0%	$2,961,025,817

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$8,189,871	$8,189,871	$—	$—
Banks	296,457,290	296,457,290	—	—
Capital Goods	164,848,975	164,848,975	—	—
Consumer Services	29,015,601	29,015,601	—	—
Diversified Financials	92,423,273	92,423,273	—	—
Energy	255,146,906	255,146,906	—	—
Food & Staples Retailing	49,499,268	49,499,268	—	—
Food, Beverage & Tobacco	87,924,373	87,924,373	—	—
Health Care Equipment & Services	164,746,338	164,746,338	—	—
Household & Personal Products	20,677,815	20,677,815	—	—
Insurance	215,300,064	215,300,064	—	—
Materials	127,817,846	127,817,846	—	—
Media & Entertainment	149,015,685	149,015,685	—	—
Pharmaceuticals, Biotechnology & Life Sciences	315,336,003	315,336,003	—	—
Real Estate	77,863,027	77,863,027	—	—
Retailing	105,253,530	105,253,530	—	—
Semiconductors & Semiconductor Equipment	82,019,028	82,019,028	—	—
Software & Services	176,562,252	176,562,252	—	—
Technology Hardware & Equipment	127,894,095	127,894,095	—	—
Telecommunication Services	123,691,190	123,691,190	—	—
Transportation	83,908,495	83,908,495	—	—
Utilities	150,986,055	150,986,055	—	—
Short-Term Investments	56,455,893	56,455,893	—	—

Total	$2,961,032,873	$2,961,032,873	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

80

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 0.6%
25,480	Ferrari N.V.	$2,535,362

	Banks - 1.4%
143,297	Bank of America Corp.	3,530,838
24,320	HDFC Bank Ltd. ADR	2,519,309

		6,050,147

	Capital Goods - 8.0%
64,047	ABB Ltd.	1,223,048
58,960	Airbus SE	5,621,231
122,640	Assa Abloy AB Class B	2,196,089
97,049	Atlas Copco AB Class A*	2,315,398
13,902	Boeing Co.	4,483,395
17,354	General Dynamics Corp.	2,728,222
18,059	Harris Corp.	2,431,644
100,880	Komatsu Ltd.	2,167,904
26,352	Lockheed Martin Corp.	6,900,008
23,070	Nidec Corp.	2,610,300
24,111	Safran S.A.	2,891,751

		35,568,990

	Commercial & Professional Services - 2.3%
65,684	Edenred	2,419,072
140,971	Experian plc	3,417,407
48,620	IHS Markit Ltd.*	2,332,301
40,337	TransUnion	2,291,142

		10,459,922

	Consumer Durables & Apparel - 4.2%
14,160	adidas AG	2,959,283
27,021	Cie Financiere Richemont S.A.	1,742,519
102,984	NIKE, Inc. Class B	7,635,234
73,900	Sony Corp.	3,562,691
151,280	Under Armour, Inc. Class A*	2,673,118

		18,572,845

	Consumer Services - 2.7%
185,456	Compass Group plc	3,902,888
9,649	Domino’s Pizza, Inc.	2,392,856
43,610	Hilton Worldwide Holdings, Inc.	3,131,198
558,012	Sands China Ltd.	2,433,497

		11,860,439

	Diversified Financials - 5.4%
68,050	American Express Co.	6,486,526
42,494	Intercontinental Exchange, Inc.	3,201,073
55,472	Julius Baer Group Ltd.*	1,976,828
4,459	Partners Group Holding AG	2,712,616
17,260	S&P Global, Inc.	2,933,164
137,980	TD Ameritrade Holding Corp.	6,755,501

		24,065,708

	Energy - 1.5%
417,759	Encana Corp.	2,411,325
154,148	Galp Energia SGPS S.A.	2,427,187
57,990	Schlumberger Ltd.	2,092,279

		6,930,791

	Food & Staples Retailing - 0.6%
43,165	Sysco Corp.	2,704,719

	Food, Beverage & Tobacco - 3.5%
17,150	Constellation Brands, Inc. Class A	2,758,063
328,352	Davide Campari-Milano S.p.A.	2,780,614
204,530	Diageo plc	7,308,756
60,565	Monster Beverage Corp.*	2,981,009

		15,828,442

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 8.8%
41,942	Abbott Laboratories	$3,033,665
14,718	Anthem, Inc.	3,865,388
42,570	Baxter International, Inc.	2,801,957
152,335	Boston Scientific Corp.*	5,383,519
45,970	Edwards Lifesciences Corp.*	7,041,225
45,000	Hoya Corp.	2,713,502
9,274	Humana, Inc.	2,656,816
25,098	Medtronic plc	2,282,914
11,600	Penumbra, Inc.*	1,417,520
18,059	Stryker Corp.	2,830,748
21,094	UnitedHealth Group, Inc.	5,254,937

		39,282,191

	Household & Personal Products - 1.0%
80,534	Unilever N.V. ADR	4,362,709

	Insurance - 2.6%
490,600	AIA Group Ltd.	4,075,321
545,038	Ping An Insurance Group Co. of China Ltd. Class H	4,808,333
43,715	Progressive Corp.	2,637,326

		11,520,980

	Materials - 1.7%
155,493	BHP Group plc	3,285,724
275,644	First Quantum Minerals Ltd.	2,229,058
28,180	Shin-Etsu Chemical Co., Ltd.	2,165,148

		7,679,930

	Media & Entertainment - 8.1%
18,371	Alphabet, Inc. Class C*	19,025,191
36,990	Electronic Arts, Inc.*	2,918,881
8,877	Netflix, Inc.*	2,376,018
10,560	Nintendo Co., Ltd.	2,804,092
25,130	Spotify Technology S.A.*	2,852,255
85,020	Tencent Holdings Ltd.	3,407,629
96,989	Yandex N.V. Class A*	2,652,649

		36,036,715

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
83,343	Agilent Technologies, Inc.	5,622,319
104,354	AstraZeneca plc	7,789,601
17,870	Bluebird Bio, Inc.*(1)	1,772,704
38,320	Eisai Co., Ltd.	2,966,728
31,208	Eli Lilly & Co.	3,611,390
44,580	Gilead Sciences, Inc.	2,788,479
17,111	ICON plc*	2,210,912
81,835	Novartis AG	7,008,692
34,840	Seattle Genetics, Inc.*	1,974,034
14,965	Thermo Fisher Scientific, Inc.	3,349,017

		39,093,876

	Real Estate - 1.8%
51,424	American Tower Corp. REIT	8,134,763

	Retailing - 11.4%
21,032	Alibaba Group Holding Ltd. ADR*	2,882,856
12,824	Amazon.com, Inc.*	19,261,263
3,692	Booking Holdings, Inc.*	6,359,175
54,287	Home Depot, Inc.	9,327,592
279,151	Just Eat plc*	2,087,570
34,059	Ross Stores, Inc.	2,833,709
135,325	TJX Cos., Inc.	6,054,441
23,990	Wayfair, Inc. Class A*	2,161,019

		50,967,625

	Semiconductors & Semiconductor Equipment - 2.4%
164,898	Advanced Micro Devices, Inc.*	3,044,017
136,169	Infineon Technologies AG	2,726,330
50,657	Micron Technology, Inc.*	1,607,347

The accompanying notes are an integral part of these financial statements.

81

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Semiconductors & Semiconductor Equipment - 2.4% - (continued)
8,920	NVIDIA Corp.	$1,190,820
321,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,330,854

		10,899,368

	Software & Services - 18.5%
23,054	Accenture plc Class A	3,250,845
37,804	Adobe Systems Inc.*	8,552,777
26,683	Autodesk, Inc.*	3,431,701
24,921	Automatic Data Processing, Inc.	3,267,642
13,384	FleetCor Technologies, Inc.*	2,485,676
27,257	Global Payments, Inc.	2,811,014
16,522	Intuit, Inc.	3,252,356
44,033	Mastercard, Inc. Class A	8,306,825
181,842	Microsoft Corp.	18,469,692
96,686	PayPal Holdings, Inc.*	8,130,326
34,011	salesforce.com, Inc.*	4,658,487
24,543	ServiceNow, Inc.*	4,369,881
21,140	Splunk, Inc.*	2,216,529
9,127	Temenos AG*	1,096,725
29,697	Total System Services, Inc.	2,414,069
46,526	Visa, Inc. Class A	6,138,640

		82,853,185

	Technology Hardware & Equipment - 1.1%
39,315	CDW Corp.	3,186,481
183,483	Sunny Optical Technology Group Co., Ltd.	1,631,904

		4,818,385

	Telecommunication Services - 0.8%
57,496	T-Mobile US, Inc.*	3,657,321

	Transportation - 2.0%
38,384	Canadian National Railway Co.	2,842,811
47,839	CSX Corp.	2,972,237
23,964	Union Pacific Corp.	3,312,544

		9,127,592

	Total Common Stocks (cost $388,520,806)	$443,012,005

	Total Long-Term Investments (cost $388,520,806)	$443,012,005

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 0.9%
4,158,107	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	$4,158,107

	Securities Lending Collateral - 0.2%
47,750	Citibank NA DDCA, 2.39%, 1/2/2019(2)	47,750
631,003	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	631,003
45,261	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(2)	45,261
33,004	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(2)	33,004
183,723	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	183,724
14,262	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(2)	14,262

		955,004

	Total Short-Term Investments (cost $5,113,111)	$5,113,111

Total Investments (cost $393,633,917)	100.2%	$448,125,116
Other Assets and Liabilities	(0.2)%	(930,146)

Total Net Assets	100.0%	$447,194,970

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

82

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$2,535,362	$—	$2,535,362	$—
Banks	6,050,147	6,050,147	—	—
Capital Goods	35,568,990	16,543,269	19,025,721	—
Commercial & Professional Services	10,459,922	4,623,443	5,836,479	—
Consumer Durables & Apparel	18,572,845	10,308,352	8,264,493	—
Consumer Services	11,860,439	5,524,054	6,336,385	—
Diversified Financials	24,065,708	19,376,264	4,689,444	—
Energy	6,930,791	4,503,604	2,427,187	—
Food & Staples Retailing	2,704,719	2,704,719	—	—
Food, Beverage & Tobacco	15,828,442	5,739,072	10,089,370	—
Health Care Equipment & Services	39,282,191	36,568,689	2,713,502	—
Household & Personal Products	4,362,709	—	4,362,709	—
Insurance	11,520,980	2,637,326	8,883,654	—
Materials	7,679,930	2,229,058	5,450,872	—
Media & Entertainment	36,036,715	29,824,994	6,211,721	—
Pharmaceuticals, Biotechnology & Life Sciences	39,093,876	21,328,855	17,765,021	—
Real Estate	8,134,763	8,134,763	—	—
Retailing	50,967,625	48,880,055	2,087,570	—
Semiconductors & Semiconductor Equipment	10,899,368	5,842,184	5,057,184	—
Software & Services	82,853,185	81,756,460	1,096,725	—
Technology Hardware & Equipment	4,818,385	3,186,481	1,631,904	—
Telecommunication Services	3,657,321	3,657,321	—	—
Transportation	9,127,592	9,127,592	—	—
Short-Term Investments	5,113,111	5,113,111	—	—

Total	$448,125,116	$333,659,813	$114,465,303	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

83

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Automobiles & Components - 1.0%
41,783	Tesla, Inc.*	$13,905,382

	Capital Goods - 3.7%
114,614	Harris Corp.	15,432,775
102,599	IDEX Corp.	12,954,150
51,518	Roper Technologies, Inc.	13,730,577
917,240	Willscot Corp.*	8,640,401

		50,757,903

	Commercial & Professional Services - 2.7%
1,941,647	ADT, Inc.(1)	11,669,298
60,811	CoStar Group, Inc.*	20,513,983
18,785	Klarna Holding AB(2)(3)(4)	2,390,793
182,167	Landscape Acquisition Holdings Ltd.*	1,634,547

		36,208,621

	Consumer Durables & Apparel - 2.2%
149,747	Polaris Industries, Inc.	11,482,600
478,740	Under Armour, Inc. Class A*	8,459,336
628,945	Under Armour, Inc. Class C*	10,170,040

		30,111,976

	Consumer Services - 3.9%
1,556,596	DraftKings, Inc.*(2)(3)(4)	3,968,635
184,202	Grand Canyon Education, Inc.*	17,709,180
223,854	Marriott Vacations Worldwide Corp.	15,783,946
72,178	Vail Resorts, Inc.	15,216,566

		52,678,327

	Diversified Financials - 4.8%
319,045	American Express Co.	30,411,370
1,080,873	J2 Acquisition Ltd.*(5)	9,934,097
577,000	Platinum Eagle Acquisition Corp.*	6,023,880
381,981	TD Ameritrade Holding Corp.	18,701,790

		65,071,137

	Energy - 1.5%
82,102	Concho Resources, Inc.*	8,439,264
94,011	Diamondback Energy, Inc.	8,714,820
302,460	WPX Energy, Inc.*	3,432,921

		20,587,005

	Food, Beverage & Tobacco - 3.9%
322,160	Lamb Weston Holdings, Inc.	23,698,090
580,510	Monster Beverage Corp.*	28,572,702

		52,270,792

	Health Care Equipment & Services - 11.3%
136,093	Align Technology, Inc.*	28,501,957
209,512	Baxter International, Inc.	13,790,080
88,172	DexCom, Inc.*	10,563,006
87,337	Edwards Lifesciences Corp.*	13,377,408
193,414	Haemonetics Corp.*	19,351,071
348,783	Insulet Corp.*	27,665,467
171,546	Penumbra, Inc.*	20,962,921
206,134	Veeva Systems, Inc. Class A*	18,411,889

		152,623,799

	Materials - 1.0%
139,571	Vulcan Materials Co.	13,789,615

	Media & Entertainment - 11.0%
6,587	Alphabet, Inc. Class C*	6,821,563
151,215	Netflix, Inc.*	40,474,207
680,569	Ocean Outdoor Ltd.*(2)(3)(5)	6,516,448
202,279	Spotify Technology S.A.*	22,958,667
129,965	Take-Two Interactive Software, Inc.*	13,378,597
220,760	TripAdvisor, Inc.*	11,907,794
292,579	Walt Disney Co.	32,081,287

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Media & Entertainment - 11.0% - (continued)
482,608	Zillow Group, Inc. Class C*(1)	$15,240,761

		149,379,324

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
542,568	AstraZeneca plc ADR	20,606,733
43,317	Bluebird Bio, Inc.*(1)	4,297,046
30,500	Elanco Animal Health, Inc.*	961,665
359,629	Exact Sciences Corp.*	22,692,590
12,354	Galapagos N.V. ADR*	1,133,356
88,983	Galapagos N.V.*	8,156,272
174,732	Novartis AG	14,964,781
99,682	Seattle Genetics, Inc.*	5,647,982
372,500	WuXi AppTec Co., Ltd. Class H*(5)	3,234,787

		81,695,212

	Real Estate - 1.0%
124,066	Crown Castle International Corp. REIT	13,477,290
10,657	WeWork Companies, Inc. Class A(2)(3)(4)	660,840

		14,138,130

	Retailing - 9.4%
63,647	Amazon.com, Inc.*	95,595,885
493,548	Floor & Decor Holdings, Inc. Class A*	12,782,893
41,578	JAND, Inc. Class A(2)(3)(4)	548,414
38,805	Tory Burch LLC*(2)(3)(4)	2,161,052
176,756	Wayfair, Inc. Class A*	15,922,180

		127,010,424

	Semiconductors & Semiconductor Equipment - 2.6%
1,065,489	Advanced Micro Devices, Inc.*	19,668,927
250,570	Teradyne, Inc.	7,862,887
86,528	Universal Display Corp.(1)	8,096,425

		35,628,239

	Software & Services - 25.1%
267,686	2U, Inc.*	13,309,348
82,779	Adobe, Inc.*	18,727,921
182,873	Autodesk, Inc.*	23,519,296
70,240	Fair Isaac Corp.*	13,134,880
86,227	FleetCor Technologies, Inc.*	16,014,078
410,251	GoDaddy, Inc. Class A*	26,920,671
324,123	Guidewire Software, Inc.*	26,004,388
313,532	PayPal Holdings, Inc.*	26,364,906
261,280	salesforce.com, Inc.*	35,787,522
159,491	ServiceNow, Inc.*	28,397,373
186,518	Shopify, Inc. Class A*	25,823,417
129,903	Splunk, Inc.*	13,620,330
471,063	SS&C Technologies Holdings, Inc.	21,249,652
173,286	Wix.com Ltd.*	15,654,657
175,872	Workday, Inc. Class A*	28,083,241
437,381	Zuora, Inc. Class A*	7,934,091

		340,545,771

	Technology Hardware & Equipment - 1.9%
299,877	Logitech International S.A.	9,472,687
103,232	Zebra Technologies Corp. Class A*	16,437,631

		25,910,318

	Transportation - 1.5%
328,896	CSX Corp.	20,434,309

	Total Common Stocks (cost $1,334,123,476)	$1,282,746,284

PREFERRED STOCKS - 4.8%
	Real Estate - 1.2%
145,709	WeWork Companies, Inc. Class D-1*(2)(3)(4)	$9,035,415
114,486	WeWork Companies, Inc. Class D-2*(2)(3)(4)	7,099,277

		16,134,692

The accompanying notes are an integral part of these financial statements.

84

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

PREFERRED STOCKS - 4.8% - (continued)
	Retailing - 0.8%
1,605,750	Coupang LLC*(2)(3)(4)	$9,154,060
92,843	JAND, Inc. Series D*(2)(3)(4)	1,263,593

		10,417,653

	Software & Services - 2.8%
1,871,878	Essence Group Holdings Corp. Series 3*(2)(3)(4)	4,193,007
287,204	Lookout, Inc. Series F*(2)(3)(4)	2,122,437
366,944	MarkLogic Corp. Series F*(2)(3)(4)	3,669,440
488,790	Pinterest, Inc. Series G*(2)(3)(4)	2,380,407
589,628	Uber Technologies, Inc. Series D*(2)(3)(4)	25,619,337

		37,984,628

	Total Preferred Stocks (cost $33,556,291)	$64,536,973

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
102,040	Honest Co. Series C*(2)(3)(4)	$3,167,321

	Total Convertible Preferred Stocks (cost $2,760,927)	$3,167,321

ESCROWS - 0.0%(6)
	Capital Goods - 0.0%
1,458,400	Lithium Technology Corp.*(2)(3)(4)	$14,584

	Software & Services - 0.0%
535,139	Birst, Inc.*(2)(3)(4)	27,827
535,139	Birst, Inc. Earnout*(2)(3)(4)	1
210,735	Veracode, Inc.*(2)(3)(4)	114,640

		142,468

	Telecommunication Services - 0.0%
49,126	Docusign, Inc. Earnout*(2)(3)(4)	110,533

	Total Escrows (cost $—)	$267,585

WARRANTS - 0.1%
	Commercial & Professional Services - 0.0%
516,400	Landscape Acquisition Holdings Ltd. Expires 11/23/22*	$129,100

	Diversified Financials - 0.1%
1,195,579	J2 Acquisition Ltd. Expires 9/7/27*	508,121

	Total Warrants (cost $17,120)	$637,221

	Total Long-Term Investments (cost $1,370,457,814)	$1,351,355,384

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 0.6%
8,889,986	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(7)	$8,889,986

	Securities Lending Collateral - 0.6%
394,476	Citibank NA DDCA, 2.39%, 1/2/2019(7)	394,476
5,212,870	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(7)	5,212,870
373,909	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(7)	373,909
272,656	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(7)	272,656

Shares or Principal Amount		Market Value†

SHORT-TERM INVESTMENTS - 1.2% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
1,517,783	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(7)	$1,517,783
117,822	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(7)	117,822

		7,889,516

	Total Short-Term Investments (cost $16,779,502)	$16,779,502

Total Investments (cost $1,387,237,316)	100.8%	$1,368,134,886
Other Assets and Liabilities	(0.8)%	(10,670,492)

Total Net Assets	100.0%	$1,357,464,394

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 9 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $84,218,061, which represented 6.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $77,701,613 or 5.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2015	Birst, Inc.	535,139	$—	$27,827
03/2015	Birst, Inc. Earnout	535,139	—	1
11/2014	Coupang LLC Preferred	1,605,750	4,998,894	9,154,060
05/2018	Docusign, Inc. Earnout	49,126	—	110,533
12/2014	DraftKings, Inc.	1,556,596	2,280,348	3,968,635
05/2014	Essence Group Holdings Corp. Series 3 Preferred	1,871,878	2,960,001	4,193,007
08/2014	Honest Co. Series C Convertible Preferred	102,040	2,760,927	3,167,321
04/2015	JAND, Inc. Class A	41,578	477,536	548,414
04/2015	JAND, Inc. Series D Preferred	92,843	1,066,330	1,263,593
08/2015	Klarna Holding AB	18,785	2,060,349	2,390,793
08/2013	Lithium Technology Corp.	1,458,400	—	14,584
07/2014	Lookout, Inc. Series F Preferred	287,204	3,280,760	2,122,437

The accompanying notes are an integral part of these financial statements.

85

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
04/2015	MarkLogic Corp. Series F Preferred	366,944	$4,261,761	$3,669,440
03/2015	Pinterest, Inc. Series G Preferred	488,790	3,509,068	2,380,407
11/2013	Tory Burch LLC	38,805	3,041,403	2,161,052
06/2014	Uber Technologies, Inc. Series D Preferred	589,628	9,146,929	25,619,337
04/2017	Veracode, Inc.	210,735	—	114,640
12/2014	WeWork Companies, Inc. Class A	10,657	177,451	660,840
12/2014	WeWork Companies, Inc. Class D-1 Preferred	145,709	2,426,224	9,035,415
12/2014	WeWork Companies, Inc. Class D-2 Preferred	114,486	1,906,324	7,099,277

			$44,354,305	$77,701,613

(5)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $19,685,332, representing 1.5% of net assets.

(6)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$13,905,382	$13,905,382	$—	$—
Capital Goods	50,757,903	50,757,903	—	—
Commercial & Professional Services	36,208,621	32,183,281	1,634,547	2,390,793
Consumer Durables & Apparel	30,111,976	30,111,976	—	—
Consumer Services	52,678,327	48,709,692	—	3,968,635
Diversified Financials	65,071,137	55,137,040	9,934,097	—
Energy	20,587,005	20,587,005	—	—
Food, Beverage & Tobacco	52,270,792	52,270,792	—	—
Health Care Equipment & Services	152,623,799	152,623,799	—	—
Materials	13,789,615	13,789,615	—	—
Media & Entertainment	149,379,324	142,862,876	—	6,516,448
Pharmaceuticals, Biotechnology & Life Sciences	81,695,212	58,574,159	23,121,053	—
Real Estate	14,138,130	13,477,290	—	660,840
Retailing	127,010,424	124,300,958	—	2,709,466
Semiconductors & Semiconductor Equipment	35,628,239	35,628,239	—	—
Software & Services	340,545,771	340,545,771	—	—
Technology Hardware & Equipment	25,910,318	16,437,631	9,472,687	—
Transportation	20,434,309	20,434,309	—	—
Preferred Stocks	64,536,973	—	—	64,536,973
Convertible Preferred Stocks	3,167,321	—	—	3,167,321
Escrows	267,585	—	—	267,585
Warrants	637,221	637,221	—	—
Short-Term Investments	16,779,502	16,779,502	—	—

Total	$1,368,134,886	$1,239,754,441	$44,162,384	$84,218,061

(1)

For the year ended December 31, 2018, investments valued at $4,900,099 were transferred into Level 3 due to the unavailability of active market pricing and investments valued at $7,211,753 were transferred out of Level 3 due to the expiration of trading restrictions.

The accompanying notes are an integral part of these financial statements.

86

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2018:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$22,670,128	$70,602,059	$3,114,261	$—	$96,386,448
Conversions*	(1,430,104)	—	—	1,430,104	—
Purchases	1,706,524	—	—	—	1,706,524
Sales	(3,386,625)	(9,033,437)		—	(12,420,062)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(697,200)	3,901,816	—	—	3,204,616
Net change in unrealized appreciation/depreciation	(4,712,349)	3,473,997	53,060	(1,162,519)	(2,347,811)
Transfers into Level 3	4,900,099	—	—	—	4,900,099
Transfers out of Level 3	(2,804,291)	(4,407,462)	—	—	(7,211,753)

Ending balance	$16,246,182	$64,536,973	$3,167,321	$267,585	$84,218,061

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2018 was $6,499,374.

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

87

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Biotechnology - 24.5%
116,887	Aduro Biotech, Inc.*	$308,582
27,154	Aimmune Therapeutics, Inc.*	649,524
64,943	Alder Biopharmaceuticals, Inc.*	665,666
119,016	Alkermes plc*	3,512,162
31,472	Alnylam Pharmaceuticals, Inc.*	2,294,624
41,045	Arena Pharmaceuticals, Inc.*	1,598,703
50,062	Audentes Therapeutics, Inc.*	1,067,322
13,470	Biogen, Inc.*	4,053,392
31,541	Bluebird Bio, Inc.*(1)	3,128,867
57,334	Calithera Biosciences, Inc.*	229,909
8,612	Celgene Corp.*	551,943
84,935	Clementia Pharmaceuticals, Inc.*	998,836
198,658	Coherus Biosciences, Inc.*	1,797,855
99,814	Cytokinetics, Inc.*	630,824
72,584	CytomX Therapeutics, Inc.*	1,096,018
72,955	Forty Seven, Inc.*	1,146,853
60,513	G1 Therapeutics, Inc.*	1,158,824
17,152	Galapagos N.V.*	1,572,170
14,954	Genmab A/S*	2,458,743
42,963	Genus plc	1,175,163
54,649	Global Blood Therapeutics, Inc.*	2,243,341
112,391	GlycoMimetics, Inc.*	1,064,343
50,610	Heron Therapeutics, Inc.*(1)	1,312,823
26,816	Incyte Corp.*	1,705,229
17,743	Innate Pharma S.A.*(1)	151,236
138,403	Ironwood Pharmaceuticals, Inc.*	1,433,855
100,473	Karyopharm Therapeutics, Inc.*	941,432
37,898	Loxo Oncology, Inc.*	5,308,373
195,092	Momenta Pharmaceuticals, Inc.*	2,153,816
44,210	Neon Therapeutics, Inc.*(1)	222,376
73,430	Nightstar Therapeutics plc ADR*	845,914
87,231	PhaseBio Pharmaceuticals, Inc.*	269,544
113,658	Portola Pharmaceuticals, Inc.*(1)	2,218,604
65,500	Ra Pharmaceuticals, Inc.*	1,192,100
37,750	Radius Health, Inc.*	622,497
1,942	Regeneron Pharmaceuticals, Inc.*	725,337
359,459	Rigel Pharmaceuticals, Inc.*	826,756
116,954	Seattle Genetics, Inc.*	6,626,614
24,610	Spark Therapeutics, Inc.*	963,235
129,420	Syndax Pharmaceuticals, Inc.*	575,919
12,357	TESARO, Inc.*	917,507
139,918	Trevena, Inc.*	60,165
21,776	Ultragenyx Pharmaceutical, Inc.*	946,820
32,836	UroGen Pharma Ltd.*	1,413,918
29,609	Vertex Pharmaceuticals, Inc.*	4,906,507
21,442	Zealand Pharma A/S ADR*	248,942

		69,993,183

	Health Care Distributors - 1.5%
32,692	Cardinal Health, Inc.	1,458,063
25,812	McKesson Corp.	2,851,452

		4,309,515

	Health Care Equipment - 22.9%
181,523	Abbott Laboratories	13,129,559
49,435	AtriCure, Inc.*	1,512,711
34,499	Baxter International, Inc.	2,270,724
306,519	Boston Scientific Corp.*	10,832,381
50,956	Danaher Corp.	5,254,583
32,774	Edwards Lifesciences Corp.*	5,019,993
25,032	Globus Medical, Inc. Class A*	1,083,385
37,246	Koninklijke Philips N.V.	1,305,826
136,656	Medtronic plc	12,430,230
20,479	NuVasive, Inc.*	1,014,939
97,244	Smith & Nephew plc	1,820,277
18,962	Stryker Corp.	2,972,293

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Health Care Equipment - 22.9% - (continued)
9,820	Teleflex, Inc.	$2,538,274
42,026	Zimmer Biomet Holdings, Inc.	4,358,937

		65,544,112

	Health Care Facilities - 5.0%
82,280	Acadia Healthcare Co., Inc.*	2,115,419
774,417	China Resources Medical Holdings Co., Ltd.	505,297
60,949	HCA Healthcare, Inc.	7,585,103
38,639	NMC Health plc	1,348,548
22,334	Universal Health Services, Inc. Class B	2,603,251

		14,157,618

	Health Care Services - 0.8%
9,062	Cigna Corp.*	1,721,055
6,130	CVS Health Corp.	401,638
2,150	Guardant Health, Inc.*(1)	80,818

		2,203,511

	Health Care Supplies - 0.0%
64,227	Endologix, Inc.*	45,987

	Health Care Technology - 3.0%
118,544	Allscripts Healthcare Solutions, Inc.*	1,142,764
25,902	athenahealth, Inc.*	3,417,251
25,746	Cerner Corp.*	1,350,120
53,765	HMS Holdings Corp.*	1,512,409
25,031	Teladoc Health, Inc.*	1,240,787

		8,663,331

	Life Sciences Tools & Services - 4.7%
11,622	ICON plc*	1,501,678
33,440	Syneos Health, Inc.*	1,315,864
830	Tecan Group AG	161,548
39,356	Thermo Fisher Scientific, Inc.	8,807,479
178,623	WuXi AppTec Co., Ltd. Class H*(2)	1,551,161

		13,337,730

	Managed Health Care - 12.6%
31,941	Anthem, Inc.	8,388,665
16,861	Centene Corp.*	1,944,073
5,545	Humana, Inc.	1,588,532
13,042	Molina Healthcare, Inc.*	1,515,741
78,321	UnitedHealth Group, Inc.	19,511,327
12,666	WellCare Health Plans, Inc.*	2,990,316

		35,938,654

	Pharmaceuticals - 23.9%
58,485	Allergan plc	7,817,105
88,219	Amneal Pharmaceuticals, Inc.*	1,193,603
47,116	Assembly Biosciences, Inc.*	1,065,764
196,330	AstraZeneca plc ADR	7,456,613
210,903	Bristol-Myers Squibb Co.	10,962,738
24,665	Chugai Pharmaceutical Co., Ltd.	1,430,550
91,833	Clearside Biomedical, Inc.*	98,261
40,900	Daiichi Sankyo Co., Ltd.	1,308,215
46,802	Dermira, Inc.*	336,506
56,054	Eisai Co., Ltd.	4,339,691
8,555	Elanco Animal Health, Inc.*	269,739
87,712	Eli Lilly & Co.	10,150,033
45,100	Evolus, Inc.*	536,690
13,496	Hikma Pharmaceuticals plc	295,131
35,077	Intersect ENT, Inc.*	988,470
18,691	Kala Pharmaceuticals, Inc.*	91,399
39,811	Laboratorios Farmaceuticos Rovi S.A.	795,955
104,897	Medicines Co.*(1)	2,007,729
231,041	MediWound Ltd.*	938,026
100,297	Mylan N.V.*	2,748,138
55,960	MyoKardia, Inc.*	2,734,206

The accompanying notes are an integral part of these financial statements.

88

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Pharmaceuticals - 23.9% - (continued)
318,477	Nabriva Therapeutics plc*	$464,976
24,763	Novartis AG	2,120,807
24,985	ObsEva S.A.*	316,310
77,461	Ono Pharmaceutical Co., Ltd.	1,581,808
63,496	Revance Therapeutics, Inc.*	1,278,174
767,736	Sino Biopharmaceutical Ltd.	505,392
24,024	Takeda Pharmaceutical Co., Ltd.	814,281
45,871	Teva Pharmaceutical Industries Ltd. ADR	707,330
20,215	Tricida, Inc.*	476,670
30,550	UCB S.A.	2,495,221

		68,325,531

	Total Common Stocks (cost $260,087,225)	$282,519,172

	Total Long-Term Investments (cost $260,087,225)	$282,519,172

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 1.2%
3,278,285	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(3)	$3,278,285

	Securities Lending Collateral - 1.0%
148,513	Citibank NA DDCA, 2.39%, 1/2/2019(3)	148,513
1,962,552	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(3)	1,962,552
140,770	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(3)	140,770
102,650	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(3)	102,650
571,418	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(3)	571,418
44,358	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(3)	44,358

		2,970,261

	Total Short-Term Investments (cost $6,248,546)	$6,248,546

Total Investments (cost $266,335,771)	101.1%	$288,767,718
Other Assets and Liabilities	(1.1)%	(3,047,666)

Total Net Assets	100.0%	$285,720,052

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of this security was $1,551,161, representing 0.5% of net assets.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$69,993,183	$65,811,034	$4,182,149	$—
Health Care Distributors	4,309,515	4,309,515	—	—
Health Care Equipment	65,544,112	62,418,009	3,126,103	—
Health Care Facilities	14,157,618	12,303,773	1,853,845	—
Health Care Services	2,203,511	2,203,511	—	—
Health Care Supplies	45,987	45,987	—	—
Health Care Technology	8,663,331	8,663,331	—	—
Life Sciences Tools & Services	13,337,730	13,176,182	161,548	—
Managed Health Care	35,938,654	35,938,654	—	—
Pharmaceuticals	68,325,531	53,434,435	14,891,096	—
Short-Term Investments	6,248,546	6,248,546	—	—

Total	$288,767,718	$264,552,977	$24,214,741	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

89

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.9%
		Consumer Services - 0.2%
	58,800	Caesars Entertainment Corp.*	$399,252

		Diversified Financials - 0.2%
	21,000	OneMain Holdings, Inc.*	510,090

		Energy - 0.3%
	206,275,142	KCA Deutag*(1)(2)(13)	849,235

		Materials - 0.2%
	57,600	Constellium N.V. Class A*	402,624

		Total Common Stocks (cost $5,082,488)	$2,161,201

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
	$2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,958)	$—

CORPORATE BONDS - 88.6%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	370,000	4.50%, 08/01/2022(3)	355,200
	760,000	5.00%, 08/01/2024(3)	735,300

			1,090,500

		Auto Parts & Equipment - 0.2%
	685,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	616,500

		Biotechnology - 0.1%
	370,000	Sotera Health Topco, Inc. (8.13% Cash, 8.88% PIK) 8.13%, 11/01/2021(3)(5)	347,800

		Chemicals - 1.1%
		CF Industries, Inc.
	140,000	4.95%, 06/01/2043	108,500
	767,000	5.15%, 03/15/2034	644,280
	220,000	5.38%, 03/15/2044	178,200
		Chemours Co.
	970,000	6.63%, 05/15/2023	979,700
	305,000	7.00%, 05/15/2025	307,288
	545,000	Starfruit Finco B.V. / Starfruit US Holdco LLC 8.00%, 10/01/2026(3)	504,125

			2,722,093

		Coal - 2.6%
	1,365,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	778,050
	2,515,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(3)	2,137,750
	2,390,000	Peabody Energy Corp. 6.38%, 03/31/2025(3)	2,222,700
	1,435,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(3)	1,424,237

			6,562,737

		Commercial Banks - 4.7%
		Banco Bilbao Vizcaya Argentaria S.A.
	2,000,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(6)(7)	1,675,000
EUR	800,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(6)(7)(8)	914,121
	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(6)(7)(8)	496,384
	1,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(6)(7)(8)	1,481,776
		BNP Paribas S.A.
	$260,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(3)(6)(7)	224,900

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 88.6% - (continued)
		Commercial Banks - 4.7% - (continued)
	$1,080,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(3)(6)(7)	$1,100,250
	690,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(3)(6)(7)	689,099
	2,135,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(6)(7)(8)	2,016,636
	1,580,000	Freedom Mortgage Corp. 8.13%, 11/15/2024(3)	1,354,850
	730,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(3)(6)(7)	653,350
	1,200,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(6)(7)(8)	1,065,000

			11,671,366

		Commercial Services - 4.5%
	324,000	ACE Cash Express, Inc. 12.00%, 12/15/2022(3)	282,690
		APX Group, Inc.
	1,180,000	7.63%, 09/01/2023	952,850
	2,050,000	7.88%, 12/01/2022	1,937,250
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	1,195,000	5.25%, 03/15/2025(3)	1,033,675
	985,000	5.50%, 04/01/2023	950,525
	1,344,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(3)	1,145,760
	1,450,000	Garda World Security Corp. 8.75%, 05/15/2025(3)	1,319,500
		Herc Rentals, Inc.
	665,000	7.50%, 06/01/2022(3)	689,938
	1,184,000	7.75%, 06/01/2024(3)	1,234,320
	385,000	Service Corp. International 4.63%, 12/15/2027	361,900
		United Rentals North America, Inc.
	440,000	4.63%, 10/15/2025	392,700
	875,000	5.88%, 09/15/2026	824,687

			11,125,795

		Construction Materials - 0.6%
	1,605,000	Standard Industries, Inc. 5.38%, 11/15/2024(3)	1,506,694

		Diversified Financial Services - 4.3%
	620,000	Fly Leasing Ltd. 5.25%, 10/15/2024	559,550
	1,370,000	goeasy Ltd. 7.88%, 11/01/2022(3)	1,387,125
		Navient Corp.
	417,000	5.50%, 01/25/2023	364,875
	365,000	5.63%, 08/01/2033	240,900
	1,641,000	5.88%, 10/25/2024	1,370,235
	1,240,000	6.13%, 03/25/2024	1,063,300
	815,000	6.50%, 06/15/2022	759,987
	527,000	7.25%, 09/25/2023	483,523
		Springleaf Finance Corp.
	490,000	5.25%, 12/15/2019	491,166
	410,000	6.88%, 03/15/2025	366,950
	140,000	7.13%, 03/15/2026	124,950
	675,000	7.75%, 10/01/2021	677,531
	1,730,000	8.25%, 12/15/2020	1,790,550
	720,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(3)	666,000
	285,000	Vantiv LLC / Vantiv Issuer Corp. 4.38%, 11/15/2025(3)	260,775

			10,607,417

		Electric - 0.9%
	2,220,000	AES Corp. 5.13%, 09/01/2027	2,131,200

		Electrical Components & Equipment - 0.5%
EUR	1,085,000	Energizer Gamma Acquisition B.V. 4.63%, 07/15/2026(3)	1,162,334

		Entertainment - 2.6%
	$1,150,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.25%, 10/15/2025(3)	989,000

The accompanying notes are an integral part of these financial statements.

90

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 88.6% - (continued)
		Entertainment - 2.6% - (continued)
		Eldorado Resorts, Inc.
	$1,350,000	6.00%, 04/01/2025	$1,302,264
	195,000	6.00%, 09/15/2026(3)	184,275
	1,655,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(3)	1,704,650
	1,880,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(3)	1,682,600
	195,000	Scientific Games International, Inc. 5.00%, 10/15/2025(3)	174,038
	325,000	WMG Acquisition Corp. 5.00%, 08/01/2023(3)	316,062

			6,352,889

		Environmental Control - 0.8%
	2,107,000	Tervita Escrow Corp. 7.63%, 12/01/2021(3)	2,006,918

		Food - 2.2%
		Post Holdings, Inc.
	2,510,000	5.00%, 08/15/2026(3)	2,284,100
	1,151,000	5.63%, 01/15/2028(3)	1,058,920
	660,000	5.75%, 03/01/2027(3)	618,750
	1,665,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,635,862

			5,597,632

		Healthcare - Products - 1.7%
	1,420,000	Avantor, Inc. 6.00%, 10/01/2024(3)	1,395,150
	2,895,000	Sotera Health Holdings LLC 6.50%, 05/15/2023(3)	2,771,962

			4,167,112

		Healthcare - Services - 3.5%
	1,835,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,876,287
		HCA, Inc.
	670,000	5.25%, 06/15/2026	664,975
	1,085,000	5.38%, 02/01/2025	1,057,875
	1,430,000	5.38%, 09/01/2026	1,390,675
	1,599,000	7.50%, 11/15/2095	1,551,030
	2,340,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(3)	2,070,900

			8,611,742

		Home Builders - 3.1%
		Beazer Homes USA, Inc.
	370,000	5.88%, 10/15/2027	292,300
	525,000	6.75%, 03/15/2025	451,500
	1,120,000	8.75%, 03/15/2022	1,120,000
	1,310,000	KB Home 8.00%, 03/15/2020	1,352,575
		M/I Homes, Inc.
	150,000	5.63%, 08/01/2025	137,250
	2,115,000	6.75%, 01/15/2021	2,104,425
	1,690,000	Taylor Morrison Communities, Inc. 6.63%, 05/15/2022	1,692,112
	700,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.88%, 06/15/2024	624,750

			7,774,912

		Household Products - 0.5%
	$2,400,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	1,272,000

		Household Products/Wares - 0.5%
EUR	1,320,000	Diamond (BC) B.V. 5.63%, 08/15/2025(3)	1,285,531

		Insurance - 1.3%
		Genworth Holdings, Inc.
	$110,000	4.80%, 02/15/2024	90,750
	770,000	4.90%, 08/15/2023	637,175
	440,000	7.20%, 02/15/2021	433,400
	245,000	7.63%, 09/24/2021	241,938
	35,000	7.70%, 06/15/2020	35,350
	1,910,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(3)	1,753,571

			3,192,184

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 88.6% - (continued)
	Iron/Steel - 1.1%
	AK Steel Corp.
$760,000	7.00%, 03/15/2027	$592,800
1,015,000	7.63%, 10/01/2021	916,037
	Steel Dynamics, Inc.
230,000	4.13%, 09/15/2025	211,313
1,130,000	5.50%, 10/01/2024	1,118,700

		2,838,850

	Lodging - 3.1%
	Boyd Gaming Corp.
790,000	6.00%, 08/15/2026	738,650
920,000	6.38%, 04/01/2026	890,100
1,935,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,978,537
1,630,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(3)	1,646,300
1,170,000	Station Casinos LLC 5.00%, 10/01/2025(3)	1,058,850
1,585,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(3)	1,481,975

		7,794,412

	Machinery - Diversified - 1.1%
1,935,000	Cloud Crane LLC 10.13%, 08/01/2024(3)	1,988,213
795,000	Stevens Holding Co., Inc. 6.13%, 10/01/2026(3)	783,075

		2,771,288

	Media - 9.8%
	Altice France S.A.
2,370,000	7.38%, 05/01/2026(3)	2,174,475
1,375,000	8.13%, 02/01/2027(3)	1,295,937
1,610,000	Altice Luxembourg S.A. 7.75%, 05/15/2022(3)	1,465,100
	CCO Holdings LLC / CCO Holdings Capital Corp.
120,000	5.13%, 02/15/2023	117,000
245,000	5.13%, 05/01/2023(3)	238,263
95,000	5.25%, 09/30/2022	94,169
545,000	5.75%, 09/01/2023	542,275
105,000	5.75%, 01/15/2024	103,950
3,000,000	5.75%, 02/15/2026(3)	2,940,000
	CSC Holdings LLC
1,775,000	5.13%, 12/15/2021(3)	1,739,500
1,195,000	5.25%, 06/01/2024	1,094,919
585,000	5.50%, 04/15/2027(3)	544,050
	DISH DBS Corp.
830,000	5.00%, 03/15/2023	690,975
595,000	5.88%, 07/15/2022	547,400
945,000	6.75%, 06/01/2021	935,267
556,000	7.88%, 09/01/2019	567,287
	Gray Television, Inc.
1,255,000	5.13%, 10/15/2024(3)	1,157,110
380,000	5.88%, 07/15/2026(3)	354,274
1,089,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,061,775
	Sinclair Television Group, Inc.
520,000	5.13%, 02/15/2027(3)	458,900
1,055,000	5.88%, 03/15/2026(3)	983,787
	TEGNA, Inc.
1,515,000	4.88%, 09/15/2021(3)	1,480,912
1,528,000	5.13%, 10/15/2019	1,527,282
1,565,000	Tribune Media Co. 5.88%, 07/15/2022	1,572,825
817,000	WMG Acquisition Corp. 5.50%, 04/15/2026(3)	780,235

		24,467,667

	Metal Fabricate/Hardware - 0.8%
	Novelis Corp.
605,000	5.88%, 09/30/2026(3)	535,425
1,115,000	6.25%, 08/15/2024(3)	1,048,100

The accompanying notes are an integral part of these financial statements.

91

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 88.6% - (continued)
	Metal Fabricate/Hardware - 0.8% - (continued)
$340,000	TriMas Corp. 4.88%, 10/15/2025(3)	$313,650

		1,897,175

	Mining - 1.6%
1,075,000	Alcoa Nederland Holding B.V. 6.13%, 05/15/2028(3)	1,029,313
520,000	Constellium N.V. 5.88%, 02/15/2026(3)	462,800
	First Quantum Minerals Ltd.
760,000	7.00%, 02/15/2021(3)	729,600
615,000	7.50%, 04/01/2025(3)	507,375
	New Gold, Inc.
105,000	6.25%, 11/15/2022(3)	88,200
1,510,000	6.38%, 05/15/2025(3)	1,147,600

		3,964,888

	Miscellaneous Manufacturing - 0.7%
1,785,000	Bombardier, Inc. 6.13%, 01/15/2023(3)	1,673,438

	Office/Business Equipment - 0.4%
	Pitney Bowes, Inc.
280,000	4.63%, 03/15/2024	236,423
270,000	4.70%, 04/01/2023	238,275
460,000	Xerox Corp. 3.63%, 03/15/2023	413,840

		888,538

	Oil & Gas - 7.5%
2,260,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(3)	2,180,900
875,000	California Resources Corp. 8.00%, 12/15/2022(3)	592,813
	Chesapeake Energy Corp.
1,410,000	7.00%, 10/01/2024	1,219,650
915,000	7.50%, 10/01/2026	782,325
1,430,000	Energen Corp. 4.63%, 09/01/2021	1,415,700
1,355,000	Jagged Peak Energy LLC 5.88%, 05/01/2026(3)	1,260,150
885,000	Matador Resources Co. 5.88%, 09/15/2026	814,200
	MEG Energy Corp.
220,000	6.38%, 01/30/2023(3)	207,900
1,090,000	6.50%, 01/15/2025(3)	1,106,350
910,000	7.00%, 03/31/2024(3)	869,050
	QEP Resources, Inc.
1,895,000	5.25%, 05/01/2023	1,677,075
205,000	5.38%, 10/01/2022	186,550
150,000	5.63%, 03/01/2026	124,500
245,000	6.80%, 03/01/2020	246,531
	SM Energy Co.
1,680,000	5.00%, 01/15/2024	1,461,600
240,000	6.13%, 11/15/2022	226,800
420,000	6.63%, 01/15/2027	371,700
530,000	Tullow Oil plc 6.25%, 04/15/2022(3)	510,125
1,875,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(3)	1,481,250
	WPX Energy, Inc.
1,170,000	5.25%, 09/15/2024	1,058,850
270,000	5.75%, 06/01/2026	244,350
384,000	6.00%, 01/15/2022	373,440
295,000	8.25%, 08/01/2023	308,275

		18,720,084

	Oil & Gas Services - 0.2%
	Weatherford International Ltd.
250,000	5.95%, 04/15/2042	127,188
660,000	6.50%, 08/01/2036	343,200
250,000	7.00%, 03/15/2038	129,375

		599,763

	Packaging & Containers - 5.3%
1,700,000	ARD Finance S.A. (PIK 7.88%) 7.13%, 09/15/2023(5)	1,525,750

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 88.6% - (continued)
	Packaging & Containers - 5.3% - (continued)
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
$340,000	6.00%, 02/15/2025(3)	$313,861
305,000	7.25%, 05/15/2024(3)	304,238
2,060,000	Berry Global, Inc. 6.00%, 10/15/2022	2,080,600
1,015,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026(3)	956,637
	Flex Acquisition Co., Inc.
1,875,000	6.88%, 01/15/2025(3)	1,668,750
575,000	7.88%, 07/15/2026(3)	517,500
1,410,000	Multi-Color Corp. 4.88%, 11/01/2025(3)	1,212,600
535,000	OI European Group B.V. 4.00%, 03/15/2023(3)	500,225
1,470,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(3)	1,300,950
	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
2,070,000	5.13%, 07/15/2023(3)	1,971,675
805,000	7.00%, 07/15/2024(3)	766,762

		13,119,548

	Pharmaceuticals - 4.1%
	Bausch Health Cos., Inc.
1,720,000	5.50%, 03/01/2023(3)	1,573,800
4,360,000	5.88%, 05/15/2023(3)	4,033,000
700,000	6.13%, 04/15/2025(3)	610,750
240,000	7.00%, 03/15/2024(3)	242,400
280,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(3)	265,300
	Endo Dac / Endo Finance LLC / Endo Finco, Inc.
736,000	6.00%, 07/15/2023(3)	561,200
1,495,000	6.00%, 02/01/2025(3)	1,072,663
910,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	885,559
	Teva Pharmaceutical Finance Netherlands B.V.
620,000	3.15%, 10/01/2026	473,193
640,000	6.75%, 03/01/2028	620,122

		10,337,987

	Pipelines - 1.5%
905,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	854,365
	Energy Transfer L.P.
230,000	4.25%, 03/15/2023	221,375
1,773,000	7.50%, 10/15/2020	1,843,920
950,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.75%, 10/01/2023(3)	916,750

		3,836,410

	Retail - 3.8%
3,670,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(3)	3,376,400
895,000	Beacon Roofing Supply, Inc. 4.88%, 11/01/2025(3)	786,481
	L Brands, Inc.
925,000	5.25%, 02/01/2028	790,875
185,000	6.75%, 07/01/2036	150,775
85,000	6.88%, 11/01/2035	70,992
965,000	PetSmart, Inc. 5.88%, 06/01/2025(3)	697,213
1,200,000	Staples, Inc. 8.50%, 09/15/2025(3)	1,082,640
2,890,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,535,975

		9,491,351

	Semiconductors - 1.8%
765,000	Entegris, Inc. 4.63%, 02/10/2026(3)	703,800
1,865,000	Micron Technology, Inc. 5.50%, 02/01/2025	1,825,369
	Sensata Technologies B.V.
1,221,000	5.00%, 10/01/2025(3)	1,147,740
900,000	5.63%, 11/01/2024(3)	886,500

		4,563,409

The accompanying notes are an integral part of these financial statements.

92

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 88.6% - (continued)
	Software - 2.5%
$980,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(3)	$913,850
	First Data Corp.
1,425,000	5.38%, 08/15/2023(3)	1,400,063
1,361,000	5.75%, 01/15/2024(3)	1,326,975
684,000	Infor Software Parent LLC (7.13% Cash, 7.88% PIK) 7.13%, 05/01/2021(3)(5)	665,190
2,075,000	Infor U.S., Inc. 6.50%, 05/15/2022	2,006,836

		6,312,914

	Telecommunications - 6.7%
	Altice Financing S.A.
380,000	6.63%, 02/15/2023(3)	364,800
2,270,000	7.50%, 05/15/2026(3)	2,071,375
	CenturyLink, Inc.
2,144,000	5.63%, 04/01/2025	1,886,720
466,000	7.50%, 04/01/2024	449,690
1,010,000	Embarq Corp. 8.00%, 06/01/2036	914,050
1,395,000	Frontier Communications Corp. 8.50%, 04/01/2026(3)	1,220,625
1,390,000	Intelsat Jackson Holdings S.A. 8.50%, 10/15/2024(3)	1,348,300
800,000	Sprint Capital Corp. 6.88%, 11/15/2028	756,000
	Sprint Corp.
416,000	7.13%, 06/15/2024	411,981
2,495,000	7.25%, 09/15/2021	2,553,633
710,000	7.63%, 02/15/2025	710,000
2,694,000	7.88%, 09/15/2023	2,764,717
480,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	458,400
725,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(3)	688,750

		16,599,041

	Textiles - 0.5%
1,395,000	Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC 7.50%, 05/01/2025(3)	1,305,023

	Total Corporate Bonds (cost $236,513,751)	$220,987,142

SENIOR FLOATING RATE INTERESTS - 5.8%(9)
	Chemicals - 0.1%
245,000	Starfruit Finco B.V1 mo. USD LIBOR + 3.250%, 5.60%, 10/01/2025	$233,975

	Commercial Services - 0.5%
766,150	Blackhawk Network Holdings, Inc.1 mo. USD LIBOR + 3.000%, 5.52%, 06/15/2025	727,367
646,750	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 4.52%, 06/19/2025	622,497

		1,349,864

	Diversified Financial Services - 0.4%
858,513	Crown Finance U.S., Inc. 1 mo. USD LIBOR + 2.500%, 5.02%, 02/28/2025	809,860
236,766	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.77%, 04/16/2025	222,899

		1,032,759

	Food - 0.1%
248,750	CHG PPC Parent LLC 1 mo. USD LIBOR + 2.750%, 5.27%, 03/31/2025	238,178

	Gas - 0.1%
275,000	Messer Industries LLC 0.00%, 10/01/2025(10)	260,334

	Healthcare-Services - 0.4%
908,119	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.52%, 08/01/2024	874,636

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 5.8%(9) - (continued)
	Household Products - 0.2%
$475,200	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	$437,184

	Insurance - 1.0%
1,776,075	Asurion LLC 1 mo. USD LIBOR + 3.000%, 5.52%, 11/03/2024	1,695,601
178,650	Genworth Holdings, Inc. 1 mo. USD LIBOR + 4.500%, 6.96%, 03/07/2023	175,077
786,050	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.24%, 04/25/2025	740,609

		2,611,287

	Internet - 0.5%
1,246,909	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.77%, 04/04/2021	1,170,536

	Leisure Time - 0.7%
1,950,300	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.53%, 10/21/2024	1,862,537

	Machinery - Diversified - 0.2%
505,552	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 5.27%, 07/30/2024	487,069

	Media - 1.1%
1,419,275	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.89%, 03/01/2025	1,341,215
1,353,209	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.28%, 08/17/2024	1,306,699

		2,647,914

	Semiconductors - 0.2%
574,252	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.53%, 05/29/2025	543,145

	Software - 0.3%
788,781	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 4.77%, 04/16/2025	742,656

	Total Senior Floating Rate Interests (cost $15,207,845)	$14,492,074

CONVERTIBLE BONDS - 1.1%
	Commercial Services - 0.3%
690,000	Cardtronics, Inc. 1.00%, 12/01/2020	$639,057

	Media - 0.2%
750,000	DISH Network Corp. 3.38%, 08/15/2026	605,637

	Oil & Gas - 0.0%
1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019(4)	2,327

	Semiconductors - 0.3%
	Microchip Technology, Inc.
315,000	1.63%, 02/15/2027	307,690
309,000	2.25%, 02/15/2037	302,995

		610,685

	Software - 0.3%
1,052,000	Western Digital Corp. 1.50%, 02/01/2024(3)	852,542

	Total Convertible Bonds (cost $5,091,453)	$2,710,248

ESCROWS - 0.0%(11)
	Electric - 0.0%
415,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(4)	$—

The accompanying notes are an integral part of these financial statements.

93

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

ESCROWS - 0.0%(11) - (continued)
	Energy - Alternate Sources - 0.0%
$4,525,000	TCEH Corp.*(1)(2)	$4
82,554	Vistra Energy Corp.*	61,503

		61,507

	Total Escrows (cost $— )	$61,507

	Total Long-Term Investments (cost $264,374,495)	$240,412,172

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
5,356,712	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(12)	$5,356,712

	Total Short-Term Investments (cost $5,356,712)	$5,356,712

Total Investments (cost $269,731,207)	98.5%	$245,768,884
Other Assets and Liabilities	1.5%	3,638,323

Total Net Assets	100.0%	$249,407,207

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $849,239, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $120,677,122, representing 48.4% of net assets.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2018.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $5,973,917, representing 2.4% of net assets.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2018.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(12)	Current yield as of period end.

(13)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $849,235 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
03/2011	KCA Deutag	206,275,142	$2,795,441	$849,235

Foreign Currency Contracts Outstanding at December 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,732,327	USD	4,976,000	EUR	BOA	01/31/19	$15,850	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

94

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2018

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Consumer Services	$399,252	$399,252	$—	$—
Diversified Financials	510,090	510,090	—	—
Energy	849,235	—	—	849,235
Materials	402,624	402,624	—	—
Asset & Commercial Mortgage Backed Securities	—	—	—	—
Corporate Bonds	220,987,142	—	220,987,142	—
Senior Floating Rate Interests	14,492,074	—	14,492,074	—
Convertible Bonds	2,710,248	—	2,710,248	—
Escrows	61,507	—	61,503	4
Short-Term Investments	5,356,712	5,356,712	—	—
Foreign Currency Contracts(2)	15,850	—	15,850	—

Total	$245,784,734	$6,668,678	$238,266,817	$849,239

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

95

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Australia - 0.9%
978,948	Treasury Wine Estates Ltd.	$10,208,260

	Canada - 4.3%
289,638	Canadian National Railway Co.	21,451,288
1,668,171	Encana Corp.	9,628,763
76,113	Magna International, Inc.	3,454,968
387,619	TransCanada Corp.	13,841,508

		48,376,527

	China - 12.3%
40,999	58.com, Inc. ADR*	2,222,556
177,473	Alibaba Group Holding Ltd. ADR*	24,326,224
20,690	BeiGene Ltd. ADR*	2,901,979
1,802,821	China Merchants Bank Co., Ltd. Class H	6,583,528
127,062,651	China Tower Corp. Ltd. Class H*(1)	24,027,700
1,174,776	ENN Energy Holdings Ltd.	10,441,132
2,436,000	Kingdee International Software Group Co., Ltd.	2,153,647
238,543	New Oriental Education & Technology Group, Inc. ADR*	13,074,542
125,100	NIO, Inc. ADR*(2)	796,887
2,094,501	Ping An Insurance Group Co. of China Ltd. Class H(2)	18,477,717
208,980	Sunny Optical Technology Group Co., Ltd.	1,858,676
697,752	Tencent Holdings Ltd.	27,966,125
297,800	WuXi AppTec Co., Ltd. Class H*(1)	2,586,093

		137,416,806

	Denmark - 0.5%
81,760	DSV A/S	5,399,626

	Finland - 0.3%
47,673	Neste Oyj	3,690,967

	France - 12.7%
171,307	Airbus SE	16,332,364
86,417	Capgemini SE	8,595,466
170,014	Cie Generale des Etablissements Michelin SCA	16,733,963
68,819	EssilorLuxottica S.A.	8,723,350
2,720,495	Natixis S.A.	12,831,166
209,518	Safran S.A.	25,128,524
618,312	TOTAL S.A.	32,612,933
69,486	Unibail-Rodamco-Westfield	10,752,576
348,765	Valeo S.A.	10,171,935

		141,882,277

	Germany - 5.9%
95,246	Allianz SE	19,140,175
38,795	Beiersdorf AG	4,046,412
1,120,052	E.ON SE	11,056,386
59,319	Siemens AG	6,620,093
571,279	Vonovia SE	25,752,631

		66,615,697

	Hong Kong - 0.4%
487,800	AIA Group Ltd.	4,052,062

	India - 2.0%
581,417	HDFC Bank Ltd.	17,669,447
1,596,812	Power Grid Corp. of India Ltd.	4,541,738

		22,211,185

	Israel - 0.6%
463,904	Teva Pharmaceutical Industries Ltd. ADR	7,153,400

	Italy - 1.9%
120,856	Banca Generali S.p.A.	2,512,503
132,100	Ferrari N.V.	13,144,481
436,298	FinecoBank Banca Fineco S.p.A.	4,389,778
239,698	Pirelli & C. S.p.A.*(1)	1,540,340

		21,587,102

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Japan - 14.6%
35,300	Daikin Industries Ltd.	$3,750,817
363,515	Daiwa House Industry Co., Ltd.	11,595,555
72,800	Eisai Co., Ltd.	5,636,163
30,630	FANUC Corp.	4,648,396
15,396	Keyence Corp.	7,781,841
209,200	Komatsu Ltd.	4,495,694
702,678	Mitsui Fudosan Co., Ltd.	15,607,814
387,900	Nexon Co., Ltd.*	5,007,605
589,000	NTT DOCOMO, Inc.	13,234,369
201,513	Ono Pharmaceutical Co., Ltd.	4,115,037
125,600	Recruit Holdings Co., Ltd.	3,034,336
295,941	Sony Corp.	14,267,202
409,887	Sony Financial Holdings, Inc.	7,638,890
690,530	Sumitomo Mitsui Financial Group, Inc.	22,763,363
161,787	Sysmex Corp.	7,683,439
90,700	Terumo Corp.	5,115,942
474,301	Tokio Marine Holdings, Inc.	22,533,426
167,400	Yamato Holdings Co., Ltd.	4,589,545

		163,499,434

	Luxembourg - 0.5%
45,383	Spotify Technology S.A.*	5,150,971

	Netherlands - 7.0%
366,787	AerCap Holdings N.V.*	14,524,765
720,960	DP Eurasia N.V.*(1)	963,044
1,425,631	ING Groep N.V.	15,334,925
583,622	Koninklijke Philips N.V.	20,461,488
941,669	Royal Dutch Shell plc Class A	27,715,984

		79,000,206

	Norway - 0.5%
1,276,938	Norsk Hydro ASA	5,785,882

	South Korea - 2.1%
3,344	Hugel, Inc.*	1,146,993
5,193	NCSoft Corp.	2,176,751
571,541	Samsung Electronics Co., Ltd.	19,896,306

		23,220,050

	Spain - 2.7%
2,548,470	Iberdrola S.A.	20,463,905
390,185	Industria de Diseno Textil S.A.	9,959,341

		30,423,246

	Switzerland - 11.3%
181,511	Julius Baer Group Ltd.*	6,468,417
22,709	Lonza Group AG*	5,903,310
560,543	Nestle S.A.	45,495,209
437,967	Novartis AG	37,509,329
70,898	PSP Swiss Property AG	6,991,890
155,720	Swiss Re AG	14,326,292
775,576	UBS Group AG*	9,673,945

		126,368,392

	Taiwan - 2.6%
4,034,995	Taiwan Semiconductor Manufacturing Co., Ltd.	29,299,023

	United Kingdom - 13.4%
696,000	Anglo American plc	15,563,020
243,177	AstraZeneca plc	18,152,172
1,121,573	BAE Systems plc	6,559,916
579,560	British American Tobacco plc	18,441,027
834,861	Compass Group plc	17,569,498
95,874	Derwent London plc REIT	3,486,108
181,113	Intertek Group plc	11,084,625
476,762	Rio Tinto plc	22,833,271
273,669	Smith & Nephew plc	5,122,717

The accompanying notes are an integral part of these financial statements.

96

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	United Kingdom - 13.4% - (continued)
574,953	Unilever N.V. ADR	$31,146,502

		149,958,856

	United States - 0.5%
285,027	Bausch Health Cos., Inc.*	5,264,449

	Total Common Stocks (cost $1,206,635,860)	$1,086,564,418

	Total Long-Term Investments (cost $1,206,635,860)	$1,086,564,418

SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 3.0%
33,850,201	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.40%(3)	$33,850,201

	Securities Lending Collateral - 0.0%
2,660	Citibank NA DDCA, 2.39%, 1/2/2019(3)	2,660
35,151	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(3)	35,151
2,521	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(3)	2,521
1,839	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(3)	1,839
10,235	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(3)	10,235
794	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(3)	794

		53,200

	Total Short-Term Investments (cost $33,903,401)	$33,903,401

Total Investments (cost $1,240,539,261)	100.0%	$1,120,467,819
Other Assets and Liabilities	0.0%	462,345

Total Net Assets	100.0%	$1,120,930,164

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $29,117,177, representing 2.6% of net assets.

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$10,208,260	$—	$10,208,260	$—
Canada	48,376,527	48,376,527	—	—
China	137,416,806	45,908,281	91,508,525	—
Denmark	5,399,626	—	5,399,626	—
Finland	3,690,967	—	3,690,967	—
France	141,882,277	—	141,882,277	—
Germany	66,615,697	—	66,615,697	—
Hong Kong	4,052,062	—	4,052,062	—
India	22,211,185	—	22,211,185	—
Israel	7,153,400	7,153,400	—	—
Italy	21,587,102	—	21,587,102	—
Japan	163,499,434	—	163,499,434	—
Luxembourg	5,150,971	5,150,971	—	—
Netherlands	79,000,206	15,487,809	63,512,397	—
Norway	5,785,882	—	5,785,882	—
South Korea	23,220,050	—	23,220,050	—
Spain	30,423,246	—	30,423,246	—

The accompanying notes are an integral part of these financial statements.

97

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Description	Total	Level 1	Level 2	Level 3(1)
Switzerland	$126,368,392	$—	$126,368,392	$—
Taiwan	29,299,023	—	29,299,023	—
United Kingdom	149,958,856	—	149,958,856	—
United States	5,264,449	5,264,449	—	—
Short-Term Investments	33,903,401	33,903,401	—	—

Total	$1,120,467,819	$161,244,838	$959,222,981	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

98

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2%
	Banks - 5.8%
188,180	Cullen/Frost Bankers, Inc.	$16,548,549
35,974	First Citizens BancShares, Inc. Class A	13,563,997
255,999	First Republic Bank	22,246,313
144,274	M&T Bank Corp.	20,649,938
150,523	Pinnacle Financial Partners, Inc.	6,939,110
236,377	Prosperity Bancshares, Inc.	14,726,287
171,959	South State Corp.	10,308,942

		104,983,136

	Capital Goods - 8.0%
347,898	Fastenal Co.	18,191,586
230,941	HEICO Corp. Class A	14,549,283
237,835	IDEX Corp.	30,029,047
170,642	Lennox International, Inc.	37,346,708
232,591	Lincoln Electric Holdings, Inc.	18,339,800
115,904	Middleby Corp.*	11,906,818
243,775	PACCAR, Inc.	13,929,304

		144,292,546

	Commercial & Professional Services - 6.9%
119,353	Cimpress N.V.*	12,343,487
102,091	Cintas Corp.	17,150,267
54,821	CoStar Group, Inc.*	18,493,316
416,502	KAR Auction Services, Inc.	19,875,475
517,282	TransUnion	29,381,618
58,042	UniFirst Corp.	8,304,069
265,314	Waste Connections, Inc.	19,699,565

		125,247,797

	Consumer Durables & Apparel - 3.0%
195,996	Carter’s, Inc.	15,997,194
10,855	NVR, Inc.*	26,453,526
739,632	Under Armour, Inc. Class C*	11,959,849

		54,410,569

	Consumer Services - 2.1%
566,561	Aramark	16,413,272
283,388	Choice Hotels International, Inc.	20,284,913
52,497	Service Corp. International/US	2,113,529

		38,811,714

	Diversified Financials - 3.1%
54,026	Credit Acceptance Corp.*	20,624,966
97,233	FactSet Research Systems, Inc.	19,459,240
183,644	Northern Trust Corp.	15,350,802

		55,435,008

	Energy - 3.1%
176,185	Diamondback Energy, Inc.	16,332,350
897,830	Newfield Exploration Co.*	13,162,188
2,394,558	WPX Energy, Inc.*	27,178,233

		56,672,771

	Health Care Equipment & Services - 7.6%
219,358	Hill-Rom Holdings, Inc.	19,424,151
371,056	Integra LifeSciences Holdings Corp.*	16,734,626
252,198	NuVasive, Inc.*	12,498,933
188,322	STERIS plc	20,122,206
107,193	Teleflex, Inc.	27,707,247
192,479	Varian Medical Systems, Inc.*	21,809,795
224,108	Veeva Systems, Inc. Class A*	20,017,326

		138,314,284

	Insurance - 5.6%
25,048	Alleghany Corp.	15,612,919
27,251	Fairfax Financial Holdings Ltd.	11,996,269
323,440	Fidelity National Financial, Inc.	10,168,954
34,005	Markel Corp.*	35,298,890

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Insurance - 5.6% - (continued)
17,770	White Mountains Insurance Group Ltd.	$15,241,151
183,066	WR Berkley Corp.	13,530,408

		101,848,591

	Materials - 2.8%
618,385	Ball Corp.	28,433,342
160,077	Packaging Corp. of America	13,360,027
371,424	Silgan Holdings, Inc.	8,773,035

		50,566,404

	Media & Entertainment - 2.5%
217,216	Cargurus, Inc.*	7,326,696
434,344	TripAdvisor, Inc.*	23,428,515
122,098	Zillow Group, Inc. Class A*	3,837,540
334,691	Zillow Group, Inc. Class C*(1)	10,569,542

		45,162,293

	Pharmaceuticals, Biotechnology & Life Sciences - 11.5%
376,114	Aerie Pharmaceuticals, Inc.*	13,577,715
265,618	Agios Pharmaceuticals, Inc.*	12,247,646
507,210	Alkermes plc*	14,967,767
199,336	Alnylam Pharmaceuticals, Inc.*	14,533,588
113,491	Bio-Techne Corp.	16,424,418
143,101	Bluebird Bio, Inc.*(1)	14,195,619
343,025	Ionis Pharmaceuticals, Inc.*	18,543,932
836,772	Ironwood Pharmaceuticals, Inc.*	8,668,958
31,717	Mettler-Toledo International, Inc.*	17,938,501
195,617	PRA Health Sciences, Inc.*	17,988,939
186,208	Repligen Corp.*	9,820,610
160,781	Sage Therapeutics, Inc.*	15,401,212
384,884	Seattle Genetics, Inc.*	21,807,527
307,150	Ultragenyx Pharmaceutical, Inc.*	13,354,882

		209,471,314

	Real Estate - 1.4%
534,694	Equity Commonwealth REIT	16,046,167
684,605	Redfin Corp.*(1)	9,858,312

		25,904,479

	Retailing - 1.8%
303,272	CarMax, Inc.*	19,024,253
287,899	Etsy, Inc.*	13,695,355

		32,719,608

	Semiconductors & Semiconductor Equipment - 2.6%
241,596	MKS Instruments, Inc.	15,609,518
132,067	Monolithic Power Systems, Inc.	15,352,789
205,008	Silicon Laboratories, Inc.*	16,156,680

		47,118,987

	Software & Services - 17.8%
217,794	2U, Inc.*	10,828,718
282,666	Akamai Technologies, Inc.*	17,265,239
295,322	Black Knight, Inc.*	13,307,209
319,071	Blackbaud, Inc.	20,069,566
120,387	EPAM Systems, Inc.*	13,966,096
104,255	Fair Isaac Corp.*	19,495,685
1,583,552	Genpact Ltd.	42,740,069
246,379	Global Payments, Inc.	25,409,066
260,648	Guidewire Software, Inc.*	20,911,789
246,397	PTC, Inc.*	20,426,311
765,004	Teradata Corp.*	29,345,553
208,264	Total System Services, Inc.	16,929,781
239,393	VeriSign, Inc.*	35,499,588
269,064	WEX, Inc.*	37,685,104

		323,879,774

The accompanying notes are an integral part of these financial statements.

99

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Technology Hardware & Equipment - 7.0%
379,564	CDW Corp.	$30,763,662
892,827	CommScope Holding Co., Inc.*	14,633,435
115,720	F5 Networks, Inc.*	18,750,112
653,652	II-VI, Inc.*	21,217,544
313,574	Keysight Technologies, Inc.*	19,466,674
474,577	National Instruments Corp.	21,536,304

		126,367,731

	Transportation - 4.0%
56,098	AMERCO	18,406,315
334,710	Genesee & Wyoming, Inc. Class A*	24,775,234
902,327	JetBlue Airways Corp.*	14,491,371
268,829	Spirit Airlines, Inc.*	15,570,576

		73,243,496

	Utilities - 2.6%
169,521	Black Hills Corp.	10,642,528
335,449	NiSource, Inc.	8,503,632
515,419	UGI Corp.	27,497,604

		46,643,764

	Total Common Stocks (cost $1,660,595,161)	$1,801,094,266

	Total Long-Term Investments (cost $1,660,595,161)	$1,801,094,266

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 0.1%
2,099,522	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	$2,099,522

	Securities Lending Collateral - 1.0%
864,529	Citibank NA DDCA, 2.39%, 1/2/2019(2)	864,529
11,424,475	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	11,424,475
819,455	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(2)	819,455
597,551	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(2)	597,551
3,326,360	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	3,326,360

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.1% - (continued)
	Securities Lending Collateral - 1.0% - (continued)
258,217	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(2)	$258,217

		17,290,587

	Total Short-Term Investments (cost $19,390,109)	$19,390,109

Total Investments (cost $1,679,985,270)	100.3%	$1,820,484,375
Other Assets and Liabilities	(0.3)%	(5,586,367)

Total Net Assets	100.0%	$1,814,898,008

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$104,983,136	$104,983,136	$—	$—
Capital Goods	144,292,546	144,292,546	—	—
Commercial & Professional Services	125,247,797	125,247,797	—	—
Consumer Durables & Apparel	54,410,569	54,410,569	—	—
Consumer Services	38,811,714	38,811,714	—	—
Diversified Financials	55,435,008	55,435,008	—	—
Energy	56,672,771	56,672,771	—	—
Health Care Equipment & Services	138,314,284	138,314,284	—	—
Insurance	101,848,591	101,848,591	—	—
Materials	50,566,404	50,566,404	—	—
Media & Entertainment	45,162,293	45,162,293	—	—

The accompanying notes are an integral part of these financial statements.

100

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Description	Total	Level 1	Level 2	Level 3(1)
Pharmaceuticals, Biotechnology & Life Sciences	$209,471,314	$209,471,314	$—	$—
Real Estate	25,904,479	25,904,479	—	—
Retailing	32,719,608	32,719,608	—	—
Semiconductors & Semiconductor Equipment	47,118,987	47,118,987	—	—
Software & Services	323,879,774	323,879,774	—	—
Technology Hardware & Equipment	126,367,731	126,367,731	—	—
Transportation	73,243,496	73,243,496	—	—
Utilities	46,643,764	46,643,764	—	—
Short-Term Investments	19,390,109	19,390,109	—	—

Total	$1,820,484,375	$1,820,484,375	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

101

Hartford MidCap Growth HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Banks - 1.9%
16,346	First Republic Bank	$1,420,467

	Capital Goods - 8.6%
38,738	BWX Technologies, Inc.	1,480,954
22,459	Graco, Inc.	939,909
29,412	Hexcel Corp.	1,686,484
14,562	Lincoln Electric Holdings, Inc.	1,148,214
12,913	Middleby Corp.*	1,326,552

		6,582,113

	Commercial & Professional Services - 7.1%
8,652	Equifax, Inc.	805,761
45,347	IHS Markit Ltd.*	2,175,296
28,555	TransUnion	1,621,924
10,891	TriNet Group, Inc.*	456,877
11,814	WageWorks, Inc.*	320,868

		5,380,726

	Consumer Durables & Apparel - 1.1%
49,348	Under Armour, Inc. Class A*	871,979

	Consumer Services - 13.7%
96,070	Aramark	2,783,148
16,782	Bright Horizons Family Solutions, Inc.*	1,870,354
6,912	Domino’s Pizza, Inc.	1,714,107
72,547	Extended Stay America, Inc.	1,124,478
7,035	Grand Canyon Education, Inc.*	676,345
11,143	Hilton Worldwide Holdings, Inc.	800,067
6,873	Vail Resorts, Inc.	1,448,966

		10,417,465

	Diversified Financials - 2.6%
4,122	MarketAxess Holdings, Inc.	871,020
7,414	MSCI, Inc.	1,093,046

		1,964,066

	Health Care Equipment & Services - 9.2%
21,802	Acadia Healthcare Co., Inc.*	560,530
15,382	Cardinal Health, Inc.	686,037
9,876	Centene Corp.*	1,138,703
7,273	DexCom, Inc.*	871,305
10,931	Edwards Lifesciences Corp.*	1,674,301
2,420	Penumbra, Inc.*	295,724
10,822	Universal Health Services, Inc. Class B	1,261,412
2,277	WellCare Health Plans, Inc.*	537,577

		7,025,589

	Media & Entertainment - 3.2%
2,400	Electronic Arts, Inc.*	189,384
35,475	Liberty Media Corp-Liberty Formula One	1,089,082
10,973	Take-Two Interactive Software, Inc.*	1,129,561

		2,408,027

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
8,761	Bluebird Bio, Inc.*(1)	869,091
31,126	Elanco Animal Health, Inc.*	981,403
5,886	ICON plc*	760,530
24,290	Incyte Corp.*	1,544,601
1,859	Mettler-Toledo International, Inc.*	1,051,413
25,293	Seattle Genetics, Inc.*	1,433,102

		6,640,140

	Real Estate - 3.4%
15,930	SBA Communications Corp. REIT*	2,578,908

	Retailing - 7.6%
8,671	Burlington Stores, Inc.*	1,410,512
7,184	Etsy, Inc.*	341,743
18,340	Expedia Group, Inc.	2,066,001
2,112	O’Reilly Automotive, Inc.*	727,225

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Retailing - 7.6% - (continued)
2,609	Stamps.com, Inc.*	$406,065
9,168	Wayfair, Inc. Class A*	825,853

		5,777,399

	Semiconductors & Semiconductor Equipment - 4.5%
61,244	Advanced Micro Devices, Inc.*	1,130,564
10,691	KLA-Tencor Corp.	956,737
5,804	Monolithic Power Systems, Inc.	674,715
21,186	Teradyne, Inc.	664,817

		3,426,833

	Software & Services - 21.9%
7,917	2U, Inc.*	393,633
6,623	Autodesk, Inc.*	851,784
26,098	Black Knight, Inc.*	1,175,976
19,587	Blackbaud, Inc.	1,232,022
20,202	Ceridian HCM Holding, Inc.*	696,767
5,921	DocuSign, Inc.*	237,314
24,328	Gartner, Inc.*	3,110,092
19,898	Global Payments, Inc.	2,052,081
12,640	Guidewire Software, Inc.*	1,014,107
7,958	ServiceNow, Inc.*	1,416,922
9,839	Splunk, Inc.*	1,031,619
53,031	SS&C Technologies Holdings, Inc.	2,392,228
6,539	Workday, Inc. Class A*	1,044,148

		16,648,693

	Technology Hardware & Equipment - 4.6%
23,486	CDW Corp.	1,903,541
168,507	Flex Ltd.*	1,282,338
7,445	Itron, Inc.*	352,074

		3,537,953

	Total Common Stocks (cost $81,931,784)	$74,680,358

	Total Long-Term Investments (cost $81,931,784)	$74,680,358

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.1%
822,470	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	$822,470

	Securities Lending Collateral - 0.5%
20,398	Citibank NA DDCA, 2.39%, 1/2/2019(2)	20,398
269,547	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	269,547
19,334	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(2)	19,334
14,099	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(2)	14,098
78,482	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	78,482
6,092	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(2)	6,092

		407,951

	Total Short-Term Investments (cost $1,230,421)	$1,230,421

Total Investments (cost $83,162,205)	99.7%	$75,910,779
Other Assets and Liabilities	0.3%	196,656

Total Net Assets	100.0%	$76,107,435

The accompanying notes are an integral part of these financial statements.

102

Hartford MidCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$1,420,467	$1,420,467	$—	$—
Capital Goods	6,582,113	6,582,113	—	—
Commercial & Professional Services	5,380,726	5,380,726	—	—
Consumer Durables & Apparel	871,979	871,979	—	—
Consumer Services	10,417,465	10,417,465	—	—
Diversified Financials	1,964,066	1,964,066	—	—
Health Care Equipment & Services	7,025,589	7,025,589	—	—
Media & Entertainment	2,408,027	2,408,027	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,640,140	6,640,140	—	—
Real Estate	2,578,908	2,578,908	—	—
Retailing	5,777,399	5,777,399	—	—
Semiconductors & Semiconductor Equipment	3,426,833	3,426,833	—	—
Software & Services	16,648,693	16,648,693	—	—
Technology Hardware & Equipment	3,537,953	3,537,953	—	—
Short-Term Investments	1,230,421	1,230,421	—	—

Total	$75,910,779	$75,910,779	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

103

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 0.7%
101,758	Goodyear Tire & Rubber Co.	$2,076,881

	Banks - 10.3%
87,003	BancorpSouth Bank	2,274,258
78,614	Bank OZK	1,794,758
66,113	Comerica, Inc.	4,541,302
128,983	First Midwest Bancorp, Inc.	2,555,153
58,718	IBERIABANK Corp.	3,774,393
27,428	Pinnacle Financial Partners, Inc.	1,264,431
38,650	South State Corp.	2,317,068
206,518	Sterling Bancorp	3,409,612
73,949	Western Alliance Bancorp*	2,920,246
101,775	Zions Bancorporation	4,146,313

		28,997,534

	Capital Goods - 9.7%
44,505	Granite Construction, Inc.	1,792,661
37,949	Harris Corp.	5,109,833
42,367	Hubbell, Inc.	4,208,738
125,443	JELD-WEN Holding, Inc.*	1,782,545
268,456	Milacron Holdings Corp.*	3,191,942
55,535	Moog, Inc. Class A	4,302,852
344,294	Sanwa Holdings Corp.	3,909,082
70,291	Sensata Technologies Holding plc*	3,151,848

		27,449,501

	Commercial & Professional Services - 1.8%
193,688	Atento S.A.	776,689
85,033	Clean Harbors, Inc.*	4,196,378

		4,973,067

	Consumer Durables & Apparel - 1.8%
51,285	Lennar Corp. Class A	2,007,808
159,935	Newell Brands, Inc.	2,973,191

		4,980,999

	Consumer Services - 0.9%
59,992	Norwegian Cruise Line Holdings Ltd.*	2,543,061

	Diversified Financials - 0.9%
319,934	SLM Corp.*	2,658,652

	Energy - 6.6%
42,064	Delek U.S. Holdings, Inc.	1,367,501
94,355	Diamondback Energy, Inc.	8,746,708
611,907	Encana Corp.	3,536,822
280,474	Laredo Petroleum, Inc.*	1,015,316
61,421	Viper Energy Partners L.P.	1,599,403
195,410	WPX Energy, Inc.*	2,217,904

		18,483,654

	Food & Staples Retailing - 1.8%
163,903	US Foods Holding Corp.*	5,185,891

	Food, Beverage & Tobacco - 1.7%
18,447	Ingredion, Inc.	1,686,056
35,518	Post Holdings, Inc.*	3,165,719

		4,851,775

	Health Care Equipment & Services - 3.7%
70,692	Acadia Healthcare Co., Inc.*	1,817,491
56,505	Hill-Rom Holdings, Inc.	5,003,518
33,946	STERIS plc	3,627,130

		10,448,139

	Insurance - 9.1%
44,560	Assurant, Inc.	3,985,446
241,946	CNO Financial Group, Inc.	3,600,157
41,752	Hanover Insurance Group, Inc.	4,875,381
492,669	Lancashire Holdings Ltd.	3,801,913

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 9.1% - (continued)
42,466	Reinsurance Group of America, Inc.	$5,955,007
111,942	Unum Group	3,288,856

		25,506,760

	Materials - 9.5%
93,803	Alcoa Corp.*	2,493,284
122,585	Buzzi Unicem S.p.A.	2,114,374
85,219	Cabot Corp.	3,659,304
55,218	Carpenter Technology Corp.	1,966,313
54,591	Celanese Corp.(1)	4,911,552
123,959	Commercial Metals Co.	1,985,823
68,479	FMC Corp.	5,064,707
62,899	Reliance Steel & Aluminum Co.	4,476,522

		26,671,879

	Media & Entertainment - 0.7%
171,824	TEGNA, Inc.	1,867,727

	Real Estate - 12.1%
44,891	American Assets Trust, Inc. REIT	1,803,271
282,157	Brixmor Property Group, Inc. REIT	4,144,886
157,333	Corporate Office Properties Trust REIT	3,308,713
28,318	Equity LifeStyle Properties, Inc. REIT	2,750,527
5,714	Extra Space Storage, Inc. REIT	517,003
30,834	Life Storage, Inc. REIT	2,867,254
152,007	Park Hotels & Resorts, Inc. REIT	3,949,142
240,426	Physicians Realty Trust REIT	3,854,029
34,406	PS Business Parks, Inc. REIT	4,507,186
228,815	STORE Capital Corp. REIT	6,477,753

		34,179,764

	Retailing - 1.0%
98,040	Caleres, Inc.	2,728,453

	Semiconductors & Semiconductor Equipment - 2.7%
105,277	Axcelis Technologies, Inc.*	1,873,931
153,227	Ichor Holdings Ltd.*(1)	2,497,600
93,008	Silicon Motion Technology Corp. ADR	3,208,776

		7,580,307

	Software & Services - 6.1%
70,327	Amdocs Ltd.	4,119,756
58,300	Booz Allen Hamilton Holding Corp.	2,627,581
74,860	Leidos Holdings, Inc.	3,946,619
95,241	SS&C Technologies Holdings, Inc.	4,296,321
15,399	VeriSign, Inc.*	2,283,518

		17,273,795

	Technology Hardware & Equipment - 6.7%
37,359	Acacia Communications, Inc.*	1,419,642
111,056	Arrow Electronics, Inc.*	7,657,311
16,066	Coherent, Inc.*	1,698,337
71,774	Itron, Inc.*	3,394,192
91,798	KEMET Corp.	1,610,137
47,984	Keysight Technologies, Inc.*	2,978,847

		18,758,466

	Telecommunication Services - 1.6%
72,415	Millicom International Cellular S.A. ADR	4,582,110

	Transportation - 3.4%
63,677	Genesee & Wyoming, Inc. Class A*	4,713,372
200,584	JetBlue Airways Corp.*	3,221,379
66,084	Knight-Swift Transportation Holdings, Inc.	1,656,726

		9,591,477

	Utilities - 5.8%
128,693	Alliant Energy Corp.	5,437,279
47,329	Evergy, Inc.	2,686,867

The accompanying notes are an integral part of these financial statements.

104

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Utilities - 5.8% - (continued)
153,584	UGI Corp.	$8,193,707

		16,317,853

	Total Common Stocks (cost $281,728,041)	$277,707,745

	Total Long-Term Investments (cost $281,728,041)	$277,707,745

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 1.4%
3,395,095	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	$3,950,952

	Securities Lending Collateral - 0.7%
103,208	Citibank NA DDCA, 2.39%, 1/2/2019(2)	103,208
1,363,857	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	1,363,857
97,827	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(2)	97,827
71,336	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(2)	71,336
397,102	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	397,102
30,826	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(2)	30,826

		2,064,156

	Total Short-Term Investments (cost $6,015,108)	$6,015,108

Total Investments (cost $287,743,149)	100.7%	$283,722,853
Other Assets and Liabilities	(0.7)%	(2,054,854)

Total Net Assets	100.0%	$281,667,999

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$2,076,881	$2,076,881	$—	$—
Banks	28,997,534	28,997,534	—	—
Capital Goods	27,449,501	23,540,419	3,909,082	—
Commercial & Professional Services	4,973,067	4,973,067	—	—
Consumer Durables & Apparel	4,980,999	4,980,999	—	—
Consumer Services	2,543,061	2,543,061	—	—
Diversified Financials	2,658,652	2,658,652	—	—
Energy	18,483,654	18,483,654	—	—
Food & Staples Retailing	5,185,891	5,185,891	—	—
Food, Beverage & Tobacco	4,851,775	4,851,775	—	—
Health Care Equipment & Services	10,448,139	10,448,139	—	—
Insurance	25,506,760	21,704,847	3,801,913	—
Materials	26,671,879	24,557,505	2,114,374	—
Media & Entertainment	1,867,727	1,867,727	—	—
Real Estate	34,179,764	34,179,764	—	—
Retailing	2,728,453	2,728,453	—	—
Semiconductors & Semiconductor Equipment	7,580,307	7,580,307	—	—
Software & Services	17,273,795	17,273,795	—	—
Technology Hardware & Equipment	18,758,466	18,758,466	—	—
Telecommunication Services	4,582,110	—	4,582,110	—
Transportation	9,591,477	9,591,477	—	—
Utilities	16,317,853	16,317,853	—	—
Short-Term Investments	6,015,108	6,015,108	—	—

Total	$283,722,853	$269,315,374	$14,407,479	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

105

Hartford Small Cap Growth HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7%
	Automobiles & Components - 1.5%
158,221	Cooper Tire & Rubber Co.	$5,115,285
244,764	Tenneco, Inc.	6,704,086
84,238	Visteon Corp.*	5,077,867

		16,897,238

	Banks - 4.6%
224,328	First Busey Corp.	5,505,009
269,394	First Hawaiian, Inc.	6,064,059
155,993	Great Western Bancorp, Inc.	4,874,781
118,034	IBERIABANK Corp.	7,587,225
873,579	MGIC Investment Corp.*	9,137,636
235,637	Seacoast Banking Corp. of Florida*	6,131,275
448,503	Sterling Bancorp	7,404,785
142,148	Triumph Bancorp, Inc.*	4,221,796

		50,926,566

	Capital Goods - 9.6%
259,204	Aerojet Rocketdyne Holdings, Inc.*	9,131,757
266,804	Altra Industrial Motion Corp.	6,710,121
65,479	American Woodmark Corp.*	3,645,871
147,792	Applied Industrial Technologies, Inc.	7,971,901
88,725	Armstrong World Industries, Inc.	5,164,682
105,078	Astec Industries, Inc.	3,172,305
151,155	Axon Enterprise, Inc.*	6,613,031
133,290	AZZ, Inc.	5,379,584
181,063	Generac Holdings, Inc.*	8,998,831
213,536	ITT, Inc.	10,307,383
251,685	JELD-WEN Holding, Inc.*	3,576,444
153,463	John Bean Technologies Corp.	11,020,178
132,212	Mercury Systems, Inc.*	6,252,305
414,771	Milacron Holdings Corp.*	4,931,627
330,317	Rexnord Corp.*	7,580,775
74,151	SiteOne Landscape Supply, Inc.*	4,098,326
224,045	Welbilt, Inc.*	2,489,140

		107,044,261

	Commercial & Professional Services - 4.4%
361,080	Advanced Disposal Services, Inc.*	8,644,255
172,373	ASGN, Inc.*	9,394,328
155,606	Clean Harbors, Inc.*	7,679,156
204,181	Exponent, Inc.	10,354,019
90,273	Huron Consulting Group, Inc.*	4,631,908
93,457	MSA Safety, Inc.	8,810,191

		49,513,857

	Consumer Durables & Apparel - 5.4%
130,289	Carter’s, Inc.	10,634,188
144,720	Oxford Industries, Inc.	10,280,909
94,400	Skyline Champion Corp.	1,386,736
458,736	Steven Madden Ltd.	13,881,351
195,022	TopBuild Corp.*	8,775,990
464,850	Wolverine World Wide, Inc.	14,824,067

		59,783,241

	Consumer Services - 2.5%
150,718	Dunkin’ Brands Group, Inc.	9,664,038
120,330	Marriott Vacations Worldwide Corp.	8,484,468
158,498	Wingstop, Inc.	10,173,987

		28,322,493

	Diversified Financials - 2.3%
258,472	Blucora, Inc.*	6,885,694
115,291	Evercore, Inc. Class A	8,250,224
156,233	OneMain Holdings, Inc.*	3,794,900
856,694	SLM Corp.*	7,119,127

		26,049,945

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Energy - 1.5%
190,236	Newfield Exploration Co.*	$2,788,860
133,450	PDC Energy, Inc.*	3,971,472
345,673	ProPetro Holding Corp.*	4,258,691
400,020	WildHorse Resource Development Corp.*	5,644,282

		16,663,305

	Food & Staples Retailing - 2.2%
48,686	Casey’s General Stores, Inc.	6,238,624
339,464	Performance Food Group Co.*	10,954,504
119,332	PriceSmart, Inc.	7,052,521

		24,245,649

	Food, Beverage & Tobacco - 1.2%
597,585	Hostess Brands, Inc.*	6,537,580
81,860	Post Holdings, Inc.*	7,296,182

		13,833,762

	Health Care Equipment & Services - 13.1%
240,697	AtriCure, Inc.*	7,365,328
234,918	Cardiovascular Systems, Inc.*	6,692,814
291,078	Globus Medical, Inc. Class A*	12,597,856
85,462	Haemonetics Corp.*	8,550,473
345,189	HMS Holdings Corp.*	9,710,167
38,873	ICU Medical, Inc.*	8,926,407
143,679	Insulet Corp.*	11,396,618
156,205	Integra LifeSciences Holdings Corp.*	7,044,846
81,046	LHC Group, Inc.*	7,608,598
56,138	LivaNova plc*	5,134,943
90,863	Medidata Solutions, Inc.*	6,125,983
225,564	Merit Medical Systems, Inc.*	12,588,727
206,377	Omnicell, Inc.*	12,638,527
368,695	OraSure Technologies, Inc.*	4,306,358
75,321	Orthofix Medical, Inc.*	3,953,599
89,313	Providence Service Corp.*	5,360,566
699,442	R1 RCM, Inc.*	5,560,564
95,280	Teladoc Health, Inc.*(1)	4,723,030
57,219	U.S. Physical Therapy, Inc.	5,856,365

		146,141,769

	Household & Personal Products - 0.7%
212,070	Edgewell Personal Care Co.*	7,920,815

	Insurance - 0.9%
269,979	James River Group Holdings Ltd.	9,865,033

	Materials - 2.9%
141,699	Boise Cascade Co.	3,379,521
607,651	Graphic Packaging Holding Co.	6,465,407
232,276	Louisiana-Pacific Corp.	5,161,173
497,560	OMNOVA Solutions, Inc.*	3,647,115
312,594	PolyOne Corp.	8,940,188
364,965	Summit Materials, Inc. Class A*	4,525,566

		32,118,970

	Media & Entertainment - 0.4%
558,107	TrueCar, Inc.*	5,056,449

	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
227,314	Abeona Therapeutics, Inc.*(1)	1,623,022
145,720	Aerie Pharmaceuticals, Inc.*	5,260,492
54,568	Agios Pharmaceuticals, Inc.*	2,516,130
629,556	Amicus Therapeutics, Inc.*	6,031,146
442,737	Amneal Pharmaceuticals, Inc.*	5,990,232
53,025	Aptinyx, Inc.*	877,033
180,359	Arena Pharmaceuticals, Inc.*	7,024,983
103,151	Assembly Biosciences, Inc.*	2,333,276
151,423	Audentes Therapeutics, Inc.*	3,228,338
47,145	Avrobio, Inc.*	784,964
120,621	Biohaven Pharmaceutical Holding Co., Ltd.*	4,460,565
134,120	Blueprint Medicines Corp.*	7,230,409

The accompanying notes are an integral part of these financial statements.

106

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.4% - (continued)
202,517	Catalent, Inc.*	$6,314,480
217,746	Dermira, Inc.*	1,565,594
247,435	Five Prime Therapeutics, Inc.*	2,301,145
159,036	Flexion Therapeutics, Inc.*	1,800,288
132,463	G1 Therapeutics, Inc.*	2,536,666
182,017	GlycoMimetics, Inc.*	1,723,701
271,960	Heron Therapeutics, Inc.*	7,054,642
356,498	Intersect ENT, Inc.*	10,046,114
112,700	Karyopharm Therapeutics, Inc.*	1,055,999
72,837	Loxo Oncology, Inc.*	10,202,279
16,830	Madrigal Pharmaceuticals, Inc.*(1)	1,897,078
125,826	Minerva Neurosciences, Inc.*	848,067
149,805	MyoKardia, Inc.*	7,319,472
369,654	NanoString Technologies, Inc.*	5,481,969
158,430	Portola Pharmaceuticals, Inc.*(1)	3,092,554
97,714	REGENXBIO, Inc.*	4,099,102
203,216	Revance Therapeutics, Inc.*	4,090,738
860,583	Rigel Pharmaceuticals, Inc.*	1,979,341
102,858	Spark Therapeutics, Inc.*	4,025,862
185,085	Syneos Health, Inc.*	7,283,095
146,664	Ultragenyx Pharmaceutical, Inc.*	6,376,951

		138,455,727

	Real Estate - 2.8%
298,772	Columbia Property Trust, Inc. REIT	5,781,238
61,454	Coresite Realty Corp. REIT	5,360,632
227,697	Corporate Office Properties Trust REIT	4,788,468
240,215	Pebblebrook Hotel Trust REIT	6,800,487
61,974	PS Business Parks, Inc. REIT	8,118,594

		30,849,419

	Retailing - 3.5%
275,103	Caleres, Inc.	7,656,116
212,872	Core-Mark Holding Co., Inc.	4,949,274
182,553	Etsy, Inc.*	8,684,046
92,600	Five Below, Inc.*	9,474,832
164,459	Floor & Decor Holdings, Inc. Class A*	4,259,488
332,588	Michaels Cos., Inc.*(1)	4,503,242

		39,526,998

	Semiconductors & Semiconductor Equipment - 3.0%
131,960	Cirrus Logic, Inc.*	4,378,433
398,583	Cohu, Inc.	6,405,229
160,893	Diodes, Inc.*	5,190,408
360,994	Entegris, Inc.	10,069,928
501,037	FormFactor, Inc.*	7,059,611

		33,103,609

	Software & Services - 14.3%
111,638	2U, Inc.*	5,550,641
316,819	8x8, Inc.*	5,715,415
83,541	Alteryx, Inc. Class A*	4,968,183
89,711	Blackbaud, Inc.	5,642,822
54,169	CACI International, Inc. Class A*	7,801,961
232,904	Carbonite, Inc.*	5,883,155
477,853	Cloudera, Inc.*	5,285,054
49,079	EPAM Systems, Inc.*	5,693,655
153,259	Everbridge, Inc.*	8,698,981
51,243	Fair Isaac Corp.*	9,582,441
249,545	Five9, Inc.*	10,910,107
270,308	ForeScout Technologies, Inc.*	7,025,305
68,695	HubSpot, Inc.*	8,637,022
118,513	Instructure, Inc.*	4,445,423
133,145	LiveRamp Holdings, Inc.*	5,143,391
233,371	MINDBODY, Inc. Class A*	8,494,704
59,095	MongoDB, Inc.*(1)	4,948,615
106,537	New Relic, Inc.*	8,626,301

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Software & Services - 14.3% - (continued)
134,245	Paylocity Holding Corp.*	$8,082,892
158,469	Pegasystems, Inc.	7,579,572
304,187	Pivotal Software, Inc. Class A*	4,973,458
90,546	Q2 Holdings, Inc.*	4,486,554
69,638	Science Applications International Corp.	4,435,941
61,433	Trade Desk, Inc. Class A*	7,129,914

		159,741,507

	Technology Hardware & Equipment - 2.2%
251,294	CTS Corp.	6,506,002
117,610	ePlus, Inc.*	8,370,304
77,420	Lumentum Holdings, Inc.*	3,252,414
63,977	Rogers Corp.*	6,337,561

		24,466,281

	Telecommunication Services - 0.8%
405,609	ORBCOMM, Inc.*	3,350,330
634,867	Vonage Holdings Corp.*	5,542,389

		8,892,719

	Transportation - 1.5%
118,562	Genesee & Wyoming, Inc. Class A*	8,775,959
100,437	Knight-Swift Transportation Holdings, Inc.	2,517,955
312,393	Marten Transport Ltd.	5,057,643

		16,351,557

	Total Common Stocks (cost $1,116,091,672)	$1,045,771,170

EXCHANGE-TRADED FUNDS - 4.4%
	Other Investment Pools & Funds - 4.4%
290,806	iShares Russell 2000 Growth ETF(1)	$48,855,408

	Total Exchange-Traded Funds (cost $53,656,288)	$48,855,408

	Total Long-Term Investments (cost $1,169,747,960)	$1,094,626,578

SHORT-TERM INVESTMENTS - 5.3%
	Other Investment Pools & Funds - 1.4%
16,044,341	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	$16,044,341

	Securities Lending Collateral - 3.9%
2,176,416	Citibank NA DDCA, 2.39%, 1/2/2019(2)	2,176,416
28,760,636	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(2)	28,760,636
2,062,943	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(2)	2,062,943
1,504,310	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(2)	1,504,310
8,373,971	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(2)	8,373,971
650,050	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(2)	650,050

		43,528,326

	Total Short-Term Investments (cost $59,572,667)	$59,572,667

Total Investments (cost $1,229,320,627)	103.4%	$1,154,199,245
Other Assets and Liabilities	(3.4)%	(37,817,877)

Total Net Assets	100.0%	$1,116,381,368

The accompanying notes are an integral part of these financial statements.

107

Hartford Small Cap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$16,897,238	$16,897,238	$—	$—
Banks	50,926,566	50,926,566	—	—
Capital Goods	107,044,261	107,044,261	—	—
Commercial & Professional Services	49,513,857	49,513,857	—	—
Consumer Durables & Apparel	59,783,241	59,783,241	—	—
Consumer Services	28,322,493	28,322,493	—	—
Diversified Financials	26,049,945	26,049,945	—	—
Energy	16,663,305	16,663,305	—	—
Food & Staples Retailing	24,245,649	24,245,649	—	—
Food, Beverage & Tobacco	13,833,762	13,833,762	—	—
Health Care Equipment & Services	146,141,769	146,141,769	—	—
Household & Personal Products	7,920,815	7,920,815	—	—
Insurance	9,865,033	9,865,033	—	—
Materials	32,118,970	32,118,970	—	—
Media & Entertainment	5,056,449	5,056,449	—	—
Pharmaceuticals, Biotechnology & Life Sciences	138,455,727	138,455,727	—	—
Real Estate	30,849,419	30,849,419	—	—
Retailing	39,526,998	39,526,998	—	—
Semiconductors & Semiconductor Equipment	33,103,609	33,103,609	—	—
Software & Services	159,741,507	159,741,507	—	—
Technology Hardware & Equipment	24,466,281	24,466,281	—	—
Telecommunication Services	8,892,719	8,892,719	—	—
Transportation	16,351,557	16,351,557	—	—
Exchange-Traded Funds	48,855,408	48,855,408	—	—
Short-Term Investments	59,572,667	59,572,667	—	—

Total	$1,154,199,245	$1,154,199,245	$—	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

108

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Banks - 5.1%
158,420	BancorpSouth Bank	$4,141,099
155,718	CenterState Bank Corp.	3,276,307
521,876	MGIC Investment Corp.*	5,458,823
337,475	Sterling Bancorp	5,571,712
55,171	Texas Capital Bancshares, Inc.*	2,818,686
180,290	Union Bankshares Corp.	5,089,587

		26,356,214

	Capital Goods - 7.8%
398,375	Actuant Corp. Class A	8,361,891
62,801	Axon Enterprise, Inc.*	2,747,544
157,117	EnerSys	12,193,850
220,026	ITT, Inc.	10,620,655
296,739	Rexnord Corp.*	6,810,160

		40,734,100

	Commercial & Professional Services - 3.9%
140,797	Brink’s Co.	9,102,526
13,519	CoStar Group, Inc.*	4,560,500
163,016	TriNet Group, Inc.*	6,838,521

		20,501,547

	Consumer Durables & Apparel - 4.9%
107,904	Carter’s, Inc.	8,807,125
66,782	iRobot Corp.*(1)	5,592,325
311,463	Skyline Champion Corp.	4,575,391
29,260	Under Armour, Inc. Class A*	517,024
365,232	Under Armour, Inc. Class C*(1)	5,905,801

		25,397,666

	Consumer Services - 7.0%
219,125	Boyd Gaming Corp.	4,553,418
909,759	DraftKings, Inc.*(2)(3)(4)	2,319,485
58,010	Grand Canyon Education, Inc.*	5,577,081
124,721	Marriott Vacations Worldwide Corp.	8,794,078
236,716	Planet Fitness, Inc. Class A*	12,692,712
39,754	Wingstop, Inc.	2,551,809

		36,488,583

	Diversified Financials - 1.1%
69,705	Green Dot Corp. Class A*	5,542,942

	Energy - 1.5%
376,754	Centennial Resource Development, Inc. Class A*	4,151,829
139,698	Viper Energy Partners L.P.	3,637,736

		7,789,565

	Food & Staples Retailing - 1.5%
236,276	Performance Food Group Co.*	7,624,627

	Food, Beverage & Tobacco - 1.2%
104,607	MGP Ingredients, Inc.(1)	5,967,829

	Health Care Equipment & Services - 15.9%
53,902	Amedisys, Inc.*	6,312,463
23,248	DexCom, Inc.*	2,785,110
142,087	Globus Medical, Inc. Class A*	6,149,525
73,933	Haemonetics Corp.*	7,396,997
103,257	Hill-Rom Holdings, Inc.	9,143,407
313,974	HMS Holdings Corp.*	8,832,089
178,140	Insulet Corp.*	14,130,065
168,575	Merit Medical Systems, Inc.*	9,408,171
162,600	Omnicell, Inc.*	9,957,624
53,530	Penumbra, Inc.*	6,541,366
44,275	Teladoc Health, Inc.*	2,194,712

		82,851,529

	Insurance - 0.9%
120,752	James River Group Holdings Ltd.	4,412,278

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Materials - 3.6%
190,732	Cabot Corp.	$8,190,032
189,174	Carpenter Technology Corp.	6,736,486
44,055	Ingevity Corp.*	3,686,963

		18,613,481

	Pharmaceuticals, Biotechnology & Life Sciences - 11.6%
207,386	Abeona Therapeutics, Inc.*	1,480,736
119,134	Aerie Pharmaceuticals, Inc.*	4,300,737
267,988	Amicus Therapeutics, Inc.*	2,567,325
96,053	Arena Pharmaceuticals, Inc.*	3,741,264
67,927	CytomX Therapeutics, Inc.*	1,025,698
101,220	Exact Sciences Corp.*	6,386,982
95,175	G1 Therapeutics, Inc.*	1,822,601
41,034	Galapagos N.V. ADR*	3,764,459
111,040	Heron Therapeutics, Inc.*	2,880,378
181,083	Karyopharm Therapeutics, Inc.*	1,696,748
32,503	Loxo Oncology, Inc.*	4,552,695
63,935	MyoKardia, Inc.*	3,123,864
181,845	Nightstar Therapeutics plc ADR*	2,094,854
62,729	PRA Health Sciences, Inc.*	5,768,559
145,570	Ra Pharmaceuticals, Inc.*	2,649,374
50,661	REGENXBIO, Inc.*	2,125,229
111,612	Rhythm Pharmaceuticals, Inc.*	3,000,131
188,646	Sangamo Therapeutics, Inc.*	2,165,656
126,757	Syneos Health, Inc.*	4,987,888

		60,135,178

	Real Estate - 3.4%
142,087	Agree Realty Corp. REIT	8,400,183
138,395	NexPoint Residential Trust, Inc. REIT	4,850,745
270,845	Xenia Hotels & Resorts, Inc. REIT	4,658,534

		17,909,462

	Retailing - 6.9%
5,016,400	Allstar Co.*(2)(3)(4)	1,053,444
130,356	Etsy, Inc.*	6,201,035
68,336	Five Below, Inc.*	6,992,140
124,770	Floor & Decor Holdings, Inc. Class A*	3,231,543
42,928	RH*(1)	5,143,633
122,947	Sleep Number Corp.*	3,901,108
43,094	Tory Burch LLC*(2)(3)(4)	2,399,907
78,079	Wayfair, Inc. Class A*	7,033,356

		35,956,166

	Semiconductors & Semiconductor Equipment - 1.7%
206,163	Entegris, Inc.	5,750,917
203,162	Tower Semiconductor Ltd.*	2,994,608

		8,745,525

	Software & Services - 14.7%
70,910	2U, Inc.*	3,525,645
31,354	EPAM Systems, Inc.*	3,637,377
93,479	Everbridge, Inc.*	5,305,868
42,310	Fair Isaac Corp.*	7,911,970
208,662	Five9, Inc.*	9,122,703
158,865	Globant S.A.*	8,947,277
57,248	Guidewire Software, Inc.*	4,593,007
40,200	HubSpot, Inc.*	5,054,346
91,028	LiveRamp Holdings, Inc.*	3,516,412
269,883	Mimecast Ltd.*	9,076,165
222,074	Pivotal Software, Inc. Class A*	3,630,910
37,910	Trade Desk, Inc. Class A*	4,399,835
52,117	Wix.com Ltd.*	4,708,250
51,327	Zendesk, Inc.*	2,995,957

		76,425,722

The accompanying notes are an integral part of these financial statements.

109

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Technology Hardware & Equipment - 2.0%
64,006	Zebra Technologies Corp. Class A*	$10,191,675

	Telecommunication Services - 0.8%
199,391	Boingo Wireless, Inc.*	4,101,473
24,732	Vonage Holdings Corp.*	215,910

		4,317,383

	Transportation - 0.4%
127,814	JetBlue Airways Corp.*	2,052,693

	Total Common Stocks (cost $509,910,775)	$498,014,165

PREFERRED STOCKS - 1.3%
	Retailing - 0.5%
74,004	Honest Co.*(2)(3)(4)	$2,718,907

	Software & Services - 0.8%
410,300	MarkLogic Corp. Series F*(2)(3)(4)	4,103,000

	Total Preferred Stocks (cost $8,151,359)	$6,821,907

ESCROWS - 0.0%(5)
	Software & Services - 0.0%
157,023	Veracode, Inc.*(2)(3)(4)	$85,421

	Telecommunication Services - 0.0%
41,522	Docusign, Inc. Earnout*(2)(3)(4)	93,424

	Total Escrows (cost $—)	$178,845

	Total Long-Term Investments (cost $518,062,134)	$505,014,917

SHORT-TERM INVESTMENTS - 6.3%
	Other Investment Pools & Funds - 4.6%
23,660,741	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.40%(6)	$23,660,741

	Securities Lending Collateral - 1.7%
451,725	Citibank NA DDCA, 2.39%, 1/2/2019(6)	451,725
5,969,396	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(6)	5,969,396
428,173	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(6)	428,173
312,226	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(6)	312,226
1,738,054	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(6)	1,738,054
134,921	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(6)	134,921

		9,034,495

	Total Short-Term Investments (cost $32,695,236)	$32,695,236

Total Investments (cost $550,757,370)	103.5%	$537,710,153
Other Assets and Liabilities	(3.5)%	(18,210,475)

Total Net Assets	100.0%	$519,499,678

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(2)	Investment valued using significant unobservable inputs.

(3)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $12,773,588, which represented 2.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $12,773,588 or 2.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	5,016,400	$2,182,228	$1,053,444
05/2018	Docusign, Inc. Earnout	41,522	—	93,424
07/2015	DraftKings, Inc.	909,759	3,430,143	2,319,485
08/2015	Honest Co. Preferred	74,004	3,386,053	2,718,907
04/2015	MarkLogic Corp. Series F Preferred	410,300	4,765,306	4,103,000
11/2013	Tory Burch LLC	43,094	3,377,560	2,399,907
04/2017	Veracode, Inc.	157,023	—	85,421

			$17,141,290	$12,773,588

(5)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(6)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

110

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$26,356,214	$26,356,214	$—	$—
Capital Goods	40,734,100	40,734,100	—	—
Commercial & Professional Services	20,501,547	20,501,547	—	—
Consumer Durables & Apparel	25,397,666	25,397,666	—	—
Consumer Services	36,488,583	34,169,098	—	2,319,485
Diversified Financials	5,542,942	5,542,942	—	—
Energy	7,789,565	7,789,565	—	—
Food & Staples Retailing	7,624,627	7,624,627	—	—
Food, Beverage & Tobacco	5,967,829	5,967,829	—	—
Health Care Equipment & Services	82,851,529	82,851,529	—	—
Insurance	4,412,278	4,412,278	—	—
Materials	18,613,481	18,613,481	—	—
Pharmaceuticals, Biotechnology & Life Sciences	60,135,178	60,135,178	—	—
Real Estate	17,909,462	17,909,462	—	—
Retailing	35,956,166	32,502,815	—	3,453,351
Semiconductors & Semiconductor Equipment	8,745,525	8,745,525	—	—
Software & Services	76,425,722	76,425,722	—	—
Technology Hardware & Equipment	10,191,675	10,191,675	—	—
Telecommunication Services	4,317,383	4,317,383	—	—
Transportation	2,052,693	2,052,693	—	—
Preferred Stocks	6,821,907	—	—	6,821,907
Escrows	178,845	—	—	178,845
Short-Term Investments	32,695,236	32,695,236	—	—

Total	$537,710,153	$524,936,565	$—	$12,773,588

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2018:

	Common Stocks	Preferred Stocks	Escrows	Total
Beginning balance	$5,046,165	$12,389,626	$—	$17,435,791
Conversion*	(631,232)		631,232	—
Purchases	—	—	—	—
Sales	—	(3,898,583)	—	(3,898,583)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)		(290,199)	—	(290,199)
Net change in unrealized appreciation/depreciation	1,357,903	(1,378,937)	(452,387)	(473,421)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending balance	$5,772,836	$6,821,907	$178,845	$12,773,588

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at December 31, 2018 was $1,088,961.

*	Private Equity securities that were common stocks are now escrows.

The accompanying notes are an integral part of these financial statements.

111

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2%
	Banks - 2.3%
260,852	PNC Financial Services Group, Inc.	$30,496,207

	Capital Goods - 12.1%
143,222	3M Co.	27,289,520
204,638	General Dynamics Corp.	32,171,140
204,314	Honeywell International, Inc.	26,993,965
107,445	Lockheed Martin Corp.	28,133,399
104,459	Northrop Grumman Corp.	25,582,009
191,350	United Technologies Corp.	20,374,948

		160,544,981

	Consumer Durables & Apparel - 4.2%
514,261	NIKE, Inc. Class B	38,127,311
242,427	VF Corp.	17,294,742

		55,422,053

	Consumer Services - 4.9%
287,008	McDonald’s Corp.	50,964,010
222,357	Starbucks Corp.	14,319,791

		65,283,801

	Diversified Financials - 4.3%
347,393	American Express Co.	33,113,501
62,146	BlackRock, Inc.	24,412,192

		57,525,693

	Energy - 1.8%
267,009	Exxon Mobil Corp.	18,207,344
161,768	Schlumberger Ltd.	5,836,589

		24,043,933

	Food & Staples Retailing - 2.5%
159,095	Costco Wholesale Corp.	32,409,242

	Food, Beverage & Tobacco - 9.7%
1,035,163	Coca-Cola Co.	49,014,968
962,845	Diageo plc	34,406,685
404,760	PepsiCo., Inc.	44,717,885

		128,139,538

	Health Care Equipment & Services - 10.5%
493,321	Baxter International, Inc.	32,470,388
344,813	Danaher Corp.	35,557,117
412,687	Medtronic plc	37,538,009
132,893	UnitedHealth Group, Inc.	33,106,304

		138,671,818

	Household & Personal Products - 4.7%
636,400	Colgate-Palmolive Co.	37,878,528
268,283	Procter & Gamble Co.	24,660,573

		62,539,101

	Insurance - 5.6%
319,042	Chubb Ltd.	41,213,846
405,832	Marsh & McLennan Cos., Inc.	32,365,102

		73,578,948

	Materials - 4.8%
243,973	Ecolab, Inc.	35,949,422
180,358	Linde plc	28,143,062

		64,092,484

	Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
107,412	Amgen, Inc.	20,909,894
318,301	Johnson & Johnson	41,076,744
305,162	Merck & Co., Inc.	23,317,429

		85,304,067

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.2% - (continued)
	Real Estate - 6.4%
298,354	American Tower Corp. REIT	$47,196,619
181,924	Public Storage REIT	36,823,237

		84,019,856

	Retailing - 2.6%
9,440,100	Allstar Co.*(1)(2)(3)	1,982,421
709,932	TJX Cos., Inc.	31,762,358

		33,744,779

	Software & Services - 9.2%
224,706	Accenture plc Class A	31,685,793
126,405	Automatic Data Processing, Inc.	16,574,224
391,596	Microsoft Corp.	39,774,406
255,459	Visa, Inc. Class A	33,705,260

		121,739,683

	Transportation - 7.1%
418,475	Canadian National Railway Co.	30,993,266
260,170	Union Pacific Corp.	35,963,299
277,499	United Parcel Service, Inc. Class B	27,064,478

		94,021,043

	Total Common Stocks (cost $1,086,075,222)	$1,311,577,227

	Total Long-Term Investments (cost $1,086,075,222)	$1,311,577,227

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
11,699,371	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(4)	$11,699,371

	Total Short-Term Investments (cost $11,699,371)	$11,699,371

Total Investments (cost $1,097,774,593)	100.1%	$1,323,276,598
Other Assets and Liabilities	(0.1)%	(1,228,019)

Total Net Assets	100.0%	$1,322,048,579

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of this security was $1,982,421, which

The accompanying notes are an integral part of these financial statements.

112

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2018

represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)

Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,982,421 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Base Total Cost	Base Market Value
08/2011	Allstar Co.	9,440,100	$4,106,619	$1,982,421
(4)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$30,496,207	$30,496,207	$—	$—
Capital Goods	160,544,981	160,544,981	—	—
Consumer Durables & Apparel	55,422,053	55,422,053	—	—
Consumer Services	65,283,801	65,283,801	—	—
Diversified Financials	57,525,693	57,525,693	—	—
Energy	24,043,933	24,043,933	—	—
Food & Staples Retailing	32,409,242	32,409,242	—	—
Food, Beverage & Tobacco	128,139,538	93,732,853	34,406,685	—
Health Care Equipment & Services	138,671,818	138,671,818	—	—
Household & Personal Products	62,539,101	62,539,101	—	—
Insurance	73,578,948	73,578,948	—	—
Materials	64,092,484	64,092,484	—	—
Pharmaceuticals, Biotechnology & Life Sciences	85,304,067	85,304,067	—	—
Real Estate	84,019,856	84,019,856	—	—
Retailing	33,744,779	31,762,358	—	1,982,421
Software & Services	121,739,683	121,739,683	—	—
Transportation	94,021,043	94,021,043	—	—
Short-Term Investments	11,699,371	11,699,371	—	—

Total	$1,323,276,598	$1,286,887,492	$34,406,685	$1,982,421

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

113

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9%
	Asset-Backed - Automobile - 0.5%
$749,984	CIG Automobile Receivables Trust 2.71%, 05/15/2023(1)	$745,424
2,625,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,599,863
2,421,180	Skopos Auto Receivables Trust 3.19%, 09/15/2021(1)	2,419,165
4,810,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,749,127

		10,513,579

	Asset-Backed - Finance & Insurance - 18.0%
9,180,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 3.74%, 07/25/2029(1)(2)	9,153,295
6,890,000	Anchorage Capital CLO Ltd. 3 mo. USD LIBOR + 1.000%, 3.51%, 07/28/2028(1)(2)	6,817,200
9,215,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 3.96%, 04/24/2029(1)(2)	9,211,756
2,248,292	Apidos CLO 3 mo. USD LIBOR + 0.980%, 3.43%, 01/19/2025(1)(2)	2,247,139
4,560,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.090%, 3.53%, 01/15/2031(1)(2)	4,488,627
6,700,000	Atrium 3 mo. USD LIBOR + 0.830%, 3.30%, 04/22/2027(1)(2)	6,616,953
	Avery Point CLO Ltd.
2,985,421	3 mo. USD LIBOR + 1.120%, 3.57%, 01/18/2025(1)(2)	2,981,472
6,972,092	3 mo. USD LIBOR + 1.100%, 3.59%, 04/25/2026(1)(2)	6,960,498
1,746,481	Babson CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.62%, 07/20/2025(1)(2)	1,742,623
6,467,471	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	6,410,642
	Bayview Opportunity Master Fund Trust
1,050,054	3.35%, 11/28/2032(1)(4)	1,045,511
2,867,327	3.50%, 01/28/2055(1)(3)	2,841,919
3,361,243	3.50%, 06/28/2057(1)(3)	3,330,990
4,382,406	3.50%, 01/28/2058(1)(3)	4,338,482
1,272,764	3.60%, 02/25/2033(1)(4)	1,269,733
2,566,635	4.00%, 11/28/2053(1)(3)	2,575,365
5,083,479	4.00%, 10/28/2064(1)(3)	5,099,927
5,759,000	Bellemeade Re Ltd. 1 mo. USD LIBOR + 1.200%, 3.71%, 10/25/2027(1)(2)	5,757,379
560,000	Benefit Street Partners CLO Ltd. 3 mo. USD LIBOR + 0.800%, 3.25%, 10/18/2029(1)(2)	559,720
783,917	Cal Funding Ltd. 3.47%, 10/25/2027(1)	779,159
7,890,000	Carlyle Global Market Strategies CLO Ltd. 1 mo. USD LIBOR + 0.780%, 3.29%, 04/27/2027(1)(2)	7,846,045
	CBAM Ltd.
3,330,000	3 mo. USD LIBOR + 1.120%, 3.56%, 10/20/2029(1)(2)	3,308,661
7,305,000	3 mo. USD LIBOR + 1.230%, 3.68%, 10/17/2029(1)(2)	7,250,680
	CIFC Funding Ltd.
517,018	3 mo. USD LIBOR + 0.850%, 3.29%, 07/16/2030(1)(2)	516,992
8,960,000	3 mo. USD LIBOR + 1.050%, 3.54%, 04/24/2030(1)(2)	8,819,418
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,245,052
1,305,522	Civic Mortgage LLC 3.89%, 06/25/2022(1)(4)	1,303,784
2,130,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 4.29%, 10/15/2029(1)(2)	2,101,518
3,258,625	Domino’s Pizza Master Issuer LLC 4.12%, 07/25/2048(1)	3,214,862
	Dryden Senior Loan Fund
7,264,000	3 mo. USD LIBOR + 0.820%, 3.43%, 11/15/2028(1)(2)	7,154,532

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Asset-Backed - Finance & Insurance - 18.0% - (continued)
$7,852,000	3 mo. USD LIBOR + 1.430%, 3.87%, 10/15/2028(1)(2)	$7,849,158
2,950,000	Eagle Re Ltd. 1 mo. USD LIBOR + 1.700%, 3.98%, 11/25/2028(1)(2)	2,945,911
1,272,788	Fieldstone Mortgage Investment Corp. 1 mo. USD LIBOR + 0.270%, 2.78%, 05/25/2036(2)	965,397
3,267,261	First Franklin Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 2.75%, 04/25/2036(2)	2,981,778
3,496,681	GSAMP Trust 1 mo. USD LIBOR + 0.090%, 2.60%, 01/25/2037(2)	2,296,694
2,295,000	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.000%, 3.58%, 02/05/2031(1)(2)	2,249,529
4,578,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 3.68%, 07/20/2030(1)(2)	4,575,148
3,235,000	Lendmark Funding Trust 2.83%, 12/22/2025(1)	3,191,806
	Madison Park Funding Ltd.
7,200,000	3 mo. USD LIBOR + 1.160%, 3.64%, 07/23/2029(1)(2)	7,166,110
3,582,000	3 mo. USD LIBOR + 1.190%, 3.66%, 10/21/2030(1)(2)	3,563,345
8,416,217	3 mo. USD LIBOR + 1.260%, 3.73%, 07/20/2026(1)(2)	8,410,956
	Magnetite Ltd.
7,657,180	3 mo. USD LIBOR + 1.000%, 3.49%, 07/25/2026(1)(2)	7,649,845
6,595,000	3 mo. USD LIBOR + 1.500%, 3.99%, 07/25/2026(1)(2)	6,554,362
928,889	Marlette Funding Trust 2.36%, 12/15/2024(1)	926,088
4,978,140	MFA Trust 3.35%, 11/25/2047(1)(4)	4,960,104
804,548	Nationstar HECM Loan Trust 2.04%, 09/25/2027(1)(3)	801,460
4,450,000	Neuberger Berman CLO Ltd. 3 mo. USD LIBOR + 0.800%, 3.24%, 01/15/2028(1)(2)	4,396,062
	NRZ Advance Receivables Trust
3,265,500	2.58%, 10/15/2049(1)	3,245,134
6,250,000	3.11%, 12/15/2050(1)	6,239,430
5,421,000	3.21%, 02/15/2051(1)	5,410,011
	NRZ Excess Spread-Collateralized Notes
4,556,869	3.19%, 01/25/2023(1)	4,527,232
2,819,415	3.27%, 02/25/2023(1)	2,814,630
2,014,432	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(4)	1,973,736
2,495,000	Oaktree EIF Ltd. 3 mo. USD LIBOR + 1.450%, 3.90%, 07/17/2029(1)(2)	2,493,723
6,780,000	OCP CLO Ltd. 3 mo. USD LIBOR + 0.850%, 3.30%, 04/17/2027(1)(2)	6,711,942
3,715,000	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.320%, 3.79%, 03/17/2030(1)(2)	3,716,363
	OneMain Financial Issuance Trust
7,814,000	2.37%, 09/14/2032(1)	7,692,881
2,388,506	4.10%, 03/20/2028(1)	2,394,125
	Pretium Mortgage Credit Partners LLC
891,480	3.33%, 12/30/2032(1)(3)	880,778
1,128,533	3.38%, 01/27/2033(1)(4)	1,118,152
717,876	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	715,870
5,250,000	SBA Tower Trust 2.90%, 10/15/2044(1)(4)	5,219,053
450,081	Securitized Asset Backed Receivables LLC Trust 1 mo. USD LIBOR + 0.090%, 2.60%, 07/25/2036(2)	209,487
7,305,000	Shackleton CLO Ltd. 3 mo. USD LIBOR + 1.020%, 3.36%, 07/17/2028(1)(2)	7,218,911
	SoFi Consumer Loan Program LLC
1,374,040	2.50%, 05/26/2026(1)	1,358,130
705,757	2.77%, 05/25/2026(1)	699,477

The accompanying notes are an integral part of these financial statements.

114

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Asset-Backed - Finance & Insurance - 18.0% - (continued)
$1,565,269	3.05%, 12/26/2025(1)	$1,561,875
1,336,715	3.09%, 10/27/2025(1)	1,333,902
1,221,540	3.28%, 01/26/2026(1)	1,220,909
	Sound Point CLO Ltd.
5,015,000	1 mo. USD LIBOR + 1.150%, 3.60%, 04/18/2031(1)(2)	4,937,513
2,575,000	3 mo. USD LIBOR + 1.390%, 3.87%, 01/23/2029(1)(2)	2,572,724
	Springleaf Funding Trust
8,130,000	2.68%, 07/15/2030(1)	7,990,524
4,868,963	2.90%, 11/15/2029(1)	4,840,660
5,340,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	5,330,062
8,413,695	Symphony CLO Ltd. 3 mo. USD LIBOR + 1.280%, 3.72%, 07/14/2026(1)(2)	8,418,693
	Towd Point Mortgage Trust
8,078,939	2.75%, 10/25/2056(1)(3)	7,902,852
2,121,521	2.75%, 04/25/2057(1)(3)	2,074,765
5,633,305	2.75%, 06/25/2057(1)(3)	5,481,112
3,939,877	2.75%, 07/25/2057(1)(3)	3,835,878
7,660,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.070%, 3.54%, 10/20/2028(1)(2)	7,632,209
5,390,203	VOLT LLC 3.38%, 10/25/2047(1)(4)	5,335,288
1,225,073	VOLT LX LLC 3.25%, 06/25/2047(1)(4)	1,219,131
1,275,469	VOLT LXII LLC 3.13%, 09/25/2047(1)(4)	1,265,357
3,201,560	VOLT LXVI 4.34%, 05/25/2048(1)(4)	3,198,087
	Voya CLO Ltd.
7,550,000	3 mo. USD LIBOR + 0.900%, 3.35%, 01/18/2029(1)(2)	7,452,416
4,835,000	1 mo. USD LIBOR + 0.990%, 3.44%, 04/18/2031(1)(2)	4,757,872
2,670,000	3 mo. USD LIBOR + 1.250%, 3.70%, 01/18/2029(1)(2)	2,558,212
2,915,000	3 mo. USD LIBOR + 1.250%, 3.70%, 04/17/2030(1)(2)	2,907,089
2,059,200	Wendy’s Funding LLC 3.88%, 03/15/2048(1)	1,940,281
1,810,000	Wingstop Funding LLC 4.97%, 12/05/2048(1)	1,850,996
10,785,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(2)	10,846,474

		374,577,633

	Asset-Backed - Home Equity - 1.5%
	GSAA Home Equity Trust
6,024,981	1 mo. USD LIBOR + 0.080%, 2.59%, 02/25/2037(2)	2,913,899
3,530,985	1 mo. USD LIBOR + 0.100%, 2.61%, 03/25/2037(2)	1,684,730
2,611,197	1 mo. USD LIBOR + 0.180%, 2.69%, 11/25/2036(2)	1,171,125
114,291	1 mo. USD LIBOR + 0.240%, 2.75%, 11/25/2036(2)	64,143
636,597	5.99%, 06/25/2036(3)	292,051
7,541,264	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(1)(4)	7,515,841
103,323	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 2.66%, 06/25/2036(2)	86,003
1,494,544	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 2.68%, 11/25/2036(2)	626,623
	New Residential Mortgage Loan Trust
6,483,715	4.00%, 08/27/2057(1)(3)	6,517,251
2,762,942	4.00%, 12/25/2057(1)(3)	2,776,969
5,569,307	1 mo. USD LIBOR + 1.500%, 4.01%, 06/25/2057(1)(2)	5,668,813

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Asset-Backed - Home Equity - 1.5% - (continued)
	Soundview Home Loan Trust
$2,873,938	1 mo. USD LIBOR + 0.180%, 2.69%, 07/25/2037(2)	$2,568,887
435,000	1 mo. USD LIBOR + 0.250%, 2.76%, 11/25/2036(2)	396,781

		32,283,116

	Collateralized - Mortgage Obligations - 0.2%
1,414,508	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(3)	1,405,652
2,181,531	Consumer Loan Underlying Bond Credit Trust 2.61%, 01/15/2024(1)	2,168,613

		3,574,265

	Commercial Mortgage - Backed Securities - 5.5%
	Banc of America Commercial Mortgage Trust
39,931,203	0.75%, 11/15/2050(3)(5)	2,098,564
4,709,071	0.82%, 11/15/2054(3)(5)	263,121
	BBCMS Mortgage Trust
28,862,361	1.51%, 02/15/2050(3)(5)	2,602,692
8,553,000	1 mo. USD LIBOR + 0.850%, 3.31%, 08/15/2036(1)(2)	8,540,268
	Benchmark Mortgage Trust
12,000,262	0.53%, 01/15/2051(3)(5)	442,346
20,325,512	0.54%, 07/15/2051(3)(5)	754,702
	Citigroup Commercial Mortgage Trust
22,414,407	1.02%, 07/10/2047(3)(5)	962,883
26,314,625	1.11%, 04/10/2048(3)(5)	1,289,301
	Commercial Mortgage Pass-Through Certificates
7,436,115	0.65%, 02/10/2047(3)(5)	195,124
535,000	4.24%, 02/10/2047(3)	556,851
	Commercial Mortgage Trust
4,121,104	0.68%, 08/10/2046(3)(5)	112,571
6,762,951	1.92%, 07/10/2046(1)(3)(5)	153,056
1,035,000	2.54%, 12/10/2045	1,011,086
950,805	2.82%, 10/15/2045	935,902
1,670,000	2.85%, 10/15/2045	1,641,129
1,145,000	3.10%, 03/10/2046	1,138,574
876,221	3.21%, 03/10/2046	875,270
6,780,000	3.42%, 03/10/2031(1)	6,890,219
1,260,000	3.61%, 06/10/2046(3)	1,276,206
705,000	3.62%, 07/10/2050	708,924
2,120,000	3.69%, 08/10/2047	2,149,763
1,150,133	3.80%, 08/10/2047	1,172,938
1,485,000	3.83%, 07/15/2047	1,514,673
575,125	3.96%, 03/10/2047	589,606
1,199,384	4.02%, 07/10/2045	1,237,616
630,000	4.07%, 02/10/2047(3)	650,524
1,045,000	4.21%, 08/10/2046(3)	1,085,583
615,085	4.23%, 07/10/2045(3)	641,182
720,000	4.57%, 10/15/2045(1)(3)	163,238
1,920,000	4.75%, 10/15/2045(1)(3)	978,240
436,716	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	429,226
	CSAIL Commercial Mortgage Trust
62,588,014	0.80%, 06/15/2057(3)(5)	2,411,616
3,833,675	1.02%, 11/15/2048(3)(5)	175,534
11,373,718	1.80%, 01/15/2049(3)(5)	1,010,967
470,000	3.45%, 08/15/2048	468,008
545,000	3.54%, 11/15/2048	544,418
550,000	3.72%, 08/15/2048	555,343
83,000	3.76%, 11/15/2048	83,896
7,397,420	DBUBS Mortgage Trust 0.71%, 11/10/2046(1)(3)(5)	66,802

The accompanying notes are an integral part of these financial statements.

115

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Commercial Mortgage - Backed Securities - 5.5% - (continued)
$3,024,029	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	$3,132,069
	FREMF Mortgage Trust
4,680,000	3.05%, 10/25/2047(1)(3)	4,660,364
868,000	4.29%, 11/25/2051(1)(3)	781,018
5,485,000	5.28%, 09/25/2043(1)(3)	5,632,176
1,086,895	GE Business Loan Trust 1 mo. USD LIBOR + 1.000%, 3.46%, 05/15/2034(1)(2)	1,020,271
	GS Mortgage Securities Trust
45,732,241	0.09%, 07/10/2046(3)(5)	175,077
6,508,531	1.34%, 08/10/2044(1)(3)(5)	176,229
4,340,000	2.95%, 11/05/2034(1)	4,300,996
1,580,166	3.67%, 04/10/2047(1)	654,995
785,121	4.07%, 01/10/2047	808,597
2,215,000	4.97%, 04/10/2047(1)(3)	1,842,378
	JP Morgan Chase Commercial Mortgage Securities Trust
2,185,000	2.73%, 10/15/2045(1)(3)	1,110,810
765,128	2.84%, 12/15/2047	751,811
1,290,924	4.37%, 12/15/2047(1)(3)	1,060,286
	JPMBB Commercial Mortgage Securities Trust
24,491,642	0.75%, 09/15/2047(3)(5)	673,158
7,539,456	0.81%, 05/15/2048(3)(5)	224,865
825,000	2.91%, 10/15/2048	802,002
1,119,872	3.36%, 07/15/2045	1,121,057
11,349	Lehman Brothers Small Balance Commercial Mortgage Trust 5.52%, 09/25/2030(1)(3)	11,389
	Morgan Stanley Bank of America Merrill Lynch Trust
1,532,918	1.04%, 10/15/2048(3)(5)	82,606
15,758,482	1.10%, 12/15/2047(3)(5)	582,905
1,530,000	3.13%, 12/15/2048	1,520,437
1,320,000	3.18%, 08/15/2045	1,314,192
795,172	4.26%, 10/15/2046(3)	825,922
	Morgan Stanley Capital Trust
32,201,068	0.34%, 09/15/2047(1)(3)(5)	212,839
8,232,076	1.45%, 06/15/2050(3)(5)	671,327
4,920,000	3.47%, 08/11/2033(1)	4,978,326
1,460,000	5.15%, 07/15/2049(1)(3)	1,315,407
920,000	5.24%, 10/12/2052(1)(3)	100,954
3,830,000	Oaktown Re II Ltd. 3 mo. USD LIBOR + 1.550%, 4.06%, 07/25/2028(1)(2)	3,834,641
790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(3)	730,754
	UBS Commercial Mortgage Trust
4,928,569	1.15%, 08/15/2050(3)(5)	348,950
850,000	3.43%, 08/15/2050	833,268
	UBS-Barclays Commercial Mortgage Trust
790,000	2.85%, 12/10/2045	781,063
2,295,000	3.09%, 08/10/2049	2,289,926
2,065,000	3.19%, 03/10/2046	2,064,492
775,000	3.24%, 04/10/2046	776,577
	Wells Fargo Commercial Mortgage Trust
21,135,621	1.16%, 05/15/2048(3)(5)	1,000,129
1,166,029	2.92%, 10/15/2045	1,153,601
419,000	2.92%, 11/15/2049	398,851
345,000	2.94%, 10/15/2049	328,981
805,000	3.29%, 05/15/2048	795,588
440,000	3.41%, 12/15/2047	440,394
445,000	3.79%, 09/15/2048	450,361
430,000	4.10%, 05/15/2048(3)	378,059
	WF-RBS Commercial Mortgage Trust
255,115	2.88%, 12/15/2045	251,172
1,215,000	3.00%, 08/15/2045	1,207,093

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Commercial Mortgage - Backed Securities - 5.5% - (continued)
$1,150,000	3.07%, 03/15/2045	$1,141,408
450,000	3.35%, 05/15/2045	446,148
1,015,000	3.61%, 11/15/2047	1,022,992
990,000	3.72%, 05/15/2047	1,005,550
925,000	4.00%, 05/15/2047	951,923
230,000	4.05%, 03/15/2047	237,243
755,286	4.10%, 03/15/2047	780,850
1,095,000	4.15%, 08/15/2046(3)	1,134,277
710,000	5.00%, 06/15/2044(1)(3)	524,997
790,000	5.58%, 04/15/2045(1)(3)	791,357

		115,023,070

	Diversified Financial Services - 0.1%
1,716,000	Barings CLO Ltd. 1 mo. USD LIBOR + 0.950%, 3.42%, 07/20/2029(1)(2)	1,692,762

	Other ABS - 1.4%
3,967,224	Atlas Senior Loan Fund IV Ltd. 3 mo. USD LIBOR + 0.680%, 3.30%, 02/17/2026(1)(2)	3,939,279
7,420,000	Galaxy XXIX CLO Ltd. 3 mo. USD LIBOR + 0.790%, 3.41%, 11/15/2026(1)(2)	7,379,049
6,116,737	Seasoned Credit Risk Transfer Trust 3.50%, 11/25/2057	6,045,055
7,465,000	TICP CLO XII Ltd. 3 mo. USD LIBOR + 1.110%, 3.70%, 01/15/2031(1)(2)	7,444,859
4,695,000	VOLT LXXIII LLC 4.46%, 10/25/2048(1)(4)	4,696,194

		29,504,436

	Whole Loan Collateral CMO - 7.7%
	Alternative Loan Trust
1,150,163	1 mo. USD LIBOR + 0.320%, 2.64%, 11/25/2035(2)	1,053,769
234,609	1 mo. USD LIBOR + 0.540%, 3.05%, 01/25/2036(2)	222,482
1,103,215	5.75%, 05/25/2036	797,000
	Angel Oak Mortgage Trust LLC
1,878,841	2.48%, 07/25/2047(1)(3)	1,850,410
1,520,374	2.71%, 11/25/2047(1)(3)	1,508,141
385,025	2.81%, 01/25/2047(1)(3)	382,715
	Banc of America Funding Trust
1,405,723	1 mo. USD LIBOR + 0.300%, 2.77%, 05/20/2047(2)	1,280,867
4,368,907	5.77%, 05/25/2037(3)	4,178,623
162,642	5.85%, 01/25/2037(4)	151,849
994,698	BCAP LLC Trust 1 mo. USD LIBOR + 0.180%, 2.69%, 03/25/2037(2)	962,339
415,230	Bear Stearns Adjustable Rate Mortgage Trust 1 year USD CMT + 2.300%, 4.73%, 10/25/2035(2)	418,365
1,313,997	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 3.01%, 01/25/2036(2)	1,334,480
467,736	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 2.69%, 10/25/2036(2)	428,270
6,240,000	Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.66%, 07/27/2030(1)(2)	6,166,231
	CHL Mortgage Pass-Through Trust
544,235	3.85%, 11/20/2035(3)	499,046
2,418,832	4.06%, 09/25/2047(3)	2,243,582
6,152,906	CIM Trust 3.00%, 04/25/2057(1)(3)	6,104,559
4,485,000	Colombia Cent CLO Ltd. 3 mo. USD LIBOR + 1.150%, 3.64%, 10/25/2028(1)(2)	4,448,192
1,919,182	COLT Mortgage Loan Trust 2.93%, 02/25/2048(1)(3)	1,897,201
2,046,371	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,956,036
2,575,403	CSMC Trust 3.25%, 04/25/2047(1)(3)	2,513,437

The accompanying notes are an integral part of these financial statements.

116

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Whole Loan Collateral CMO - 7.7% - (continued)
	Deephaven Residential Mortgage Trust
$1,393,623	2.45%, 06/25/2047(1)(3)	$1,370,660
1,614,134	2.58%, 10/25/2047(1)(3)	1,593,563
714,447	2.73%, 12/26/2046(1)(3)	707,386
	Fannie Mae Connecticut Avenue Securities
2,025,000	1 mo. USD LIBOR + 3.550%, 6.06%, 07/25/2029(2)	2,146,087
4,065,143	1 mo. USD LIBOR + 4.350%, 6.86%, 05/25/2029(2)	4,402,334
1,313,979	1 mo. USD LIBOR + 4.900%, 7.41%, 11/25/2024(2)	1,466,584
725,147	1 mo. USD LIBOR + 5.700%, 8.21%, 04/25/2028(2)	818,639
616,000	1 mo. USD LIBOR + 6.000%, 8.51%, 09/25/2028(2)	707,078
1,952,739	Galton Funding Mortgage Trust 3.50%, 11/25/2057(1)(3)	1,946,521
34,846	GMACM Mortgage Loan Trust 3.83%, 04/19/2036(3)	30,780
	GSR Mortgage Loan Trust
1,341,254	1 mo. USD LIBOR + 0.300%, 2.81%, 01/25/2037(2)	744,390
2,224,068	4.35%, 01/25/2036(3)	2,205,125
	HarborView Mortgage Loan Trust
1,141,376	1 mo. USD LIBOR + 0.190%, 2.66%, 01/19/2038(2)	1,096,293
4,134,214	1 mo. USD LIBOR + 0.240%, 2.71%, 12/19/2036(2)	3,773,491
3,060,000	Home Re Ltd. 1 mo. USD LIBOR + 1.600%, 4.11%, 10/25/2028(1)(2)	3,063,728
1,256,908	IndyMac Index Mortgage Loan Trust 3.74%, 03/25/2036(3)	1,122,906
315,769	JP Morgan Mortgage Trust 4.13%, 04/25/2037(3)	296,786
2,735,000	LCM L.P. 3 mo. USD LIBOR + 1.040%, 3.38%, 10/20/2027(1)(2)	2,712,269
1,363,265	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 2.72%, 07/25/2046(2)	1,311,170
	LSTAR Securities Investment Ltd.
994,314	1 mo. USD LIBOR + 1.550%, 3.85%, 04/01/2021(1)(2)	973,262
1,583,128	1 mo. USD LIBOR + 1.650%, 4.00%, 11/01/2022(1)(2)	1,594,362
1,365,009	1 mo. USD LIBOR + 1.750%, 4.10%, 09/01/2022(1)(2)	1,368,867
2,191,538	1 mo. USD LIBOR + 1.750%, 4.10%, 10/01/2022(1)(2)	2,183,582
516,853	MASTR Adjustable Rate Mortgages Trust 4.44%, 11/21/2034(3)	529,057
1,490,115	MFA Trust 2.59%, 02/25/2057(1)(3)	1,465,544
	New Residential Mortgage Loan Trust
6,988,093	1 mo. USD LIBOR + 0.750%, 3.26%, 01/25/2048(1)(2)	6,951,318
4,698,349	3.75%, 11/26/2035(1)(3)	4,702,160
4,172,004	3.75%, 11/25/2056(1)(3)	4,166,189
7,867,644	4.00%, 02/25/2057(1)(3)	7,916,533
7,715,782	4.00%, 03/25/2057(1)(3)	7,786,990
6,239,110	4.00%, 04/25/2057(1)(3)	6,276,746
4,997,502	4.00%, 05/25/2057(1)(3)	5,042,036
7,485,000	OZLM Ltd. 3 mo. USD LIBOR + 1.050%, 3.57%, 04/30/2027(1)(2)	7,423,825
1,410,320	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,367,121
	Residential Accredit Loans, Inc.
3,385,949	3.41%, 11/25/2037(3)	3,004,521
866,093	6.00%, 12/25/2035	826,046

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.9% - (continued)
	Whole Loan Collateral CMO - 7.7% - (continued)
$1,651,678	Structured Agency Credit Risk Trust 1 mo. USD LIBOR + 1.650%, 4.16%, 04/25/2043(1)(2)	$1,652,138
	Towd Point Mortgage Trust
3,596,854	2.25%, 04/25/2056(1)(3)	3,514,279
857,295	2.75%, 02/25/2055(1)(3)	845,484
3,150,301	2.75%, 08/25/2055(1)(3)	3,087,220
7,254,084	1 mo. USD LIBOR + 0.600%, 2.92%, 02/25/2057(1)(2)	7,228,956
670,138	3.00%, 03/25/2054(1)(3)	662,990
	WaMu Mortgage Pass-Through Certificates Trust
3,559,216	12 mo. USD MTA + 0.820%, 2.87%, 12/25/2046(2)	3,273,349
757,114	1 mo. USD LIBOR + 0.420%, 2.93%, 06/25/2044(2)	734,532
1,372,355	3.59%, 06/25/2037(3)	1,272,520
	Wells Fargo Commercial Mortgage Trust
45,676,048	1.15%, 09/15/2057(3)(5)	2,078,402
1,015,000	3.84%, 09/15/2058	1,033,822

		160,875,235

	Total Asset & Commercial Mortgage Backed Securities (cost $736,570,826)	$728,044,096

CORPORATE BONDS - 28.6%
	Aerospace/Defense - 0.5%
	DAE Funding LLC
75,000	4.50%, 08/01/2022(1)	$72,000
80,000	5.00%, 08/01/2024(1)	77,400
4,127,000	Lockheed Martin Corp. 4.09%, 09/15/2052	3,852,188
	United Technologies Corp.
140,000	2.80%, 05/04/2024	131,964
5,255,000	3.65%, 08/16/2023	5,234,409
1,565,000	3.95%, 08/16/2025	1,552,880
400,000	4.63%, 11/16/2048	386,275

		11,307,116

	Agriculture - 0.9%
	Altria Group, Inc.
4,550,000	2.85%, 08/09/2022	4,367,893
2,345,000	3.88%, 09/16/2046	1,786,223
	BAT Capital Corp.
1,635,000	3.22%, 08/15/2024	1,505,989
3,025,000	4.39%, 08/15/2037	2,475,867
6,195,000	Hidden Hills DUS 3.90%, 01/01/2029(19)(20)	6,372,380
1,300,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,289,532

		17,797,884

	Airlines - 0.1%
	Delta Air Lines, Inc.
765,000	3.63%, 03/15/2022	748,622
1,310,000	3.80%, 04/19/2023	1,289,044

		2,037,666

	Auto Manufacturers - 0.5%
	Ford Motor Co.
585,000	4.75%, 01/15/2043	451,143
635,000	5.29%, 12/08/2046	521,323
540,000	Ford Motor Credit Co. LLC 3.82%, 11/02/2027	455,603
	General Motors Co.
2,220,000	5.40%, 04/01/2048	1,890,659
915,000	5.95%, 04/01/2049	825,068
1,000,000	6.25%, 10/02/2043	937,343
1,035,000	6.75%, 04/01/2046	1,001,988

The accompanying notes are an integral part of these financial statements.

117

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Auto Manufacturers - 0.5% - (continued)
		General Motors Financial Co., Inc.
	$500,000	3.70%, 05/09/2023	$475,715
	1,760,000	3.95%, 04/13/2024	1,671,490
	3,135,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(1)	3,150,295

			11,380,627

		Auto Parts & Equipment - 0.0%
	450,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	344,250
	290,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	261,000

			605,250

		Beverages - 1.0%
		Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
	3,895,000	3.65%, 02/01/2026(1)	3,682,910
	70,000	4.70%, 02/01/2036(1)	64,918
	3,470,000	Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	3,374,050
		Anheuser-Busch InBev Worldwide, Inc.
	2,190,000	3.50%, 01/12/2024	2,142,139
	2,213,000	3.75%, 07/15/2042	1,734,783
	1,145,000	4.60%, 04/15/2048	1,026,217
	2,035,000	4.75%, 04/15/2058	1,770,915
		Constellation Brands, Inc.
	1,795,000	2.65%, 11/07/2022	1,718,771
	380,000	2.70%, 05/09/2022	367,035
	1,490,000	3.60%, 02/15/2028	1,372,196
	1,170,000	4.40%, 11/15/2025	1,172,315
	245,000	4.50%, 05/09/2047	223,617
	2,003,000	4.75%, 12/01/2025	2,045,623

			20,695,489

		Biotechnology - 0.3%
	1,315,000	Amgen, Inc. 2.65%, 05/11/2022	1,285,470
	85,000	Celgene Corp. 4.63%, 05/15/2044	74,668
		Gilead Sciences, Inc.
	590,000	3.25%, 09/01/2022	588,613
	4,490,000	4.15%, 03/01/2047	4,135,923

			6,084,674

		Chemicals - 1.0%
	440,000	CF Industries, Inc. 4.95%, 06/01/2043	341,000
	290,000	Chemours Co. 5.38%, 05/15/2027	261,000
		DowDuPont, Inc.
	3,495,000	4.21%, 11/15/2023	3,572,413
	3,495,000	4.73%, 11/15/2028	3,608,244
	1,080,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	909,595
		Methanex Corp.
	1,590,000	4.25%, 12/01/2024	1,543,216
	531,000	5.65%, 12/01/2044	476,338
	290,000	Olin Corp. 5.13%, 09/15/2027(6)	266,800
	2,485,000	SABIC Capital II B.V. 4.00%, 10/10/2023(1)	2,472,575
	1,830,000	Sherwin-Williams Co. 3.45%, 06/01/2027	1,705,865
		Syngenta Finance N.V.
	1,810,000	4.89%, 04/24/2025(1)	1,711,444
	3,190,000	5.18%, 04/24/2028(1)	2,958,245
	265,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	262,350

			20,089,085

		Commercial Banks - 8.1%
		Banco Bilbao Vizcaya Argentaria S.A.
	5,200,000	5 year USD Swap + 3.870%, 6.13%, 11/16/2027(2)(6)(7)	4,355,000
EUR	400,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(2)(7)(8)	496,385

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Commercial Banks - 8.1% - (continued)
		Banco de Sabadell S.A.
EUR	1,400,000	5 year EUR Swap + 6.051%, 6.13%, 11/23/2022(2)(7)(8)	$1,445,650
	2,400,000	5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(7)(8)	2,540,188
	$2,800,000	Banco Santander S.A. 3.80%, 02/23/2028	2,490,523
		Bank of America Corp.
	3,275,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(2)	3,219,883
	6,005,000	3 mo. USD LIBOR + 0.810%, 3.37%, 01/23/2026(2)	5,741,329
	4,620,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(2)	4,431,820
	1,205,000	3 mo. USD LIBOR + 0.940%, 3.86%, 07/23/2024(2)	1,202,130
	1,020,000	4.00%, 01/22/2025	993,629
	40,000	4.18%, 11/25/2027	38,447
	2,285,000	4.20%, 08/26/2024	2,266,263
	2,925,000	7.75%, 05/14/2038	3,782,846
	780,000	Barclays Bank plc 2.65%, 01/11/2021	763,720
	1,450,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(7)(8)	1,450,000
		BNP Paribas S.A.
	585,000	2.95%, 05/23/2022(1)	563,778
	2,890,000	3.38%, 01/09/2025(1)	2,719,713
	1,645,000	4.40%, 08/14/2028(1)	1,605,587
	1,505,000	5 year USD Swap + 2.838%, 5.13%, 11/15/2027(1)(2)(7)	1,301,825
	1,940,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(7)	1,976,375
		BPCE S.A.
	635,000	2.75%, 01/11/2023(1)	609,133
	1,245,000	3.00%, 05/22/2022(1)	1,202,595
EUR	400,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(7)(8)	499,547
	1,200,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(7)(8)	1,387,502
		Citigroup, Inc.
	$300,000	2.70%, 10/27/2022	289,185
	2,360,000	3.20%, 10/21/2026	2,178,725
	1,085,000	3 mo. USD LIBOR + 1.151%, 3.52%, 10/27/2028(2)	1,011,861
	2,960,000	3 mo. USD LIBOR + 1.100%, 3.74%, 05/17/2024(2)	2,887,805
	1,025,000	3 mo. USD LIBOR + 1.192%, 4.08%, 04/23/2029(2)	997,274
	2,275,000	4.45%, 09/29/2027	2,192,683
	111,000	4.65%, 07/30/2045	108,118
	1,069,000	4.75%, 05/18/2046	988,247
		Credit Agricole S.A.
	1,750,000	5 year USD Swap +1.644%, 4.00%, 01/10/2033(1)(2)	1,602,553
	4,000,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(7)	4,110,000
		Credit Suisse Group AG
	5,685,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(7)	5,369,824
	275,000	5 year USD Swap + 4.600%, 7.50%, 07/17/2023(1)(2)(7)	268,125
EUR	650,000	Danske Bank A/S 5 year EUR Swap + 5.471%, 5.88%, 04/06/2022(2)(7)(8)	745,345
	$1,400,000	DNB Bank ASA 5 year USD Swap + 5.080%, 6.50%, 03/26/2022(2)(7)(8)	1,374,450
		Goldman Sachs Group, Inc.
	2,235,000	3 mo. USD LIBOR + 0.821%, 2.88%, 10/31/2022(2)	2,170,651

The accompanying notes are an integral part of these financial statements.

118

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Commercial Banks - 8.1% - (continued)
	$3,040,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(2)	$2,895,832
	4,430,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(2)	4,117,111
	3,860,000	3 mo. USD LIBOR + 1.158%, 3.81%, 04/23/2029(2)	3,603,793
	2,285,000	3 mo. USD LIBOR + 1.373%, 4.02%, 10/31/2038(2)	2,010,815
	1,250,000	3 mo. USD LIBOR + 1.301%, 4.22%, 05/01/2029(2)	1,202,985
	1,005,000	6.25%, 02/01/2041	1,146,260
	1,890,000	6.75%, 10/01/2037	2,134,346
		HSBC Holdings plc
	1,305,000	2.95%, 05/25/2021	1,288,183
	2,370,000	3.40%, 03/08/2021	2,363,849
	1,200,000	3 mo. USD LIBOR + 1.535%, 4.58%, 06/19/2029(2)	1,189,486
	2,925,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(7)	2,633,904
	1,075,000	5 year USD ICE Swap + 3.453%, 6.25%, 03/23/2023(2)(7)	1,007,812
		Intesa Sanpaolo S.p.A.
	1,015,000	3.38%, 01/12/2023(1)	940,247
	895,000	3.88%, 01/12/2028(1)	764,364
	300,000	4.38%, 01/12/2048(1)	225,891
	1,675,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(6)(7)	1,499,125
EUR	1,375,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(7)(8)	1,647,786
		JP Morgan Chase & Co.
	$2,750,000	2.40%, 06/07/2021	2,689,789
	2,665,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(2)	2,574,342
	2,500,000	3 mo. USD LIBOR + 0.945%, 3.51%, 01/23/2029(2)	2,367,260
	955,000	3 mo. USD LIBOR + 1.230%, 3.72%, 10/24/2023(2)	954,759
	1,990,000	3 mo. USD LIBOR + 0.890%, 3.80%, 07/23/2024(2)	1,993,593
	2,230,000	3 mo. USD LIBOR + 1.120%, 4.01%, 04/23/2029(2)	2,186,208
		Morgan Stanley
	2,725,000	2.50%, 04/21/2021	2,667,218
	3,240,000	2.75%, 05/19/2022	3,152,133
	5,935,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(2)	5,611,565
	2,120,000	3.63%, 01/20/2027	2,014,843
	1,090,000	3.95%, 04/23/2027	1,027,646
	3,275,000	4.00%, 07/23/2025	3,230,952
	685,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(7)	708,975
	1,825,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,792,327
		Societe Generale S.A.
	3,275,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(7)	3,189,031
	625,000	5 year USD ICE Swap + 5.873%, 8.00%, 09/29/2025(1)(2)(7)	627,344
	1,950,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(7)(8)	1,954,875
	2,325,000	UBS AG 2.45%, 12/01/2020(1)	2,281,553
		UBS Group Funding Switzerland AG
	1,273,000	2.65%, 02/01/2022(1)	1,232,106
	3,050,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(7)(8)	3,050,000
	1,620,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(7)(8)	1,624,050

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Commercial Banks - 8.1% - (continued)
		UniCredit S.p.A.
EUR	1,215,000	5 year EUR Swap + 4.925%, 5.38%, 06/03/2025(2)(7)(8)	$1,167,495
	2,225,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(7)(8)	2,394,281
	$625,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(7)(8)	554,687
		Wells Fargo & Co.
	1,795,000	2.63%, 07/22/2022	1,730,848
	1,655,000	3.00%, 04/22/2026	1,542,193
	665,000	3.00%, 10/23/2026	615,607
	4,800,000	3.07%, 01/24/2023	4,674,835
	3,375,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(2)	3,240,257
	1,370,000	4.40%, 06/14/2046	1,256,717
	295,000	4.90%, 11/17/2045	287,647
	890,000	5.61%, 01/15/2044	965,216

			169,410,855

		Commercial Services - 0.3%
	6,128,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	5,756,153
		Ashtead Capital, Inc.
	200,000	4.13%, 08/15/2025(1)	183,000
	200,000	4.38%, 08/15/2027(1)	180,000
	400,000	United Rentals North America, Inc. 5.50%, 07/15/2025	377,000

			6,496,153

		Construction Materials - 0.0%
		Standard Industries, Inc.
	60,000	5.38%, 11/15/2024(1)	56,325
	930,000	6.00%, 10/15/2025(1)	891,963

			948,288

		Diversified Financial Services - 0.4%
	2,425,000	American Express Co. 3.40%, 02/27/2023	2,402,433
	5,580,000	IHS Markit Ltd. 4.13%, 08/01/2023	5,523,084
		Navient Corp.
	660,000	5.88%, 03/25/2021	631,950
	390,000	7.25%, 01/25/2022	376,350

			8,933,817

		Electric - 1.4%
		AES Corp.
	330,000	4.00%, 03/15/2021	324,225
	220,000	4.50%, 03/15/2023	214,500
	330,000	4.88%, 05/15/2023	322,575
	50,000	5.13%, 09/01/2027	48,000
	1,180,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	1,122,503
	1,605,000	DTE Energy Co. 1.50%, 10/01/2019	1,581,207
	1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,528,919
	970,000	Duke Energy Florida LLC 3.40%, 10/01/2046	835,770
	1,495,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,522,441
	2,275,000	Exelon Corp. 2.85%, 06/15/2020	2,256,973
	645,000	Fortis, Inc. 2.10%, 10/04/2021	620,081
	1,590,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,547,863
	565,000	Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029(1)	659,429
		Pacific Gas & Electric Co.
	785,000	2.95%, 03/01/2026	645,416
	4,390,000	3.30%, 12/01/2027	3,582,454
	1,833,000	3.40%, 08/15/2024	1,589,628
	550,000	3.50%, 06/15/2025	471,375
	544,000	3.75%, 02/15/2024	482,571
	135,000	5.13%, 11/15/2043	116,367

The accompanying notes are an integral part of these financial statements.

119

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.6% - (continued)
	Electric - 1.4% - (continued)
$20,000	5.40%, 01/15/2040	$17,737
2,625,000	6.05%, 03/01/2034	2,432,212
	South Carolina Electric & Gas Co.
525,000	3.50%, 08/15/2021	526,474
580,000	4.25%, 08/15/2028	601,298
2,275,000	4.50%, 06/01/2064	2,100,831
	Southern California Edison Co.
425,000	3.70%, 08/01/2025	423,938
245,000	4.13%, 03/01/2048	231,952
	Southern Co.
625,000	2.95%, 07/01/2023	603,560
1,495,000	3.25%, 07/01/2026	1,400,447
2,125,000	Vistra Operations Co. LLC 5.50%, 09/01/2026(1)	2,045,312

		29,856,058

	Electronics - 0.1%
1,125,000	Fortive Corp. 2.35%, 06/15/2021	1,096,948

	Engineering & Construction - 0.6%
2,350,000	Fluor Corp. 4.25%, 09/15/2028	2,289,291
	Mexico City Airport Trust
474,000	3.88%, 04/30/2028(1)	416,409
200,000	5.50%, 07/31/2047(1)	175,752
	SBA Tower Trust
4,815,000	3.17%, 04/09/2047(1)	4,734,096
4,540,000	3.45%, 03/15/2048(1)	4,512,081

		12,127,629

	Entertainment - 0.1%
	GLP Capital L.P. / GLP Financing II, Inc.
1,260,000	5.30%, 01/15/2029	1,232,318
275,000	5.38%, 04/15/2026	271,978
	WMG Acquisition Corp.
445,000	4.88%, 11/01/2024(1)	421,637
260,000	5.00%, 08/01/2023(1)	252,850

		2,178,783

	Food - 0.4%
	Conagra Brands, Inc.
450,000	3.80%, 10/22/2021	450,159
240,000	4.60%, 11/01/2025	240,760
370,000	5.30%, 11/01/2038	349,628
	Kraft Heinz Foods Co.
1,485,000	4.38%, 06/01/2046	1,223,382
4,075,000	4.63%, 01/30/2029	4,029,029
1,730,000	Sysco Corp. 2.50%, 07/15/2021	1,695,020
285,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	282,150

		8,270,128

	Food Service - 0.0%
	Aramark Services, Inc.
75,000	4.75%, 06/01/2026	70,500
585,000	5.00%, 02/01/2028(1)	545,512

		616,012

	Forest Products & Paper - 0.1%
1,365,000	Suzano Austria GmbH 6.00%, 01/15/2029(1)	1,392,982

	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
70,000	5.63%, 05/20/2024	66,150
375,000	5.88%, 08/20/2026	342,188
1,640,000	Sempra Energy 2.40%, 02/01/2020	1,617,947

		2,026,285

	Healthcare - Products - 0.5%
	Becton Dickinson and Co.
4,140,000	3.36%, 06/06/2024	3,976,375
2,610,000	3.70%, 06/06/2027	2,468,637

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.6% - (continued)
	Healthcare - Products - 0.5% - (continued)
$2,385,000	Boston Scientific Corp. 4.00%, 03/01/2028	$2,314,957
855,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	831,819

		9,591,788

	Healthcare - Services - 1.1%
855,000	Aetna, Inc. 2.80%, 06/15/2023	813,112
	Anthem, Inc.
2,875,000	3.50%, 08/15/2024	2,820,009
2,305,000	3.65%, 12/01/2027	2,202,258
410,000	4.63%, 05/15/2042	395,200
8,155,000	Cigna Corp. 4.38%, 10/15/2028(1)	8,200,512
	Community Health Systems, Inc.
535,000	5.13%, 08/01/2021(6)	496,213
90,000	6.25%, 03/31/2023	81,792
1,530,000	Halfmoon Parent, Inc. 4.13%, 11/15/2025(1)	1,527,845
75,000	HCA, Inc. 4.75%, 05/01/2023	73,875
140,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	141,750
	UnitedHealth Group, Inc.
1,230,000	3.50%, 06/15/2023	1,240,605
860,000	3.70%, 12/15/2025	868,581
1,260,000	3.75%, 07/15/2025	1,275,456
370,000	4.25%, 04/15/2047	366,779
705,000	4.25%, 06/15/2048	704,607
670,000	4.75%, 07/15/2045	708,860

		21,917,454

	Home Builders - 0.1%
595,000	Lennar Corp. 4.75%, 11/29/2027	536,987
285,000	PulteGroup, Inc. 5.50%, 03/01/2026	274,313
575,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	537,625

		1,348,925

	Insurance - 0.1%
835,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	795,337
	Genworth Holdings, Inc.
20,000	4.80%, 02/15/2024	16,500
380,000	4.90%, 08/15/2023	314,450
15,000	7.63%, 09/24/2021	14,813
258,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	386,725
345,000	MGIC Investment Corp. 5.75%, 08/15/2023	343,275
1,035,000	Willis North America, Inc. 3.60%, 05/15/2024	1,010,533

		2,881,633

	Internet - 0.5%
	Alibaba Group Holding Ltd.
2,975,000	3.40%, 12/06/2027	2,750,860
630,000	4.00%, 12/06/2037	565,164
1,050,000	4.20%, 12/06/2047	930,987
	Amazon.com, Inc.
550,000	2.80%, 08/22/2024	534,576
2,640,000	3.88%, 08/22/2037	2,549,594
150,000	Symantec Corp. 5.00%, 04/15/2025(1)	139,902
	Tencent Holdings Ltd.
2,090,000	2.99%, 01/19/2023(1)	2,031,148
1,210,000	3.60%, 01/19/2028(1)	1,136,870

		10,639,101

	Iron/Steel - 0.3%
275,000	ArcelorMittal 6.13%, 06/01/2025	286,690
285,000	Commercial Metals Co. 5.38%, 07/15/2027	255,075
	Steel Dynamics, Inc.
785,000	4.13%, 09/15/2025	721,219
275,000	5.50%, 10/01/2024	272,250
	Vale Overseas Ltd.
3,910,000	6.25%, 08/10/2026	4,222,800
405,000	6.88%, 11/10/2039	467,775

		6,225,809

The accompanying notes are an integral part of these financial statements.

120

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.6% - (continued)
	IT Services - 0.1%
$1,050,000	Apple, Inc. 3.45%, 02/09/2045	$929,747
1,035,000	Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	966,105

		1,895,852

	Leisure Time - 0.0%
150,000	VOC Escrow Ltd. 5.00%, 02/15/2028(1)	138,375

	Lodging - 0.0%
290,000	Hilton Domestic Operating Co., Inc. 5.13%, 05/01/2026(1)	278,400
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
15,000	5.25%, 05/15/2027(1)	13,200
20,000	5.50%, 03/01/2025(1)	18,650

		310,250

	Machinery - Construction & Mining - 0.0%
365,000	Oshkosh Corp. 5.38%, 03/01/2025	364,088

	Media - 1.9%
	CCO Holdings LLC / CCO Holdings Capital Corp.
40,000	5.13%, 02/15/2023	39,000
150,000	5.13%, 05/01/2027(1)	139,710
145,000	5.75%, 02/15/2026(1)	142,100
	Charter Communications Operating LLC / Charter Communications Operating Capital
4,450,000	4.20%, 03/15/2028	4,191,905
3,420,000	6.48%, 10/23/2045	3,515,550
	Comcast Corp.
150,000	2.35%, 01/15/2027	134,084
490,000	3.20%, 07/15/2036	421,501
940,000	3.95%, 10/15/2025	951,127
1,815,000	4.05%, 11/01/2052	1,628,940
845,000	4.15%, 10/15/2028	858,040
935,000	4.25%, 10/15/2030	945,573
645,000	4.60%, 10/15/2038	651,307
440,000	4.95%, 10/15/2058	447,326
	Cox Communications, Inc.
510,000	2.95%, 06/30/2023(1)	490,739
2,601,000	3.15%, 08/15/2024(1)	2,502,171
600,000	4.80%, 02/01/2035(1)	547,032
430,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	399,900
	Discovery Communications LLC
1,590,000	3.80%, 03/13/2024	1,551,097
1,057,000	3.95%, 06/15/2025(1)	1,015,324
890,000	4.90%, 03/11/2026	896,559
555,000	DISH DBS Corp. 5.88%, 11/15/2024	446,775
545,000	Liberty Interactive LLC 8.25%, 02/01/2030	531,375
1,500,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,721,645
505,000	TEGNA, Inc. 5.50%, 09/15/2024(1)(6)	489,219
5,060,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	6,168,748
	Viacom, Inc.
5,595,000	4.25%, 09/01/2023	5,573,165
845,000	4.38%, 03/15/2043	667,181
55,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	49,912
79,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	73,640
550,000	Videotron Ltd. 5.38%, 06/15/2024(1)	544,500
	Warner Media LLC
165,000	2.95%, 07/15/2026	147,516
2,725,000	3.80%, 02/15/2027	2,556,876
165,000	3.88%, 01/15/2026	157,591

		40,597,128

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Mining - 0.2%
		Anglo American Capital plc
	$850,000	4.75%, 04/10/2027(1)	$814,069
	1,945,000	4.88%, 05/14/2025(1)	1,910,406
	285,000	FMG Resources August 2006 Pty Ltd. 5.13%, 05/15/2024(1)	262,200
	560,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	547,400

			3,534,075

		Miscellaneous Manufacturing - 0.1%
	1,000,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	990,560

		Office/Business Equipment - 0.0%
	870,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	767,775

		Oil & Gas - 1.2%
	150,000	Aker BP ASA 5.88%, 03/31/2025(1)	149,625
	485,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	410,989
	280,000	Antero Resources Corp. 5.63%, 06/01/2023	266,000
	3,035,000	Canadian Natural Resources Ltd. 3.85%, 06/01/2027	2,862,977
	88,000	Continental Resources, Inc. 5.00%, 09/15/2022	87,376
	1,335,000	EnCana Corp. 3.90%, 11/15/2021	1,336,129
		Hess Corp.
	3,415,000	4.30%, 04/01/2027	3,129,280
	105,000	6.00%, 01/15/2040	96,244
	2,210,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,463,842
	585,000	Marathon Oil Corp. 3.85%, 06/01/2025	548,796
	945,000	Marathon Petroleum Corp. 3.80%, 04/01/2028(1)	886,822
	295,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	299,425
	150,000	Nabors Industries, Inc. 4.63%, 09/15/2021	134,503
		Petroleos Mexicanos
	240,000	6.50%, 01/23/2029	223,800
	1,650,000	6.63%, 06/15/2035	1,440,450
	1,015,000	Phillips 66 3.90%, 03/15/2028	980,477
	2,090,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	2,171,800
		QEP Resources, Inc.
	385,000	5.25%, 05/01/2023	340,725
	10,000	5.38%, 10/01/2022	9,100
		SM Energy Co.
	255,000	6.13%, 11/15/2022	240,975
	70,000	6.75%, 09/15/2026(6)	62,650
	295,000	Sunoco L.P. / Sunoco Finance Corp. 5.50%, 02/15/2026	279,513
	2,320,000	Tullow Oil plc 7.00%, 03/01/2025(1)	2,151,800
	1,650,000	Valero Energy Corp. 3.40%, 09/15/2026	1,513,606
		WPX Energy, Inc.
	190,000	5.25%, 09/15/2024	171,950
	72,000	6.00%, 01/15/2022	70,020
ARS	93,580,252	YPF S.A. 16.50%, 05/09/2022(1)	1,608,944

			23,937,818

		Packaging & Containers - 0.2%
	$695,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	696,737
	295,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	280,988
	2,415,000	Westrock Co. 4.65%, 03/15/2026(1)	2,451,904

			3,429,629

		Pharmaceuticals - 1.4%
	1,135,000	Allergan Funding SCS 3.45%, 03/15/2022	1,116,888
		Bausch Health Cos., Inc.
	315,000	6.50%, 03/15/2022(1)	316,575
	140,000	7.00%, 03/15/2024(1)	141,400
	95,000	Baxalta, Inc. 3.60%, 06/23/2022	94,280

The accompanying notes are an integral part of these financial statements.

121

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.6% - (continued)
	Pharmaceuticals - 1.4% - (continued)
$3,915,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	$3,810,316
2,120,000	Cardinal Health, Inc. 2.62%, 06/15/2022	2,042,271
	CVS Health Corp.
1,530,000	3.13%, 03/09/2020	1,526,969
883,000	3.88%, 07/20/2025	860,484
3,855,000	4.10%, 03/25/2025	3,816,536
1,640,000	5.05%, 03/25/2048	1,595,080
1,690,000	5.13%, 07/20/2045	1,645,061
	Elanco Animal Health, Inc.
1,406,000	3.91%, 08/27/2021(1)	1,414,748
1,395,000	4.27%, 08/28/2023(1)	1,393,820
2,875,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	2,893,337
280,000	IQVIA, Inc. 4.88%, 05/15/2023(1)	274,400
	Mylan N.V.
865,000	3.15%, 06/15/2021	845,939
1,705,000	3.75%, 12/15/2020	1,704,206
988,000	3.95%, 06/15/2026	900,476
	Mylan, Inc.
1,080,000	4.55%, 04/15/2028(1)	1,006,588
590,000	5.20%, 04/15/2048(1)	486,482
1,525,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,474,650
	Teva Pharmaceutical Finance Netherlands B.V.
805,000	2.80%, 07/21/2023	693,303
100,000	3.15%, 10/01/2026	76,322

		30,130,131

	Pipelines - 0.9%
	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp.
1,970,000	4.25%, 12/01/2027	1,859,690
211,000	6.25%, 10/15/2022	215,220
280,000	Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	278,600
	DCP Midstream Operating L.P.
241,000	4.95%, 04/01/2022	238,590
215,000	5.60%, 04/01/2044	185,975
555,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	541,125
360,000	Energy Transfer Partners L.P. 4.20%, 09/15/2023	354,794
	EQT Midstream Partners L.P.
1,000,000	4.75%, 07/15/2023	997,850
1,250,000	5.50%, 07/15/2028	1,224,249
	MPLX L.P.
875,000	4.00%, 03/15/2028	820,094
1,355,000	4.13%, 03/01/2027	1,290,114
510,000	4.70%, 04/15/2048	442,938
325,000	5.20%, 03/01/2047	299,162
245,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	234,347
	Sunoco Logistics Partners Operations L.P.
175,000	5.30%, 04/01/2044	154,528
180,000	5.35%, 05/15/2045	159,324
	Texas Eastern Transmission L.P.
2,080,000	2.80%, 10/15/2022(1)	2,000,224
165,000	3.50%, 01/15/2028(1)	155,781
	TransCanada PipeLines Ltd.
645,000	4.75%, 05/15/2038	621,682
155,000	6.10%, 06/01/2040	172,998
475,000	Transcontinental Gas Pipe Line Co. LLC 4.00%, 03/15/2028	464,474
2,045,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	2,002,384
	Western Gas Partners L.P.
2,155,000	4.50%, 03/01/2028	2,014,331
1,300,000	4.75%, 08/15/2028	1,237,489
110,000	5.50%, 08/15/2048	97,927
570,000	Williams Cos., Inc. 4.30%, 03/04/2024	568,013

		18,631,903

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.6% - (continued)
	Real Estate Investment Trusts - 0.1%
	Crown Castle International Corp.
$500,000	3.15%, 07/15/2023	$480,642
600,000	3.20%, 09/01/2024	569,223
265,000	3.80%, 02/15/2028	250,767
570,000	Equinix, Inc. 5.88%, 01/15/2026	574,275

		1,874,907

	Retail - 0.5%
150,000	1011778 BC ULC / New Red Finance, Inc. 4.25%, 05/15/2024(1)	138,000
1,060,000	Home Depot, Inc. 3.50%, 09/15/2056	891,281
270,000	Lowe’s Cos., Inc. 3.70%, 04/15/2046	220,195
1,780,000	McDonald’s Corp. 3.35%, 04/01/2023	1,770,999
	Starbucks Corp.
1,195,000	3.80%, 08/15/2025	1,181,758
720,000	4.00%, 11/15/2028	714,170
315,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	278,775
445,000	United Rentals North America, Inc. 4.88%, 01/15/2028	390,488
4,210,000	Walmart, Inc. 3.40%, 06/26/2023	4,253,382

		9,839,048

	Semiconductors - 0.8%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
745,000	3.13%, 01/15/2025	672,556
5,750,000	3.63%, 01/15/2024	5,440,080
2,610,000	3.88%, 01/15/2027	2,341,443
85,000	Entegris, Inc. 4.63%, 02/10/2026(1)	78,200
870,000	Intel Corp. 4.10%, 05/19/2046	845,378
1,645,000	Microchip Technology, Inc. 4.33%, 06/01/2023(1)	1,604,558
5,220,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	5,242,916
355,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	333,700
310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	311,550

		16,870,381

	Software - 0.5%
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	139,125
30,000	5.88%, 06/15/2026	30,122
810,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	804,668
	First Data Corp.
100,000	5.00%, 01/15/2024(1)	96,250
480,000	5.38%, 08/15/2023(1)	471,600
	Microsoft Corp.
180,000	3.30%, 02/06/2027	178,290
1,525,000	3.70%, 08/08/2046	1,460,925
1,470,000	3.95%, 08/08/2056	1,434,242
465,000	MSCI, Inc. 5.75%, 08/15/2025(1)	468,487
260,000	Open Text Corp. 5.88%, 06/01/2026(1)	254,800
795,000	Oracle Corp. 4.00%, 11/15/2047	740,701
	salesforce.com, Inc.
1,165,000	3.25%, 04/11/2023	1,170,985
780,000	3.70%, 04/11/2028	784,122
3,810,000	Western Digital Corp. 4.75%, 02/15/2026	3,305,175

		11,339,492

	Telecommunications - 1.9%
	AT&T, Inc.
620,000	4.10%, 02/15/2028	596,177
120,000	4.13%, 02/17/2026	117,264
715,000	4.25%, 03/01/2027	699,527
4,604,000	4.30%, 02/15/2030	4,350,714
1,615,000	4.75%, 05/15/2046	1,433,949

The accompanying notes are an integral part of these financial statements.

122

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 28.6% - (continued)
		Telecommunications - 1.9% - (continued)
	$7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	$7,303,981
		Nokia Oyj
	1,190,000	4.38%, 06/12/2027	1,106,700
	575,000	6.63%, 05/15/2039	583,625
	270,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	276,750
	425,000	Sprint Corp. 7.13%, 06/15/2024	420,895
	2,365,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,323,612
		Telecom Italia Capital S.A.
	265,000	6.00%, 09/30/2034	229,225
	160,000	7.72%, 06/04/2038	158,901
	4,430,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	4,208,500
		Telefonica Emisiones SAU
	555,000	4.67%, 03/06/2038	502,048
	925,000	4.90%, 03/06/2048	816,422
	825,000	5.21%, 03/08/2047	755,203
		Verizon Communications, Inc.
	2,603,000	4.27%, 01/15/2036	2,430,872
	3,185,000	4.40%, 11/01/2034	3,069,676
	1,735,000	4.50%, 08/10/2033	1,712,594
	1,535,000	4.52%, 09/15/2048	1,438,686
	100,000	4.81%, 03/15/2039	97,929
	115,000	5.01%, 08/21/2054	111,122
	1,345,000	5.25%, 03/16/2037	1,401,041
	3,785,000	Vodafone Group plc 4.38%, 05/30/2028	3,671,710

			39,817,123

		Transportation - 0.3%
	620,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	710,666
	2,725,000	CSX Corp. 3.25%, 06/01/2027	2,563,848
		FedEx Corp.
	300,000	4.55%, 04/01/2046	272,661
	395,000	4.75%, 11/15/2045	372,420
	2,975,000	Union Pacific Corp. 4.38%, 09/10/2038	2,917,543

			6,837,138

		Total Corporate Bonds (cost $625,735,068)	$597,262,112

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
		Argentina - 0.1%
EUR	1,780,000	Argentine Republic Government International Bond 5.25%, 01/15/2028	$1,455,544

		Egypt - 0.0%
	$720,000	Egypt Government International Bond 8.50%, 01/31/2047(8)	648,939

		Ghana - 0.1%
	1,140,000	Ghana Government International Bond 8.63%, 06/16/2049(1)	992,438

		Hungary - 0.0%
	710,000	Hungary Government International Bond 6.38%, 03/29/2021	749,291

		Panama - 0.2%
		Panama Government International Bond
	2,464,000	4.30%, 04/29/2053	2,287,849
	1,460,000	4.50%, 04/16/2050	1,397,950

			3,685,799

		Romania - 0.2%
	3,902,000	Romanian Government International Bond 6.13%, 01/22/2044(8)	4,323,869

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.0% - (continued)
		Tunisia - 0.1%
EUR	2,365,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(1)	$2,587,534

		United Arab Emirates - 0.3%
	$5,970,000	Abu Dhabi Government International Bond 4.13%, 10/11/2047(1)	5,716,275

		Total Foreign Government Obligations (cost $21,530,776)	$20,159,689

MUNICIPAL BONDS - 0.9%
		Education - 0.1%
		Chicago, IL, Board of Education, GO
	740,000	6.14%, 12/01/2039	$703,148
	1,750,000	6.32%, 11/01/2029	1,724,117

			2,427,265

		General - 0.2%
	2,810,000	Chicago, IL, Transit Auth Rev 6.90%, 12/01/2040	3,589,747

		General Obligation - 0.6%
	1,620,000	California State, GO Taxable 7.55%, 04/01/2039	2,320,731
		City of Chicago, IL, GO
	1,015,000	7.05%, 01/01/2029	1,092,312
	3,945,000	7.38%, 01/01/2033	4,337,725
		Illinois State, GO
	1,690,000	4.95%, 06/01/2023	1,715,925
	75,000	5.36%, 02/01/2019	75,127
	3,160,000	5.88%, 03/01/2019	3,173,967

			12,715,787

		Total Municipal Bonds (cost $18,754,166)	$18,732,799

SENIOR FLOATING RATE INTERESTS - 2.3%(9)
		Advertising - 0.0%
	451,566	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 5.77%, 09/26/2021	$271,965

		Aerospace/Defense - 0.1%
	356,400	Circor International, Inc. 1 mo. USD LIBOR + 3.500%, 5.92%, 12/11/2024	337,393
	573,726	TransDigm, Inc. 1 mo. USD LIBOR + 2.500%, 5.02%, 06/09/2023	540,020

			877,413

		Agriculture - 0.0%
	737,525	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 9.77%, 11/15/2021	593,708

		Auto Manufacturers - 0.0%
	153,838	Navistar International Corp. 1 mo. USD LIBOR + 3.500%, 5.89%, 11/06/2024	148,069

		Auto Parts & Equipment - 0.0%
	221,642	Altra Industrial Motion Corp. 1 mo. USD LIBOR + 2.000%, 4.52%, 10/01/2025	210,006

		Biotechnology - 0.0%
	615,232	Sotera Health Holdings LLC 1 mo. USD LIBOR + 3.000%, 5.52%, 05/15/2022	588,058

		Chemicals - 0.1%
	100,000	Cabot Microelectronics Corp. 1 mo. ICE LIBOR + 2.250%, 4.81%, 11/14/2025	96,000
	271,551	Chemours Co. 1 mo. USD LIBOR + 1.750%, 4.28%, 04/03/2025	260,010
	124,688	LTI Holdings, Inc. 1 mo. USD LIBOR + 3.500%, 6.02%, 09/06/2025	117,103
	100,000	Starfruit Finco B.V 1 mo. USD LIBOR + 3.250%, 5.60%, 10/01/2025	95,500

The accompanying notes are an integral part of these financial statements.

123

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
		Chemicals - 0.1% - (continued)
EUR	100,000	Starfruit Finco B.V EURIBOR + 3.750%, 3.75%, 10/01/2025	$112,599
	$425,419	Univar, Inc. 1 mo. USD LIBOR + 2.250%, 4.77%, 07/01/2024	406,062

			1,087,274

		Coal - 0.0%
	704,813	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 8.28%, 03/28/2022	688,658
	174,735	Peabody Energy Corp. 1 mo. USD LIBOR + 2.750%, 5.27%, 03/31/2025	169,056

			857,714

		Commercial Services - 0.2%
	130,000	Allied Universal Holdco LLC 2 mo. USD LIBOR + 4.250%, 6.77%, 07/28/2022	123,825
	279,300	APX Group, Inc. 2 mo. USD LIBOR + 5.000%, 7.50%, 04/01/2024	271,153
	123,438	Ascend Learning LLC 1 mo. USD LIBOR + 3.000%, 5.52%, 07/12/2024	116,340
	203,975	Blackhawk Network Holdings, Inc. 1 mo. USD LIBOR + 3.000%, 5.52%, 06/15/2025	193,650
	160,158	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 8.53%, 03/24/2025	157,657
	100,000	Energizer Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 0.00%, 06/20/2025(10)	96,375
	170,000	Quad/Graphics, Inc. 1 mo. USD LIBOR + 5.000%, 0.00%, 12/18/2025(10)	165,325
	605,769	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.27%, 11/15/2023	575,862
EUR	395,000	Techem GmbH EURIBOR + 3.750%, 3.75%, 07/31/2025	449,516
	$1,014,550	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 5.52%, 05/01/2024	968,895
EUR	135,000	Verisure Holding AB EURIBOR + 3.500%, 0.00%, 10/21/2022(10)	152,622
	$137,750	Weight Watchers International, Inc. 3 mo. USD LIBOR + 4.750%, 7.56%, 11/29/2024	135,798
	519,400	Xerox Business Services LLC 1 mo. USD LIBOR + 2.500%, 5.02%, 12/07/2023	492,459

			3,899,477

		Construction Materials - 0.0%
	268,650	NCI Building Systems, Inc. 3 mo. USD LIBOR + 3.750%, 6.18%, 04/12/2025	244,471

		Diversified Financial Services - 0.1%
	461,775	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 5.27%, 04/04/2024	442,644
		Crown Finance U.S., Inc.
EUR	104,213	EURIBOR + 2.625%, 2.63%, 02/28/2025	116,566
	$223,313	1 mo. USD LIBOR + 2.500%, 5.02%, 02/28/2025	210,657
	230,000	Financial & Risk US Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.27%, 10/01/2025	218,500
EUR	185,208	Nets Holding A/S EURIBOR + 3.000%, 3.00%, 02/06/2025	209,119
	$279,300	RP Crown Parent LLC 1 mo. USD LIBOR + 2.750%, 5.27%, 10/12/2023	268,491
	68,453	SS&C Technologies Holdings Europe S.a.r.l. 1 mo. USD LIBOR + 2.250%, 4.77%, 04/16/2025	64,443

			1,530,420

		Electric - 0.0%
	323,713	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 6.000%, 8.80%, 02/21/2021	252,700

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
		Energy - Alternate Sources - 0.0%
	$263,675	BCP Renaissance Parent LLC 3 mo. USD LIBOR + 3.500%, 6.03%, 10/31/2024	$256,094
	99,000	Medallion Midland Acquisition LLC 1 mo. USD LIBOR + 3.250%, 5.77%, 10/30/2024	93,184

			349,278

		Engineering & Construction - 0.0%
	738,750	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 6.73%, 06/21/2024	699,862
	99,250	Verra Mobility Corp. 1 mo. USD LIBOR + 3.750%, 6.27%, 02/28/2025	96,397

			796,259

		Entertainment - 0.0%
	430,658	Scientific Games International, Inc. 2 mo. USD LIBOR + 2.750%, 5.25%, 08/14/2024	403,126
	119,700	Wyndham Hotels & Resorts, Inc. 1 mo. USD LIBOR + 1.750%, 4.27%, 05/30/2025	114,912

			518,038

		Food - 0.1%
	495,921	Hostess Brands LLC 1 mo. USD LIBOR + 2.250%, 4.78%, 08/03/2022	471,125
	470,230	Post Holdings, Inc. 1 mo. USD LIBOR + 2.000%, 4.51%, 05/24/2024	452,205

			923,330

		Food Service - 0.0%
	100,000	8th Avenue Food & Provisions, Inc. 3 mo. USD LIBOR + 3.750%, 6.10%, 10/01/2025	97,750
	111,920	Aramark Services, Inc. 3 mo. USD LIBOR + 1.750%, 4.27%, 03/11/2025	108,469

			206,219

		Gas - 0.0%
	105,000	Messer Industries LLC 1 mo. USD LIBOR + 2.500%, 0.00%, 10/01/2025(10)	99,400

		Healthcare - Products - 0.1%
	349,675	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 6.05%, 02/02/2024	335,251
	225,000	Lifescan Global Corp. 3 mo. USD LIBOR + 6.000%, 8.40%, 09/27/2024	212,063
	232,063	Parexel International Corp. 1 mo. USD LIBOR + 2.750%, 5.27%, 09/27/2024	209,146
	293,250	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 6.21%, 09/07/2023	207,055

			963,515

		Healthcare - Services - 0.2%
	359,062	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 7.01%, 07/01/2021	323,156
		DentalCorp Perfect Smile ULC
	26,366	3 mo. ICE LIBOR + 3.750%, 5.17%, 06/06/2025(11)	25,542
	105,150	1 mo. USD LIBOR + 3.750%, 6.27%, 06/06/2025	101,864
	275,000	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.750%, 6.27%, 10/10/2025	255,651
	310,029	Global Medical Response, Inc. 1 mo. USD LIBOR + 3.250%, 5.68%, 04/28/2022	288,811
EUR	218,900	IQVIA, Inc. EURIBOR + 2.000%, 2.50%, 06/11/2025	249,029
	$683,098	Jaguar Holding Co. 3 mo. USD LIBOR + 2.500%, 5.02%, 08/18/2022	647,236
	471,972	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 2.750%, 5.55%, 06/07/2023	446,013
	232,235	One Call Corp. 1 mo. USD LIBOR + 5.250%, 7.71%, 11/25/2022	204,483

The accompanying notes are an integral part of these financial statements.

124

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
	Healthcare - Services - 0.2% - (continued)
$309,066	Syneos Health, Inc. 1 mo. USD LIBOR + 2.000%, 4.52%, 08/01/2024	$297,670
388,106	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 7.05%, 12/30/2022	368,507

		3,207,962

	Household Products - 0.0%
292,050	Diamond (BC) B.V. 2 mo. USD LIBOR + 3.000%, 5.53%, 09/06/2024	268,686

	Insurance - 0.1%
	Asurion LLC
822,298	1 mo. USD LIBOR + 3.000%, 5.52%, 08/04/2022	788,230
375,000	1 mo. USD LIBOR + 6.500%, 9.02%, 08/04/2025	370,080
223,875	Hub International Ltd. 2 mo. USD LIBOR + 2.750%, 5.24%, 04/25/2025	210,933
285,000	Sedgwick Claims Management Services, Inc. 1 mo. USD LIBOR + 3.250%, 0.00%, 11/06/2025(10)	271,582

		1,640,825

	Internet - 0.0%
610,682	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 5.77%, 04/04/2021	573,278

	Investment Company Security - 0.0%
155,000	Aretec Group, Inc. 3 mo. USD LIBOR + 4.250%, 6.77%, 10/01/2025	150,479

	Leisure Time - 0.1%
440,710	Caesars Resort Collection LLC 1 mo. USD LIBOR + 2.750%, 5.27%, 12/22/2024	422,451
795,546	Delta (LUX) S.a.r.l. 1 mo. USD LIBOR + 2.500%, 5.02%, 02/01/2024	750,462
752,400	Golden Entertainment, Inc. 1 mo. USD LIBOR + 3.000%, 5.53%, 10/21/2024	718,542
145,000	Penn National Gaming, Inc. 3 mo. USD LIBOR + 2.250%, 4.71%, 10/15/2025	139,654

		2,031,109

	Lodging - 0.1%
250,681	Boyd Gaming Corp. 1 Week USD LIBOR + 2.250%, 4.67%, 09/15/2023	240,967
658,350	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.000%, 4.52%, 10/06/2024	623,787

		864,754

	Machinery - Construction & Mining - 0.0%
270,000	Brookfield WEC Holdings, Inc. 1 mo. USD LIBOR + 3.750%, 6.27%, 08/01/2025	260,985
89,198	Pike Corp. 1 mo. USD LIBOR + 3.500%, 6.03%, 03/23/2025	87,153

		348,138

	Machinery - Diversified - 0.0%
264,788	Gates Global LLC 3 mo. USD LIBOR + 2.750%, 5.27%, 04/01/2024	250,968

	Media - 0.2%
193,050	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 5.22%, 01/31/2026	177,847
1,536,069	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 4.53%, 04/30/2025	1,469,066
218,900	CSC Holdings LLC 1 mo. USD LIBOR + 2.500%, 4.96%, 01/25/2026	209,505
190,000	Gray Television, Inc. 1 mo. ICE LIBOR + 2.500%, 0.00%, 11/02/2025(10)	183,215

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
		Media - 0.2% - (continued)
	$124,677	Houghton Mifflin Harcourt Publishers, Inc. 1 mo. USD LIBOR + 3.000%, 5.52%, 05/31/2021	$112,677
	268,157	MTN Infrastructure TopCo, Inc. 1 mo. USD LIBOR + 3.000%, 5.52%, 11/15/2024	254,883
	697,628	Numericable Group S.A. 3 mo. USD LIBOR + 3.688%, 6.14%, 01/31/2026	646,004
	492,034	PSAV Holdings LLC 3 mo. USD LIBOR + 3.250%, 5.89%, 03/01/2025	464,972
	159,201	Shutterfly, Inc. 1 mo. USD LIBOR + 2.750%, 5.28%, 08/17/2024	153,729
	220,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.250%, 4.71%, 08/15/2026	208,850
	440,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 4.71%, 09/30/2025	424,160
	437,278	UPC Financing Partnership 1 mo. USD LIBOR + 2.500%, 4.96%, 01/15/2026	415,087

			4,719,995

		Metal Fabricate/Hardware - 0.0%
	298,561	Rexnord LLC 1 mo. USD LIBOR + 2.000%, 4.52%, 08/21/2024	288,858

		Miscellaneous Manufacturing - 0.0%
EUR	195,139	CTC AcquiCo GmbH EURIBOR + 2.750%, 2.75%, 03/07/2025	218,582
	$146,177	H.B. Fuller Co. 1 mo. USD LIBOR + 2.000%, 4.47%, 10/20/2024	137,187
	528,313	USI, Inc. 3 mo. USD LIBOR + 3.000%, 5.80%, 05/16/2024	497,274

			853,043

		Oil & Gas - 0.1%
	90,000	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 6.500%, 8.89%, 03/30/2023	89,888
	115,000	BCP Raptor II LLC 2 mo. USD LIBOR + 4.750%, 7.14%, 11/03/2025	106,231
	156,353	BCP Raptor LLC 2 mo. USD LIBOR + 4.250%, 6.87%, 06/24/2024	145,604
	455,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 12.90%, 12/31/2021	444,762
	764,040	Fieldwood Energy LLC 1 mo. USD LIBOR + 5.250%, 7.77%, 04/11/2022	711,993
	214,463	Grizzly Acquisitions, Inc. 1 mo. USD LIBOR + 3.250%, 5.65%, 10/01/2025	209,101
	636,969	PES Holdings LLC 3 mo. USD LIBOR + 3.500%, 6.30%, 12/31/2022	538,239
	120,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 6.60%, 09/27/2024	114,900

			2,360,718

		Packaging & Containers - 0.1%
	1,032,489	Berry Global, Inc. 3 mo. USD LIBOR + 1.750%, 4.14%, 02/08/2020	1,013,027
	88,713	Crown Americas LLC 1 Week USD LIBOR + 2.000%, 4.48%, 04/03/2025	88,131
	403,850	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 5.35%, 12/29/2023	379,954
	200,900	Proampac PG Borrower LLC 1 mo. USD LIBOR + 2.50%, 6.05%, 11/18/2023	191,357
	543,689	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 5.27%, 02/05/2023	516,505

			2,188,974

		Pharmaceuticals - 0.1%
	807,700	Endo Luxembourg Finance Co. S.a r.l. 1 mo. USD LIBOR + 4.250%, 6.81%, 04/29/2024	763,277

The accompanying notes are an integral part of these financial statements.

125

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
	Pharmaceuticals - 0.1% - (continued)
$498,670	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 3.000%, 5.38%, 06/02/2025	$475,262

		1,238,539

	Real Estate - 0.0%
286,364	VICI Properties LLC 1 mo. USD LIBOR + 2.000%, 4.50%, 12/20/2024	272,807

	Retail - 0.2%
303,066	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 5.82%, 12/21/2022	290,394
981,960	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.000%, 4.52%, 10/31/2023	932,165
661,625	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 7.52%, 09/25/2024	631,521
392,352	Coty, Inc. 1 mo. USD LIBOR + 2.250%, 4.63%, 04/07/2025	361,454
491,406	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 2.500%, 5.02%, 08/18/2023	462,384
395,795	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 5.63%, 10/25/2020	333,335
134,325	Rodan & Fields LLC 1 mo. USD LIBOR + 4.000%, 6.46%, 06/06/2025	123,075
387,090	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 6.54%, 09/12/2024	370,317
500,830	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.000%, 4.52%, 06/27/2023	479,545

		3,984,190

	Semiconductors - 0.0%
189,910	Microchip Technology, Inc. 1 mo. USD LIBOR + 2.000%, 4.53%, 05/29/2025	179,623

	Software - 0.3%
516,201	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 6.30%, 06/13/2024	479,700
721,875	Change Healthcare Holdings LLC 1 mo. USD LIBOR + 2.750%, 5.27%, 03/01/2024	683,074
343,960	Epicor Software Corp. 1 mo. USD LIBOR + 3.250%, 5.78%, 06/01/2022	328,052
1,604,646	First Data Corp. 1 mo. USD LIBOR + 2.000%, 4.50%, 04/26/2024	1,529,227
812,653	Hyland Software, Inc. 1 mo. USD LIBOR + 3.500%, 6.02%, 07/01/2024	785,835
724,056	Infor U.S., Inc. 1 mo. USD LIBOR + 2.750%, 5.27%, 02/01/2022	692,719
140,000	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 4.250%, 6.78%, 05/16/2025	135,100
149,609	SkillSoft Corp. 3 mo. USD LIBOR + 4.750%, 7.27%, 04/28/2021	120,560
	SS&C Technologies, Inc.
329,170	1 mo. USD LIBOR + 2.250%, 0.00%, 04/16/2025(10)	310,039
180,465	1 mo. USD LIBOR + 2.250%, 4.77%, 04/16/2025	169,895
100,000	Web.com Group, Inc. 3 mo. USD LIBOR + 3.750%, 6.17%, 10/10/2025	96,000
1,343,642	WEX, Inc. 1 mo. USD LIBOR + 2.250%, 4.77%, 06/30/2023	1,289,413

		6,619,614

	Telecommunications - 0.1%
300,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 4.75%, 02/22/2024	284,250
1,002,150	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 5.06%, 02/02/2024	951,211

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
	Telecommunications - 0.1% - (continued)
$660,518	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 5.27%, 03/15/2024	$596,395
159,600	Zacapa LLC 1 mo. USD LIBOR + 5.000%, 7.80%, 07/02/2025	157,074
361,056	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 4.77%, 01/19/2024	344,938

		2,333,868

	Transportation - 0.0%
264,063	Savage Enterprises LLC 1 mo. USD LIBOR + 4.500%, 6.88%, 08/01/2025	259,771

	Total Senior Floating Rate Interests (cost $51,857,774)	$49,053,513

U.S. GOVERNMENT AGENCIES - 59.8%
	Mortgage-Backed Agencies - 46.3%
	FHLMC
$136,431	0.00%, 11/15/2036(12)	$124,811
54,063,824	0.15%, 10/25/2020(3)(5)	145,383
21,079,152	0.61%, 03/25/2027(3)(5)	886,334
2,351,643	1.75%, 10/15/2042	2,228,508
902,214	2.50%, 05/15/2028(5)	68,950
2,803,262	3.00%, 03/15/2028(5)	210,923
2,579,136	3.00%, 08/01/2029	2,582,164
1,251,622	3.00%, 05/15/2032(5)	86,129
926,135	3.00%, 03/15/2033(5)	111,004
16,879,311	3.00%, 04/01/2033	16,822,787
6,094,614	3.00%, 11/01/2036	6,010,674
3,873,553	3.00%, 01/01/2037	3,820,207
4,225,000	3.00%, 08/15/2043	4,094,073
1,329,037	3.00%, 05/15/2046	1,314,243
9,496,840	3.00%, 11/01/2046	9,271,656
1,738,245	3.00%, 12/01/2046	1,698,595
4,859,894	3.00%, 02/15/2048	4,873,171
1,274,756	3.25%, 11/15/2041	1,271,913
1,439,015	3.50%, 06/15/2026(5)	87,398
503,193	3.50%, 09/15/2026(5)	43,760
869,952	3.50%, 03/15/2027(5)	72,914
5,166,824	3.50%, 08/01/2034	5,258,378
3,278,446	3.50%, 03/15/2041(5)	390,035
1,427,209	3.50%, 06/01/2046	1,431,168
6,250,723	3.50%, 10/01/2047	6,249,670
62,328,009	3.50%, 03/01/2048	62,321,260
445,375	3.50%, 08/01/2048	445,270
4,227,772	4.00%, 08/01/2025	4,336,449
1,921,872	4.00%, 12/15/2026(5)	156,915
3,294,448	4.00%, 07/15/2027(5)	292,207
1,438,241	4.00%, 03/15/2028(5)	127,226
777,810	4.00%, 06/15/2028(5)	70,745
1,960,743	4.00%, 07/15/2030(5)	207,040
4,108,478	4.00%, 05/01/2042	4,227,296
1,211,621	4.00%, 08/01/2042	1,246,684
1,695,847	4.00%, 09/01/2042	1,741,867
469,138	4.00%, 07/01/2044	482,135
306,532	4.00%, 06/01/2045	313,349
1,671,217	4.00%, 02/01/2046	1,706,134
680,509	4.00%, 09/01/2048	693,922
23,330,000	4.00%, 01/01/2049(13)	23,783,386
2,194,000	4.05%, 09/25/2028(3)	2,313,926
830,672	4.50%, 09/01/2044	860,950
2,574,304	4.75%, 07/15/2039	2,759,984
98,745	5.00%, 03/01/2028	103,394
391,040	5.00%, 03/01/2031	410,512
631,834	5.00%, 05/01/2031	665,202

The accompanying notes are an integral part of these financial statements.

126

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	Mortgage-Backed Agencies - 46.3% - (continued)
$799,025	5.00%, 09/01/2031	$836,910
764,696	5.00%, 11/01/2031	802,174
232,305	5.00%, 07/01/2032	243,434
1,206,963	5.00%, 09/15/2033(5)	228,239
17,198	5.00%, 12/01/2034	18,008
18,184	5.00%, 11/01/2035	19,302
35,798	5.00%, 03/01/2039	37,877
399,154	5.00%, 08/01/2039	422,761
15,665	5.00%, 09/01/2039	16,589
15,702	5.00%, 12/01/2039	16,706
17,983	5.00%, 04/01/2041	19,048
40,606	5.00%, 04/01/2044	42,970
23,371	5.00%, 05/01/2044	24,535
48,813	5.50%, 03/01/2028	51,544
91,040	5.50%, 04/01/2033	98,114
988,221	5.50%, 05/01/2034	1,065,973
1,410	5.50%, 11/01/2035	1,520
20,437	5.50%, 05/01/2037	22,040
51,240	5.50%, 11/01/2037	55,263
91,468	5.50%, 02/01/2038	97,975
38,759	5.50%, 04/01/2038	41,488
46,733	5.50%, 06/01/2038	49,925
5,231,955	5.50%, 08/01/2038	5,642,980
523,634	5.50%, 09/01/2038	559,107
10,380	5.50%, 12/01/2039	11,099
134,742	5.50%, 02/01/2040	144,084
440,848	5.50%, 05/01/2040	472,236
442,116	5.50%, 08/01/2040	472,795
1,891,081	5.50%, 06/01/2041	2,027,357
1,472	6.00%, 07/01/2029	1,584
236,135	6.00%, 10/01/2032	257,923
255,225	6.00%, 11/01/2032	275,107
293,109	6.00%, 12/01/2032	320,001
20,634	6.00%, 11/01/2033	22,539
34,172	6.00%, 01/01/2034	37,320
22,264	6.00%, 02/01/2034	24,319
248,091	6.00%, 08/01/2034	270,998
259,065	6.00%, 09/01/2034	282,935
266,439	6.00%, 01/01/2035	286,727
1,908,745	6.00%, 11/01/2037	2,084,315
106	6.50%, 07/01/2031	115
334	6.50%, 08/01/2032	363
926,865	6.50%, 07/15/2036	1,025,161
176,706	6.50%, 12/01/2037	194,586
109	7.50%, 09/01/2029	115
1,102	7.50%, 11/01/2031	1,200

		197,048,062

	FNMA
$147,589	0.00%, 03/25/2036(12)	$121,761
1,222,116	0.00%, 06/25/2036(12)	1,041,372
3,690,960	1.34%, 08/25/2044(3)(5)	185,923
3,962,340	1.54%, 05/25/2046(3)(5)	185,658
3,795,545	1.56%, 04/25/2055(3)(5)	186,827
2,826,046	1.65%, 06/25/2055(3)(5)	151,332
2,575,418	1.75%, 12/25/2042	2,453,972
2,005,374	2.00%, 09/25/2039	1,880,865
1,263,314	2.00%, 08/25/2043	1,181,211
938,920	2.50%, 06/25/2028(5)	69,270
241,502	2.50%, 01/01/2043	228,665
4,789,076	2.50%, 02/01/2043	4,542,521
1,894,234	2.50%, 03/01/2043	1,796,714
3,865,871	2.50%, 05/01/2043	3,666,832
2,666,068	2.50%, 06/01/2043	2,527,010
1,793,645	2.50%, 04/01/2045	1,694,036
6,600,000	2.98%, 12/01/2029	6,307,194

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	FNMA - (continued)
$2,196,485	3.00%, 02/25/2027(5)	$156,331
852,384	3.00%, 09/25/2027(5)	72,108
5,865,198	3.00%, 01/25/2028(5)	473,731
3,860,577	3.00%, 03/01/2037	3,819,035
1,973,940	3.00%, 05/25/2047	1,956,712
6,886,437	3.00%, 09/25/2047	6,866,961
6,117,682	3.00%, 06/25/2048	5,998,556
4,752,885	3.00%, 10/25/2048	4,664,532
4,000,000	3.02%, 12/01/2029	3,836,141
2,975,000	3.09%, 02/25/2030(3)	2,854,289
4,349,000	3.13%, 01/01/2030	4,215,046
4,000,000	3.18%, 12/01/2029	3,875,300
3,790,000	3.22%, 01/01/2030	3,700,829
481,028	3.24%, 12/01/2026	486,945
290,000	3.29%, 06/01/2029	286,598
955,609	3.50%, 05/25/2027(5)	92,320
1,464,419	3.50%, 10/25/2027(5)	136,113
1,624,702	3.50%, 05/25/2030(5)	188,683
489,656	3.50%, 08/25/2030(5)	48,189
1,075,642	3.50%, 02/25/2031(5)	91,443
956,859	3.50%, 09/25/2035(5)	142,191
2,019,399	3.50%, 10/01/2044	2,028,906
2,354,388	3.50%, 02/01/2045	2,363,291
4,444,365	3.50%, 09/01/2046	4,455,891
2,144,823	3.50%, 10/01/2046	2,150,386
848,974	3.50%, 10/25/2046(5)	195,360
1,528,373	3.50%, 11/01/2046	1,533,521
1,473,296	3.50%, 09/01/2047	1,474,126
5,748,172	3.50%, 11/25/2047	5,847,673
1,087,081	3.50%, 12/01/2047	1,087,795
6,408,040	3.50%, 01/01/2048	6,407,836
1,218,103	3.50%, 02/01/2048	1,220,343
1,589,576	3.50%, 02/25/2048	1,608,337
3,711,529	3.50%, 04/25/2048	3,835,441
231,659,000	3.50%, 01/01/2049(13)	231,618,279
9,636,856	3.50%, 09/01/2057	9,592,669
6,197,389	3.50%, 12/25/2058	6,207,494
2,900,000	3.66%, 07/01/2030	2,933,093
2,895,795	3.71%, 09/01/2028	2,973,089
1,951,030	3.74%, 06/01/2026	2,024,332
670,970	3.89%, 05/01/2030	694,762
289,380	3.96%, 05/01/2034	299,339
2,045,264	4.00%, 06/01/2025	2,095,631
615,042	4.00%, 10/01/2025	629,840
425,029	4.00%, 04/25/2032(5)	60,006
4,291,542	4.00%, 10/01/2040	4,412,648
1,975,414	4.00%, 11/01/2040	2,031,224
1,437,623	4.00%, 12/01/2040	1,478,239
693,883	4.00%, 02/01/2041	713,921
1,628,996	4.00%, 03/01/2041	1,675,027
699,336	4.00%, 03/25/2042(5)	105,280
730,797	4.00%, 08/01/2042	751,445
1,403,847	4.00%, 09/01/2042	1,443,508
399,367	4.00%, 11/25/2042(5)	60,454
311,252	4.00%, 03/01/2045	317,815
1,299,886	4.00%, 07/01/2045	1,335,108
686,091	4.00%, 05/01/2046	699,884
1,648,285	4.00%, 06/01/2046	1,681,687
1,508,761	4.00%, 04/01/2047	1,547,149
4,399,629	4.00%, 09/01/2048	4,485,823
198,445,000	4.00%, 01/01/2049(13)	202,289,872
539,227	4.50%, 04/01/2025	555,103
747,191	4.50%, 07/25/2027(5)	73,554
1,135,121	4.50%, 09/01/2035	1,181,392
4,248,987	4.50%, 08/01/2040	4,450,529

The accompanying notes are an integral part of these financial statements.

127

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	FNMA - (continued)
$3,892,703	4.50%, 10/01/2040	$4,077,341
1,683,431	4.50%, 10/01/2041	1,763,193
1,573,551	4.50%, 09/01/2043	1,648,100
5,898,025	4.50%, 01/01/2051	6,128,021
50,215	5.00%, 01/01/2020	51,090
621,300	5.00%, 06/01/2022	635,484
250,741	5.00%, 06/01/2025	256,532
572,851	5.00%, 04/25/2038	602,537
3,128,984	5.00%, 06/01/2047	3,279,389
20,500,000	5.00%, 01/01/2049(13)	21,472,149
394,235	5.47%, 05/25/2042(3)(5)	43,259
7,775	5.50%, 08/01/2019	7,779
18,110	5.50%, 09/01/2019	18,137
3,588	5.50%, 10/01/2019	3,589
2,279	5.50%, 01/01/2020	2,286
340	5.50%, 03/01/2020	342
136,172	5.50%, 05/01/2020	136,920
138,724	5.50%, 06/01/2022	142,144
238,599	5.50%, 06/01/2033	257,117
184,559	5.50%, 08/01/2033	197,021
1,161,165	5.50%, 09/01/2033	1,250,527
1,098,462	5.50%, 12/01/2033	1,184,866
844,945	5.50%, 01/01/2034	910,013
4,123,146	5.50%, 11/01/2035	4,438,857
1,218,373	5.50%, 04/01/2036	1,311,776
955,464	5.50%, 09/01/2036	1,028,100
88,094	5.50%, 01/01/2037	94,239
660,676	5.50%, 04/25/2037	723,795
2,625,249	5.50%, 06/25/2042(5)	580,220
2,062	6.00%, 03/01/2022	2,070
419,204	6.00%, 12/01/2032	453,833
363,880	6.00%, 01/01/2033	395,921
74,913	6.00%, 02/01/2033	80,383
541,768	6.00%, 03/01/2033	588,341
1,129,246	6.00%, 02/01/2037	1,230,991
2,693,442	6.00%, 01/25/2042(5)	485,928
1,808,880	6.00%, 09/25/2047(5)	428,479
1,286	6.50%, 05/01/2031	1,408
1,078	6.50%, 09/01/2031	1,192
1,596	6.50%, 07/01/2032	1,809
1,371	7.00%, 07/01/2029	1,552
91	7.00%, 12/01/2030	93
665	7.00%, 02/01/2032	689
237	7.00%, 03/01/2032	273
1,889	7.00%, 09/01/2032	1,977
1,741	7.50%, 10/01/2022	1,842
1,661	7.50%, 06/01/2027	1,857
2,136	7.50%, 10/01/2029	2,167
14,016	7.50%, 03/01/2030	15,370
8,257	7.50%, 04/01/2030	8,654
1,081	7.50%, 06/01/2030	1,216
1,957	7.50%, 07/01/2030	2,187
465	7.50%, 08/01/2030	518
5,538	7.50%, 10/01/2030	5,575
7,586	7.50%, 01/01/2031	7,697
25,083	7.50%, 05/01/2031	28,520
7,231	7.50%, 06/01/2031	7,395
1,685	7.50%, 08/01/2031	1,863
38,390	7.50%, 09/01/2031	39,611
273	7.50%, 05/01/2032	315

		652,854,867

	GNMA
$459,990	1.75%, 09/20/2043	$441,786
2,005,001	2.00%, 01/20/2042	1,914,122
1,964,992	2.50%, 12/16/2039	1,929,647

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	GNMA - (continued)
$2,907,409	2.50%, 07/20/2041	$2,837,273
1,061,165	3.00%, 09/20/2028(5)	88,826
631,821	3.00%, 02/16/2043(5)	98,657
6,673,520	3.00%, 03/15/2045	6,583,671
369,486	3.00%, 04/15/2045	364,207
4,568,733	3.00%, 07/15/2045	4,503,460
109,562	3.00%, 08/15/2045	107,997
465,244	3.00%, 03/20/2047(14)	414,414
1,290,013	3.00%, 07/16/2047	1,223,608
451,584	3.50%, 02/16/2027(5)	39,418
1,111,526	3.50%, 03/20/2027(5)	105,988
999,572	3.50%, 07/20/2040(5)	104,502
1,462,522	3.50%, 02/20/2041(5)	164,373
2,515,658	3.50%, 04/20/2042(5)	294,196
3,744,924	3.50%, 10/20/2042(5)	676,154
393,430	3.50%, 11/15/2042	398,834
12,200	3.50%, 12/15/2042	12,345
281,724	3.50%, 02/15/2043	285,073
14,436	3.50%, 03/15/2043	14,608
1,895,617	3.50%, 04/15/2043	1,918,166
4,783,772	3.50%, 05/15/2043	4,837,380
275,091	3.50%, 05/20/2043(5)	46,456
2,182,326	3.50%, 07/20/2043(5)	324,794
2,358,000	3.50%, 01/20/2046	2,339,949
2,422,885	3.50%, 08/20/2047	2,438,976
334,222	4.00%, 12/16/2026(5)	30,046
4,582,777	4.00%, 05/20/2029(5)	449,832
5,308,488	4.00%, 07/20/2040	5,482,660
6,270,858	4.00%, 09/20/2040	6,485,417
9,440,412	4.00%, 10/20/2040	9,749,626
1,487,117	4.00%, 12/20/2040	1,532,990
485,183	4.00%, 05/16/2042(5)	72,769
707,247	4.00%, 03/20/2043(5)	149,802
319,336	4.00%, 01/20/2044(5)	72,113
3,050,063	4.00%, 01/16/2046(5)	565,113
2,517,017	4.00%, 03/20/2047(5)	444,177
3,887,174	4.00%, 07/20/2047(5)	680,604
1,173,862	4.00%, 11/20/2047	1,208,277
5,221,302	4.00%, 03/20/2048	5,360,972
274,793	4.50%, 11/15/2039	287,048
2,039,856	4.50%, 05/15/2040	2,132,200
6,245,654	4.50%, 05/20/2040	6,553,623
400,550	4.50%, 07/15/2041	418,257
1,200,064	4.50%, 04/20/2045(5)	289,031
579,124	4.50%, 01/20/2046	607,279
9,195,943	4.50%, 08/20/2048	9,522,358
8,595,696	4.50%, 09/20/2048	8,900,743
3,007,067	5.00%, 02/16/2040(5)	707,044
673,896	5.00%, 05/20/2040	717,247
1,641,619	5.00%, 06/15/2041	1,739,908
2,042,661	5.00%, 10/16/2041(5)	312,188
2,536,790	5.00%, 03/15/2044	2,688,359
724,490	5.00%, 01/16/2047(5)	159,482
545,157	5.50%, 03/15/2033	597,375
730,223	5.50%, 04/15/2033	803,352
880,574	5.50%, 05/15/2033	969,876
1,183,885	5.50%, 10/20/2034	1,264,607
2,520,392	5.50%, 03/20/2039(5)	563,347
2,218,359	5.50%, 02/16/2047(5)	498,493
1,323,179	5.50%, 02/20/2047(5)	289,056
1,580	6.00%, 12/15/2023	1,695
1,072	6.00%, 01/15/2029	1,150
1,302	6.00%, 04/15/2029	1,415
45,805	6.00%, 12/15/2031	49,151
946	6.00%, 10/15/2032	1,035

The accompanying notes are an integral part of these financial statements.

128

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	GNMA - (continued)
$24,691	6.00%, 06/15/2033	$26,865
2,052	6.00%, 03/15/2034	2,202
57,753	6.00%, 08/15/2034	62,858
78,928	6.00%, 09/15/2034	85,345
43,805	6.00%, 02/15/2035	47,669
289,204	6.00%, 12/15/2035	311,633
25,709	6.00%, 02/15/2036	27,582
188,439	6.00%, 03/15/2036	204,465
31,747	6.00%, 04/15/2036	34,060
120,862	6.00%, 05/15/2036	131,537
256,791	6.00%, 06/15/2036	279,028
66,726	6.00%, 07/15/2036	71,647
19,589	6.00%, 08/15/2036	21,018
175,518	6.00%, 02/15/2037	190,686
631	6.00%, 05/15/2037	686
393,799	6.00%, 06/15/2037	427,850
283,962	6.00%, 07/15/2037	304,647
83,527	6.00%, 08/15/2037	90,844
97,830	6.00%, 10/15/2037	104,956
70,414	6.00%, 11/15/2037	75,543
99,010	6.00%, 12/15/2037	109,273
173,606	6.00%, 01/15/2038	187,993
13,448	6.00%, 02/15/2038	14,428
29,581	6.00%, 05/15/2038	31,735
9,247	6.00%, 06/15/2038	9,924
37,687	6.00%, 08/15/2038	40,494
96,489	6.00%, 09/15/2038	103,551
131,053	6.00%, 10/15/2038	140,785
262,840	6.00%, 11/15/2038	281,986
100,547	6.00%, 12/15/2038	107,871
1,656	6.00%, 01/15/2039	1,777
36,162	6.00%, 08/15/2039	38,796
73,241	6.00%, 11/15/2039	78,589
13,945	6.00%, 02/15/2040	14,961
877,111	6.00%, 06/15/2040	941,003
166,937	6.00%, 07/15/2040	179,097
1,967,523	6.00%, 09/20/2040(5)	469,104
922,281	6.00%, 06/15/2041	992,181
1,936,055	6.00%, 02/20/2046(5)	445,581
23,138	6.50%, 06/15/2028	24,918
493	6.50%, 07/15/2028	531
2,032	6.50%, 08/15/2028	2,189
15,831	6.50%, 09/15/2028	17,049
1,446	6.50%, 10/15/2028	1,558
3,042	6.50%, 11/15/2028	3,276
4,925	6.50%, 12/15/2028	5,304
6,730	6.50%, 01/15/2029	7,248
23,289	6.50%, 02/15/2029	25,079
191,992	6.50%, 03/15/2029	206,762
33,788	6.50%, 04/15/2029	36,387
22,642	6.50%, 05/15/2029	24,384
168,670	6.50%, 06/15/2029	181,646
7,385	6.50%, 07/15/2029	7,953
222	6.50%, 03/15/2031	239
210,544	6.50%, 04/15/2031	226,740
48,875	6.50%, 05/15/2031	54,437
8,280	6.50%, 06/15/2031	9,176
183,291	6.50%, 07/15/2031	198,149
98,284	6.50%, 08/15/2031	105,845
130,969	6.50%, 09/15/2031	141,254
150,989	6.50%, 10/15/2031	162,605
296,970	6.50%, 11/15/2031	320,424
66,727	6.50%, 12/15/2031	71,861
278,679	6.50%, 01/15/2032	301,946
58,487	6.50%, 02/15/2032	66,076

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 59.8% - (continued)
	GNMA - (continued)
$43,829	6.50%, 03/15/2032	$47,201
222,035	6.50%, 04/15/2032	245,137
716	6.50%, 05/15/2032	771
36,432	6.50%, 06/15/2032	39,235
5,651	7.00%, 06/20/2030	6,107
667	7.00%, 02/15/2031	721
190	7.00%, 06/15/2031	199
179	7.00%, 08/15/2031	199
645	8.50%, 11/15/2024	646

		116,102,099

		966,005,028

	U.S. Government Agencies - 13.5%
	FHLMC
$7,730,000	3.00%, 01/01/2034(13)	$7,702,645
21,977,000	3.00%, 01/01/2049(13)	21,415,732
3,200,000	3.50%, 01/01/2034(13)	3,240,438
11,020,000	4.50%, 01/01/2049(13)	11,406,715
6,250,000	5.00%, 01/01/2049(13)	6,545,272

		50,310,802

	FNMA
$17,800,000	3.00%, 01/01/2034(13)	$17,755,848
26,696,000	3.00%, 01/01/2049(13)	26,020,704
41,550,000	3.50%, 01/01/2034(13)	42,049,087
22,185,000	4.50%, 01/01/2049(13)	22,972,307

		108,797,946

	GNMA
$31,140,000	3.00%, 01/01/2049(13)	$30,664,993
52,331,000	3.50%, 01/01/2049(13)	52,653,980
7,741,000	4.00%, 01/01/2049(13)	7,926,058
25,165,000	4.50%, 01/01/2049(13)	26,039,386
4,400,000	5.00%, 01/01/2049(13)	4,570,672

		121,855,089

		280,963,837

	Total U.S. Government Agencies (cost $1,241,093,334)	$1,246,968,865

U.S. GOVERNMENT SECURITIES - 8.4%
	U.S. Treasury Securities - 8.4%
	U.S. Treasury Bonds - 1.7%
$5,119,000	2.50%, 02/15/2046(15)	$4,621,497
13,709,000	2.88%, 11/15/2046(15)(16)	13,329,325
1,095,000	3.00%, 05/15/2045(15)	1,092,904
6,430,000	3.00%, 02/15/2048(15)(17)	6,395,589
8,990,000	3.13%, 08/15/2044(15)(17)	9,177,175

		34,616,490

	U.S. Treasury Notes - 6.7%
66,784,773	0.38%, 07/15/2027(16)(18)	63,355,966
13,662,223	0.75%, 07/15/2028(18)	13,372,435
4,420,000	1.88%, 11/30/2021(15)	4,347,484
58,815,000	2.88%, 05/31/2025(15)	59,828,180

		140,904,065

		175,520,555

	Total U.S. Government Securities (cost $178,599,222)	$175,520,555

COMMON STOCKS - 0.0%
	Energy - 0.0%
64,657	Ascent Resources - Marcellus LLC Class A(19)(20)	203,670
30,559	Philadelphia Energy Solutions Class A	168,074

The accompanying notes are an integral part of these financial statements.

129

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.0% - (continued)
	Energy - 0.0% - (continued)
14,557	Templar Energy LLC Class A*	$3,639

		375,383

	Total Common Stocks (cost $593,434)	$375,383

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
2,242	U.S. Bancorp Series A, 3.50%, 01/31/2019 (2)(7)	$1,670,290

	Total Preferred Stocks (cost $1,591,820)	$1,670,290

WARRANTS - 0.0%
	Energy - 0.0%
16,740	Ascent Resources - Marcellus LLC Expires 3/30/2023*(19)(20)	1,339

	Total Warrants (cost $1,339)	$1,339

ESCROWS - 0.0%(21)
	Energy-Alternate Sources - 0.0%
800,000	TCEH Corp.*(19)(20)	1

	Total Escrows (cost $ - )	$1

	Total Long-Term Investments (cost $2,876,327,759)	$2,837,788,642

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.4%
9,656,892	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(22)	$9,656,892

	Securities Lending Collateral - 0.3%
277,266	Citibank NA DDCA, 2.39%, 1/2/2019(22)	277,266
3,663,980	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(22)	3,663,980
262,810	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(22)	262,810
191,643	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(22)	191,643
1,066,808	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(22)	1,066,808
82,813	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(22)	82,813

		5,545,320

	Total Short-Term Investments (cost $15,202,212)	$15,202,212

Total Investments Excluding Purchased Options (cost $2,891,529,971)	136.7%	$2,852,990,854

Total Purchased Options (cost $6,640,962)	0.3%	$5,142,116

Total Investments (cost $2,898,170,933)	137.0%	$2,858,132,970
Other Assets and Liabilities	(37.0)%	(771,711,409)

Total Net Assets	100.0%	$2,086,421,561

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $740,360,177, representing 35.5% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strips.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $27,305,049, representing 1.3% of net assets.

(9)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2018.

(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(11)

This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2018, the aggregate value of the unfunded commitment was $25,542, which rounds to zero percent of total net assets.

(12)	Securities disclosed are principal-only strips.

(13)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.

130

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Schedule of Investments – (continued)

December 31, 2018

(14)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(19)	Investment valued using significant unobservable inputs.

(20)

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of these securities was $6,577,390, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(21)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

(22)	Current yield as of period end.

OTC Swaption Contracts Outstanding at December 31, 2018
Description	Counter- party	Exercise Price/FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:

Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 05/06/57*	BOA	2.45%	Pay	08/02/27	USD	5,070,000	5,070,000	$540,462	$436,020	$104,442
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Pay	07/18/28	USD	3,200,000	3,200,000	361,600	374,080	(12,480)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BCLY	2.45%	Receive	08/02/27	USD	7,000,000	7,000,000	746,200	1,009,321	(263,121)

Total Calls							15,270,000	$1,648,262	$1,819,421	$(171,159)

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 02/28/19*	BCLY	2.45%	Pay	08/02/27	USD	7,000,000	7,000,000	$1,350,300	$1,378,379	$(28,079)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 05/06/57*	BOA	2.45%	Receive	08/02/27	USD	5,070,000	5,070,000	978,003	1,161,030	(183,027)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	BOA	3.20%	Receive	05/30/19	USD	37,670,000	37,670,000	$108,565	$245,690	$(137,125)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 06/03/29*	DEUT	3.20%	Receive	05/30/19	USD	58,000,000	58,000,000	167,156	864,200	(697,044)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 07/20/48*	CITI	2.91%	Receive	07/18/28	USD	3,200,000	3,200,000	371,200	374,080	(2,880)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 12/11/29*	BOA	3.20%	Receive	12/09/19	USD	58,260,000	58,260,000	518,630	798,162	(279,532)

Total Puts							169,200,000	$3,493,854	$4,821,541	$(1,327,687)

Total purchased swaption contracts							184,470,000	$5,142,116	$6,640,962	$(1,498,846)

*	Swaptions with forward premiums.

OTC Swaption Contracts Outstanding at December 31, 2018
Description	Counter- party	Exercise Price/FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.31	GSC	77.50	Receive	01/16/19	USD (159,348,000)	(159,348,000)	$(36,347)	$(195,201)	$158,854
Written swaption contracts:
Puts
CDX.NA.IG.31	GSC	77.50	Receive	01/16/19	USD (159,348,000)	(159,348,000)	$(840,570)	$(470,077)	$(370,493)

Total written swaption contracts						(318,696,000)	$(876,917)	$(665,278)	$(211,639)

The accompanying notes are an integral part of these financial statements.

131

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Exchange-Traded Options Contracts Outstanding at December 31, 2018
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
U.S. Treasury 10-Year Future Option	119.50 USD	01/25/19	(10)	USD	(10,000)	$(25,469)	$(8,273)	$(17,196)
Puts
U.S. Treasury 10-Year Future Option	119.50 USD	01/25/19	(10)	USD	(10,000)	$(313)	$(4,211)	$3,898

Total written option contracts					(20,000)	$(25,782)	$(12,484)	$(13,298)

Futures Contracts Outstanding at December 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
90-Day Euro Future	850	12/16/2019	$206,868,750	$542,270
U.S. Treasury 5-Year Note Future	1,362	03/29/2019	156,204,375	2,125,938
U.S. Treasury Long Bond Future	14	03/20/2019	2,044,000	95,409
U.S. Treasury Ultra Bond Future	894	03/20/2019	143,626,687	7,653,454

Total				$10,417,071

Short position contracts:
90-Day Euro Future	850	12/14/2020	$207,251,250	$(691,830)
U.S. Treasury 2-Year Note Future	666	03/29/2019	141,400,125	(936,536)
U.S. Treasury 10-Year Note Future	265	03/20/2019	32,334,140	(414,578)
U.S. Treasury 10-Year Ultra Future	557	03/20/2019	72,453,516	$(2,263,832)

Total				$(4,306,776)

Total futures contracts				$6,110,295

TBA Sale Commitments Outstanding at December 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$17,800,000	01/01/2034	$(17,737,010)	$(135,869)
FHLMC, 3.50%	25,196,000	01/01/2049	(25,181,500)	(266,750)
FHLMC, 5.50%	5,100,000	01/01/2049	(5,385,874)	3,391
FNMA, 2.50%	33,300,000	01/01/2034	(32,520,182)	(257,408)
FNMA, 3.00%	28,198,000	01/01/2034	(28,128,056)	(172,382)
FNMA, 3.00%	55,128,000	01/01/2049	(53,733,494)	(662,240)
FNMA, 4.00%	3,200,000	01/01/2034	(3,275,500)	(18,000)
FNMA, 4.50%	18,555,000	01/01/2049	(19,213,485)	(104,734)
FNMA, 5.50%	13,400,000	01/01/2049	(14,178,875)	27,219
FNMA, 6.00%	3,300,000	01/01/2049	(3,543,932)	4,083
GNMA, 4.50%	21,500,000	01/01/2049	(22,247,041)	(51,651)

Total (proceeds receivable $223,510,608)			$(225,144,949)	$(1,634,341)

At December 31, 2018, the aggregate market value of TBA Sale Commitments represents (10.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at December 31, 2018
Reference Entity	Counterparty		Notional Amount(a)	(Pay)/ Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,445,193	(0.09%)	08/25/37	Monthly	$304,605	$—	$35,999	$(268,606)
ABX.HE.AAA.07	CSI	USD	3,512,980	(0.09%)	08/25/37	Monthly	851,367	—	71,492	(779,875)

The accompanying notes are an integral part of these financial statements.

132

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

OTC Credit Default Swap Contracts Outstanding at December 31, 2018 – (continued)
Reference Entity	Counterparty		Notional Amount(a)	(Pay)/ Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
ABX.HE.PENAAA.06	MSC	USD	718,509	(0.11%)	05/25/46	Monthly	$77,650	$—	$38,539	$(39,111)
ABX.HE.PENAAA.06	JPM	USD	1,640,298	(0.11%)	05/25/46	Monthly	176,848	—	88,855	(87,993)
ABX.HE.PENAAA.06	GSC	USD	673,288	(0.11%)	05/25/46	Monthly	166,237	—	36,114	(130,123)

Total							$1,576,707	$—	$270,999	$(1,305,708)

Sell protection:
ABX.HE.AAA.07	MSC	USD	1,445,192	0.09%	08/25/37	Monthly	$13,663	$—	$(38,005)	$(51,668)
ABX.HE.AAA.07	MSC	USD	3,512,978	0.09%	08/25/37	Monthly	33,412	—	(92,383)	(125,795)
ABX.HE.PENAAA.06	BCLY	USD	3,032,099	0.11%	05/25/46	Monthly	—	(79,203)	(163,975)	(84,772)
CMBX.NA.BB.6	MSC	USD	1,065,000	5.00%	05/11/63	Monthly	—	(188,601)	(298,363)	(109,762)
CMBX.NA.BB.6	CSI	USD	965,000	5.00%	05/11/63	Monthly	—	(137,967)	(270,616)	(132,649)
CMBX.NA.BB.6	CSI	USD	1,825,000	5.00%	05/11/63	Monthly	—	(356,591)	(511,785)	(155,194)
CMBX.NA.BB.6	CSI	USD	3,270,000	5.00%	05/11/63	Monthly	—	(662,014)	(917,008)	(254,994)
CMBX.NA.BB.6	CSI	USD	2,671,000	5.00%	05/11/63	Monthly	—	(472,979)	(748,288)	(275,309)
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	Monthly	—	(494,937)	(783,027)	(288,090)
CMBX.NA.BB.6	CSI	USD	2,795,000	5.00%	05/11/63	Monthly	—	(494,937)	(783,027)	(288,090)
CMBX.NA.BB.6	CSI	USD	2,800,000	5.00%	05/11/63	Monthly	—	(495,822)	(784,427)	(288,605)
CMBX.NA.BB.6	GSC	USD	2,855,000	5.00%	05/11/63	Monthly	—	(300,599)	(799,837)	(499,238)
CMBX.NA.BB.8	MSC	USD	5,083,000	5.00%	10/17/57	Monthly	—	(1,362,760)	(1,089,245)	273,515
CMBX.NA.BB.8	CSI	USD	2,507,000	5.00%	10/17/57	Monthly	—	(672,086)	(537,230)	134,856
CMBX.NA.BB.8	GSC	USD	3,445,000	5.00%	10/17/57	Monthly	—	(826,935)	(739,192)	87,743
CMBX.NA.BB.8	DEUT	USD	1,455,000	5.00%	10/17/57	Monthly	—	(350,807)	(312,198)	38,609
CMBX.NA.BB.8	GSC	USD	240,000	5.00%	10/17/57	Monthly	—	(26,682)	(51,430)	(24,748)
CMBX.NA.BBB-.6	MSC	USD	465,000	3.00%	05/11/63	Monthly	—	(39,432)	(74,714)	(35,282)
CMBX.NA.BBB-.6	DEUT	USD	485,000	3.00%	05/11/63	Monthly	—	(71,578)	(77,927)	(6,349)
CMBX.NA.BBB-.6	CSI	USD	920,000	3.00%	05/11/63	Monthly	—	(126,742)	(147,975)	(21,233)
CMBX.NA.BBB-.6	MSC	USD	4,245,000	3.00%	05/11/63	Monthly	—	(619,935)	(682,069)	(62,134)
CMBX.NA.BBB-.6	GSC	USD	2,725,000	3.00%	05/11/63	Monthly	—	(298,760)	(438,069)	(139,309)
Fed Republic of Brazil	DEUT	USD	2,900,000	1.00%	12/20/23	Quarterly	—	(119,878)	(135,453)	(15,575)
Republic of Turkey	MSC	USD	1,565,000	1.00%	12/20/23	Quarterly	—	(191,970)	(170,947)	21,023
Republic of Turkey	GSC	USD	1,565,000	1.00%	12/20/23	Quarterly	—	(190,802)	(170,947)	19,855

Total							$47,075	$(8,582,017)	$(10,818,137)	$(2,283,195)

Total traded indices							$1,623,782	$(8,582,017)	$(10,547,138)	$(3,588,903)

Total OTC contracts							$1,623,782	$(8,582,017)	$(10,547,138)	$(3,588,903)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2018
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.30	USD	34,520,000	(1.00%)	12/20/23	Quarterly	$(1,636,821)	$(1,595,440)	$41,381
CDX.NA.HY.31	USD	19,595,000	(5.00%)	12/20/23	Quarterly	721,371	406,610	(314,761)
ITRAXX.EUR.30	EUR	22,730,000	(1.00%)	12/20/23	Quarterly	416,649	164,268	(252,381)

Total						$(498,801)	$(1,024,562)	$(525,761)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.S.31	USD	27,700,000	1.00%	12/20/23	Quarterly	$288,740	$161,873	$(126,867)

Total						$(210,061)	$(862,689)	$(652,628)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

133

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12 Mo. Federal Funds Rate	1.62% Fixed	USD	13,700,000	11/14/26	Annual	$—	$—	$736,446	$736,446
3 Mo. USD LIBOR	2.79% Fixed	USD	28,405,000	09/30/25	Semi-Annual	—	—	(312,508)	(312,508)
3 Mo. USD LIBOR	2.83% Fixed	USD	16,422,000	12/21/28	Semi-Annual	—	—	(184,401)	(184,401)
3 Mo. USD LIBOR	2.88% Fixed	USD	1,350,000	12/31/48	Semi-Annual	—	—	(13,173)	(13,173)
3 Mo. USD LIBOR	2.00% Fixed	USD	17,550,000	03/21/23	Semi-Annual	89,961	—	303,118	213,157
3 Mo. USD LIBOR	3.00% Fixed	USD	15,511,000	04/30/25	Semi-Annual	78,631	—	(446,644)	(525,275)
3 Mo. USD LIBOR	3.00% Fixed	USD	13,187,000	06/18/28	Semi-Annual	—	—	(353,670)	(353,670)
3 Mo. USD LIBOR	2.25% Fixed	USD	103,083,000	06/20/28	Semi-Annual	5,304,218	—	3,897,308	(1,406,910)
3 Mo. USD LIBOR	2.75% Fixed	USD	22,395,000	12/20/47	Semi-Annual	—	(485,534)	411,677	897,211

Total						$5,472,810	$(485,534)	$4,038,153	$(949,123)

Foreign Currency Contracts Outstanding at December 31, 2018
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
60,490,000	EGP	3,172,831	USD	MSC	04/22/19	$85,898	$—
13,909,188	USD	12,074,000	EUR	BOA	01/31/19	38,460	—
231,071	USD	201,000	EUR	SSG	01/31/19	161	—
4,702,467	USD	4,114,000	EUR	BOA	03/20/19	—	(43,270)

Total						$124,519	$(43,270)

† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CITI	Citigroup Global Markets, Inc.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
EGP	Egyptian Pound
EUR	Euro
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield

Index Abbreviations: – (continued)
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CMT	Constant Maturity Treasury Index
ICE	Intercontinental Exchange, Inc.
ITRAXX.EUR	Markit iTraxx - Europe
MTA	Monthly Treasury Average Index

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
Auth	Authority
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

134

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$728,044,096	$—	$728,044,096	$—
Corporate Bonds	597,262,112	—	590,889,732	6,372,380
Foreign Government Obligations	20,159,689	—	20,159,689	—
Municipal Bonds	18,732,799	—	18,732,799	—
Senior Floating Rate Interests	49,053,513	—	49,053,513	—
U.S. Government Agencies	1,246,968,865	—	1,246,968,865	—
U.S. Government Securities	175,520,555	—	175,520,555	—
Common Stocks
Energy	375,383	—	171,713	203,670
Preferred Stocks	1,670,290	1,670,290	—	—
Warrants	1,339	—	—	1,339
Escrows	1	—	—	1
Short-Term Investments	15,202,212	15,202,212	—	—
Purchased Options	5,142,116	—	5,142,116	—
Foreign Currency Contracts(2)	124,519	—	124,519	—
Futures Contracts(2)	10,417,071	10,417,071	—	—
Swaps - Credit Default(2)	616,982	—	616,982	—
Swaps - Interest Rate(2)	1,846,814	—	1,846,814	—

Total	$2,871,138,356	$27,289,573	$2,837,271,393	$6,577,390

Liabilities
Foreign Currency Contracts(2)	$(43,270)	$—	$(43,270)	$—
Futures Contracts(2)	(4,306,776)	(4,306,776)	—	—
Swaps - Credit Default(2)	(4,858,513)	—	(4,858,513)	—
Swaps - Interest Rate(2)	(2,795,937)	—	(2,795,937)	—
TBA Sale Commitments	(225,144,949)	—	(225,144,949)	—
Written Options	(902,699)	(25,782)	(876,917)	—

Total	$(238,052,144)	$(4,332,558)	$(233,719,586)	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

135

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.6%
	Asset-Backed - Automobile - 21.2%
	Ally Auto Receivables Trust
$318,571	1.53%, 03/16/2020	$318,294
1,310,000	2.72%, 05/17/2021	1,307,893
	American Credit Acceptance Receivables Trust
283,887	2.72%, 03/10/2021(1)	283,631
823,578	2.92%, 08/12/2021(1)	822,209
1,297,675	2.94%, 01/10/2022(1)	1,295,174
	AmeriCredit Automobile Receivables Trust
204,951	1.46%, 05/10/2021	204,097
100,107	1.65%, 09/18/2020	99,998
225,299	1.69%, 12/18/2020	224,524
941,249	2.71%, 07/19/2021	939,608
1,535,000	2.86%, 11/18/2021	1,531,992
1,600,000	3.11%, 01/18/2022	1,601,333
	ARI Fleet Lease Trust
808,461	1.91%, 04/15/2026(1)	802,623
680,830	2.54%, 10/15/2019(1)	680,154
572,000	2.55%, 10/15/2026(1)	569,287
565,000	BMW Floorplan Master Owner Trust 1 mo. USD LIBOR + 0.320%, 2.78%, 05/15/2023(1)(2)	564,999
2,500,000	BMW Vehicle Lease Trust 2.97%, 12/21/2020	2,497,505
	Canadian Pacer Auto Receivables Trust
320,000	2.05%, 03/19/2021(1)	317,744
990,248	2.70%, 08/19/2020(1)	989,038
1,050,000	3.00%, 06/21/2021(1)	1,050,568
	Capital Auto Receivables Asset Trust
335,000	2.02%, 08/20/2021(1)	332,062
1,795,000	3.02%, 02/22/2021(1)	1,793,986
	CarMax Auto Owner Trust
1,545,452	1.40%, 08/15/2021	1,527,506
834,925	1.56%, 11/16/2020	831,850
1,440,211	2.23%, 05/17/2021	1,434,999
2,190,000	2.88%, 10/15/2021	2,185,600
2,345,000	3.11%, 02/15/2022	2,347,332
980,000	Chesapeake Funding II LLC 3.39%, 01/15/2031(1)	979,814
	Chesapeake Funding LLC
889,578	1.91%, 08/15/2029(1)	878,106
1,235,164	2.12%, 11/15/2029(1)	1,221,779
1,500,000	1 mo. USD LIBOR + 0.370%, 2.83%, 08/15/2030(1)(2)	1,496,040
469,901	1 mo. USD LIBOR + 0.450%, 2.91%, 05/15/2029(1)(2)	470,723
902,362	3.04%, 04/15/2030(1)	901,735
381,130	1 mo. USD LIBOR + 1.150%, 3.61%, 03/15/2028(1)(2)	381,846
	CPS Auto Receivables Trust
32,716	1.78%, 09/15/2020(1)	32,667
191,593	1.87%, 03/15/2021(1)	190,964
271,840	2.16%, 05/17/2021(1)	270,694
1,230,765	3.06%, 01/18/2022(1)	1,229,568
814,566	CPS Auto Trust 2.87%, 09/15/2021(1)	813,959
	Drive Auto Receivables Trust
344,469	2.75%, 10/15/2020	344,258
560,000	3.01%, 11/15/2021	559,268
725,000	3.04%, 11/15/2021	723,825
2,500,000	3.34%, 10/15/2022	2,509,252
	DT Auto Owner Trust
475,647	2.84%, 09/15/2021(1)	474,273
1,919,146	3.02%, 02/15/2022(1)	1,913,438
	Enterprise Fleet Financing LLC
781,256	1.74%, 02/22/2022(1)	778,348
574,263	1.97%, 01/20/2023(1)	569,820
804,996	2.13%, 05/22/2023(1)	797,875
1,465,000	3.14%, 02/20/2024(1)	1,463,890
540,000	3.38%, 05/20/2024(1)	541,652

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.6% - (continued)
	Asset-Backed - Automobile - 21.2% - (continued)
	Exeter Automobile Receivables Trust
$220,619	2.21%, 05/17/2021(1)	$220,260
1,002,640	2.90%, 01/18/2022(1)	1,001,299
1,253,016	3.05%, 12/15/2021(1)	1,250,650
17,900	Fifth Third Auto Trust 1.42%, 03/16/2020	17,889
	First Investors Auto Owner Trust
69,881	1.69%, 04/15/2021(1)	69,759
138,411	1.86%, 10/15/2021(1)	137,750
509,643	2.84%, 05/16/2022(1)	508,661
1,096,663	3.23%, 12/15/2022(1)	1,097,898
	Flagship Credit Auto Trust
264,341	1.85%, 07/15/2021(1)	263,106
1,199,802	1.88%, 10/15/2021(1)	1,192,057
863,364	3.07%, 02/15/2023(1)	862,973
2,341,787	3.41%, 05/15/2023(1)	2,344,512
	Ford Credit Auto Lease Trust
1,410,297	2.71%, 12/15/2020	1,407,522
1,850,000	2.93%, 04/15/2021	1,847,917
	Ford Credit Auto Owner Trust
1,000,000	2.12%, 07/15/2026(1)	989,769
1,500,000	2.26%, 11/15/2025(1)	1,495,386
	GM Financial Automobile Leasing Trust
131,495	1.61%, 12/20/2019	131,304
464,771	2.39%, 04/20/2020	463,484
2,392,514	2.83%, 07/20/2020	2,389,877
965,000	2.89%, 09/21/2020	964,063
	GM Financial Consumer Automobile
14,681	1.51%, 03/16/2020(1)	14,671
17,128	1 mo. USD LIBOR + 0.120%, 2.58%, 03/16/2020(1)(2)	17,128
	GM Financial Consumer Automobile Receivables Trust
419,369	1.71%, 09/16/2020(1)	418,075
1,780,004	2.08%, 01/19/2021	1,773,039
2,500,000	2.74%, 07/16/2021	2,495,680
1,650,000	2.93%, 11/16/2021	1,650,510
	Honda Auto Receivables Owner Trust
1,330,000	2.67%, 12/21/2020	1,326,710
985,000	2.98%, 05/17/2021	984,177
	Hyundai Auto Lease Securitization Trust
2,549,614	1.88%, 08/17/2020(1)	2,542,508
2,500,000	2.81%, 12/15/2020(1)	2,495,588
	Hyundai Auto Receivables Trust
83,050	1.48%, 02/18/2020	82,993
472,788	2.55%, 04/15/2021	471,797
1,200,000	2.55%, 11/15/2021	1,193,932
121,621	Mercedes-Benz Auto Lease Trust 1.53%, 08/15/2019	121,548
	Mercedes-Benz Auto Receivables Trust
562,820	1.26%, 02/16/2021	558,419
1,550,000	2.71%, 04/15/2021	1,547,051
2,600,000	Nissan Auto Lease Trust 3.03%, 02/16/2021	2,598,527
1,960,000	OneMain Direct Auto Receivables Trust 2.31%, 12/14/2021(1)	1,947,910
	Prestige Auto Receivables Trust
278,116	1.80%, 11/16/2020(1)	277,746
1,045,000	2.97%, 12/15/2021(1)	1,042,044
	Santander Drive Auto Receivables Trust
257,875	1.87%, 12/15/2020	257,731
2,075,000	2.97%, 07/15/2021	2,072,831
755,000	3.03%, 02/15/2022	755,423
	Securitized Term Auto Receivables Trust
168,699	1.78%, 01/27/2020(1)	168,308
1,500,000	2.21%, 06/25/2021(1)	1,489,590
2,500,000	2.81%, 12/29/2020(1)	2,497,215
116,522	Toyota Auto Receivables Owner Trust 1.30%, 04/15/2020	115,894

The accompanying notes are an integral part of these financial statements.

136

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.6% - (continued)
	Asset-Backed - Automobile - 21.2% - (continued)
$1,190,000	Volkswagen Auto Loan Enhanced Trust 2.81%, 07/20/2021	$1,188,395
	Westlake Automobile Receivables Trust
245,656	1.80%, 07/15/2020(1)	245,111
908,147	2.24%, 12/15/2020(1)	905,630
1,068,203	2.84%, 09/15/2021(1)	1,066,643
	Wheels SPV LLC
59,683	1.59%, 05/20/2025(1)	59,521
356,657	1.88%, 04/20/2026(1)	353,861
480,000	3.06%, 04/20/2027(1)	479,983
	World Omni Auto Receivables Trust
1,340,000	2.80%, 01/18/2022	1,337,388
1,700,000	3.01%, 04/15/2022	1,699,381
	World Omni Automobile Lease Securitization Trust
201,401	1.68%, 12/16/2019	200,887
1,575,241	2.59%, 11/16/2020	1,570,920
1,420,000	2.96%, 06/15/2021	1,417,382

		106,196,083

	Asset-Backed - Credit Card - 3.4%
2,995,000	BA Credit Card Trust 1 mo. USD LIBOR + 0.380%, 2.84%, 06/15/2021(2)	2,995,223
	Barclays Dryrock Issuance Trust
1,750,000	2.41%, 07/15/2022	1,742,174
915,000	1 mo. USD LIBOR + 0.330%, 2.79%, 03/15/2023(2)	915,349
	Cabela’s Credit Card Master Note Trust
1,785,000	1.78%, 06/15/2022	1,774,644
3,000,000	1 mo. USD LIBOR + 0.450%, 2.91%, 07/15/2022(2)	3,001,463
2,500,000	Capital One Multi-Asset Execution Trust 1 mo. USD LIBOR + 0.450%, 2.91%, 02/15/2022(2)	2,502,262
1,815,000	CARDS Trust 1 mo. USD LIBOR + 0.370%, 2.83%, 04/18/2022(1)(2)	1,814,823
2,250,000	Chase Issuance Trust 1.27%, 07/15/2021	2,230,278

		16,976,216

	Asset-Backed - Finance & Insurance - 5.0%
	CNH Equipment Trust
329,708	1.64%, 07/15/2020	329,376
914,619	1.84%, 03/15/2021	910,530
1,800,000	2.78%, 08/16/2021	1,796,455
1,570,000	2.93%, 12/15/2021	1,567,787
2,495,000	DLL LLC 2.81%, 11/17/2020(1)	2,491,920
473,517	DLL Securitization Trust 1.89%, 07/15/2020(1)	471,841
336,819	Engs Commercial Finance Trust 2.97%, 02/22/2021(1)	335,852
	GMF Floorplan Owner Revolving Trust
2,675,000	1 mo. USD LIBOR + 0.430%, 2.89%, 07/15/2022(1)(2)	2,672,071
1,440,000	1 mo. USD LIBOR + 0.570%, 3.03%, 01/18/2022(1)(2)	1,444,658
687,531	GreatAmerica Leasing Receivables Funding LLC 2.35%, 05/15/2020(1)	685,167
124,544	John Deere Owner Trust 1.59%, 04/15/2020	124,306
1,310,000	Kubota Credit Owner Trust 2.80%, 02/16/2021(1)	1,307,041
	MMAF Equipment Finance LLC
123,129	1.73%, 05/18/2020(1)	122,926
1,016,743	1.93%, 10/15/2020(1)	1,012,286
1,354,145	2.92%, 07/12/2021(1)	1,352,836
221,750	Nationstar HECM Loan Trust 2.76%, 02/25/2028(1)(3)(4)(5)	221,750
	New York City Tax Lien
560,995	1.87%, 11/10/2030(1)	555,134
3,404,076	3.22%, 11/10/2031(1)	3,409,144
	Verizon Owner Trust
1,108,994	1.42%, 01/20/2021(1)	1,103,566

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 31.6% - (continued)
	Asset-Backed - Finance & Insurance - (continued)
$730,000	1.92%, 12/20/2021(1)	$722,527
905,000	2.06%, 09/20/2021(1)	898,251
1,060,000	3.23%, 04/20/2023	1,066,500
40,075	Volvo Financial Equipment LLC 1.55%, 10/15/2019(1)	40,049
230,000	Volvo Financial Equipment Master Owner Trust 1 mo. USD LIBOR + 0.500%, 2.96%, 11/15/2022(1)(2)	230,487

		24,872,460

	Asset-Backed - Home Equity - 0.2%
1,261,423	New Residential Mortgage Loan Trust 4.00%, 08/27/2057(1)(3)	1,267,948

	Asset-Backed - Student Loan - 0.7%
28,493	Navient Student Loan Trust 1 mo. USD LIBOR + 0.480%, 2.99%, 03/25/2066(1)(2)	28,499
	SLM Student Loan Trust
627,548	3 mo. USD LIBOR + 0.090%, 2.58%, 10/25/2024(2)	626,958
701,908	3 mo. USD LIBOR + 0.120%, 2.61%, 01/25/2027(2)	698,470
641,815	1 mo. USD LIBOR + 0.520%, 3.03%, 03/25/2026(2)	643,113
1,278,406	1 mo. USD LIBOR + 0.600%, 3.11%, 11/25/2027(2)	1,283,565
334,945	SoFi Professional Loan Program LLC 1 mo. USD LIBOR + 1.600%, 4.11%, 06/25/2025(1)(2)	336,557

		3,617,162

	Commercial Mortgage - Backed Securities - 1.0%
1,365,000	FREMF Mortgage Trust 1 mo. USD LIBOR + 0.320%, 2.82%, 02/25/2020(2)	1,363,312
800,000	GS Mortgage Securities Corp. Trust 1 mo. USD LIBOR + 0.700%, 3.16%, 07/15/2032(1)(2)	791,923
500,000	JP Morgan Chase Commercial Mortgage Securities Trust 5.63%, 12/05/2027(1)	511,843
1,384,613	SG Residential Mortgage Trust 3.43%, 04/27/2048(1)(3)	1,383,023
980,533	Verus Securitization Trust 3.68%, 06/01/2058(1)(3)	978,901

		5,029,002

	Whole Loan Collateral CMO - 0.1%
200,122	OBX Trust 1 mo. USD LIBOR + 0.650%, 3.16%, 06/25/2057(1)(2)	198,392
525,368	Verus Securitization Trust 2.93%, 02/25/2048(1)(3)	520,100

		718,492

	Total Asset & Commercial Mortgage Backed Securities (cost $159,034,375)	$158,677,363

CORPORATE BONDS - 38.5%
	Aerospace/Defense - 0.3%
1,500,000	United Technologies Corp. 3 mo. USD LIBOR + 0.650%, 3.28%, 08/16/2021(2)	$1,494,363

	Agriculture - 0.4%
1,750,000	Philip Morris International, Inc. 3 mo. USD LIBOR + 0.420%, 3.07%, 02/21/2020(2)	1,747,572

	Auto Manufacturers - 3.6%
2,000,000	American Honda Finance Corp. 2.00%, 11/13/2019	1,984,339
	Daimler Finance North America LLC
1,750,000	1.50%, 07/05/2019(1)	1,732,764
715,000	3 mo. USD LIBOR + 0.390%, 2.97%, 05/04/2020(1)(2)	711,015

The accompanying notes are an integral part of these financial statements.

137

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 38.5% - (continued)
	Auto Manufacturers - 3.6% - (continued)
	Ford Motor Credit Co. LLC
$1,500,000	2.26%, 03/28/2019	$1,495,697
2,500,000	3 mo. USD LIBOR + 0.830%, 3.61%, 03/12/2019(2)	2,498,190
1,000,000	General Motors Financial Co., Inc. 3 mo. USD LIBOR + 0.850%, 3.26%, 04/09/2021(2)	977,240
1,500,000	Harley-Davidson Financial Services, Inc. 2.25%, 01/15/2019(1)	1,499,404
1,250,000	Hyundai Capital America 3 mo. USD LIBOR + 0.940%, 3.35%, 07/08/2021(1)(2)	1,246,351
1,900,000	Nissan Motor Acceptance Corp. 3 mo. USD LIBOR + 0.390%, 3.20%, 09/28/2020(1)(2)	1,878,857
	Toyota Motor Credit Corp.
1,000,000	2.20%, 01/10/2020	990,938
2,000,000	3 mo. USD LIBOR + 0.260%, 2.71%, 04/17/2020(2)	1,993,238
1,195,000	Volkswagen Group of America Finance LLC 3.88%, 11/13/2020(1)	1,200,830

		18,208,863

	Beverages - 1.2%
5,000,000	Anheuser-Busch InBev Finance, Inc. 3 mo. USD LIBOR + 0.400%, 2.94%, 02/01/2019(2)	4,999,256
1,250,000	PepsiCo, Inc. 3 mo. USD LIBOR + 0.040%, 2.60%, 05/02/2019(2)	1,249,877

		6,249,133

	Biotechnology - 0.2%
1,205,000	Gilead Sciences, Inc. 1.85%, 09/20/2019	1,194,226

	Chemicals - 0.7%
1,250,000	Air Liquide Finance S.A. 1.38%, 09/27/2019(1)	1,234,824
640,000	DowDuPont, Inc. 3.77%, 11/15/2020	646,136
1,450,000	EI du Pont de Nemours & Co. 3 mo. USD LIBOR + 0.530%, 3.07%, 05/01/2020(2)	1,450,733

		3,331,693

	Commercial Banks - 18.0%
	ABN Amro Bank N.V.
2,200,000	3 mo. USD LIBOR + 0.640%, 3.09%, 01/18/2019(1)(2)	2,200,251
1,000,000	3 mo. USD LIBOR + 0.570%, 3.26%, 08/27/2021(1)(2)	994,270
	Bank of America Corp.
1,500,000	3 mo. USD LIBOR + 0.650%, 3.45%, 10/01/2021(2)	1,488,976
2,000,000	3 mo. USD LIBOR + 1.040%, 3.48%, 01/15/2019(2)	2,000,443
1,750,000	Bank of Nova Scotia 1.65%, 06/14/2019	1,740,077
	BB&T Corp.
2,500,000	3 mo. USD LIBOR + 0.660%, 3.20%, 02/01/2019(2)	2,500,000
1,500,000	3 mo. USD LIBOR + 0.570%, 3.36%, 06/15/2020(2)	1,501,776
1,750,000	Canadian Imperial Bank of Commerce 3 mo. USD LIBOR + 0.315%, 2.87%, 02/02/2021(2)	1,732,070
	Capital One Financial Corp.
1,250,000	3 mo. USD LIBOR + 0.760%, 3.38%, 05/12/2020(2)	1,250,000
1,500,000	3 mo. USD LIBOR + 0.950%, 3.72%, 03/09/2022(2)	1,475,762
4,000,000	Citigroup, Inc. 3 mo. USD LIBOR + 0.770%, 3.18%, 04/08/2019(2)	4,003,406
1,500,000	Citizens Bank NA 3 mo. USD LIBOR + 0.540%, 3.28%, 03/02/2020(2)	1,497,791
2,070,000	Commonwealth Bank of Australia 3 mo. USD LIBOR + 0.640%, 3.23%, 11/07/2019(1)(2)	2,074,361

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 38.5% - (continued)
	Commercial Banks - 18.0% - (continued)
$2,500,000	Credit Agricole S.A. 3 mo. USD LIBOR + 0.970%, 3.74%, 06/10/2020(1)(2)	$2,512,825
	Danske Bank A/S
1,500,000	3 mo. USD LIBOR + 0.510%, 3.25%, 03/02/2020(1)(2)	1,496,956
2,000,000	3 mo. USD LIBOR + 0.580%, 3.32%, 09/06/2019(1)(2)	1,998,649
1,500,000	Deutsche Bank AG 3 mo. USD LIBOR + 0.970%, 3.41%, 07/13/2020(2)	1,460,533
1,500,000	DNB Bank ASA 3 mo. USD LIBOR + 0.370%, 3.17%, 10/02/2020(1)(2)	1,490,346
	Fifth Third Bank
500,000	2.20%, 10/30/2020	490,181
1,000,000	3 mo. USD LIBOR + 0.250%, 2.77%, 10/30/2020(2)	992,789
2,350,000	3 mo. USD LIBOR + 0.590%, 3.41%, 09/27/2019(2)	2,353,181
	Goldman Sachs Group, Inc.
2,000,000	3 mo. USD LIBOR + 1.160%, 3.64%, 04/23/2020(2)	2,006,914
3,500,000	3 mo. USD LIBOR + 1.170%, 3.79%, 11/15/2021(2)	3,491,847
	HSBC Holdings plc
1,785,000	3 mo. USD LIBOR + 0.600%, 3.24%, 05/18/2021(2)	1,758,511
750,000	3 mo. USD LIBOR + 0.650%, 3.43%, 09/11/2021(2)	740,084
1,500,000	Huntington National Bank 3 mo. USD LIBOR + 0.510%, 3.28%, 03/10/2020(2)	1,499,671
1,000,000	ING Bank N.V. 1.65%, 08/15/2019(1)	990,515
	JP Morgan Chase & Co.
3,000,000	3 mo. USD LIBOR + 0.630%, 3.14%, 01/28/2019(2)	3,000,475
1,500,000	3 mo. USD LIBOR + 0.680%, 3.42%, 06/01/2021(2)	1,490,880
1,000,000	KeyBank NA 1.60%, 08/22/2019	991,100
1,250,000	Manufacturers & Traders Trust Co. 3 mo. USD LIBOR + 0.270%, 2.76%, 01/25/2021(2)	1,242,449
	Morgan Stanley
3,000,000	3 mo. USD LIBOR + 0.850%, 3.34%, 01/24/2019(2)	3,000,815
1,500,000	5.63%, 09/23/2019	1,522,198
	PNC Bank NA
2,000,000	1.45%, 07/29/2019	1,982,808
750,000	2.50%, 01/22/2021	740,056
	Regions Bank
1,000,000	3 mo. USD LIBOR + 0.500%, 3.12%, 08/13/2021(2)	982,020
1,500,000	3 mo. USD LIBOR + 0.380%, 3.18%, 04/01/2021(2)	1,471,696
3,000,000	Royal Bank of Canada 3 mo. USD LIBOR + 0.450%, 2.86%, 01/10/2019(2)	3,000,168
	Santander UK plc
750,000	2.13%, 11/03/2020	732,510
1,500,000	3 mo. USD LIBOR + 0.620%, 3.36%, 06/01/2021(2)	1,483,443
	Sumitomo Mitsui Banking Corp.
1,000,000	2.51%, 01/17/2020	992,642
1,000,000	3 mo. USD LIBOR + 0.350%, 2.80%, 01/17/2020(2)	999,121
	SunTrust Bank
1,000,000	3 mo. USD LIBOR + 0.298%, 2.59%, 01/29/2021(2)	990,264
3,000,000	3 mo. USD LIBOR + 0.530%, 3.06%, 01/31/2020(2)	2,997,106

The accompanying notes are an integral part of these financial statements.

138

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 38.5% - (continued)
	Commercial Banks - 18.0% - (continued)
	Svenska Handelsbanken AB
$1,250,000	3 mo. USD LIBOR + 0.360%, 3.13%, 09/08/2020(2)	$1,249,129
1,250,000	3 mo. USD LIBOR + 0.470%, 3.16%, 05/24/2021(2)	1,238,685
1,665,000	3 mo. USD LIBOR + 0.490%, 3.23%, 09/06/2019(2)	1,666,122
2,250,000	Toronto-Dominion Bank 1.45%, 08/13/2019	2,229,922
	U.S. Bank NA
1,000,000	2.05%, 10/23/2020	982,661
1,250,000	3 mo. USD LIBOR + 0.320%, 2.81%, 01/24/2020(2)	1,249,004
1,775,000	3 mo. USD LIBOR + 0.290%, 2.94%, 05/21/2021(2)	1,768,516
	UBS AG
715,000	2.45%, 12/01/2020(1)	701,639
800,000	3 mo. USD LIBOR + 0.580%, 3.35%, 06/08/2020(1)(2)	799,562
	Wells Fargo Bank NA
1,025,000	2.60%, 01/15/2021	1,012,269
2,000,000	3 mo. USD LIBOR + 0.650%, 3.39%, 12/06/2019(2)	2,004,874

		90,264,319

	Commercial Services - 0.2%
915,000	Equifax, Inc. 3 mo. USD LIBOR + 0.870%, 3.49%, 08/15/2021(2)	904,590

	Diversified Financial Services - 2.1%
1,250,000	AIG Global Funding 3 mo. USD LIBOR + 0.460%, 3.28%, 06/25/2021(1)(2)	1,240,500
1,000,000	American Express Co. 3 mo. USD LIBOR + 0.525%, 3.17%, 05/17/2021(2)	995,499
	American Express Credit Corp.
1,000,000	3 mo. USD LIBOR + 0.330%, 2.91%, 05/03/2019(2)	999,959
2,500,000	3 mo. USD LIBOR + 0.550%, 3.35%, 03/18/2019(2)	2,501,407
1,395,000	Private Export Funding Corp. 2.10%, 12/19/2019(1)	1,385,308
1,465,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	1,459,133
1,700,000	Synchrony Financial 3 mo. USD LIBOR + 1.230%, 3.81%, 02/03/2020(2)	1,698,714

		10,280,520

	Electric - 0.7%
1,250,000	American Electric Power Co., Inc. 2.15%, 11/13/2020	1,225,068
1,000,000	Duke Energy Florida LLC 2.10%, 12/15/2019	991,909
1,500,000	NextEra Energy Capital Holdings, Inc. 3.34%, 09/01/2020	1,502,976

		3,719,953

	Electronics - 0.6%
	Honeywell International, Inc.
1,000,000	1.80%, 10/30/2019	990,201
2,000,000	3 mo. USD LIBOR + 0.280%, 2.80%, 10/30/2019(2)	1,999,695

		2,989,896

	Food - 0.8%
1,250,000	Conagra Brands, Inc. 3 mo. USD LIBOR + 0.750%, 3.22%, 10/22/2020(2)	1,246,488
1,500,000	JM Smucker Co. 2.20%, 12/06/2019	1,486,802
1,500,000	Kraft Heinz Foods Co. 3 mo. USD LIBOR + 0.570%, 3.19%, 02/10/2021(2)	1,487,542

		4,220,832

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 38.5% - (continued)
	Healthcare - Services - 1.1%
$2,000,000	Cigna Corp. 3.20%, 09/17/2020(1)	$1,991,780
2,500,000	Roche Holdings, Inc. 3 mo. USD LIBOR + 0.340%, 3.14%, 09/30/2019(1)(2)	2,501,364
1,000,000	UnitedHealth Group, Inc. 1.95%, 10/15/2020	982,547

		5,475,691

	Insurance - 1.7%
440,000	Allstate Corp. 3 mo. USD LIBOR + 0.430%, 3.23%, 03/29/2021(2)	435,229
	MassMutual Global Funding II
1,500,000	1.55%, 10/11/2019(1)	1,481,501
704,000	1.95%, 09/22/2020(1)	689,949
	Metropolitan Life Global Funding I
795,000	2.40%, 01/08/2021(1)	782,894
2,000,000	USD SOFR + 0.570%, 3.03%, 09/07/2020(1)(2)	1,986,841
2,000,000	New York Life Global Funding 3 mo. USD LIBOR + 0.270%, 2.68%, 04/09/2020(1)(2)	1,995,242
1,000,000	Protective Life Global Funding 3 mo. USD LIBOR + 0.520%, 3.33%, 06/28/2021(1)(2)	992,110

		8,363,766

	Iron/Steel - 0.3%
1,500,000	Glencore Funding LLC 2.50%, 01/15/2019(1)	1,499,370

	IT Services - 1.2%
1,425,000	Apple, Inc. 3 mo. USD LIBOR + 0.070%, 2.69%, 05/11/2020(2)	1,421,638
	Hewlett Packard Enterprise Co.
2,000,000	2.10%, 10/04/2019(1)	1,977,464
1,000,000	3 mo. USD LIBOR + 0.720%, 3.06%, 10/05/2021(2)	991,298
1,500,000	IBM Credit LLC 3.45%, 11/30/2020	1,507,755

		5,898,155

	Machinery - Construction & Mining - 0.5%
	Caterpillar Financial Services Corp.
1,000,000	2.00%, 11/29/2019	992,804
1,750,000	3 mo. USD LIBOR + 0.280%, 3.10%, 03/22/2019(2)	1,750,073

		2,742,877

	Machinery - Diversified - 0.6%
	John Deere Capital Corp.
2,000,000	3 mo. USD LIBOR + 0.300%, 3.08%, 03/13/2020(2)	1,997,588
1,125,000	3 mo. USD LIBOR + 0.290%, 3.11%, 06/22/2020(2)	1,125,345

		3,122,933

	Media - 1.0%
2,500,000	Comcast Corp. 3.30%, 10/01/2020	2,509,562
1,125,000	NBCUniversal Enterprise, Inc. 3 mo. USD LIBOR + 0.400%, 3.20%, 04/01/2021(1)(2)	1,113,989
1,315,000	Walt Disney Co. 0.88%, 07/12/2019	1,300,628

		4,924,179

	Miscellaneous Manufacturing - 0.6%
	Siemens Financieringsmaatschappij N.V.
1,700,000	3 mo. USD LIBOR + 0.320%, 3.10%, 09/13/2019(1)(2)	1,700,413
1,500,000	3 mo. USD LIBOR + 0.340%, 3.13%, 03/16/2020(1)(2)	1,499,628

		3,200,041

	Oil & Gas - 0.5%
980,000	BP Capital Markets plc 1.77%, 09/19/2019	971,262
1,660,000	Phillips 66 3 mo. USD LIBOR + 0.750%, 3.19%, 04/15/2020(1)(2)	1,660,286

		2,631,548

The accompanying notes are an integral part of these financial statements.

139

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 38.5% - (continued)
	Oil & Gas Services - 0.2%
$1,250,000	Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020(1)	$1,221,541

	Pharmaceuticals - 0.8%
	Bayer U.S. Finance LLC
900,000	2.13%, 07/15/2019(1)	892,936
1,500,000	3 mo. USD LIBOR + 0.630%, 3.45%, 06/25/2021(1)(2)	1,480,019
700,000	CVS Health Corp. 3 mo. USD LIBOR + 0.720%, 3.49%, 03/09/2021(2)	694,357
795,000	Takeda Pharmaceutical Co., Ltd. 3.80%, 11/26/2020(1)	799,796

		3,867,108

	Retail - 0.9%
2,000,000	Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019(1)	1,981,344
1,100,000	Dollar Tree, Inc. 3 mo. USD LIBOR + 0.700%, 3.15%, 04/17/2020(2)	1,092,984
1,500,000	Home Depot, Inc. 3 mo. USD LIBOR + 0.150%, 2.90%, 06/05/2020(2)	1,494,573

		4,568,901

	Trucking & Leasing - 0.3%
1,375,000	Aviation Capital Group LLC 3 mo. USD LIBOR + 0.670%, 3.19%, 07/30/2021(1)(2)	1,364,283

	Total Corporate Bonds (cost $194,336,087)	$193,486,353

MUNICIPAL BONDS - 0.3%
	Transportation - 0.3%
1,490,000	New York & New Jersey PA 2.29%, 09/15/2019	$1,485,306

	Total Municipal Bonds (cost $1,490,000)	$1,485,306

U.S. GOVERNMENT AGENCIES - 4.6%
	Mortgage-Backed Agencies - 4.6%
	FHLB - 4.0%
5,100,000	1.25%, 01/16/2019	$5,097,440
15,000,000	1.38%, 05/28/2019	14,926,860

		20,024,300

	FHLMC - 0.6%
3,006,996	3.00%, 05/15/2037	$3,011,423

		3,011,423

		23,035,723

	Total U.S. Government Agencies (cost $23,091,886)	$23,035,723

U.S. GOVERNMENT SECURITIES - 18.9%
	U.S. Treasury Securities - 18.9%
	U.S. Treasury Notes - 18.9%
7,500,000	0.88%, 04/15/2019(6)	$7,467,043
11,250,000	1.00%, 03/15/2019	11,218,439
5,000,000	1.00%, 11/15/2019	4,929,688
15,000,000	1.13%, 01/31/2019	14,985,652
10,000,000	1.25%, 06/30/2019	9,937,500
6,250,000	1.38%, 04/30/2020	6,153,809
6,000,000	1.50%, 05/31/2019	5,975,625
10,000,000	1.50%, 05/15/2020	9,857,812
10,000,000	1.63%, 06/30/2020	9,864,844

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 18.9% - (continued)
	U.S. Treasury Securities - 18.9% - (continued)
	U.S. Treasury Notes - 18.9% - (continued)
$7,500,000	1.88%, 12/31/2019	$7,445,508
7,000,000	2.38%, 04/30/2020	6,981,406

		94,817,326

		94,817,326

	Total U.S. Government Securities (cost $94,796,359)	$94,817,326

	Total Long-Term Investments (cost $472,748,707)	$471,502,071

SHORT-TERM INVESTMENTS - 7.4%
	Commercial Paper - 0.4%
2,000,000	Bank of Montreal 3 mo. USD LIBOR + 0.260%, 2.84%, 11/04/2019(2)(7)	$2,000,816

	Other Investment Pools & Funds - 0.6%
2,757,978	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(8)	2,757,978

	Securities Lending Collateral - 1.5%
381,563	Citibank NA DDCA, 2.39%, 1/2/2019(8)	381,563
5,042,238	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(8)	5,042,238
361,670	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.30%(8)	361,670
263,732	Invesco Government & Agency Portfolio, Institutional Class, 2.30%(8)	263,732
1,468,102	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.50%(8)	1,468,102
113,965	Western Asset Institutional Government Reserves Fund, Institutional Class, 2.28%(8)	113,965

		7,631,270

	U.S. Treasury Bills - 4.9%
15,000,000	2.43%, 08/15/2019(7)	$14,764,102
10,000,000	2.55%, 09/12/2019(7)	9,823,339

		24,587,441

	Total Short-Term Investments (cost $36,990,495)	$36,977,505

Total Investments (cost $509,739,202)	101.3%	$508,479,576
Other Assets and Liabilities	(1.3)%	(6,460,468)

Total Net Assets	100.0%	$502,019,108

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $137,734,903, representing 27.4% of net assets.

The accompanying notes are an integral part of these financial statements.

140

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2018 (Unaudited)

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2018, the aggregate fair value of this security was $221,750, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Investment valued using significant unobservable inputs.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)	The rate shown represents current yield to maturity.
(8)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate

Municipal Abbreviations:
PA	Port Authority

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3 (1)
Assets
Asset & Commercial Mortgage Backed Securities	$158,677,363	$—	$158,455,613	$221,750
Corporate Bonds	193,486,353	—	193,486,353	—
Municipal Bonds	1,485,306	—	1,485,306	—
U.S. Government Agencies	23,035,723	—	23,035,723	—
U.S. Government Securities	94,817,326	—	94,817,326	—
Short-Term Investments	36,977,505	10,389,248	26,588,257	—

Total	$508,479,576	$10,389,248	$497,868,578	$221,750

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

The accompanying notes are an integral part of these financial statements.

141

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.2%
	Asset-Backed - Automobile - 0.9%
$350,000	Avis Budget Rental Car Funding AESOP LLC 2.99%, 06/20/2022(1)	$347,869
2,907,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	2,915,010

		3,262,879

	Asset-Backed - Finance & Insurance - 2.6%
1,803,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	1,791,755
1,515,051	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	1,505,198
1,185,904	Springleaf Funding Trust 3.16%, 11/15/2024(1)	1,184,268
499,307	Structured Asset Securities Corp. 1 mo. USD LIBOR + 1.500%, 4.01%, 02/25/2033(2)	504,267
	Towd Point Mortgage Trust
569,188	2.75%, 04/25/2057(1)(3)	556,644
2,417,576	3.75%, 05/25/2058(1)(3)	2,416,058
1,185,000	Tryon Park CLO, Ltd. 3 mo. USD LIBOR + 0.890%, 3.33%, 04/15/2029(1)(2)	1,170,783

		9,128,973

	Asset-Backed - Home Equity - 0.3%
562,006	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 1.500%, 4.01%, 11/25/2032(2)	558,748
7,624,819	Morgan Stanley Capital Trust 0.84%, 07/15/2051(3)(4)	453,208

		1,011,956

	Commercial Mortgage - Backed Securities - 7.4%
22,930,605	Benchmark Mortgage Trust 0.54%, 07/15/2051(3)(4)	851,432
3,400,000	CSMC Trust 2.76%, 04/05/2033(1)	3,370,022
	FREMF Mortgage Trust
5,845,000	1 mo. USD LIBOR + 0.320%, 2.82%, 02/25/2020(2)	5,837,773
435,000	3.36%, 05/25/2045(1)(3)	434,565
955,000	3.65%, 11/25/2050(1)(3)	950,088
1,515,000	3.70%, 04/25/2048(1)(3)	1,477,116
1,325,000	3.73%, 10/25/2049(1)(3)	1,264,229
1,005,000	3.80%, 02/25/2050(1)(3)	992,694
2,645,000	3.82%, 06/25/2047(1)(3)	2,643,093
700,000	3.84%, 10/25/2049(1)(3)	675,140
660,000	3.94%, 09/25/2049(1)(3)	644,922
4,580,000	3.98%, 04/25/2051(1)(3)	4,389,734
1,990,000	5.50%, 04/25/2020(1)(3)	2,041,363

		25,572,171

	Whole Loan Collateral CMO - 4.0%
145,786	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(3)	144,911
2,973,407	CIM Trust 3.00%, 04/25/2057(1)(3)	2,950,043
360,152	Deephaven Residential Mortgage Trust 2.73%, 12/26/2046(1)(3)	356,592
563,911	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 1.750%, 4.10%, 10/01/2022(1)(2)	561,864
	Mill City Mortgage Loan Trust
442,138	2.50%, 04/25/2057(1)(3)	432,626
1,854,298	3.25%, 05/25/2062(1)(3)	1,831,081
	New Residential Mortgage Loan Trust
1,072,769	3.25%, 09/25/2056(1)(3)	1,058,090
1,297,758	3.75%, 03/25/2056(1)(3)	1,293,946
1,291,818	Thornburg Mortgage Securities Trust 3.72%, 04/25/2045(3)	1,298,328

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.2% - (continued)
	Whole Loan Collateral CMO - 4.0% - (continued)
	Towd Point Mortgage Trust
$49,693	2.75%, 04/25/2055(1)(3)	$48,812
56,529	2.75%, 05/25/2055(1)(3)	55,675
1,232,801	3.00%, 03/25/2054(1)(3)	1,219,651
2,399,000	3.75%, 04/25/2055(1)(3)	2,409,627

		13,661,246

	Total Asset & Commercial Mortgage Backed Securities (cost $53,221,251)	$52,637,225

U.S. GOVERNMENT AGENCIES - 64.1%
	Mortgage-Backed Agencies - 61.5%
	FHLMC
$68,450,000	1.38%, 05/01/2020	$67,392,927
6,144,849	1.57%, 01/25/2022	6,023,329
774,138	2.50%, 12/15/2026(4)	39,368
783,535	2.50%, 03/15/2028(4)	57,294
554,901	2.50%, 05/15/2028(4)	42,407
1,100,952	1 mo. USD LIBOR + 0.380%, 2.73%, 04/25/2020(2)	1,100,623
961,660	3.00%, 04/15/2028(4)	82,911
769,516	3.00%, 05/15/2032(4)	52,953
588,354	3.00%, 03/15/2033(4)	70,518
3,977,896	3.00%, 11/01/2036	3,923,109
143,626	3.00%, 09/01/2045	141,107
3,632,702	3.00%, 05/15/2046	3,592,265
888,018	3.00%, 08/15/2047	888,106
6,205,000	3.50%, 11/15/2025	6,303,725
883,513	3.50%, 06/15/2026(4)	53,660
313,939	3.50%, 09/15/2026(4)	27,302
542,684	3.50%, 03/15/2027(4)	45,484
1,716,536	3.50%, 01/15/2028(4)	154,289
302,732	4.00%, 07/15/2027(4)	28,758
911,838	4.00%, 03/15/2028(4)	80,661
489,732	4.00%, 06/15/2028(4)	44,543
1,145,313	4.00%, 07/15/2030(4)	120,937
246,458	4.00%, 06/01/2044	251,913
600,000	4.00%, 01/01/2049(5)	611,660
1,838,887	4.50%, 02/15/2027(4)	188,793
2,120,388	4.50%, 05/15/2034	2,177,388
736,883	5.00%, 09/15/2033(4)	139,346
3,431	5.50%, 06/01/2034	3,668
30,936	5.50%, 10/01/2035	33,363
50,735	5.50%, 04/01/2037	54,669
728,425	5.50%, 12/01/2037	780,333
239,776	5.50%, 04/01/2038	255,983
15,082	5.50%, 05/01/2038	16,172
1,172,211	5.50%, 08/01/2038	1,264,180
2,368	5.50%, 12/01/2039	2,533
22,571	6.00%, 10/01/2021	24,283
34,559	6.00%, 10/01/2022	37,180
51,444	6.00%, 01/01/2028	55,347
16,944	6.00%, 04/15/2028	18,283
32,500	6.00%, 05/15/2028(6)	35,148
40,423	6.00%, 11/15/2028	43,595
74,505	6.00%, 12/15/2028	80,903
159,856	6.00%, 01/15/2029	172,740
36,427	6.00%, 02/15/2029	39,327
38,632	6.00%, 03/15/2029	41,825
26,952	6.00%, 05/15/2029	29,045
6,300	6.00%, 06/15/2029	6,832
1,765	6.00%, 03/15/2031	1,932
76,532	6.00%, 04/15/2031	83,070

The accompanying notes are an integral part of these financial statements.

142

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 64.1% - (continued)
	Mortgage-Backed Agencies - 61.5% - (continued)
	FHLMC - (continued)
$32,481	6.00%, 10/15/2031	$35,594
42,450	6.00%, 12/01/2031	46,365
246,744	6.00%, 12/15/2031(6)	269,536
338,714	6.00%, 12/15/2031	368,834
12,348	6.00%, 05/15/2032	13,369
742,154	6.00%, 06/15/2032	803,766
634,946	6.00%, 09/15/2032	698,915
56,824	6.00%, 10/15/2032	63,044
458	6.00%, 11/01/2032	500
42,632	6.00%, 11/15/2032	46,875
14,543	6.00%, 04/01/2033	15,646
14,801	6.00%, 09/01/2034	16,189
4,963	6.50%, 04/01/2028	5,422
240,873	6.50%, 08/15/2028	263,055
533,992	6.50%, 05/15/2032	596,540
85,991	6.50%, 08/01/2032	95,886
205,519	6.50%, 09/01/2032	232,566
22,908	7.00%, 10/01/2026	23,352
2,443	7.00%, 03/01/2027	2,581
1,745	7.00%, 12/01/2027	1,746
798	7.00%, 02/01/2029	895
515	7.00%, 05/01/2029	578
846	7.00%, 09/01/2029	886
467	7.00%, 02/01/2031	530
69,000	7.00%, 04/01/2032	78,336
56,764	7.00%, 05/01/2032	57,598
50,373	7.00%, 06/01/2032	57,491
74,092	7.00%, 11/01/2032	82,580
2,430	7.50%, 05/01/2024	2,580
430	7.50%, 06/01/2024	430
968	7.50%, 06/01/2025	1,026
3,801	8.00%, 08/01/2024	3,845
4,262	8.00%, 09/01/2024	4,345
64	8.00%, 10/01/2024	68

		100,606,756

	FNMA
$2,439,471	1.34%, 08/25/2044(3)(4)	$122,882
1,428,027	1.56%, 04/25/2055(3)(4)	70,291
1,831,057	1.65%, 06/25/2055(3)(4)	98,051
6,389,625	1.97%, 11/01/2023	6,121,122
1,224,949	2.00%, 09/25/2039	1,148,895
672,794	2.05%, 11/01/2023	647,494
3,329,785	2.22%, 10/01/2022	3,264,625
2,300,000	2.23%, 11/01/2023	2,228,685
200,000	2.45%, 11/01/2022	197,901
23,835	2.50%, 01/01/2043	22,608
268,322	2.54%, 03/01/2023	266,345
2,500,000	2.68%, 05/01/2025	2,460,210
1,470,746	1 mo. USD LIBOR + 0.400%, 2.70%, 10/25/2024(2)	1,468,798
87,356	2.74%, 04/01/2022	87,285
1,098,143	1 mo. USD LIBOR + 0.400%, 2.75%, 08/25/2025(2)	1,096,764
1,730,299	1 mo. USD LIBOR + 0.490%, 2.79%, 04/25/2024(2)	1,735,178
87,117	2.83%, 06/01/2022	87,086
243,447	2.94%, 06/01/2022	244,620
1,371,840	3.00%, 02/25/2027(4)	97,638
1,457,329	3.00%, 07/25/2027(4)	116,244
554,105	3.00%, 09/25/2027(4)	46,875
60,778	3.00%, 12/01/2030	60,669
1,366,329	3.00%, 06/25/2043	1,367,968
177,382	3.02%, 04/01/2022	179,132
515,000	3.07%, 06/01/2027	503,465

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 64.1% - (continued)
	FNMA - (continued)
$7,341,518	3.11%, 10/01/2021	$7,406,400
569,927	3.25%, 12/01/2021	576,665
383,118	3.26%, 01/01/2022	389,070
215,977	3.50%, 11/01/2020	218,386
3,284,326	3.50%, 04/25/2027(4)	282,433
593,352	3.50%, 05/25/2027(4)	57,323
979,022	3.50%, 10/25/2027(4)	90,997
305,854	3.50%, 08/25/2030(4)	30,100
670,830	3.50%, 02/25/2031(4)	57,029
592,541	3.50%, 09/25/2035(4)	88,053
10,732,004	3.50%, 04/25/2044	10,867,209
3,530,014	3.50%, 03/25/2045	3,579,195
517,667	3.50%, 10/25/2046(4)	119,122
3,543,579	3.50%, 01/25/2047	3,594,841
4,538,000	3.50%, 01/01/2049(5)	4,537,202
2,512,953	3.50%, 10/25/2056	2,551,190
479,227	3.51%, 11/01/2021	487,961
1,035,050	3.59%, 09/01/2030	1,044,162
1,716,446	3.65%, 11/01/2021	1,754,168
83,047	3.65%, 08/01/2023	86,102
1,051,749	3.73%, 07/01/2022	1,074,716
1,005,119	3.75%, 09/01/2023	1,046,766
92,320	3.81%, 11/01/2023	95,793
279,805	3.85%, 01/01/2024	291,195
378,566	3.89%, 10/01/2023	392,555
2,700,000	3.98%, 07/01/2021	2,773,381
146,421	3.99%, 07/01/2021	150,122
932,318	4.00%, 05/25/2027(4)	83,054
12,400,000	4.00%, 01/01/2049(5)	12,640,250
1,246,683	4.50%, 10/01/2040	1,305,815
539,138	4.50%, 10/01/2041	564,683
2,922,160	4.50%, 02/25/2042(4)	352,970
1,627,200	4.50%, 01/01/2043	1,704,337
503,948	4.50%, 09/01/2043	527,823
1,591,443	4.50%, 08/01/2044	1,666,841
102,392	5.00%, 06/01/2025	104,757
249,455	5.47%, 05/25/2042(3)(4)	27,373
84,566	5.50%, 08/01/2019	84,650
168,365	6.00%, 10/01/2023	180,658
23,372	6.00%, 10/25/2028	25,288
8,744	6.00%, 11/25/2028	9,490
33,177	6.00%, 04/25/2029	35,754
563	6.00%, 05/01/2029	613
26,653	6.00%, 05/25/2029	28,821
23,183	6.00%, 06/25/2029(6)	25,346
54,469	6.00%, 07/25/2029	59,045
276,350	6.00%, 05/25/2031(6)	298,339
92,085	6.00%, 09/25/2031	100,193
22,364	6.00%, 11/25/2031	24,130
406,505	6.00%, 12/25/2031	442,556
214,674	6.00%, 01/01/2032	233,316
227	6.00%, 04/01/2032	244
315	6.00%, 05/01/2032	344
1,532	6.00%, 09/25/2032	1,689
82,772	6.00%, 11/01/2032	88,834
38,669	6.00%, 02/01/2033	42,159
204,670	6.00%, 03/01/2033	223,154
659,550	6.00%, 05/01/2033	719,438
7,712	6.00%, 08/01/2034	8,279
162,139	6.00%, 01/01/2035	176,366
2,018,412	6.00%, 02/01/2037	2,200,272
1,590,158	6.00%, 01/25/2042(4)	286,883
1,098,413	6.00%, 09/25/2047(4)	260,187
20	6.50%, 04/01/2024	21
182	6.50%, 04/01/2027	196

The accompanying notes are an integral part of these financial statements.

143

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 64.1% - (continued)
	FNMA - (continued)
$13,226	6.50%, 04/01/2028	$14,202
110	6.50%, 05/01/2028	118
6,597	6.50%, 10/01/2028	7,219
115,549	6.50%, 11/01/2028	125,411
60,245	6.50%, 12/01/2028	66,824
284,222	6.50%, 06/25/2029	299,561
177,738	6.50%, 08/01/2029	197,541
816	6.50%, 11/01/2030	877
3,968	6.50%, 05/01/2031	4,439
143,783	6.50%, 10/25/2031	159,239
947,609	6.50%, 08/01/2032	1,060,109
51,299	6.50%, 09/01/2032	55,272
205	7.00%, 11/01/2031	208
188,509	7.00%, 02/01/2032	212,014
4,231	7.50%, 06/01/2023	4,448
1,587	8.00%, 10/01/2029	1,789
78	8.00%, 03/01/2030	79
5,255	8.00%, 04/01/2030	6,152
16	8.00%, 06/01/2030	16
13,113	8.00%, 10/01/2030	15,400
25,366	8.00%, 12/01/2030	28,307
56	9.00%, 08/01/2020	57
11,826	9.00%, 09/01/2021	11,861

		94,188,278

	GNMA
$269,262	1.75%, 09/20/2043	$258,606
1,979,335	2.50%, 12/16/2039	1,943,732
668,679	3.00%, 09/20/2028(4)	55,973
399,724	3.00%, 02/16/2043(4)	62,416
2,887,246	3.00%, 04/20/2045	2,865,756
279,552	3.50%, 02/16/2027(4)	24,402
679,586	3.50%, 03/20/2027(4)	64,801
613,772	3.50%, 07/20/2040(4)	64,168
914,076	3.50%, 02/20/2041(4)	102,733
1,572,286	3.50%, 04/20/2042(4)	183,872
2,261,312	3.50%, 10/20/2042(4)	408,284
178,809	3.50%, 05/20/2043(4)	30,197
1,380,983	3.50%, 07/20/2043(4)	205,530
3,752,245	3.50%, 01/20/2048	3,827,753
206,432	4.00%, 12/16/2026(4)	18,558
2,903,293	4.00%, 05/20/2029(4)	284,978
438,981	4.00%, 03/20/2043(4)	92,981
212,890	4.00%, 01/20/2044(4)	48,076
1,514,657	4.00%, 03/20/2047(4)	267,291
2,336,798	4.00%, 07/20/2047(4)	409,149
621,956	4.50%, 04/20/2045(4)	149,796
680,623	5.00%, 01/20/2034	722,106
1,841,441	5.00%, 02/16/2040(4)	432,973
526,864	5.00%, 05/20/2040(4)	119,174
1,592,296	5.00%, 03/16/2044(4)	321,384
431,244	5.00%, 01/16/2047(4)	94,929
869,385	5.50%, 09/20/2033	941,602
1,364,218	5.50%, 03/20/2039(4)	304,924
1,366,509	5.50%, 02/16/2047(4)	307,072
818,282	5.50%, 02/20/2047(4)	178,758
360,784	6.00%, 01/15/2033	391,259
305,075	6.00%, 02/15/2033	332,354
1,444,573	6.00%, 09/20/2040(4)	344,420
1,183,918	6.00%, 02/20/2046(4)	272,477
31,297	6.50%, 12/15/2028	34,907
25,736	6.50%, 05/15/2029	28,745
20,590	6.50%, 09/15/2031	22,174
188,732	6.50%, 10/15/2031	203,251
193,512	6.50%, 11/15/2031	208,522
212,493	6.50%, 01/15/2032	229,646

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 64.1% - (continued)
	GNMA - (continued)
$10,442	7.00%, 06/20/2030	$11,285
11,843	7.00%, 05/15/2032	13,592
43,630	7.00%, 07/15/2032	47,684
88,610	7.00%, 09/15/2032	92,514
471,534	7.00%, 10/15/2032(7)	516,525
653	7.50%, 04/15/2022	654
2,669	7.50%, 01/15/2023	2,672
546	7.50%, 05/15/2023	565
2,646	7.50%, 06/15/2023	2,708
997	7.50%, 07/15/2023	998
11,885	7.50%, 08/15/2023	11,951
5,109	7.50%, 09/15/2023	5,116
3,707	7.50%, 10/15/2023	3,877
9,941	7.50%, 11/15/2023	10,239
1,436	7.50%, 12/15/2023	1,438
6,927	7.50%, 02/15/2024	7,039
136	7.50%, 05/15/2024	143
35,496	7.50%, 07/15/2027	37,876
33,249	7.50%, 04/20/2030	38,142
7,636	8.50%, 09/15/2024	8,186
908	8.50%, 06/15/2029	931
3,499	8.50%, 10/15/2029	3,574
2,218	8.50%, 01/15/2030	2,445
7,829	8.50%, 02/15/2030	7,857
842	8.50%, 03/15/2030	878

		17,688,618

		212,483,652

	Other Direct Federal Obligations - 2.6%
	Other - 1.6%
	United States Small Business Administration
$2,419,710	3.20%, 03/01/2038	$2,416,217
1,790,000	3.53%, 09/01/2038	1,822,628
1,350,000	3.54%, 12/01/2038	1,361,376

		5,600,221

	SLM Student Loan Trust - 1.0%
3,393,553	Nelnet Student Loan Trust 1 mo. USD LIBOR + 0.770%, 3.28%, 09/25/2065(1)(2)	3,410,615

		3,410,615

		9,010,836

	Total U.S. Government Agencies (cost $223,259,989)	$221,494,488

U.S. GOVERNMENT SECURITIES - 22.7%
	Other Direct Federal Obligations - 1.4%
	FHLB - 1.4%
4,825,000	FHLB 1.88%, 08/01/2019	4,802,467

		4,802,467

	U.S. Treasury Securities - 21.3%
	U.S. Treasury Notes - 21.3%
26,060,172	0.75%, 07/15/2028(8)	25,507,411
7,857,000	1.88%, 07/31/2022	7,694,029
4,303,000	2.25%, 11/15/2024	4,228,874
34,550,000	2.75%, 11/15/2023(7)(9)	34,927,891
1,148,000	2.88%, 05/31/2025	1,167,776

		73,525,981

		73,525,981

	Total U.S. Government Securities (cost $78,409,387)	$78,328,448

	Total Long-Term Investments (cost $354,890,627)	$352,460,161

The accompanying notes are an integral part of these financial statements.

144

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 3.0%
	Other Investment Pools & Funds - 3.0%
10,290,074	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.35%(10)	$10,290,074

	Total Short-Term Investments (cost $10,290,074)	$10,290,074

Total Investments (cost $365,180,701)	105.0%	$362,750,235
Other Assets and Liabilities	(5.0)%	(17,167,327)

Total Net Assets	100.0%	$345,582,908

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2018, the aggregate value of these securities was $43,629,074, representing 12.6% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2018.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities disclosed are interest-only strips.

(5)	Represents or includes a TBA transaction.

(6)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(10)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Ultra Bond Future	29	03/20/2019	4,659,031	250,364
U.S. Treasury 5-Year Note Future	676	03/29/2019	77,528,750	1,263,013
U.S. Treasury 10-Year Ultra Future	192	03/20/2019	$24,975,000	$779,649

Total				$2,293,026

Short position contracts:
U.S. Treasury Long Bond Future	45	03/20/2019	6,570,000	(312,051)
U.S. Treasury 2-Year Note Future	69	03/29/2019	14,649,563	(77,750)
U.S. Treasury 10-Year Note Future	95	03/20/2019	$11,591,484	$(271,183)

Total				$(660,984)

Total futures contracts				$1,632,042

TBA Sale Commitments Outstanding at December 31, 2018
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.00%	$800,000	01/01/2049	$(815,547)	$(6,359)
FNMA, 4.50%	4,700,000	01/01/2049	(4,866,795)	(26,217)

Total (proceeds receivable $5,649,766)			$(5,682,342)	$(32,576)

The accompanying notes are an integral part of these financial statements.

145

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2018

At December 31, 2018, the aggregate market value of TBA Sale Commitments represents (1.6) % of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at December 31, 2018
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.95% Fixed	USD	6,201,000	06/18/23	Semi-Annual	$—	$—	$(99,824)	$(99,824)
3 Mo. USD LIBOR	3.00% Fixed	USD	4,916,000	04/30/25	Semi-Annual	—	(50)	(141,558)	(141,508)
3 Mo. USD LIBOR	2.79% Fixed	USD	15,286,000	09/30/25	Semi-Annual	—	—	(168,174)	(168,174)
3 Mo. USD LIBOR	2.25% Fixed	USD	7,750,000	03/21/28	Semi-Annual	82,365	—	284,695	202,330
3 Mo. USD LIBOR	2.83% Fixed	USD	12,366,000	12/21/28	Semi-Annual	—	—	(138,856)	(138,856)

Total						$82,365	$(50)	$(263,717)	$(346,032)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
GSC	Goldman Sachs & Co.

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation

Other Abbreviations: – (continued)
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
PT	Perseroan Terbatas
TBA	To Be Announced

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$52,637,225	$—	$52,637,225	$—
U.S. Government Agencies	221,494,488	—	221,494,488	—
U.S. Government Securities	78,328,448	—	78,328,448	—
Short-Term Investments	10,290,074	10,290,074	—	—
Futures Contracts(2)	2,293,026	2,293,026	—	—
Swaps - Interest Rate(2)	202,330	—	202,330	—

Total	$365,245,591	$12,583,100	$352,662,491	$—

Liabilities
Futures Contracts(2)	$(660,984)	$(660,984)	$—	$—
Swaps - Interest Rate(2)	(548,362)	—	(548,362)	—
TBA Sale Commitments	(5,682,342)	—	(5,682,342)	—

Total	$(6,891,688)	$(660,984)	$(6,230,704)	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

146

Hartford Value HLS Fund

Schedule of Investments

December 31, 2018

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Banks - 15.3%
514,470	Bank of America Corp.	$12,676,541
175,945	Citigroup, Inc.	9,159,697
180,982	JP Morgan Chase & Co.	17,667,463
37,520	M&T Bank Corp.	5,370,237
73,410	PNC Financial Services Group, Inc.	8,582,363
203,905	Wells Fargo & Co.	9,395,942

		62,852,243

	Capital Goods - 7.1%
46,110	Caterpillar, Inc.	5,859,198
71,765	Eaton Corp. plc	4,927,385
109,670	Fortune Brands Home & Security, Inc.	4,166,363
47,295	Ingersoll-Rand plc	4,314,723
16,480	Lockheed Martin Corp.	4,315,123
54,580	United Technologies Corp.	5,811,678

		29,394,470

	Consumer Durables & Apparel - 0.9%
112,100	Newell Brands, Inc.	2,083,939
74,680	Skechers USA, Inc. Class A*	1,709,425

		3,793,364

	Consumer Services - 1.1%
62,773	Hilton Worldwide Holdings, Inc.	4,507,101

	Diversified Financials - 2.2%
13,365	BlackRock, Inc.	5,250,039
232,940	Invesco Ltd.	3,899,416

		9,149,455

	Energy - 10.6%
179,540	Canadian Natural Resources Ltd.	4,332,300
111,555	Chevron Corp.	12,136,069
39,800	Concho Resources, Inc.*	4,091,042
71,280	EOG Resources, Inc.	6,216,329
71,575	Exxon Mobil Corp.	4,880,699
126,805	Halliburton Co.	3,370,477
79,670	Occidental Petroleum Corp.	4,890,145
27,120	Pioneer Natural Resources Co.	3,566,822

		43,483,883

	Food & Staples Retailing - 1.1%
141,820	US Foods Holding Corp.*	4,487,185

	Food, Beverage & Tobacco - 4.0%
107,773	Kraft Heinz Co.	4,638,550
120,400	Mondelez International, Inc. Class A	4,819,612
105,120	Philip Morris International, Inc.	7,017,811

		16,475,973

	Health Care Equipment & Services - 6.9%
25,010	Anthem, Inc.	6,568,376
131,292	Koninklijke Philips N.V.	4,603,030
85,366	Medtronic plc	7,764,892
20,275	UnitedHealth Group, Inc.	5,050,908
42,660	Zimmer Biomet Holdings, Inc.	4,424,695

		28,411,901

	Household & Personal Products - 1.1%
82,910	Unilever N.V. ADR	4,460,558

	Insurance - 5.8%
83,805	American International Group, Inc.	3,302,755
52,590	Chubb Ltd.	6,793,576
62,320	Intact Financial Corp.	4,527,924
67,020	Marsh & McLennan Cos., Inc.	5,344,845
95,420	MetLife, Inc.	3,917,945

		23,887,045

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Materials - 3.7%
133,410	DowDuPont, Inc.	$7,134,767
66,560	FMC Corp.	4,922,778
95,210	Sealed Air Corp.	3,317,116

		15,374,661

	Media & Entertainment - 3.3%
326,780	Comcast Corp. Class A	11,126,859
94,530	Viacom, Inc. Class B	2,429,421

		13,556,280

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
30,940	Allergan plc	4,135,440
137,840	AstraZeneca plc ADR	5,235,163
101,470	Bristol-Myers Squibb Co.	5,274,411
60,920	Eli Lilly & Co.	7,049,663
137,090	Merck & Co., Inc.	10,475,047
25,998	Roche Holding AG	6,454,233

		38,623,957

	Real Estate - 3.1%
158,890	Brixmor Property Group, Inc. REIT	2,334,094
61,070	Crown Castle International Corp. REIT	6,634,034
150,100	Park Hotels & Resorts, Inc. REIT	3,899,598

		12,867,726

	Retailing - 2.2%
26,660	Home Depot, Inc.	4,580,721
224,930	Qurate Retail, Inc.*	4,390,634

		8,971,355

	Semiconductors & Semiconductor Equipment - 7.0%
63,780	Analog Devices, Inc.	5,474,237
204,170	Intel Corp.	9,581,698
35,540	KLA-Tencor Corp.	3,180,475
89,765	Maxim Integrated Products, Inc.	4,564,550
102,650	QUALCOMM, Inc.	5,841,812

		28,642,772

	Technology Hardware & Equipment - 4.9%
262,720	Cisco Systems, Inc.	11,383,657
63,770	NetApp, Inc.	3,805,156
846,890	Nokia Oyj ADR	4,928,900

		20,117,713

	Telecommunication Services - 2.9%
211,440	Verizon Communications, Inc.	11,887,157

	Transportation - 1.2%
34,610	Union Pacific Corp.	4,784,140

	Utilities - 4.7%
81,120	Dominion Energy, Inc.	5,796,835
67,780	Edison International	3,847,871
88,945	Eversource Energy	5,784,983
36,960	Sempra Energy	3,998,702

		19,428,391

	Total Common Stocks (cost $361,184,449)	$405,157,330

	Total Long-Term Investments (cost $361,184,449)	$405,157,330

The accompanying notes are an integral part of these financial statements.

147

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2018

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
5,515,188	BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.40%(1)	$5,515,188

	Total Short-Term Investments (cost $5,515,188)	$5,515,188

Total Investments (cost $366,699,637)	99.9%	$410,672,518
Other Assets and Liabilities	0.1%	571,876

Total Net Assets	100.0%	$411,244,394

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$62,852,243	$62,852,243	$—	$—
Capital Goods	29,394,470	29,394,470	—	—
Consumer Durables & Apparel	3,793,364	3,793,364	—	—
Consumer Services	4,507,101	4,507,101	—	—
Diversified Financials	9,149,455	9,149,455	—	—
Energy	43,483,883	43,483,883	—	—
Food & Staples Retailing	4,487,185	4,487,185	—	—
Food, Beverage & Tobacco	16,475,973	16,475,973	—	—
Health Care Equipment & Services	28,411,901	23,808,871	4,603,030	—
Household & Personal Products	4,460,558	4,460,558	—	—
Insurance	23,887,045	23,887,045	—	—
Materials	15,374,661	15,374,661	—	—
Media & Entertainment	13,556,280	13,556,280	—	—
Pharmaceuticals, Biotechnology & Life Sciences	38,623,957	32,169,724	6,454,233	—
Real Estate	12,867,726	12,867,726	—	—
Retailing	8,971,355	8,971,355	—	—
Semiconductors & Semiconductor Equipment	28,642,772	28,642,772	—	—
Technology Hardware & Equipment	20,117,713	20,117,713	—	—
Telecommunication Services	11,887,157	11,887,157	—	—
Transportation	4,784,140	4,784,140	—	—
Utilities	19,428,391	19,428,391	—	—
Short-Term Investments	5,515,188	5,515,188	—	—

Total	$410,672,518	$399,615,255	$11,057,263	$—

(1)	For the year ended December 31, 2018, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

148

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2018

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund
Assets:
Investments in securities, at market value(1)	$1,944,496,368	$4,007,776,239	$569,649,892	$2,961,032,873	$448,125,116	$1,368,134,886	$288,767,718
Cash	78,594	84,051	—	18,720	134	—	—
Foreign currency	80,298	8,987	—	—	63,968	—	—
Receivables:
Investment securities sold	2,292,149	340,621	726,521	—	1,709,130	1,058,187	181,376
Fund shares sold	14,800	124,447	74,205	942,293	20,020	340,095	117,550
Dividends and interest	6,544,842	5,457,344	622,426	4,240,773	183,190	626,788	155,258
Securities lending income	6,166	14,612	44	346	159	7,298	1,770
Variation margin on futures contracts	22,833	2,442,960	—	—	—	—	—
Tax reclaims	821,320	1,142,066	—	567,422	602,937	212,509	7,790
Other assets	9,991	6,523	16,044	9,256	16,432	20,870	14,510

Total assets	1,954,367,361	4,017,397,850	571,089,132	2,966,811,683	450,721,086	1,370,400,633	289,245,972

Liabilities:
Unrealized depreciation on foreign currency contracts	—	345,582	—	—	—	—	—
Obligation to return securities lending collateral	4,505,697	7,045,118	—	—	955,004	7,889,516	2,970,261
Payables:
Investment securities purchased	—	1,980,074	—	2,670,093	790,715	3,427,842	126,019
Fund shares redeemed	1,068,575	2,078,716	421,950	1,105,284	1,372,290	660,498	176,602
Investment management fees	1,013,810	2,274,865	370,569	1,700,541	296,263	730,095	213,449
Transfer agent fees	965	1,390	904	983	921	1,348	942
Accounting services fees	30,641	61,341	7,025	36,482	5,516	21,648	3,550
Board of Directors’ fees	13,176	28,564	3,972	20,215	3,147	9,463	1,976
Distribution fees	9,347	18,608	2,766	14,425	2,884	6,773	1,467
Accrued expenses	175,772	363,609	101,700	237,843	99,376	189,056	31,654

Total liabilities	6,817,983	14,197,867	908,886	5,785,866	3,526,116	12,936,239	3,525,920

Net assets	$1,947,549,378	$4,003,199,983	$570,180,246	$2,961,025,817	$447,194,970	$1,357,464,394	$285,720,052

Summary of Net Assets:
Capital stock and paid-in-capital	$1,590,817,425	$3,774,288,932	$398,676,147	$2,019,916,579	$322,589,754	$1,073,921,400	$237,832,324
Distributable earnings	356,731,953	228,911,051	171,504,099	941,109,238	124,605,216	283,542,994	47,887,728

Net assets	$1,947,549,378	$4,003,199,983	$570,180,246	$2,961,025,817	$447,194,970	$1,357,464,394	$285,720,052

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000	4,200,000,000	3,600,000,000	900,000,000	800,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$27.47	$39.89	$13.59	$19.91	$24.54	$33.79	$20.56

Shares outstanding	62,529,487	88,832,501	36,915,486	130,797,411	15,316,585	35,174,940	12,120,792

Net Assets	$1,717,759,083	$3,543,187,021	$501,718,298	$2,604,425,066	$375,825,188	$1,188,514,244	$249,144,444

Class IB: Net asset value per share	$27.91	$39.28	$13.44	$19.82	$24.28	$32.19	$19.44

Shares outstanding	8,232,148	11,007,503	5,094,175	17,992,848	2,939,194	4,120,588	1,881,029

Net Assets	$229,790,295	$432,334,076	$68,461,948	$356,600,751	$71,369,782	$132,628,866	$36,575,608

Class IC: Net asset value per share	$—	$39.54	$—	$—	$—	$32.90	$—

Shares outstanding	—	700,037	—	—	—	1,104,105	—

Net Assets	$—	$27,678,886	$—	$—	$—	$36,321,284	$—

Cost of investments	$1,753,658,698	$4,183,885,625	$467,042,601	$2,396,603,434	$393,633,917	$1,387,237,316	$266,335,771
Cost of foreign currency	$80,260	$8,982	$—	$—	$63,082	$—	$—

(1) Includes Investment in securities on loan, at market value	$4,357,478	$12,788,151	$—	$—	$952,122	$7,766,810	$3,181,546

The accompanying notes are an integral part of these financial statements.

149

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2018

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund
Assets:
Investments in securities, at market value(1)	$245,768,884	$1,120,467,819	$1,820,484,375	$75,910,779	$283,722,853	$1,154,199,245
Cash	—	—	—	—	7,823	—
Foreign currency	—	100,637	—	—	—	—
Unrealized appreciation on foreign currency contracts	15,850	—	—	—	—	—
Receivables:
Investment securities sold	73,468	—	—	597,600	557,080	95,641
Fund shares sold	100,010	3,660,931	12,069,651	40,803	105,966	7,462,516
Dividends and interest	4,119,792	1,363,155	1,466,505	28,000	511,422	680,908
Securities lending income	—	29,994	10,643	77	1,773	13,585
Tax reclaims	—	3,141,955	—	—	—	—
Other assets	16,503	15,283	12,658	21,495	17,022	17,745

Total assets	250,094,507	1,128,779,774	1,834,043,832	76,598,754	284,923,939	1,162,469,640

Liabilities:
Obligation to return securities lending collateral	—	53,200	17,290,587	407,951	2,064,156	43,528,326
Payables:
Investment securities purchased	274,313	6,535,113	—	—	819,837	—
Fund shares redeemed	187,695	342,378	640,801	607	102,918	1,838,066
Investment management fees	151,760	682,269	1,096,971	54,519	200,613	598,069
Transfer agent fees	873	1,291	1,423	831	850	1,235
Accounting services fees	3,035	13,618	22,907	954	3,511	17,687
Board of Directors’ fees	1,653	8,541	13,552	567	2,106	8,272
Distribution fees	2,409	4,912	1,857	459	2,619	12,272
Accrued expenses	65,562	208,288	77,726	25,431	59,330	84,345

Total liabilities	687,300	7,849,610	19,145,824	491,319	3,255,940	46,088,272

Net assets	$249,407,207	$1,120,930,164	$1,814,898,008	$76,107,435	$281,667,999	$1,116,381,368

Summary of Net Assets:
Capital stock and paid-in-capital	$270,877,683	$1,179,075,950	$1,374,010,126	$66,262,787	$247,984,087	$974,838,335
Distributable earnings	(21,470,476)	(58,145,786)	440,887,882	9,844,648	33,683,912	141,543,033

Net assets	$249,407,207	$1,120,930,164	$1,814,898,008	$76,107,435	$281,667,999	$1,116,381,368

Shares authorized	2,800,000,000	2,825,000,000	2,600,000,000	900,000,000	1,200,000,000	700,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$7.45	$13.91	$33.77	$7.17	$9.93	$26.76

Shares outstanding	25,591,456	71,928,197	52,367,573	9,028,160	21,848,917	30,035,915

Net Assets	$190,681,212	$1,000,294,744	$1,768,712,228	$64,744,428	$216,867,772	$803,906,613

Class IB: Net asset value per share	$7.32	$14.09	$32.85	$7.12	$9.88	$25.95

Shares outstanding	8,022,273	8,563,900	1,406,107	1,595,001	6,561,917	12,040,807

Net Assets	$58,725,995	$120,635,420	$46,185,780	$11,363,007	$64,800,227	$312,474,755

Cost of investments	$269,731,207	$1,240,539,261	$1,679,985,270	$83,162,205	$287,743,149	$1,229,320,627
Cost of foreign currency	$—	$100,736	$—	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$—	$4,459,412	$17,020,702	$406,720	$6,213,738	$43,530,718

The accompanying notes are an integral part of these financial statements.

150

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2018

	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
Assets:
Investments in securities, at market value(1)	$537,710,153	$1,323,276,598	$2,858,132,970	$508,479,576	$362,750,235	$410,672,518
Cash	—	—	—	—	—	25,411
Foreign currency	5	—	248,769	—	—	27,161
Unrealized appreciation on OTC swap contracts	—	—	575,601	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	124,519	—	—	—
Receivables:
Investment securities sold	7,706,502	3,858,671	431,206,221	—	5,649,766	—
Fund shares sold	69,549	6,802	254,305	327,593	2,343	14,994
Dividends and interest	285,658	1,906,373	13,015,269	1,374,990	1,249,980	760,919
Securities lending income	6,708	—	6,027	912	—	806
Variation margin on futures contracts	—	—	338,138	—	197,130	—
Tax reclaims	—	923,516	13,929	1,868	—	236,253
OTC swap contracts premiums paid	—	—	1,623,782	—	—	—
Other assets	17,777	12,442	11,035	16,801	19,300	19,221

Total assets	545,796,352	1,329,984,402	3,305,550,565	510,201,740	369,868,754	411,757,283

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	43,270	—	—	—
Bank overdraft	—	—	92,492	—	86,644	—
Obligation to return securities lending collateral	9,034,495	—	5,545,320	7,631,270	—	—
Unrealized depreciation on OTC swap contracts	—	—	4,164,504	—	—	—
Cash collateral due to broker on swap contracts	—	—	120,000	—	—	—
TBA sale commitments, at market value	—	—	225,144,949	—	5,682,342	—
Payables:
Investment securities purchased	16,121,982	—	970,725,581	—	17,567,153	—
Fund shares redeemed	704,055	7,195,270	1,811,998	299,565	581,610	190,488
Investment management fees	343,410	564,568	846,635	169,841	131,883	243,642
Transfer agent fees	917	886	945	902	865	937
Accounting services fees	8,310	16,408	32,379	5,944	4,103	5,089
Board of Directors’ fees	3,836	8,645	13,099	2,917	2,170	2,906
Variation margin on centrally cleared swap contracts	—	—	860,840	—	133,043	—
Distribution fees	1,879	4,868	8,842	2,664	2,440	2,352
Written options	—	—	902,699	—	—	—
Accrued expenses	77,790	145,178	233,434	69,529	93,593	67,475
OTC swap contracts premiums received	—	—	8,582,017	—	—	—

Total liabilities	26,296,674	7,935,823	1,219,129,004	8,182,632	24,285,846	512,889

Net assets	$519,499,678	$1,322,048,579	$2,086,421,561	$502,019,108	$345,582,908	$411,244,394

Summary of Net Assets:
Capital stock and paid-in-capital	$423,606,945	$979,843,632	$2,087,982,668	$495,215,688	$372,740,506	$324,459,177
Distributable earnings	95,892,733	342,204,947	(1,561,107)	6,803,420	(27,157,598)	86,785,217

Net assets	$519,499,678	$1,322,048,579	$2,086,421,561	$502,019,108	$345,582,908	$411,244,394

Shares authorized	1,500,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$18.38	$78.10	$10.76	$10.10	$10.05	$12.81

Shares outstanding	25,745,116	15,388,113	173,988,565	43,291,935	28,484,329	27,570,093

Net Assets	$473,098,063	$1,201,873,020	$1,871,298,689	$437,159,700	$286,242,615	$353,040,089

Class IB: Net asset value per share	$16.94	$78.11	$10.70	$10.09	$10.04	$12.79

Shares outstanding	2,738,519	1,538,564	20,108,290	6,427,109	5,911,399	4,549,860

Net Assets	$46,401,615	$120,175,559	$215,122,872	$64,859,408	$59,340,293	$58,204,305

Cost of investments	$550,757,370	$1,097,774,593	$2,898,170,933	$509,739,202	$365,180,701	$366,699,637
Cost of foreign currency	$5	$—	$250,647	$—	$—	$27,148
Proceeds of TBA sale commitments	$—	$—	$223,510,608	$—	$5,649,766	$—
Proceeds of written option contracts	$—	$—	$677,762	$—	$—	$—

(1) Includes Investment in securities on loan, at market value	$8,978,711	$—	$5,298,633	$7,467,045	$—	$—

The accompanying notes are an integral part of these financial statements.

151

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2018

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund
Investment Income:
Dividends	$32,475,347	$81,007,182	$9,915,122	$85,988,078	$6,410,519	$7,953,214	$2,740,859
Interest	24,788,604	1,099,465	62,674	900,679	102,217	180,180	147,702
Securities lending	74,664	299,794	44	16,660	18,098	252,366	53,634
Less: Foreign tax withheld	(532,049)	(1,256,115)	—	(769,504)	(314,289)	(44,931)	(30,568)

Total investment income, net	56,806,566	81,150,326	9,977,840	86,135,913	6,216,545	8,340,829	2,911,627

Expenses:
Investment management fees	13,883,801	30,606,967	4,875,888	22,168,396	3,957,602	9,562,267	2,772,445
Administrative services fees
Class IC	—	76,494	—	—	—	95,329	—
Transfer agent fees
Class IA	5,023	7,392	4,787	5,252	4,668	7,133	4,934
Class IB	670	913	659	726	898	801	736
Class IC	—	54	—	—	—	197	—
Distribution fees
Class IB	656,306	1,304,058	201,853	1,036,585	214,185	388,298	107,523
Class IC	—	76,494	—	—	—	95,329	—
Custodian fees	19,102	63,480	5,063	9,431	21,107	40,792	6,172
Registration and filing fees	34,545	45,625	32,867	33,631	32,862	46,342	33,163
Accounting services fees	401,485	808,571	93,352	477,499	74,352	283,868	46,330
Board of Directors’ fees	66,655	142,730	19,986	102,437	16,024	47,243	9,786
Audit fees	31,079	62,171	21,480	20,945	45,539	45,099	32,393
Other expenses	245,215	492,096	127,750	361,054	87,867	217,252	29,013

Total expenses (before waivers and fees paid indirectly)	15,343,881	33,687,045	5,383,685	24,215,956	4,455,104	10,829,950	3,042,495

Management fee waivers	(669,141)	—	—	—	—	—	—
Commission recapture	(7,184)	(38,534)	(570)	(18,866)	(3,321)	(19,394)	(1,257)

Total waivers and fees paid indirectly	(676,325)	(38,534)	(570)	(18,866)	(3,321)	(19,394)	(1,257)

Total expenses, net	14,667,556	33,648,511	5,383,115	24,197,090	4,451,783	10,810,556	3,041,238

Net Investment Income (Loss)	42,139,010	47,501,815	4,594,725	61,938,823	1,764,762	(2,469,727)	(129,611)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	180,416,285	506,754,652	72,774,676	372,863,845	68,693,851	314,671,672	31,458,838
Net realized gain (loss) on futures contracts	2,257,919	(3,280,817)	—	—	—	—	—
Net realized gain (loss) on foreign currency contracts	—	627,283	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(17,697)	(267,672)	—	9,402	(21,769)	(24,689)	1,770

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	182,656,507	503,833,446	72,774,676	372,873,247	68,672,082	314,646,983	31,460,608

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(330,766,428)	(826,839,388)	(83,373,336)	(593,173,572)	(85,373,872)	(288,645,717)	(37,552,465)
Net unrealized appreciation (depreciation) of futures contracts	(10,187)	(2,656,926)	—	—	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(115,379)	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(6,963)	(39,731)	—	(10,243)	(15,663)	(2,009)	665

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(330,783,578)	(829,651,424)	(83,373,336)	(593,183,815)	(85,389,535)	(288,647,726)	(37,551,800)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(148,127,071)	(325,817,978)	(10,598,660)	(220,310,568)	(16,717,453)	25,999,257	(6,091,192)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(105,988,061)	$(278,316,163)	$(6,003,935)	$(158,371,745)	$(14,952,691)	$23,529,530	$(6,220,803)

The accompanying notes are an integral part of these financial statements.

152

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2018

	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap Value HLS Fund	Hartford Small Cap Growth HLS Fund
Investment Income:
Dividends	$33,233	$35,515,686	$16,266,674	$1,014,357	$5,081,008	$7,824,188
Interest	17,229,488	579,902	43,708	15,441	94,175	309,975
Securities lending	—	171,097	137,463	6,574	50,882	203,827
Less: Foreign tax withheld	—	(3,408,255)	(80,121)	(2,935)	(45,944)	(2,774)

Total investment income, net	17,262,721	32,858,430	16,367,724	1,033,437	5,180,121	8,335,216

Expenses:
Investment management fees	1,960,785	9,878,165	14,984,752	745,737	2,791,354	8,248,353
Transfer agent fees
Class IA	4,002	6,728	8,438	4,252	3,935	5,397
Class IB	1,239	781	218	752	1,186	2,065
Distribution fees
Class IB	165,624	372,787	142,648	35,040	202,046	939,840
Custodian fees	7,579	103,208	13,353	3,355	8,489	9,227
Registration and filing fees	32,229	37,088	45,683	31,406	33,316	37,222
Accounting services fees	39,216	201,671	316,058	13,050	48,849	244,451
Board of Directors’ fees	8,312	44,741	68,349	2,822	10,551	41,015
Audit fees	31,544	46,900	21,422	21,945	21,745	21,623
Other expenses	69,930	223,618	177,776	23,891	59,781	112,917

Total expenses (before waivers and fees paid indirectly)	2,320,460	10,915,687	15,778,697	882,250	3,181,252	9,662,110

Commission recapture	—	(28,061)	(8,370)	—	(4,615)	(6,727)

Total waivers and fees paid indirectly	—	(28,061)	(8,370)	—	(4,615)	(6,727)

Total expenses, net	2,320,460	10,887,626	15,770,327	882,250	3,176,637	9,655,383

Net Investment Income (Loss)	14,942,261	21,970,804	597,397	151,187	2,003,484	(1,320,167)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	2,828,754	46,526,507	313,603,919	16,823,323	39,205,536	219,253,261
Net realized gain (loss) on foreign currency contracts	311,327	—	—	—	—	—
Net realized gain (loss) on other foreign currency transactions	(10,982)	(669,193)	(2,850)	—	(111,181)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	3,129,099	45,857,314	313,601,069	16,823,323	39,094,355	219,253,261

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(27,155,534)	(332,581,427)	(453,906,710)	(25,371,110)	(89,946,212)	(363,380,245)
Net unrealized appreciation (depreciation) of foreign currency contracts	76,393	—	—	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(1,040)	(67,720)	—	—	1,215	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(27,080,181)	(332,649,147)	(453,906,710)	(25,371,110)	(89,944,997)	(363,380,245)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(23,951,082)	(286,791,833)	(140,305,641)	(8,547,787)	(50,850,642)	(144,126,984)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,008,821)	$(264,821,029)	$(139,708,244)	$(8,396,600)	$(48,847,158)	$(145,447,151)

The accompanying notes are an integral part of these financial statements.

153

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2018

	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
Investment Income:
Dividends	$1,661,898	$30,831,798	$89,460	$—	$—	$12,341,520
Interest	200,890	368,476	83,715,797	11,183,888	9,633,689	106,470
Securities lending	69,867	—	51,527	6,710	—	12,704
Less: Foreign tax withheld	—	(105,685)	—	(2,993)	—	(160,034)

Total investment income, net	1,932,655	31,094,589	83,856,784	11,187,605	9,633,689	12,300,660

Expenses:
Investment management fees	4,596,041	7,068,904	10,527,975	2,019,160	1,664,695	3,257,727
Transfer agent fees
Class IA	5,011	4,857	5,145	4,785	4,310	4,831
Class IB	505	493	590	688	913	806
Distribution fees
Class IB	143,051	339,892	577,002	158,665	161,711	174,810
Custodian fees	12,197	5,600	49,304	4,420	6,457	3,639
Registration and filing fees	35,245	33,859	34,521	32,833	35,002	32,519
Accounting services fees	112,563	206,310	403,619	70,671	51,791	68,409
Board of Directors’ fees	18,382	43,663	66,328	14,699	10,909	14,691
Audit fees	46,821	30,773	51,443	31,388	44,573	21,768
Other expenses	93,098	192,245	317,231	83,459	106,397	84,888

Total expenses (before waivers and fees paid indirectly)	5,062,914	7,926,596	12,033,158	2,420,768	2,086,758	3,664,088

Commission recapture	(18,084)	(996)	—	—	—	(2,239)

Total waivers and fees paid indirectly	(18,084)	(996)	—	—	—	(2,239)

Total expenses, net	5,044,830	7,925,600	12,033,158	2,420,768	2,086,758	3,661,849

Net Investment Income (Loss)	(3,112,175)	23,168,989	71,823,626	8,766,837	7,546,931	8,638,811

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	113,780,251	120,033,221	(16,429,142)	(18,669)	(3,269,319)	48,093,227
Net realized gain (loss) on purchased options contracts	—	—	385,075	—	—	—
Net realized gain (loss) on futures contracts	—	—	(23,920,328)	—	(3,417,130)	—
Net realized gain (loss) on written options contracts	—	—	1,094,667	—	(96,204)	—
Net realized gain (loss) on swap contracts	—	—	2,155,275	—	1,140,952	—
Net realized gain (loss) on foreign currency contracts	—	—	(854,578)	—	—	—
Net realized gain (loss) on other foreign currency transactions	812	(13,010)	(241,362)	—	—	(13,541)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	113,781,063	120,020,211	(37,810,393)	(18,669)	(5,641,701)	48,079,686

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(127,972,764)	(138,534,419)	(59,167,865)	(1,061,293)	(1,479,925)	(103,389,323)
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	(908,053)	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	7,758,743	—	1,997,765	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	(224,937)	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	(2,351,579)	—	(289,737)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	562,943	—	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	(11,348)	(20,853)	—	—	(5,236)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(127,972,764)	(138,545,767)	(54,351,601)	(1,061,293)	228,103	(103,394,559)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(14,191,701)	(18,525,556)	(92,161,994)	(1,079,962)	(5,413,598)	(55,314,873)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,303,876)	$4,643,433	$(20,338,368)	$7,686,875	$2,133,333	$(46,676,062)

The accompanying notes are an integral part of these financial statements.

154

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$42,139,010	$42,692,836	$47,501,815	$45,424,632	$4,594,725	$6,623,756
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	182,656,507	173,385,809	503,833,446	641,921,865	72,774,676	66,406,606
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(330,783,578)	122,002,272	(829,651,424)	340,712,360	(83,373,336)	61,943,262

Net Increase (Decrease) in Net Assets Resulting from Operations	(105,988,061)	338,080,917	(278,316,163)	1,028,058,857	(6,003,935)	134,973,624

Distributions to Shareholders:(1)
Class IA	(123,979,008)	(47,464,119)	(454,718,791)	(280,000,593)	(59,926,122)	(69,277,938)
Class IB	(15,722,695)	(5,534,060)	(55,433,183)	(35,014,412)	(8,120,313)	(9,451,480)
Class IC	—	—	(3,306,481)	(1,722,982)	—	—

Total distributions	(139,701,703)	(52,998,179)	(513,458,455)	(316,737,987)	(68,046,435)	(78,729,418)

Capital Share Transactions:
Sold	17,623,057	27,191,961	41,412,513	80,762,993	8,267,277	6,573,433
Issued on reinvestment of distributions	139,701,703	52,998,179	513,458,455	316,737,987	68,046,434	78,729,418
Redeemed	(337,066,656)	(311,772,955)	(817,092,381)	(1,186,680,309)	(129,497,572)	(112,526,090)

Net (decrease) from capital share transactions	(179,741,896)	(231,582,815)	(262,221,413)	(789,179,329)	(53,183,861)	(27,223,239)

Net Increase (Decrease) in Net Assets	(425,431,660)	53,499,923	(1,053,996,031)	(77,858,459)	(127,234,231)	29,020,967

Net Assets:
Beginning of period	2,372,981,038	2,319,481,115	5,057,196,014	5,135,054,473	697,414,477	668,393,510

End of period	$1,947,549,378	$2,372,981,038	$4,003,199,983	$5,057,196,014	$570,180,246	$697,414,477

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

155

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund		Hartford Growth Opportunities HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$61,938,823	$60,240,785	$1,764,762	$2,465,165	$(2,469,727)	$(2,643,363)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	372,873,247	372,570,368	68,672,082	43,958,518	314,646,983	215,967,758
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(593,183,815)	160,622,809	(85,389,535)	86,452,802	(288,647,726)	164,605,261

Net Increase (Decrease) in Net Assets Resulting from Operations	(158,371,745)	593,433,962	(14,952,691)	132,876,485	23,529,530	377,929,656

Distributions to Shareholders:(1)
Class IA	(367,065,830)	(261,460,717)	(38,893,548)	(20,798,629)	(183,161,141)	(16,106,762)
Class IB	(50,078,265)	(35,652,496)	(7,324,732)	(3,981,855)	(21,414,890)	(1,881,415)
Class IC	—	—	—	—	(5,228,239)	(403,653)

Total distributions	(417,144,095)	(297,113,213)	(46,218,280)	(24,780,484)	(209,804,270)	(18,391,830)

Capital Share Transactions:
Sold	61,469,849	104,640,250	36,885,058	35,466,468	50,069,414	46,904,728
Issued on reinvestment of distributions	417,144,095	297,113,212	46,218,280	24,780,485	209,804,270	18,391,829
Redeemed	(561,723,069)	(530,411,682)	(91,759,918)	(71,226,539)	(225,579,813)	(218,264,877)

Net (decrease) from capital share transactions	(83,109,125)	(128,658,220)	(8,656,580)	(10,979,586)	34,293,871	(152,968,320)

Net Increase (Decrease) in Net Assets	(658,624,965)	167,662,529	(69,827,551)	97,116,415	(151,980,869)	206,569,506

Net Assets:
Beginning of period	3,619,650,782	3,451,988,253	517,022,521	419,906,106	1,509,445,263	1,302,875,757

End of period	$2,961,025,817	$3,619,650,782	$447,194,970	$517,022,521	$1,357,464,394	$1,509,445,263

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

156

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$(129,611)	$21,704	$14,942,261	$16,752,837	$21,970,804	$20,447,179
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	31,460,608	20,678,238	3,129,099	5,132,805	45,857,314	112,396,083
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(37,551,800)	42,617,943	(27,080,181)	769,720	(332,649,147)	178,814,146

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,220,803)	63,317,885	(9,008,821)	22,655,362	(264,821,029)	311,657,408

Distributions to Shareholders:(1)
Class IA	(17,636,397)	(42,557,293)	(12,607,847)	(14,107,895)	(24,591,559)	(19,083,304)
Class IB	(2,726,361)	(7,184,474)	(3,775,566)	(4,345,488)	(2,394,120)	(1,824,269)

Total distributions	(20,362,758)	(49,741,767)	(16,383,413)	(18,453,383)	(26,985,679)	(20,907,573)

Capital Share Transactions:
Sold	31,276,586	47,830,448	13,407,636	16,051,926	144,483,508	238,539,464
Issued on reinvestment of distributions	20,362,758	49,741,767	16,383,413	18,453,383	26,985,679	20,907,573
Redeemed	(74,733,932)	(66,393,210)	(56,481,478)	(59,002,412)	(339,252,535)	(203,781,844)

Net increase (decrease) from capital share transactions	(23,094,588)	31,179,005	(26,690,429)	(24,497,103)	(167,783,348)	55,665,193

Net Increase (Decrease) in Net Assets	(49,678,149)	44,755,123	(52,082,663)	(20,295,124)	(459,590,056)	346,415,028

Net Assets:
Beginning of period	335,398,201	290,643,078	301,489,870	321,784,994	1,580,520,220	1,234,105,192

End of period	$285,720,052	$335,398,201	$249,407,207	$301,489,870	$1,120,930,164	$1,580,520,220

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

157

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap HLS Fund		Hartford MidCap Growth HLS Fund		Hartford MidCap Value HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$597,397	$161,392	$151,187	$857,365	$2,003,484	$1,239,709
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	313,601,069	232,241,276	16,823,323	8,513,724	39,094,355	23,401,263
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(453,906,710)	210,733,817	(25,371,110)	3,773,225	(89,944,997)	22,239,620

Net Increase (Decrease) in Net Assets Resulting from Operations	(139,708,244)	443,136,485	(8,396,600)	13,144,314	(48,847,158)	46,880,592

Distributions to Shareholders:(1)
Class IA	(206,009,765)	(94,658,887)	(7,929,782)	(3,287,870)	(20,921,640)	(20,308,939)
Class IB	(5,470,747)	(5,084,893)	(1,375,082)	(550,492)	(5,918,091)	(6,031,749)

Total distributions	(211,480,512)	(99,743,780)	(9,304,864)	(3,838,362)	(26,839,731)	(26,340,688)

Capital Share Transactions:
Sold	268,177,739	371,154,622	4,772,590	6,228,487	5,167,853	6,974,933
Issued on reinvestment of distributions	211,480,512	99,743,781	9,304,864	3,838,362	26,839,731	26,340,688
Redeemed	(528,465,528)	(413,993,325)	(19,264,292)	(25,253,892)	(49,490,166)	(58,594,091)

Net increase (decrease) from capital share transactions	(48,807,277)	56,905,078	(5,186,838)	(15,187,043)	(17,482,582)	(25,278,470)

Net Increase (Decrease) in Net Assets	(399,996,033)	400,297,783	(22,888,302)	(5,881,091)	(93,169,471)	(4,738,566)

Net Assets:
Beginning of period	2,214,894,041	1,814,596,258	98,995,737	104,876,828	374,837,470	379,576,036

End of period	$1,814,898,008	$2,214,894,041	$76,107,435	$98,995,737	$281,667,999	$374,837,470

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

158

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Growth HLS Fund		Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$(1,320,167)	$(1,454,879)	$(3,112,175)	$(2,511,265)	$23,168,989	$25,878,193
Net realized gain (loss) on investments and foreign currency transactions	219,253,261	99,838,478	113,781,063	136,468,650	120,020,211	127,954,070
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(363,380,245)	137,585,826	(127,972,764)	35,311,309	(138,545,767)	115,361,860

Net Increase (Decrease) in Net Assets Resulting from Operations	(145,447,151)	235,969,425	(17,303,876)	169,268,694	4,643,433	269,194,123

Distributions to Shareholders:(1)
Class IA	(60,365,921)	(446,628)	(37,253,096)	—	(20,294,819)	(23,707,000)
Class IB	(23,243,803)	—	(4,017,068)	—	(1,685,834)	(2,111,519)

Total distributions	(83,609,724)	(446,628)	(41,270,164)	—	(21,980,653)	(25,818,519)

Capital Share Transactions:
Sold	200,210,026	341,821,699	55,281,428	35,844,453	8,126,181	7,902,822
Issued on reinvestment of distributions	74,744,865	391,968	41,270,164	—	21,980,653	25,818,519
Redeemed	(264,548,970)	(441,836,449)	(126,680,602)	(504,062,833)	(212,336,911)	(208,424,356)

Net increase (decrease) from capital share transactions	10,405,921	(99,622,782)	(30,129,010)	(468,218,380)	(182,230,077)	(174,703,015)

Net Increase (Decrease) in Net Assets	(218,650,954)	135,900,015	(88,703,050)	(298,949,686)	(199,567,297)	68,672,589

Net Assets:
Beginning of period	1,335,032,322	1,199,132,307	608,202,728	907,152,414	1,521,615,876	1,452,943,287

End of period	$1,116,381,368	$1,335,032,322	$519,499,678	$608,202,728	$1,322,048,579	$1,521,615,876

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

159

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$71,823,626	$72,397,790	$8,766,837	$5,426,975	$7,546,931	$7,433,049
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(37,810,393)	46,924,738	(18,669)	110,447	(5,641,701)	(2,529,210)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(54,351,601)	3,063,744	(1,061,293)	(117,494)	228,103	749,426

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,338,368)	122,386,272	7,686,875	5,419,928	2,133,333	5,653,265

Distributions to Shareholders:(1)
Class IA	(84,804,607)	(64,104,099)	(5,018,413)	(3,863,181)	(7,134,442)	(7,516,833)
Class IB	(9,181,448)	(6,840,084)	(536,294)	(353,222)	(1,332,927)	(1,395,249)

Total distributions	(93,986,055)	(70,944,183)	(5,554,707)	(4,216,403)	(8,467,369)	(8,912,082)

Capital Share Transactions:
Sold	106,840,708	133,249,068	73,505,332	40,599,916	21,420,796	25,399,365
Issued on reinvestment of distributions	93,986,055	70,944,183	5,554,708	4,216,403	8,467,369	8,912,083
Redeemed	(406,372,006)	(356,036,471)	(105,240,180)	(131,702,061)	(78,045,222)	(79,206,757)

Net (decrease) from capital share transactions	(205,545,243)	(151,843,220)	(26,180,140)	(86,885,742)	(48,157,057)	(44,895,309)

Net Increase (Decrease) in Net Assets	(319,869,666)	(100,401,131)	(24,047,972)	(85,682,217)	(54,491,093)	(48,154,126)

Net Assets:
Beginning of period	2,406,291,227	2,506,692,358	526,067,080	611,749,297	400,074,001	448,228,127

End of period	$2,086,421,561	$2,406,291,227	$502,019,108	$526,067,080	$345,582,908	$400,074,001

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

160

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Value HLS Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income (loss)	$8,638,811	$7,919,163
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	48,079,686	43,232,153
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(103,394,559)	23,121,521

Net Increase (Decrease) in Net Assets Resulting from Operations	(46,676,062)	74,272,837

Distributions to Shareholders:(1)
Class IA	(45,728,961)	(39,184,875)
Class IB	(7,417,890)	(6,498,111)

Total distributions	(53,146,851)	(45,682,986)

Capital Share Transactions:
Sold	13,010,218	12,186,616
Issued on reinvestment of distributions	53,146,851	45,682,987
Redeemed	(81,575,571)	(84,180,318)

Net (decrease) from capital share transactions	(15,418,502)	(26,310,715)

Net Increase (Decrease) in Net Assets	(115,241,415)	2,279,136

Net Assets:
Beginning of period	526,485,809	524,206,673

End of period	$411,244,394	$526,485,809

(1)

Per the Securities and Exchange Commission Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose the Fund’s undistributed net investment income within the Fund’s Statement of Changes in Net Assets. The presentation within the Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly. See Note 2, Significant Accounting Policies, in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

161

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Balanced HLS Fund

For the Year Ended December 31, 2018
IA	$31.02	$0.59	$(2.12)	$(1.53)	$(0.61)	$(1.41)	$(2.02)	$27.47	(5.24)%	$1,717,759	0.66%	0.63%	1.92%	31%
IB	31.48	0.52	(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67	31

For the Year Ended December 31, 2017
IA	$27.46	$0.55	$3.72	$4.27	$(0.71)	$—	$(0.71)	$31.02	15.59%	$2,095,246	0.66%	0.63%	1.86%	26%
IB	27.86	0.48	3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61	26

For the Year Ended December 31, 2016
IA	$26.62	$0.56	$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%	25%
IB	26.99	0.50	1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80	25

For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%	18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62	18

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%	$2,561,814	0.65%	0.65%	1.73%	29%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51	362,210	0.90	0.90	1.49	29

Hartford Capital Appreciation HLS Fund

For the Year Ended December 31, 2018
IA	$48.16	$0.49	$(3.33)	$(2.84)	$(0.43)	$(5.00)	$(5.43)	$39.89	(6.96)%	$3,543,187	0.67%	0.67%	1.03%	73%
IB	47.48	0.37	(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77	73
IC	47.76	0.25	(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53	73

For the Year Ended December 31, 2017
IA	$42.05	$0.43	$8.83	$9.26	$(0.54)	$(2.61)	$(3.15)	$48.16	22.14%	$4,457,603	0.68%	0.68%	0.91%	75%
IB	41.50	0.30	8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66	75
IC	41.76	0.19	8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41	75

For the Year Ended December 31, 2016
IA	$44.44	$0.41	$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%	103%
IB	43.93	0.30	1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72	103
IC	44.21	0.19	1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46	103

For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%	75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59	75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34	75

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%	$6,470,599	0.66%	0.66%	0.96%	89%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04	764,541	0.91	0.91	0.72	89
IC(4)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97 (5)	3,453	1.16 (6)	1.16 (6)	0.23 (6)	89

Hartford Disciplined Equity HLS Fund

For the Year Ended December 31, 2018
IA	$15.43	$0.11	$(0.27)	$(0.16)	$(0.11)	$(1.57)	$(1.68)	$13.59	(1.99)%	$501,718	0.78%	0.78%	0.72%	22%
IB	15.27	0.07	(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47	22

For the Year Ended December 31, 2017
IA	$14.30	$0.15	$2.83	$2.98	$(0.14)	$(1.71)	$(1.85)	$15.43	21.92%	$613,037	0.78%	0.78%	1.00%	30%
IB	14.17	0.11	2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76	30

The accompanying notes are an integral part of these financial statements.

162

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Disciplined Equity HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33

For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%	$734,110	0.75%	0.75%	0.73%	63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87	107,577	1.00	1.00	0.47	63

Hartford Dividend and Growth HLS Fund

For the Year Ended December 31, 2018
IA	$23.95	$0.43	$(1.45)	$(1.02)	$(0.44)	$(2.58)	$(3.02)	$19.91	(5.32)%	$2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28

For the Year Ended December 31, 2017
IA	$22.10	$0.41	$3.48	$3.89	$(0.38)	$(1.66)	$(2.04)	$23.95	18.36%	$3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25

For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20

For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%	$3,502,492	0.67%	0.67%	1.78%	19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68	546,006	0.92	0.92	1.53	19

Hartford Global Growth HLS Fund

For the Year Ended December 31, 2018
IA	$27.89	$0.11	$(0.83)	$(0.72)	$(0.15)	$(2.48)	$(2.63)	$24.54	(3.81)%	$375,825	0.80%	0.80%	0.37%	55%
IB	27.63	0.04	(0.83)	(0.79)	(0.08)	(2.48)	(2.56)	24.28	(4.07)	71,370	1.05	1.05	0.12	55

For the Year Ended December 31, 2017
IA	$22.14	$0.14	$6.99	$7.13	$(0.14)	$(1.24)	$(1.38)	$27.89	32.73%	$432,581	0.81%	0.81%	0.56%	58%
IB	21.95	0.08	6.91	6.99	(0.07)	(1.24)	(1.31)	27.63	32.37	84,442	1.06	1.06	0.31	58

For the Year Ended December 31, 2016
IA	$24.39	$0.13	$0.40	$0.53	$(0.17)	$(2.61)	$(2.78)	$22.14	1.95%	$347,375	0.82%	0.82%	0.55%	65%
IB	24.19	0.07	0.39	0.46	(0.09)	(2.61)	(2.70)	21.95	1.71	72,531	1.07	1.07	0.30	65

For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77	$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%	67%
IB	23.56	0.09	1.75	1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38	67

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39	$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%	$388,542	0.81%	0.81%	0.57%	82	%(7)
IB	22.16	0.07	1.39	1.46	(0.06)	—	(0.06)	23.56	6.58	92,979	1.06	1.06	0.30	82	(7)

The accompanying notes are an integral part of these financial statements.

163

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

Hartford Growth Opportunities HLS Fund

For the Year Ended December 31, 2018
IA	$38.42	$(0.05)	$1.17	$1.12	$—	$(5.75)	$(5.75)	$33.79	0.53%	$1,188,514	0.65%	0.65%	(0.12)%		118%
IB	36.91	(0.14)	1.17	1.03	—	(5.75)	(5.75)	32.19	0.29	132,629	0.90	0.90	(0.37)		118
IC	37.71	(0.25)	1.19	0.94	—	(5.75)	(5.75)	32.90	0.04	36,321	1.15	1.15	(0.62)		118

For the Year Ended December 31, 2017
IA	$29.83	$(0.05)	$9.09	$9.04	$—	$(0.45)	$(0.45)	$38.42	30.45%	$1,326,201	0.66%	0.66%	(0.15)%		99%
IB	28.74	(0.13)	8.75	8.62	—	(0.45)	(0.45)	36.91	30.14	149,212	0.91	0.91	(0.40)		99
IC	29.43	(0.22)	8.95	8.73	—	(0.45)	(0.45)	37.71	29.80	34,033	1.16	1.16	(0.65)		99

For the Year Ended December 31, 2016
IA	$34.86	$(0.04)	$0.06 (8)	$0.02	$(0.15)	$(4.90)	$(5.05)	$29.83	(0.49)%	$1,145,176	0.65%	0.65%	(0.11)%		138%
IB	33.76	(0.11)	0.04 (8)	(0.07)	(0.05)	(4.90)	(4.95)	28.74	(0.77)	132,149	0.90	0.90	(0.35)		138
IC	34.57	(0.19)	0.04 (8)	(0.15)	(0.09)	(4.90)	(4.99)	29.43	(1.01)	25,550	1.15	1.15	(0.61)		138

For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66	$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%		109%
IB	37.93	(0.08)	4.56	4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)		109
IC	38.75	(0.18)	4.65	4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)		109

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31	$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%	$1,203,366	0.64%	0.64%	0.16%		145	%(9)
IB	39.79	(0.04)	5.18	5.14	—	(7.00)	(7.00)	37.93	13.82	160,040	0.89	0.89	(0.11)		145	(9)
IC(4)	40.23	(0.10)	5.69	5.59	(0.07)	(7.00)	(7.07)	38.75	14.79 (5)	1,717	1.14 (6)	1.14 (6)	(0.37	)(6)	145	(9)

Hartford Healthcare HLS Fund

For the Year Ended December 31, 2018
IA	$22.46	$—	$(0.41)	$(0.41)	$(0.02)	$(1.47)	$(1.49)	$20.56	(2.67)%	$249,144	0.89%	0.89%	(0.01)%		29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)		29

For the Year Ended December 31, 2017
IA	$21.46	$0.01	$4.69	$4.70	$—	$(3.70)	$(3.70)	$22.46	22.26%	$290,603	0.89%	0.89%	0.04%		18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)		18

For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%		36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)		36

For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%		38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)		38

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%	$301,580	0.88%	0.88%	0.03%		33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00	60,413	1.13	1.13	(0.22)		33

Hartford High Yield HLS Fund

For the Year Ended December 31, 2018
IA	$8.20	$0.43	$(0.69)	$(0.26)	$(0.49)	$—	$(0.49)	$7.45	(3.44)%	$190,681	0.77%	0.77%	5.39%		26%
IB	8.06	0.41	(0.68)	(0.27)	(0.47)	—	(0.47)	7.32	(3.66)	58,726	1.02	1.02	5.14		26

For the Year Ended December 31, 2017
IA	$8.11	$0.45	$0.15	$0.60	$(0.51)	$—	$(0.51)	$8.20	7.60%	$230,101	0.77%	0.77%	5.42%		43%
IB	7.98	0.42	0.15	0.57	(0.49)	—	(0.49)	8.06	7.31	71,389	1.02	1.02	5.17		43

The accompanying notes are an integral part of these financial statements.

164

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford High Yield HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$7.55	$0.44	$0.62	$1.06	$(0.50)	$—	$(0.50)	$8.11	14.25%	$244,212	0.79%	0.79%	5.52%	41%
IB	7.43	0.41	0.62	1.03	(0.48)	—	(0.48)	7.98	13.99	77,573	1.04	1.04	5.27	41

For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%	$321,650	0.75%	0.75%	5.28%	39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31	105,579	1.00	1.00	5.02	39

Hartford International Opportunities HLS Fund

For the Year Ended December 31, 2018
IA	$17.46	$0.26	$(3.49)	$(3.23)	$(0.32)	$—	$(0.32)	$13.91	(18.74)%	$1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80

For the Year Ended December 31, 2017
IA	$14.14	$0.24	$3.31	$3.55	$(0.23)	$—	$(0.23)	$17.46	25.25%	$1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91

For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95

For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%	$1,239,946	0.73%	0.73%	1.30%	90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)	189,053	0.98	0.98	1.02	90

Hartford MidCap HLS Fund

For the Year Ended December 31, 2018
IA	$40.10	$0.01	$(2.35)	$(2.34)	$(0.01)	$(3.98)	$(3.99)	$33.77	(7.44)%	$1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35

For the Year Ended December 31, 2017
IA	$33.83	$0.01	$8.11	$8.12	$—	$(1.85)	$(1.85)	$40.10	24.47%	$2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36

For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32

For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%	$1,669,393	0.70%	0.70%	0.10%	42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09	83,562	0.95	0.95	(0.15)	42

The accompanying notes are an integral part of these financial statements.

165

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford MidCap Growth HLS Fund

For the Year Ended December 31, 2018
IA	$8.81	$0.02	$(0.74)	$(0.72)	$(0.06)	$(0.86)	$(0.92)	$7.17	(10.05)%	$64,744	0.91%	0.91%	0.20%	160%
IB	8.75	—	(0.73)	(0.73)	(0.04)	(0.86)	(0.90)	7.12	(10.25)	11,363	1.16	1.16	(0.05)	160

For the Year Ended December 31, 2017
IA	$8.03	$0.08	$1.04	$1.12	$(0.07)	$(0.27)	$(0.34)	$8.81	14.43%	$84,144	0.92%	0.92%	0.91%	82%
IB	7.99	0.05	1.03	1.08	(0.05)	(0.27)	(0.32)	8.75	13.94	14,851	1.17	1.17	0.66	82

For the Year Ended December 31, 2016
IA	$7.45	$0.09	$1.09	$1.18	$(0.11)	$(0.49)	$(0.60)	$8.03	16.48%	$87,752	0.92%	0.92%	1.25%	96%
IB	7.40	0.07	1.09	1.16	(0.08)	(0.49)	(0.57)	7.99	16.33	17,125	1.17	1.17	1.01	96

For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%	$98,069	0.85%	0.85%	1.20%	108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00	23,239	1.10	1.10	0.96	108

Hartford MidCap Value HLS Fund

For the Year Ended December 31, 2018
IA	$12.60	$0.08	$(1.76)	$(1.68)	$(0.13)	$(0.86)	$(0.99)	$9.93	(14.57)%	$216,868	0.85%	0.85%	0.63%	42%
IB	12.50	0.05	(1.75)	(1.70)	(0.06)	(0.86)	(0.92)	9.88	(14.77)	64,800	1.10	1.10	0.38	42

For the Year Ended December 31, 2017
IA	$12.00	$0.05	$1.47	$1.52	$(0.07)	$(0.85)	$(0.92)	$12.60	13.47%	$287,688	0.86%	0.86%	0.39%	32%
IB	11.91	0.02	1.46	1.48	(0.04)	(0.85)	(0.89)	12.50	13.18	87,149	1.11	1.11	0.14	32

For the Year Ended December 31, 2016
IA	$12.33	$0.07	$1.40	$1.47	$(0.07)	$(1.73)	$(1.80)	$12.00	12.82%	$289,872	0.86%	0.86%	0.61%	38%
IB	12.24	0.04	1.39	1.43	(0.03)	(1.73)	(1.76)	11.91	12.56	89,704	1.11	1.11	0.36	38

For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%	$345,084	0.84%	0.84%	0.60%	31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91	110,819	1.09	1.09	0.35	31

Hartford Small Cap Growth HLS Fund

For the Year Ended December 31, 2018
IA	$32.13	$(0.01)	$(3.27)	$(3.28)	$—	$(2.09)	$(2.09)	$26.76	(11.70)%	$803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86

For the Year Ended December 31, 2017
IA	$26.77	$(0.02)	$5.39	$5.37	$(0.01)	$—	$(0.01)	$32.13	20.07%	$960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51

For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51

For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

The accompanying notes are an integral part of these financial statements.

166

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Small Cap Growth HLS Fund – (continued)

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%	$557,200	0.65%	0.65%	0.19%	117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57	115,230	0.90	0.90	(0.06)	117

Hartford Small Company HLS Fund

For the Year Ended December 31, 2018
IA	$20.42	$(0.10)	$(0.46)	$(0.56)	$—	$(1.48)	$(1.48)	$18.38	(4.23)%	$473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100

For the Year Ended December 31, 2017
IA	$16.16	$(0.06)	$4.32	$4.26	$—	$—	$—	$20.42	26.36%	$551,010	0.78%	0.78%	(0.33)%	107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)	107

For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33 (8)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%	94%
IB	16.47	(0.05)	0.31 (8)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)	94

For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%	88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)	88

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%	$1,279,533	0.71%	0.71%	(0.35)%	90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85	123,799	0.96	0.96	(0.60)	90

Hartford Stock HLS Fund

For the Year Ended December 31, 2018
IA	$79.57	$1.31	$(1.45)	$(0.14)	$(1.33)	$—	$(1.33)	$78.10	(0.14)%	$1,201,873	0.51%	0.51%	1.60%	22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34	22

For the Year Ended December 31, 2017
IA	$67.55	$1.30	$12.10	$13.40	$(1.38)	$—	$(1.38)	$79.57	19.85%	$1,378,245	0.52%	0.52%	1.76%	14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51	14

For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%	29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47	29

For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%	23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61	23

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%	$1,552,777	0.50%	0.50%	1.79%	20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04	182,112	0.75	0.75	1.54	20

Hartford Total Return Bond HLS Fund

For the Year Ended December 31, 2018
IA	$11.32	$0.35	$(0.43)	$(0.08)	$(0.44)	$(0.04)	$(0.48)	$10.76	(0.81)%	$1,871,299	0.51%	0.51%	3.23%	53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98	53

For the Year Ended December 31, 2017
IA	$11.09	$0.34	$0.23	$0.57	$(0.34)	$—	$(0.34)	$11.32	5.16%	$2,157,506	0.51%	0.51%	2.99%	89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74	89

The accompanying notes are an integral part of these financial statements.

167

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Total Return Bond HLS Fund – (continued)

For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13		$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%	36%
IB	10.87	0.33	0.13		0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91	36

For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)		$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%	66%
IB	11.56	0.30	(0.39)		(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63	66

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34		$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%	$2,879,633	0.50%	0.50%	2.85%	84%
IB	11.27	0.30	0.34		0.64	(0.35)	—	(0.35)	11.56	5.68	360,006	0.75	0.75	2.60	84

Hartford Ultrashort Bond HLS Fund

For the Year Ended December 31, 2018
IA	$10.06	$0.18	$(0.02)		$0.16	$(0.12)	$—	$(0.12)	$10.10	1.57%	$437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15	(0.02)		0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51

For the Year Ended December 31, 2017
IA	$10.04	$0.10	$—	(8)	$0.10	$(0.08)	$—	$(0.08)	$10.06	1.01%	$460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07	0.01	(8)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60

For the Year Ended December 31, 2016
IA	$9.99	$0.06	$0.04		$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04	0.02		0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51

For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)		$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01	(0.02)		(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)		$0.01	$—	$—	$—	$10.01	0.10%	$745,597	0.43%	0.43%	0.23%	40%
IB	9.99	—	(0.01)		(0.01)	—	—	—	9.98	(0.10)	121,168	0.68	0.68	(0.02)	40

Hartford U.S. Government Securities HLS Fund

For the Year Ended December 31, 2018
IA	$10.21	$0.21	$(0.13)		$0.08	$(0.24)	$—	$(0.24)	$10.05	0.85%	$286,243	0.52%	0.52%	2.08%	42%
IB	10.20	0.18	(0.13)		0.05	(0.21)	—	(0.21)	10.04	0.55	59,340	0.77	0.77	1.83	42

For the Year Ended December 31, 2017
IA	$10.30	$0.19	$(0.05)		$0.14	$(0.23)	$—	$(0.23)	$10.21	1.32%	$329,889	0.51%	0.51%	1.79%	109%
IB	10.28	0.16	(0.04)		0.12	(0.20)	—	(0.20)	10.20	1.11	70,185	0.76	0.76	1.54	109

For the Year Ended December 31, 2016
IA	$10.34	$0.18	$(0.02	)(8)	$0.16	$(0.20)	$—	$(0.20)	$10.30	1.54%	$368,740	0.51%	0.51%	1.67%	81%
IB	10.32	0.15	(0.02	)(8)	0.13	(0.17)	—	(0.17)	10.28	1.27	79,489	0.76	0.76	1.42	81

For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—		$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01		0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14		$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%	$468,967	0.48%	0.48%	1.40%	37%
IB	10.28	0.12	0.15		0.27	(0.21)	—	(0.21)	10.34	2.59	102,235	0.73	0.73	1.15	37

The accompanying notes are an integral part of these financial statements.

168

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover

Hartford Value HLS Fund

For the Year Ended December 31, 2018
IA	$16.05	$0.28	$(1.75)	$(1.47)	$(0.25)	$(1.52)	$(1.77)	$12.81	(10.18)%	$353,040	0.71%	0.71%	1.80%	28%
IB	16.02	0.24	(1.74)	(1.50)	(0.21)	(1.52)	(1.73)	12.79	(10.40)	58,204	0.96	0.96	1.55	28

For the Year Ended December 31, 2017
IA	$15.27	$0.25	$1.98	$2.23	$(0.28)	$(1.17)	$(1.45)	$16.05	15.44%	$450,788	0.80%	0.80%	1.56%	14%
IB	15.26	0.21	1.96	2.17	(0.24)	(1.17)	(1.41)	16.02	15.04	75,698	1.05	1.05	1.31	14

For the Year Ended December 31, 2016
IA	$15.58	$0.28	$1.75	$2.03	$(0.26)	$(2.08)	$(2.34)	$15.27	13.69%	$446,411	0.80%	0.80%	1.83%	15%
IB	15.57	0.24	1.75	1.99	(0.22)	(2.08)	(2.30)	15.26	13.46	77,796	1.05	1.05	1.58	15

For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%	$523,661	0.77%	0.77%	1.51%	14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10	98,407	1.02	1.02	1.26	14

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on April 30, 2014.
(5)	Not annualized.
(6)	Annualized.
(7)

During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.

(8)

Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(9)

During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

169

Hartford HLS Funds

Notes to Financial Statements

December 31, 2018

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of December 31, 2018. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford MidCap Growth HLS Fund (the “MidCap Growth HLS Fund”) (formerly, Hartford Small/Mid Cap Equity HLS Fund)

Hartford Small Cap Growth HLS Fund (the “Small Cap Growth HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund and Stock HLS, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS and Stock HLS Fund as of the date of this report. Each Fund is closed to certain investors. For more information please see each Fund’s statutory prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

170

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

a)

Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Directors of each Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

171

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Level 3 Holdings on December 31, 2018

Quantitative Information about Level 3 Fair Value Measurements:

Hartford Growth Opportunities HLS Fund
Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2018

Common Stock
Cost	Trade Price	$2.55 to $150.00	$14,233,722
Model	EV/Estimated Revenue	3.1x	219,365
Model	Price/Earnings	17.5x	1,793,095

Preferred Stock
Model	EV/Estimated Revenue	1.2x to 5.7x	10,774,226
Model	EV/EBITDA	7.5x	2,096,503
Cost	Trade Price	$5.70 to $62.01	51,666,244

Convertible Preferred Stock
Model	EV/Estimated Revenue	2.3x	3,167,321

Escrows
Cost	Trade Price	$0 to $2.25	267,585

Total			$84,218,061

172

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Hartford Small Company HLS Fund
Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at December 31, 2018

Common Stock
Cost	Trade Price	$2.55 to $55.69	$4,719,392
Model	EV/EBITDA	5.8x	1,053,444

Preferred Stock
Model	EV/Estimated Revenue	1.2x to 2.3x	6,821,907

Escrow
Cost	Trade Price	$0.54 to $2.25	178,845

Total			$12,773,588

*

The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending Information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such a Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund .

173

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)

Disclosure Update and Simplification – Per the SEC Release #33-10532 “Disclosure Update and Simplification”, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Fund’s undistributed net investment income within a Fund’s Statement of Changes in Net Assets. The presentation within a Fund’s Statement of Changes in Net Assets for the year ended December 31, 2017 has been modified accordingly.

Below is the characterization of each Fund’s distributions for the year ended December 31, 2017 as previously disclosed in the Statements of Changes in Net Assets within the December 31, 2017 Annual Report:

	Distributions to Shareholders Year Ended December 31, 2017:
	From net investment income
Fund	Class IA	Class IB	Class IC	Total
Balanced HLS Fund	$(47,464,119)	$(5,534,060)	$—	$(52,998,179)
Capital Appreciation HLS Fund	(47,670,675)	(4,773,231)	(188,398)	(52,632,304)
Disciplined Equity HLS Fund	(5,455,397)	(551,499)	—	(6,006,896)
Dividend and Growth HLS Fund	(50,138,723)	(5,905,716)	—	(56,044,439)
Global Growth HLS Fund	(2,060,335)	(217,828)	—	(2,278,163)
Growth Opportunities HLS Fund	—	—	—	—
Healthcare HLS Fund	(3,196)	—	—	(3,196)
High Yield HLS Fund	(14,107,895)	(4,345,488)	—	(18,453,383)
International Opportunities HLS Fund	(19,083,304)	(1,824,269)	—	(20,907,573)
MidCap HLS Fund	—	—	—	—
MidCap Growth HLS Fund	(703,323)	(87,957)	—	(791,280)
MidCap Value HLS Fund	(1,563,056)	(264,904)	—	(1,827,960)
Small Cap Growth HLS Fund	(446,628)	—	—	(446,628)
Small Company HLS Fund	—	—	—	—
Stock HLS Fund	(23,707,000)	(2,111,519)	—	(25,818,519)
Total Return Bond HLS Fund	(64,104,099)	(6,840,084)	—	(70,944,183)
Ultrashort Bond HLS Fund	(3,863,181)	(353,222)	—	(4,216,403)
U.S. Government Securities HLS Fund	(7,516,833)	(1,395,249)	—	(8,912,082)
Value HLS Fund	(7,642,825)	(1,096,859)	—	(8,739,684)

	From net realized gains
Fund	Class IA	Class IB	Class IC	Total
Balanced HLS Fund	$—	$—	$—	$—
Capital Appreciation HLS Fund	(232,329,918)	(30,241,181)	(1,534,584)	(264,105,683)
Disciplined Equity HLS Fund	(63,822,541)	(8,899,981)	—	(72,722,522)
Dividend and Growth HLS Fund	(211,321,994)	(29,746,780)	—	(241,068,774)
Global Growth HLS Fund	(18,738,294)	(3,764,027)	—	(22,502,321)
Growth Opportunities HLS Fund	(16,106,762)	(1,881,415)	(403,653)	(18,391,830)
Healthcare HLS Fund	(42,554,097)	(7,184,474)	—	(49,738,571)
High Yield HLS Fund	—	—	—	—
International Opportunities HLS Fund	—	—	—	—
MidCap HLS Fund	(94,658,887)	(5,084,893)	—	(99,743,780)
MidCap Growth HLS Fund	(2,584,547)	(462,535)	—	(3,047,082)
MidCap Value HLS Fund	(18,745,883)	(5,766,845)	—	(24,512,728)
Small Cap Growth HLS Fund	—	—	—	—
Small Company HLS Fund	—	—	—	—
Stock HLS Fund	—	—	—	—
Total Return Bond HLS Fund	—	—	—	—
Ultrashort Bond HLS Fund	—	—	—	—
U.S. Government Securities HLS Fund	—	—	—	—
Value HLS Fund	(31,542,050)	(5,401,252)	—	(36,943,302)

174

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Below is the Undistributed (Distributions in excess of) Net Investment Income for the year ended December 31, 2017 as previously disclosed in the Statements of Changes in Net Assets within the December 31, 2017 Annual Report:

Fund	Undistributed (Distributions in excess of) Net Investment Income
Balanced HLS Fund	$975,147
Capital Appreciation HLS Fund	3,396,603
Disciplined Equity HLS Fund	490,218
Dividend and Growth HLS Fund	4,161,698
Global Growth HLS Fund	2,472,553
Growth Opportunities HLS Fund	(1,183,092)
Healthcare HLS Fund	(135,601)
High Yield HLS Fund	16,495,652
International Opportunities HLS Fund	26,985,652
MidCap HLS Fund	(201,237)
MidCap Growth HLS Fund	923,002
MidCap Value HLS Fund	1,237,586
Small Cap Growth HLS Fund	—
Small Company HLS Fund	—
Stock HLS Fund	893,471
Total Return Bond HLS Fund	89,462,062
Ultrashort Bond HLS Fund	5,554,675
U.S. Government Securities HLS Fund	8,420,308
Value HLS Fund	—

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2018.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of December 31, 2018.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

175

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Notes to Financial Statements – (continued)

December 31, 2018

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2018.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2018.

e)

Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2018.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended December 31, 2018, Capital Appreciation HLS Fund, High Yield HLS Fund and Total Return Bond HLS Fund had used Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received

176

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Notes to Financial Statements – (continued)

December 31, 2018

by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended December 31, 2018, Balanced HLS Fund, Capital Appreciation HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had used Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended December 31, 2018, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had used Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

177

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended December 31, 2018, Total Return Bond HLS Fund had used Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended December 31, 2018, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund had used Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based

178

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended December 31, 2018, Total Return Bond HLS Fund had used Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$263,466	$—	$—	$—	$—	$—	$263,466

Total	$263,466	$—	$—	$—	$—	$—	$263,466

Liabilities:
Unrealized depreciation on futures contracts(1)	$85,351	$—	$—	$—	$—	$—	$85,351

Total	$85,351	$—	$—	$—	$—	$—	$85,351

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$2,257,919	$—	$—	$—	$—	$—	$2,257,919

Total	$2,257,919	$—	$—	$—	$—	$—	$2,257,919

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(10,187)	$—	$—	$—	$—	$—	$(10,187)

Total	$(10,187)	$—	$—	$—	$—	$—	$(10,187)

For the year ended December 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	349
Futures Contracts Short at Number of Contracts	(212)

179

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Capital Appreciation HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$2,656,926	$—	$—	$2,656,926
Unrealized depreciation on foreign currency contracts	—	345,582	—	—	—	—	345,582

Total	$—	$345,582	$—	$2,656,926	$—	$—	$3,002,508

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(3,280,817)	$—	$—	$(3,280,817)
Net realized gain (loss) on foreign currency contracts	—	627,283	—	—	—	—	627,283

Total	$—	$627,283	$—	$(3,280,817)	$—	$—	$(2,653,534)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(2,656,926)	$—	$—	$(2,656,926)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(115,379)	—	—	—	—	(115,379)

Total	$—	$(115,379)	$—	$(2,656,926)	$—	$—	$(2,772,305)

For the year ended December 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	406
Foreign Currency Contracts Purchased at Contract Amount	$6,116,812
Foreign Currency Contracts Sold at Contract Amount	$18,950,069

High Yield HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$15,850	$—	$—	$—	$—	$15,850

Total	$—	$15,850	$—	$—	$—	$—	$15,850

180

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Notes to Financial Statements – (continued)

December 31, 2018

High Yield HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$311,327	$—	$—	$—	$—	$311,327

Total	$—	$311,327	$—	$—	$—	$—	$311,327

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$76,393	$—	$—	$—	$—	$76,393

Total	$—	$76,393	$—	$—	$—	$—	$76,393

For the year ended December 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$3,465,145
Foreign Currency Contracts Sold at Contract Amount	$5,526,672

Total Return Bond HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$5,142,116	$—	$—	$—	$—	$—	$5,142,116
Unrealized appreciation on futures contracts(1)	10,417,071	—	—	—	—	—	10,417,071
Unrealized appreciation on foreign currency contracts	—	124,519	—	—	—	—	124,519
Unrealized appreciation on swap contracts(2)	1,846,814	—	616,982	—	—	—	2,463,796

Total	$17,406,001	$124,519	$616,982	$—	$—	$—	$18,147,502

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,306,776	$—	$—	$—	$—	$—	$4,306,776
Unrealized depreciation on foreign currency contracts	—	43,270	—	—	—	—	43,270
Written options, market value	902,699	—	—	—	—	—	902,699
Unrealized depreciation on swap contracts(2)	2,795,937	—	4,858,513	—	—	—	7,654,450

Total	$8,005,412	$43,270	$4,858,513	$—	$—	$—	$12,907,195

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statement of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

181

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Total Return Bond HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$385,075	$—	$—	$—	$—	$—	$385,075
Net realized gain (loss) on futures contracts	(23,920,328)	—	—	—	—	—	(23,920,328)
Net realized gain (loss) on written options contracts	1,094,667	—	—	—	—	—	1,094,667
Net realized gain (loss) on swap contracts	2,579,675	—	(424,400)	—	—	—	2,155,275
Net realized gain (loss) on foreign currency contracts	—	(854,578)	—	—	—	—	(854,578)

Total	$(19,860,911)	$(854,578)	$(424,400)	$—	$—	$—	$(21,139,889)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(908,053)	$—	$—	$—	$—	$—	$(908,053)
Net change in unrealized appreciation (depreciation) of futures contracts	7,758,743	—	—	—	—	—	7,758,743
Net change in unrealized appreciation (depreciation) of written options contracts	(224,937)	—	—	—	—	—	(224,937)
Net change in unrealized appreciation (depreciation) of swap contracts	(1,184,113)	—	(1,167,466)	—	—	—	(2,351,579)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	562,943	—	—	—	—	562,943

Total	$5,441,640	$562,943	$(1,167,466)	$—	$—	$—	$4,837,117

For the year ended December 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	173,410,500
Futures Contracts Long at Number of Contracts	4,142
Futures Contracts Short at Number of Contracts	(1,679)
Written Options Contracts at Number of Contracts	(371,897,286)
Swap Contracts at Notional Amount	$437,132,812
Foreign Currency Contracts Purchased at Contract Amount	$5,552,815
Foreign Currency Contracts Sold at Contract Amount	$29,106,448

U.S. Government Securities HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2018:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$2,293,026	$—	$—	$—	$—	$—	$2,293,026
Unrealized appreciation on swap contracts(2)	202,330	—	—	—	—	—	202,330

Total	$2,495,356	$—	$—	$—	$—	$—	$2,495,356

Liabilities:
Unrealized depreciation on futures contracts(1)	$660,984	$—	$—	$—	$—	$—	$660,984
Unrealized depreciation on swap contracts(2)	548,362	—	—	—	—	—	548,362

Total	$1,209,346	$—	$—	$—	$—	$—	$1,209,346

(1)

Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statement of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

182

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

U.S. Government Securities HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2018

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(3,417,130)	$—	$—	$—	$—	$—	$(3,417,130)
Net realized gain (loss) on written options contracts	(96,204)	—	—	—	—	—	(96,204)
Net realized gain (loss) on swap contracts	1,089,615	—	51,337	—	—	—	1,140,952

Total	$(2,423,719)	$—	$51,337	$—	$—	$—	$(2,372,382)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$1,997,765	$—	$—	$—	$—	$—	$1,997,765
Net change in unrealized appreciation (depreciation) of swap contracts	(244,648)	—	(45,089)	—	—	—	(289,737)

Total	$1,753,117	$—	$(45,089)	$—	$—	$—	$1,708,028

For the year ended December 31, 2018, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	843
Futures Contracts Short at Number of Contracts	(241)
Written Options Contracts at Number of Contracts	(240)
Swap Contracts at Notional Amount	$35,301,083

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at a Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of December 31, 2018:

Balanced HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$263,466	$(85,351)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	263,466	(85,351)

Derivatives not subject to a MNA	(263,466)	85,351

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(345,582)
Futures contracts	—	(2,656,926)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,002,508)

Derivatives not subject to a MNA	—	2,656,926

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(345,582)

183

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Capital Appreciation HLS Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(60,930)	$—	$—	$—	$(60,930)
Barclays	(284,652)	—	—	—	(284,652)

Total	$(345,582)	$—	$—	$—	$(345,582)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$15,850	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,850	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$15,850	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$15,850	$—	$—	$—	$15,850

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$124,519	$(43,270)
Futures contracts	10,417,071	(4,306,776)
Purchased options	5,142,116	—
Swap contracts	2,463,796	(7,654,450)
Written options	—	(902,699)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	18,147,502	(12,907,195)

Derivatives not subject to a MNA	(12,305,266)	7,822,504

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,842,236	$(5,084,691)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$2,184,120	$(43,270)	$—	$—	$2,140,850
Barclays	2,096,500	(84,772)	—	—	2,011,728
Citibank NA	732,800	—	—	—	732,800
Credit Suisse International	134,856	(134,856)	—	—	—
Deutsche Bank Securities, Inc.	205,765	(21,924)	—	—	183,841
Goldman Sachs & Co.	107,598	(107,598)	—	—	—
Morgan Stanley	380,436	(380,436)	—	—	—
State Street Global Markets LLC	161	—	—	—	161

Total	$5,842,236	$(772,856)	$—	$—	$5,069,380

184

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Total Return Bond HLS Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(43,270)	$43,270	$—	$—	$—
Barclays	(84,772)	84,772	—	—	—
Credit Suisse International	(2,484,039)	134,856	2,349,183	—	—
Deutsche Bank Securities, Inc.	(21,924)	21,924	—	—	—
Goldman Sachs & Co.	(1,938,941)	107,598	1,831,343	—	—
JP Morgan Chase & Co.	(87,993)	—	—	—	(87,993)
Morgan Stanley	(423,752)	380,436	43,316	—	—

Total	$(5,084,691)	$772,856	$4,223,842	$—	$(87,993)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$2,293,026	$(660,984)
Swap contracts	202,330	(548,362)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,495,356	(1,209,346)

Derivatives not subject to a MNA	(2,495,356)	1,209,346

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s statutory prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

185

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2018. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2018 and December 31, 2017 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$49,937,858	$89,763,845	$52,998,179	$—
Capital Appreciation HLS Fund	155,684,592	357,773,863	256,975,919	59,762,068
Disciplined Equity HLS Fund	10,105,656	57,940,779	13,006,932	65,722,486
Dividend and Growth HLS Fund	62,479,436	354,664,659	74,944,481	222,168,732
Global Growth HLS Fund	4,474,845	41,743,435	2,278,163	22,502,321
Growth Opportunities HLS Fund	87,935,173	121,869,097	—	18,391,830
Healthcare HLS Fund	6,465,231	13,897,527	3,196	49,738,571
High Yield HLS Fund	16,383,413	—	18,453,383	—
International Opportunities HLS Fund	26,985,679	—	20,907,573	—
MidCap HLS Fund	18,326,031	193,154,481	32,145,069	67,598,711
MidCap Growth HLS Fund	745,839	8,559,025	791,280	3,047,082
MidCap Value HLS Fund	3,997,177	22,842,554	1,827,960	24,512,728
Small Cap Growth HLS Fund	—	83,609,724	446,623	5
Small Company HLS Fund	—	41,270,164	—	—
Stock HLS Fund	21,980,653	—	25,818,519	—
Total Return Bond HLS Fund	86,216,331	7,769,724	70,944,183	—
Ultrashort Bond HLS Fund	5,554,707	—	4,216,403	—
U.S. Government Securities HLS Fund	8,467,369	—	8,912,082	—
Value HLS Fund	12,380,863	40,765,988	10,800,129	34,882,857

As of December 31, 2018, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation/ (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$6,565,802	$166,914,194	$—	$(31,871)	$183,283,828	$356,731,953
Capital Appreciation HLS Fund	28,593,132	412,583,926	—	—	(212,266,007)	228,911,051
Disciplined Equity HLS Fund	1,481,338	67,970,109	—	—	102,052,652	171,504,099
Dividend and Growth HLS Fund	3,605,282	373,161,325	—	—	564,342,631	941,109,238
Global Growth HLS Fund	6,279,724	64,635,332	—	—	53,690,160	124,605,216
Growth Opportunities HLS Fund	97,646,497	212,417,774	—	—	(26,521,277)	283,542,994
Healthcare HLS Fund	136,547	28,725,122	—	—	19,026,059	47,887,728
High Yield HLS Fund	15,580,325	—	(13,033,255)	—	(24,017,546)	(21,470,476)
International Opportunities HLS Fund	21,562,059	44,838,605	—	—	(124,546,450)	(58,145,786)
MidCap HLS Fund	1,860,144	304,992,892	—	—	134,034,846	440,887,882
MidCap Growth HLS Fund	592,554	16,563,251	—	—	(7,311,157)	9,844,648

186

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation/ (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
MidCap Value HLS Fund	$527,363	$38,032,034	$—	$—	$(4,875,485)	$33,683,912
Small Cap Growth HLS Fund	47,885,210	169,646,504	—	—	(75,988,681)	141,543,033
Small Company HLS Fund	14,718,812	96,313,975	—	—	(15,140,054)	95,892,733
Stock HLS Fund	2,153,822	116,525,483	—	—	223,525,642	342,204,947
Total Return Bond HLS Fund	82,153,618	—	(39,899,100)	(819,995)	(42,995,630)	(1,561,107)
Ultrashort Bond HLS Fund	8,913,042	—	(849,996)	—	(1,259,626)	6,803,420
U.S. Government Securities HLS Fund	8,237,765	—	(32,193,835)	(347,828)	(2,853,700)	(27,157,598)
Value HLS Fund	1,690,269	42,429,447	—	—	42,665,501	86,785,217

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration of capital loss carryforwards, nondeductible expenses from partnership investments and write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2018, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced HLS Fund	$(9,202)	$9,202
Capital Appreciation HLS Fund	(16,287)	16,287
Dividend and Growth HLS Fund	1	(1)
Growth Opportunities HLS Fund	(5,329)	5,329
Healthcare HLS Fund	(2)	2
High Yield HLS Fund	(1)	1
International Opportunities HLS Fund	2	(2)
MidCap HLS Fund	1	(1)
MidCap Value HLS Fund	(2)	2
Small Cap Growth HLS Fund	(248,687)	248,687
Small Company HLS Fund	(522,333)	522,333
Stock HLS Fund	2,166	(2,166)
Total Return Bond HLS Fund	(3)	3
U.S. Government Securities HLS Fund	(58,149,395)	58,149,395

e)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2018 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Balanced HLS Fund	$1,761,196,117	$291,558,417	$(108,258,166)	$183,300,251
Capital Appreciation HLS Fund	4,219,976,392	276,430,587	(488,630,800)	(212,200,213)
Disciplined Equity HLS Fund	467,597,240	125,668,608	(23,615,956)	102,052,652
Dividend and Growth HLS Fund	2,396,690,334	705,974,443	(141,631,904)	564,342,539
Global Growth HLS Fund	394,418,694	75,795,003	(22,089,204)	53,705,799
Growth Opportunities HLS Fund	1,394,645,806	119,402,939	(145,913,857)	(26,510,918)
Healthcare HLS Fund	269,742,075	56,972,501	(37,946,581)	19,025,920
High Yield HLS Fund	269,786,413	1,333,846	(25,351,375)	(24,017,529)
International Opportunities HLS Fund	1,244,960,749	36,243,797	(160,736,360)	(124,492,563)
MidCap HLS Fund	1,686,449,529	297,582,872	(163,548,026)	134,034,846
MidCap Growth HLS Fund	83,221,936	515,166	(7,826,323)	(7,311,157)
MidCap Value HLS Fund	288,599,113	35,109,470	(39,985,730)	(4,876,260)
Small Cap Growth HLS Fund	1,230,187,926	95,220,457	(171,209,138)	(75,988,681)
Small Company HLS Fund	552,850,207	49,906,371	(65,046,425)	(15,140,054)
Stock HLS Fund	1,099,725,570	244,654,118	(21,103,090)	223,551,028
Total Return Bond HLS Fund	2,898,594,752	28,601,489	(71,576,150)	(42,974,661)
Ultrashort Bond HLS Fund	509,739,202	189,349	(1,448,975)	(1,259,626)
U.S. Government Securities HLS Fund	365,256,501	3,608,105	(6,461,805)	(2,853,700)
Value HLS Fund	368,002,451	73,541,602	(30,871,584)	42,670,018

187

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

f)	Capital Loss Carryforward – At December 31, 2018 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
High Yield HLS Fund	$1,788,416	$11,244,839
Total Return Bond HLS Fund	18,083,082	21,816,018
Ultrashort Bond HLS Fund	366,065	483,931
U.S. Government Securities HLS Fund	3,622,450	28,571,385

Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, Healthcare HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Stock HLS Fund and Value HLS Fund had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2018.

During the fiscal year ended December 31, 2018, the High Yield HLS Fund utilized $2,476,286 of prior year capital loss carryforwards.

During the year ended December 31, 2018, U.S. Government Securities HLS Fund had expired $58,149,395 of prior year capital loss carryforwards.

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2018, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2018; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund*	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

188

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	Management Fee Rates

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Growth HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

189

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	Management Fee Rates

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

*	HFMC contractually agreed to waive investment management fees of 0.03% of average daily net assets until December 31, 2018, for the Balanced HLS Fund.

b)

Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Balanced HLS Fund, Capital Appreciation HLS Fund, Growth Opportunities HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund and Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.018%
Next $3.5 billion and	0.014%
Amount over $7 billion	0.010%

Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Healthcare HLS Fund, High Yield HLS Fund,
International Opportunities HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Stock HLS Fund,
U.S. Government Securities HLS Fund, Ultrashort Bond HLS Fund and Value HLS Fund
Average Daily Net Assets	Annual Fees
First $3.5 billion and;	0.014%
Next $3.5 billion and	0.012%
Amount over $7 billion	0.010%

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)

Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.

d)

Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture

190

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2018, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	N/A
Capital Appreciation HLS Fund	0.67%	0.92%	1.17%
Disciplined Equity HLS Fund	0.78%	1.03%	N/A
Dividend and Growth HLS Fund	0.68%	0.93%	N/A
Global Growth HLS Fund	0.80%	1.05%	N/A
Growth Opportunities HLS Fund	0.65%	0.90%	1.15%
Healthcare HLS Fund	0.89%	1.14%	N/A
High Yield HLS Fund	0.77%	1.02%	N/A
International Opportunities HLS Fund	0.73%	0.98%	N/A
MidCap HLS Fund	0.69%	0.94%	N/A
MidCap Growth HLS Fund	0.91%	1.16%	N/A
MidCap Value HLS Fund	0.85%	1.10%	N/A
Small Cap Growth HLS Fund	0.64%	0.89%	N/A
Small Company HLS Fund	0.78%	1.03%	N/A
Stock HLS Fund	0.51%	0.76%	N/A
Total Return Bond HLS Fund	0.51%	0.76%	N/A
Ultrashort Bond HLS Fund	0.45%	0.70%	N/A
U.S. Government Securities HLS Fund	0.52%	0.77%	N/A
Value HLS Fund	0.71%	0.96%	N/A

e)

Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)

Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)

Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2018, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$5,004
Capital Appreciation HLS Fund	10,768
Disciplined Equity HLS Fund	1,481
Dividend and Growth HLS Fund	7,593
Global Growth HLS Fund	1,158
Growth Opportunities HLS Fund	3,371
Healthcare HLS Fund	730
High Yield HLS Fund	636
International Opportunities HLS Fund	3,395
Midcap HLS Fund	4,872
MidCap Growth HLS Fund	208
MidCap Value HLS Fund	787

191

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	CCO Compensation Paid by Fund
Small Cap Growth HLS Fund	$2,941
Small Company HLS Fund	1,359
Stock HLS Fund	3,226
Total Return Bond HLS Fund	5,065
Ultrashort Bond HLS Fund	1,125
U.S. Government Securities HLS Fund	850
Value HLS Fund	1,102

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the year ended December 31, 2018, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class’ average daily net assets is as follows:

Fund	Class IA		Class IB		Class IC
Balanced HLS Fund	0.00	%*	0.00	%*	N/A
Capital Appreciation HLS Fund	0.00	%*	0.00	%*	0.00	%*
Disciplined Equity HLS Fund	0.00	%*	0.00	%*	N/A
Dividend and Growth HLS Fund	0.00	%*	0.00	%*	N/A
Global Growth HLS Fund	0.00	%*	0.00	%*	N/A
Growth Opportunities HLS Fund	0.00	%*	0.00	%*	0.00	%*
Healthcare HLS Fund	0.00	%*	0.00	%*	N/A
High Yield HLS Fund	0.00	%*	0.00	%*	N/A
International Opportunities HLS Fund	0.00	%*	0.00	%*	N/A
MidCap HLS Fund	0.00	%*	0.00	%*	N/A
MidCap Growth HLS Fund	0.01%		0.01%		N/A
MidCap Value HLS Fund	0.00	%*	0.00	%*	N/A
Small Cap Growth HLS Fund	0.00	%*	0.00	%*	N/A
Small Company HLS Fund	0.00	%*	0.00	%*	N/A
Stock HLS Fund	0.00	%*	0.00	%*	N/A
Total Return Bond HLS Fund	0.00	%*	0.00	%*	N/A
Ultrashort Bond HLS Fund	0.00	%*	0.00	%*	N/A
U.S. Government Securities HLS Fund	0.00	%*	0.00	%*	N/A
Value HLS Fund	0.00	%*	0.00	%*	N/A

*	Percentage rounds to zero.

8.	Securities Lending:

A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

At December 31, 2018, the following Funds had securities on loan at market value, cash collateral and non-cash collateral as follows:

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Balanced HLS Fund	$4,357,478	$4,505,697	$—
Capital Appreciation HLS Fund	12,788,151	7,045,118	6,176,088
Dividend and Growth HLS Fund	—	—	36,924	(4)
Global Growth HLS Fund	952,122	955,004	—
Growth Opportunities HLS Fund	7,766,810	7,889,516	—

192

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	Market Value of Securities on Loan(1)	Cash Collateral	Non-Cash Collateral(2)(3)
Healthcare HLS Fund	$3,181,546	$2,970,261	$—
International Opportunities HLS Fund	4,459,412	53,200	4,636,856
MidCap HLS Fund	17,020,702	17,290,587	—
MidCap Growth HLS Fund	406,720	407,951	—
MidCap Value HLS Fund	6,213,738	2,064,156	4,243,020
Small Cap Growth HLS Fund	43,530,718	43,528,326	—
Small Company HLS Fund	8,978,711	9,034,495	—
Total Return Bond HLS Fund	5,298,633	5,545,320	—
Ultrashort Bond HLS Fund	7,467,045	7,631,270	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)

These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of Assets and Liabilities.

(3)	U.S. Government securities.
(4)

Non-cash collateral is returned to the counterparty after the settlement of securities on loan. As of December 31, 2018, the Fund was awaiting the return of the previously loaned position before the stated collateral is returned.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Balanced HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$4,505,697	$—	$—	$—	$4,505,697

Total Borrowings	$4,505,697	$—	$—	$—	$4,505,697

Gross amount of recognized liabilities for securities lending transactions					$4,505,697

Capital Appreciation HLS Fund
Securities Lending Transactions(1)
Common Stocks	$7,045,118	$—	$—	$—	$7,045,118

Total Borrowings	$7,045,118	$—	$—	$—	$7,045,118

Gross amount of recognized liabilities for securities lending transactions					$7,045,118

Global Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$955,004	$—	$—	$—	$955,004

Total Borrowings	$955,004	$—	$—	$—	$955,004

Gross amount of recognized liabilities for securities lending transactions					$955,004

Growth Opportunities HLS Fund
Securities Lending Transactions(1)
Common Stocks	$7,889,516	$—	$—	$—	$7,889,516

Total Borrowings	$7,889,516	$—	$—	$—	$7,889,516

Gross amount of recognized liabilities for securities lending transactions					$7,889,516

Healthcare HLS Fund
Securities Lending Transactions(1)
Common Stocks	$2,970,261	$—	$—	$—	$2,970,261

Total Borrowings	$2,970,261	$—	$—	$—	$2,970,261

Gross amount of recognized liabilities for securities lending transactions					$2,970,261

International Opportunities HLS Fund
Securities Lending Transactions(1)
Common Stocks	$53,200	$—	$—	$—	$53,200

Total Borrowings	$53,200	$—	$—	$—	$53,200

Gross amount of recognized liabilities for securities lending transactions					$53,200

193

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
MidCap HLS Fund
Securities Lending Transactions(1)
Common Stocks	$17,290,587	$—	$—	$—	$17,290,587

Total Borrowings	$17,290,587	$—	$—	$—	$17,290,587

Gross amount of recognized liabilities for securities lending transactions					$17,290,587

MidCap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$407,951	$—	$—	$—	$407,951

Total Borrowings	$407,951	$—	$—	$—	$407,951

Gross amount of recognized liabilities for securities lending transactions					$407,951

MidCap Value HLS Fund
Securities Lending Transactions(1)
Common Stocks	$2,064,156	$—	$—	$—	$2,064,156

Total Borrowings	$2,064,156	$—	$—	$—	$2,064,156

Gross amount of recognized liabilities for securities lending transactions					$2,064,156

Small Cap Growth HLS Fund
Securities Lending Transactions(1)
Common Stocks	$5,964,105	$—	$—	$—	$5,964,105
Exchange-Traded Funds	37,564,221	—	—	—	37,564,221

Total	$43,528,326	$—	$—	$—	$43,528,326

Total Borrowings	$43,528,326	$—	$—	$—	$43,528,326

Gross amount of recognized liabilities for securities lending transactions					$43,528,326

Small Company HLS Fund
Securities Lending Transactions(1)
Common Stocks	$9,034,495	$—	$—	$—	$9,034,495

Total Borrowings	$9,034,495	$—	$—	$—	$9,034,495

Gross amount of recognized liabilities for securities lending transactions					$9,034,495

Total Return Bond HLS Fund
Securities Lending Transactions(1)
Corporate Bonds	$5,545,320	$—	$—	$—	$5,545,320

Total Borrowings	$5,545,320	$—	$—	$—	$5,545,320

Gross amount of recognized liabilities for securities lending transactions					$5,545,320

Ultrashort Bond HLS Fund
Securities Lending Transactions(1)
U.S. Government Securities	$7,631,270	$—	$—	$—	$7,631,270

Total Borrowings	$7,631,270	$—	$—	$—	$7,631,270

Gross amount of recognized liabilities for securities lending transactions					$7,631,270

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

9.	Investment Transactions:

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$576,912,519	$867,695,839	$96,548,940	$99,028,127	$673,461,459	$966,723,966
Capital Appreciation HLS Fund	3,397,882,147	4,103,681,351	—	—	3,397,882,147	4,103,681,351
Disciplined Equity HLS Fund	141,976,052	258,766,945	—	—	141,976,052	258,766,945
Dividend and Growth HLS Fund	946,949,195	1,391,215,794	—	—	946,949,195	1,391,215,794
Global Growth HLS Fund	289,311,579	343,484,081	—	—	289,311,579	343,484,081

194

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Growth Opportunities HLS Fund	$1,831,365,844	$2,003,901,639	$—	$—	$1,831,365,844	$2,003,901,639
Healthcare HLS Fund	94,558,112	134,108,698	—	—	94,558,112	134,108,698
High Yield HLS Fund	70,213,906	93,461,879	—	—	70,213,906	93,461,879
International Opportunities HLS Fund	1,115,672,095	1,314,433,860	—	—	1,115,672,095	1,314,433,860
MidCap HLS Fund	775,136,223	1,044,063,643	—	—	775,136,223	1,044,063,643
MidCap Growth HLS Fund	146,421,607	160,901,313	—	—	146,421,607	160,901,313
MidCap Value HLS Fund	144,314,253	185,735,323	—	—	144,314,253	185,735,323
Small Cap Growth HLS Fund	1,134,516,913	1,216,204,541	—	—	1,134,516,913	1,216,204,541
Small Company HLS Fund	609,683,505	690,504,201	—	—	609,683,505	690,504,201
Stock HLS Fund	311,941,549	481,695,942	—	—	311,941,549	481,695,942
Total Return Bond HLS Fund	641,216,612	760,257,572	518,436,747	512,218,099	1,159,653,359	1,272,475,671
Ultrashort Bond HLS Fund	170,711,076	205,192,173	48,158,234	88,510,055	218,869,310	293,702,228
U.S. Government Securities HLS Fund	25,613,909	31,262,150	124,523,539	172,179,231	150,137,448	203,441,381
Value HLS Fund	135,225,174	189,885,326	—	—	135,225,174	189,885,326

10.	Capital Share Transactions:

The following information is for the year ended December 31, 2018, and the year ended December 31, 2017:

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	377,029	$11,576,568	806,404	$24,243,642
Shares Issued for Reinvested Dividends	4,232,006	123,979,008	1,550,612	47,464,119
Shares Redeemed	(9,617,908)	(296,172,690)	(9,237,441)	(271,385,497)

Net Increase (Decrease)	(5,008,873)	(160,617,114)	(6,880,425)	(199,677,736)

Class IB
Shares Sold	194,734	$6,046,489	98,155	$2,948,319
Shares Issued for Reinvested Dividends	526,962	15,722,695	178,485	5,534,060
Shares Redeemed	(1,312,276)	(40,893,966)	(1,359,464)	(40,387,458)

Net Increase (Decrease)	(590,580)	(19,124,782)	(1,082,824)	(31,905,079)

Total Net Increase (Decrease)	(5,599,453)	$(179,741,896)	(7,963,249)	$(231,582,815)

Capital Appreciation HLS Fund
Class IA
Shares Sold	711,578	$32,492,124	1,520,224	$69,676,765
Shares Issued for Reinvested Dividends	10,121,562	454,718,791	5,849,271	280,000,593
Shares Redeemed	(14,565,754)	(701,373,697)	(23,141,724)	(1,078,423,340)

Net Increase (Decrease)	(3,732,614)	(214,162,782)	(15,772,229)	(728,745,982)

Class IB
Shares Sold	110,197	$5,115,632	111,613	$5,150,495
Shares Issued for Reinvested Dividends	1,249,788	55,433,182	742,165	35,014,412
Shares Redeemed	(2,349,094)	(111,859,162)	(2,304,465)	(105,783,037)

Net Increase (Decrease)	(989,109)	(51,310,348)	(1,450,687)	(65,618,130)

Class IC
Shares Sold	79,629	$3,804,757	127,654	$5,935,733
Shares Issued for Reinvested Dividends	74,019	3,306,482	36,298	1,722,982
Shares Redeemed	(81,252)	(3,859,522)	(53,091)	(2,473,932)

Net Increase (Decrease)	72,396	3,251,717	110,861	5,184,783

Total Net Increase (Decrease)	(4,649,327)	$(262,221,413)	(17,112,055)	$(789,179,329)

Disciplined Equity HLS Fund
Class IA
Shares Sold	418,081	$6,351,289	283,728	$4,383,156
Shares Issued for Reinvested Dividends	3,963,155	59,926,121	4,779,020	69,277,938
Shares Redeemed	(7,184,640)	(112,570,690)	(6,394,841)	(97,244,218)

Net Increase (Decrease)	(2,803,404)	(46,293,280)	(1,332,093)	(23,583,124)

195

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Disciplined Equity HLS Fund – (continued)
Class IB
Shares Sold	125,940	$1,915,988	144,937	$2,190,277
Shares Issued for Reinvested Dividends	541,890	8,120,313	660,646	9,451,480
Shares Redeemed	(1,097,934)	(16,926,882)	(1,017,854)	(15,281,872)

Net Increase (Decrease)	(430,104)	(6,890,581)	(212,271)	(3,640,115)

Total Net Increase (Decrease)	(3,233,508)	$(53,183,861)	(1,544,364)	$(27,223,239)

Dividend and Growth HLS Fund
Class IA
Shares Sold	2,238,948	$51,960,388	4,155,891	$95,954,389
Shares Issued for Reinvested Dividends	16,643,249	367,065,830	11,597,227	261,460,717
Shares Redeemed	(20,816,118)	(488,971,318)	(19,421,429)	(451,326,930)

Net Increase (Decrease)	(1,933,921)	(69,945,100)	(3,668,311)	(93,911,824)

Class IB
Shares Sold	410,222	$9,509,461	375,911	$8,685,861
Shares Issued for Reinvested Dividends	2,277,912	50,078,265	1,593,174	35,652,495
Shares Redeemed	(3,148,825)	(72,751,751)	(3,425,042)	(79,084,752)

Net Increase (Decrease)	(460,691)	(13,164,025)	(1,455,957)	(34,746,396)

Total Net Increase (Decrease)	(2,394,612)	$(83,109,125)	(5,124,268)	$(128,658,220)

Global Growth HLS Fund
Class IA
Shares Sold	1,078,775	$31,212,233	1,167,362	$30,260,457
Shares Issued for Reinvested Dividends	1,375,789	38,893,548	811,179	20,798,629
Shares Redeemed	(2,645,726)	(75,484,691)	(2,159,005)	(55,663,972)

Net Increase (Decrease)	(191,162)	(5,378,910)	(180,464)	(4,604,886)

Class IB
Shares Sold	195,826	$5,672,825	205,454	$5,206,011
Shares Issued for Reinvested Dividends	261,598	7,324,732	156,643	3,981,856
Shares Redeemed	(574,093)	(16,275,227)	(611,170)	(15,562,567)

Net Increase (Decrease)	(116,669)	(3,277,670)	(249,073)	(6,374,700)

Total Net Increase (Decrease)	(307,831)	$(8,656,580)	(429,537)	$(10,979,586)

Growth Opportunities HLS Fund
Class IA
Shares Sold	880,238	$34,499,287	1,055,813	$35,715,356
Shares Issued for Reinvested Dividends	4,558,515	183,161,141	456,670	16,106,761
Shares Redeemed	(4,784,503)	(194,145,164)	(5,385,187)	(187,447,545)

Net Increase (Decrease)	654,250	23,515,264	(3,872,704)	(135,625,428)

Class IB
Shares Sold	247,857	$9,559,584	226,887	$7,648,732
Shares Issued for Reinvested Dividends	558,990	21,414,890	55,466	1,881,415
Shares Redeemed	(728,619)	(28,067,244)	(837,366)	(27,997,475)

Net Increase (Decrease)	78,228	2,907,230	(555,013)	(18,467,328)

Class IC
Shares Sold	153,006	$6,010,543	104,552	$3,540,640
Shares Issued for Reinvested Dividends	133,407	5,228,239	11,639	403,653
Shares Redeemed	(84,803)	(3,367,405)	(81,843)	(2,819,857)

Net Increase (Decrease)	201,610	7,871,377	34,348	1,124,436

Total Net Increase (Decrease)	934,088	$34,293,871	(4,393,369)	$(152,968,320)

Healthcare HLS Fund
Class IA
Shares Sold	1,245,774	$29,306,376	1,841,982	$44,835,798
Shares Issued for Reinvested Dividends	745,725	17,636,397	1,933,544	42,557,293
Shares Redeemed	(2,811,944)	(65,218,731)	(2,322,554)	(54,827,732)

Net Increase (Decrease)	(820,445)	(18,275,958)	1,452,972	32,565,359

196

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Healthcare HLS Fund – (continued)
Class IB
Shares Sold	88,489	$1,970,210	129,384	$2,994,650
Shares Issued for Reinvested Dividends	121,767	2,726,361	343,098	7,184,474
Shares Redeemed	(427,867)	(9,515,201)	(517,395)	(11,565,478)

Net Increase (Decrease)	(217,611)	(4,818,630)	(44,913)	(1,386,354)

Total Net Increase (Decrease)	(1,038,056)	$(23,094,588)	1,408,059	$31,179,005

High Yield HLS Fund
Class IA
Shares Sold	1,286,518	$10,403,608	1,551,820	$12,802,783
Shares Issued for Reinvested Dividends	1,614,321	12,607,847	1,763,487	14,107,895
Shares Redeemed	(5,381,959)	(43,050,250)	(5,352,490)	(44,291,170)

Net Increase (Decrease)	(2,481,120)	(20,038,795)	(2,037,183)	(17,380,492)

Class IB
Shares Sold	383,944	$3,004,028	398,161	$3,249,143
Shares Issued for Reinvested Dividends	491,610	3,775,566	551,458	4,345,488
Shares Redeemed	(1,712,158)	(13,431,228)	(1,811,097)	(14,711,242)

Net Increase (Decrease)	(836,604)	(6,651,634)	(861,478)	(7,116,611)

Total Net Increase (Decrease)	(3,317,724)	$(26,690,429)	(2,898,661)	$(24,497,103)

International Opportunities HLS Fund
Class IA
Shares Sold	7,906,986	$133,045,266	14,013,729	$228,923,920
Shares Issued for Reinvested Dividends	1,511,466	24,591,559	1,165,749	19,083,304
Shares Redeemed	(18,708,966)	(314,533,972)	(10,831,010)	(174,609,123)

Net Increase (Decrease)	(9,290,514)	(156,897,147)	4,348,468	73,398,101

Class IB
Shares Sold	682,479	$11,438,242	595,017	$9,615,544
Shares Issued for Reinvested Dividends	145,186	2,394,120	109,962	1,824,269
Shares Redeemed	(1,453,082)	(24,718,563)	(1,810,973)	(29,172,721)

Net Increase (Decrease)	(625,417)	(10,886,201)	(1,105,994)	(17,732,908)

Total Net Increase (Decrease)	(9,915,931)	$(167,783,348)	3,242,474	$55,665,193

MidCap HLS Fund
Class IA
Shares Sold	6,486,190	$264,741,334	9,676,572	$363,623,668
Shares Issued for Reinvested Dividends	5,086,106	206,009,765	2,534,154	94,658,888
Shares Redeemed	(12,978,019)	(515,877,276)	(9,315,330)	(349,644,474)

Net Increase (Decrease)	(1,405,723)	(45,126,177)	2,895,396	108,638,082

Class IB
Shares Sold	85,061	$3,436,405	203,031	$7,530,954
Shares Issued for Reinvested Dividends	138,789	5,470,747	139,137	5,084,893
Shares Redeemed	(319,892)	(12,588,252)	(1,660,894)	(64,348,851)

Net Increase (Decrease)	(96,042)	(3,681,100)	(1,318,726)	(51,733,004)

Total Net Increase (Decrease)	(1,501,765)	$(48,807,277)	1,576,670	$56,905,078

MidCap Growth HLS Fund
Class IA
Shares Sold	443,078	$3,855,962	546,142	$4,524,831
Shares Issued for Reinvested Dividends	907,298	7,929,782	415,135	3,287,870
Shares Redeemed	(1,874,449)	(16,135,241)	(2,330,941)	(19,299,802)

Net Increase (Decrease)	(524,073)	(4,349,497)	(1,369,664)	(11,487,101)

Class IB
Shares Sold	103,365	$916,628	206,491	$1,703,656
Shares Issued for Reinvested Dividends	158,237	1,375,082	69,948	550,492
Shares Redeemed	(362,990)	(3,129,051)	(724,359)	(5,954,090)

Net Increase (Decrease)	(101,388)	(837,341)	(447,920)	(3,699,942)

Total Net Increase (Decrease)	(625,461)	$(5,186,838)	(1,817,584)	$(15,187,043)

197

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
MidCap Value HLS Fund
Class IA
Shares Sold	363,704	$4,488,869	474,578	$5,861,095
Shares Issued for Reinvested Dividends	1,760,255	20,921,640	1,786,186	20,308,940
Shares Redeemed	(3,101,516)	(37,927,053)	(3,597,010)	(44,123,512)

Net Increase (Decrease)	(977,557)	(12,516,544)	(1,336,246)	(17,953,477)

Class IB
Shares Sold	55,809	$678,984	91,141	$1,113,838
Shares Issued for Reinvested Dividends	497,931	5,918,091	534,256	6,031,748
Shares Redeemed	(961,412)	(11,563,113)	(1,189,202)	(14,470,579)

Net Increase (Decrease)	(407,672)	(4,966,038)	(563,805)	(7,324,993)

Total Net Increase (Decrease)	(1,385,229)	$(17,482,582)	(1,900,051)	$(25,278,470)

Small Cap Growth HLS Fund
Class IA
Shares Sold	4,222,713	$140,276,410	5,723,808	$165,058,843
Shares Issued for Reinvested Dividends	1,485,036	51,501,062	13,629	391,968
Shares Redeemed	(5,574,766)	(183,058,917)	(12,168,321)	(365,607,978)

Net Increase (Decrease)	132,983	8,718,555	(6,430,884)	(200,157,167)

Class IB
Shares Sold	1,901,268	$59,933,616	5,928,739	$176,762,856
Shares Issued for Reinvested Dividends	690,752	23,243,803	—	—
Shares Redeemed	(2,517,531)	(81,490,053)	(2,636,397)	(76,228,471)

Net Increase (Decrease)	74,489	1,687,366	3,292,342	100,534,385

Total Net Increase (Decrease)	207,472	$10,405,921	(3,138,542)	$(99,622,782)

Small Company HLS Fund
Class IA
Shares Sold	2,279,458	$49,529,365	1,793,489	$32,075,623
Shares Issued for Reinvested Dividends	1,609,205	37,253,096	—	—
Shares Redeemed	(5,131,207)	(111,785,237)	(26,402,292)	(469,703,430)

Net Increase (Decrease)	(1,242,544)	(25,002,776)	(24,608,803)	(437,627,807)

Class IB
Shares Sold	282,487	$5,752,063	223,321	$3,768,830
Shares Issued for Reinvested Dividends	188,065	4,017,068	—	—
Shares Redeemed	(747,252)	(14,895,365)	(2,064,656)	(34,359,403)

Net Increase (Decrease)	(276,700)	(5,126,234)	(1,841,335)	(30,590,573)

Total Net Increase (Decrease)	(1,519,244)	$(30,129,010)	(26,450,138)	$(468,218,380)

Stock HLS Fund
Class IA
Shares Sold	72,515	$5,954,634	82,347	$6,102,812
Shares Issued for Reinvested Dividends	265,343	20,294,819	299,255	23,707,000
Shares Redeemed	(2,271,073)	(186,699,226)	(2,491,889)	(184,342,341)

Net Increase (Decrease)	(1,933,215)	(160,449,773)	(2,110,287)	(154,532,529)

Class IB
Shares Sold	25,748	$2,171,547	24,541	$1,800,010
Shares Issued for Reinvested Dividends	22,018	1,685,834	26,673	2,111,519
Shares Redeemed	(311,649)	(25,637,685)	(326,619)	(24,082,015)

Net Increase (Decrease)	(263,883)	(21,780,304)	(275,405)	(20,170,486)

Total Net Increase (Decrease)	(2,197,098)	$(182,230,077)	(2,385,692)	$(174,703,015)

Total Return Bond HLS Fund
Class IA
Shares Sold	8,943,428	$98,737,562	10,804,579	$121,912,379
Shares Issued for Reinvested Dividends	7,874,151	84,804,607	5,703,212	64,104,099
Shares Redeemed	(33,490,964)	(367,229,305)	(28,263,945)	(319,063,315)

Net Increase (Decrease)	(16,673,385)	(183,687,136)	(11,756,154)	(133,046,837)

198

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

	For the Year Ended December 31, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Total Return Bond HLS Fund – (continued)
Class IB
Shares Sold	737,317	$8,103,146	1,007,204	$11,336,689
Shares Issued for Reinvested Dividends	856,478	9,181,448	611,268	6,840,084
Shares Redeemed	(3,590,545)	(39,142,701)	(3,290,538)	(36,973,156)

Net Increase (Decrease)	(1,996,750)	(21,858,107)	(1,672,066)	(18,796,383)

Total Net Increase (Decrease)	(18,670,135)	$(205,545,243)	(13,428,220)	$(151,843,220)

Ultrashort Bond HLS Fund
Class IA
Shares Sold	5,794,419	$58,434,281	3,269,464	$32,898,341
Shares Issued for Reinvested Dividends	499,842	5,018,414	385,163	3,863,181
Shares Redeemed	(8,804,753)	(88,776,912)	(10,954,529)	(110,225,740)

Net Increase (Decrease)	(2,510,492)	(25,324,217)	(7,299,902)	(73,464,218)

Class IB
Shares Sold	1,496,586	$15,071,051	766,654	$7,701,575
Shares Issued for Reinvested Dividends	53,416	536,294	35,217	353,222
Shares Redeemed	(1,634,853)	(16,463,268)	(2,138,208)	(21,476,321)

Net Increase (Decrease)	(84,851)	(855,923)	(1,336,337)	(13,421,524)

Total Net Increase (Decrease)	(2,595,343)	$(26,180,140)	(8,636,239)	$(86,885,742)

U.S. Government Securities HLS Fund
Class IA
Shares Sold	1,738,359	$17,500,321	2,103,061	$21,772,509
Shares Issued for Reinvested Dividends	716,309	7,134,442	729,790	7,516,833
Shares Redeemed	(6,266,754)	(63,056,532)	(6,323,266)	(65,421,205)

Net Increase (Decrease)	(3,812,086)	(38,421,769)	(3,490,415)	(36,131,863)

Class IB
Shares Sold	390,678	$3,920,475	351,226	$3,626,856
Shares Issued for Reinvested Dividends	133,828	1,332,927	135,593	1,395,250
Shares Redeemed	(1,494,961)	(14,988,690)	(1,335,009)	(13,785,552)

Net Increase (Decrease)	(970,455)	(9,735,288)	(848,190)	(8,763,446)

Total Net Increase (Decrease)	(4,782,541)	$(48,157,057)	(4,338,605)	$(44,895,309)

Value HLS Fund
Class IA
Shares Sold	769,369	$11,763,745	695,794	$10,990,889
Shares Issued for Reinvested Dividends	3,182,011	45,728,961	2,611,798	39,184,876
Shares Redeemed	(4,476,365)	(69,613,039)	(4,444,508)	(70,230,330)

Net Increase (Decrease)	(524,985)	(12,120,333)	(1,136,916)	(20,054,565)

Class IB
Shares Sold	81,995	$1,246,473	75,796	$1,195,727
Shares Issued for Reinvested Dividends	515,685	7,417,890	435,092	6,498,111
Shares Redeemed	(771,648)	(11,962,532)	(886,742)	(13,949,988)

Net Increase (Decrease)	(173,968)	(3,298,169)	(375,854)	(6,256,150)

Total Net Increase (Decrease)	(698,953)	$(15,418,502)	(1,512,770)	$(26,310,715)

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $400 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During and as of the year ended December 31, 2018, none of the Funds had borrowings under this facility.

12.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter

199

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2018

into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

The FASB recently issued ASU 2017-08 (the “ASU” or “Update”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU becomes effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Management is currently evaluating the implication, if any, of additional disclosure and its impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

14.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement disclosure have been identified.

Effective January 1, 2019, HFMC agreed to extend the current contractual management fee waiver of 0.03% for the Balanced HLS Fund. In addition, effective January 1, 2019, HFMC agreed to waive 0.04% of the MidCap Value HLS Fund’s contractual management fee. Each of these contractual management fee waivers will remain in effect until April 30, 2020 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

200

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Companies”) (Hartford Series Fund, Inc. comprising Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Value HLS Fund and Hartford HLS Series Fund II, Inc. comprising Hartford Growth Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund), Hartford Small Cap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Companies at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, audits of the Companies’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hartford investment companies since 2002.

Philadelphia, Pennsylvania

February 20, 2019

201

Hartford HLS Funds

Directors and Officers of Each Company (Unaudited)

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2018. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Vistra Energy Corporation, formerly known as Dynegy, Inc. (an independent power company) since October 2012 and as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	None

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	None

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None

202

Hartford HLS Funds

Directors and Officers of Each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served until June 2013. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. and served until July 2018. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director until August 2010. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	83	None

PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. From February 2007 to February 2018, Mr. Peterson served as a member of the Board of Trustees of the William Blair Funds. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	83	None

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None

DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of seven investment funds, including two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

203

Hartford HLS Funds

Directors and Officers of Each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

ALBERT Y. LEE (1979)	Vice President and Assistant Treasurer	Since 2017	Mr. Lee serves as Head of Systemic Strategies and ETF Operations and Senior Vice President of HFMG (since July 2016). Mr. Lee also serves as Senior Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lee served as Managing Director and Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer at Avicenna Capital Management (2007-2009); and Chief Financial Officer at Steeple Capital LP (2005-2007).	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A

204

Hartford HLS Funds

Directors and Officers of Each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as President (since April 2018), Chief Executive Officer (since April 2018) and Executive Vice President (since December 2013) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is a Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO and is the Head of Operations of HASCO. Ms. Quade also serves as Vice President of HFD and HFMG (since December 2013). From February 2018 to May 14, 2018, Ms. Quade served as Treasurer of each Company. Formerly, Ms. Quade served as Director, Enterprise Operations of Hartford Life Insurance Company from April 2012 through December 2013. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)

Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.

(3)

The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.

(4)	For Hartford Series Fund, Inc.
(5)	For Hartford HLS Series Fund II, Inc.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

205

Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

206

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund)

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 7-8, 2018, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HLS and HLS II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) on behalf of each of HLS and HLS II, as applicable.

In the months preceding the August 7-8, 2018 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 19-20, 2018 and August 7-8, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 19-20, 2018 and August 7-8, 2018 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its continuation of the Agreements is provided below.

207

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC and not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of the Sub-adviser’s investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

208

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 19-20, 2018 and August 7-8, 2018 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to other clients that are exchange-traded funds (“ETFs”) with investment strategies similar to those of certain Funds. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered any differences between the Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses. The Board noted the effect of the run-off of the variable annuity business on the HLS Funds and also noted that, for Hartford MidCap Growth HLS Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or

209

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

potential economies of scale. The Board also noted that the assets under management had declined for certain Funds and considered the potential impact of such declines on the expense ratios for such Funds. The Board noted the recently completed sale of the annuity run-off business and considered how the sale may impact the Funds’ asset levels.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds. The Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information regarding the transfer agency services provided by HASCO to the Funds and the transfer agency fees received therefor. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return and each Fund’s performance relative to its benchmark reflects the Fund’s gross performance.

Hartford Balanced HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 5-year periods and in line with its custom blended benchmark for the 3-year period. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has a contractual management fee waiver of 0.03% through April 30, 2020.

Hartford Capital Appreciation HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy. The Board also noted upcoming changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Disciplined Equity HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period.

210

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

Hartford Dividend and Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Global Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Growth Opportunities HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford Healthcare HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford High Yield HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile.

Hartford International Opportunities HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. In considering the Fund’s expenses, the Board noted that the Sub-adviser has limited capacity with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels.

Hartford MidCap Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team and principal investment strategy.

•

The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

211

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford MidCap HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford MidCap Value HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted that the Fund has a contractual management fee waiver of 0.04% through April 30, 2020.

Hartford Small Cap Growth HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period. The Board noted upcoming changes to the Fund’s portfolio management team and principal investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small Company HLS Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team and upcoming changes to the Fund’s principal investment strategy.

•

The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Stock HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Total Return Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Ultrashort Bond HLS Fund

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3-year period.

•

The Board noted that the Fund’s contractual management fee and its actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

212

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford U.S. Government Securities HLS Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Value HLS Fund

•

The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

•

The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

213

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes: a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Law Department, Privacy Law, One Hartford Plaza, Hartford, CT 06155, or at CorporatePrivacyOffice@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2018), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life, Ltd.; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HIMCO Distribution Services Company; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex R, LLC; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Hartford International Asset Management Company Limited; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2018

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with Wellington Management Company LLP.

HLSSAR18    2-19    209597    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

    The Board of Directors of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$79,865 for the fiscal year ended December 31, 2017; $110,000 for the fiscal year ended December 31, 2018.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended December 31, 2017; $0 for the fiscal year ended December 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$18,487 for the fiscal year ended December 31, 2017; $19,005 for the fiscal year ended December 31, 2018. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax, and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2017; $0 for the fiscal year ended December 31, 2018.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended December 31, 2018, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $58,487 for the fiscal year ended December 31, 2017; $59,005 for the fiscal year ended December 31, 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

    Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

    Not applicable.

Item 13. Exhibits.

    (a)(1) Code of Ethics is filed herewith.

    (a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable

    (a)(4) Not applicable

    (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: March 4, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 4, 2019	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: March 4, 2019	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)